UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	EQUITY GROWTH STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2017 (the “Reporting Period”).

Market Review

During the six months ended June 30, 2017 (the “Reporting Period”), the U.S. and international equity markets produced positive returns, with international equities recording double-digit gains. The broad fixed income market generated modestly positive returns.

U.S. EQUITIES

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008-2009 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year-over-year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year-over-year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

U.S. equities, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”) gained 9.34% during the Reporting Period. Information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period. Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization

MARKET REVIEW

segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

INTERNATIONAL EQUITIES

When the Reporting Period started, international equities rallied on the prospect of deregulation in the U.S. following executive orders on oil pipelines and further optimism around infrastructure. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the Fed raised interest rates. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan (“BoJ”) maintaining its policy rate. Meanwhile the European Central Bank (“ECB”) kept its policy unchanged at its March 2017 meeting but revised its growth and inflation forecasts upwards. Markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether rates will rise before quantitative easing ends. Still, international equities gained ground in March 2017.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and market expectations for parliamentary elections this year declined. However, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. The U.S. labor market remained strong during the second quarter of 2017, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017. In the same month, European markets reacted hawkishly to the ECB President’s sanguine outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

For the Reporting Period as a whole, international equities, as measured by the MSCI EAFE Index, posted a return of 13.81%.1 Information technology, consumer staples, industrials and

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

MARKET REVIEW

health care were the best performing sectors in the MSCI EAFE Index. The weakest performing sector in the MSCI EAFE Index during the Reporting Period was energy, the only one to post a negative absolute return during the Reporting Period. Telecommunication services, consumer discretionary and real estate were relatively weak compared to the MSCI EAFE Index, but each still generated a double-digit gain.

From a country perspective, China was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Spain, Denmark, Finland and Hong Kong. Ireland was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed by Australia, Japan and the U.K.

FIXED INCOME MARKETS

At the beginning of the Reporting Period, spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which we believe helped boost business and consumer sentiment to near record levels. Investors also evaluated the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid and synchronized global expansion, led by developed markets, most notably the U.S. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in the country’s then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast, while the Fed raised its target range for the federal funds rate by 25 basis points. Minutes from the meeting raised expectations that Fed balance sheet normalization would begin in 2017. Despite the Fed’s monetary policy tightening, the U.S. dollar weakened versus both developed and emerging markets currencies during the first calendar quarter.

In the second quarter of 2017, spread sectors overall recorded positive returns. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided a sanguine assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary

MARKET REVIEW

policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (A hawkish market reaction suggests investors expect higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada. During the second quarter of 2017, the U.S. dollar continued to weaken versus many global currencies.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds produced solid gains, outperforming U.S. Treasury securities. Investment grade corporate bonds also outpaced U.S. Treasuries, followed at a distance by agency securities, asset-backed securities and commercial mortgage-backed securities. Mortgage-backed securities slightly underperformed U.S. Treasuries. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on longer- and intermediate-term maturities fell and yields on shorter-term maturities rose. The yield on the bellwether 10-year U.S. Treasury fell approximately 32 basis points to end the Reporting Period at 2.11%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the global economy to continue expanding during 2017, improving on the progress it made in 2016. We believed the markets were underestimating the pace of Fed rate hikes, given that the U.S. labor market was at what is defined by the government as full employment when the Reporting Period ended. Although we did not see a pickup in inflation during the Reporting Period, we expected this to be temporary as it was not consistent with U.S. economic data, in our view.

With regard to equities, we expect limited but positive returns in the near term, given the supportive investment environment and the appreciation in stock prices during the Reporting Period. As for fixed income, we are bearish on government bonds and believe we could see temporary selloffs in riskier asset classes, driven by inflation scares. At the end of the Reporting Period, we generally preferred corporate credit over government bonds, though the compression in spreads during the Reporting Period has made corporate credit less attractive than earlier in 2017, in our view. (Spreads are yield differentials between bonds of comparable maturity.) As for emerging markets assets versus developed markets assets, we remain more constructive on emerging markets assets given what we consider to be their attractive relative valuations and because we believe emerging markets growth has room to rebound.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎	Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 125* professionals with significant academic and practitioner experience.

∎	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of June 2017.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Management Teams

Each Portfolio is predominantly comprised of underlying Goldman Sachs funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Equity Growth Strategy Portfolio seeks long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Effective April 28, 2017, the Goldman Sachs Global Portfolio Solutions (“GPS”) Group assumed day-to-day management of the Fund of Funds Portfolios (the “Portfolios”) from the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. In connection with the change in portfolio management, the Portfolios underwent certain changes to their principal investment strategies and underlying funds. The performance information reported below is the combined performance of each of the Portfolios, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs QIS Team and the Goldman Sachs GPS Group discuss the Portfolios’ performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 5.28%, 4.86%, 5.48%, 5.17%, 5.43%, 5.11% and 5.48%, respectively. This compares to the 5.40% cumulative total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.43% and 11.48%, respectively, during the Reporting Period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 12.07%, 11.73%, 12.29%, 11.98%, 12.31%, 12.01% and 12.36%, respectively. This compares to the 11.48% cumulative total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 7.56%, 7.23%, 7.74%, 7.53%, 7.64%, 7.46% and 7.83%, respectively. This compares to the 7.41% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.43% and 11.48%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 9.63%, 9.27%, 9.87%, 9.59%, 9.77%, 9.48% and 9.95%, respectively. This compares to the 9.43% cumulative total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

PORTFOLIO RESULTS

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.43% and 11.48%, respectively, during the Reporting Period.

Q	How did the Portfolios’ investment strategies and underlying funds change as a result of the change in portfolio management on April 28, 2017?

A	The GPS Group, which assumed management of the Portfolios on April 28, 2017, applies a factor-based risk budgeting approach to develop strategic allocations among the various asset classes. To establish a diversified strategic asset allocation, the GPS Group seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The allocation process is done relative to the Portfolios’ respective benchmarks such that the sources of tracking error to the respective benchmarks are relatively balanced across the asset allocation factors. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. The strategic asset allocation is adjusted by the GPS Group as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. Each Portfolio’s positioning may therefore change over time based on these short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. Market views may be developed from multiple sources, including fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors. By allocating across different factors, regions, investment styles and strategies, the GPS Group seeks to achieve diversified, dynamic portfolios that offer consistent positive performance in excess of their respective benchmarks.

The Portfolios seek to achieve their respective investment objectives by investing in a combination of underlying funds. With the change in portfolio management, the Portfolios may also invest directly in affiliated and unaffiliated exchange-traded funds (“ETFs”) and in derivatives for both hedging and non-hedging purposes. Overall, some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments (the “underlying fixed income funds”), some of the underlying funds invest primarily in equity securities (the “underlying equity funds”) and other underlying funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “underlying dynamic funds”).

Q	What key factors were responsible for the Portfolios’ performance from January 1, 2017 through April 27, 2017 (“the initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater equity exposure performing more strongly. In addition, all four of the Portfolios outperformed their respective benchmark indices during the initial part of the Reporting Period. Overall, security selection within the underlying funds added significantly to the performance of each of the Portfolios. The QIS Team’s strategic, long-term asset allocation contributed positively to the performance of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. It detracted from the performance of the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Equity Growth Strategy Portfolio.* The implementation of tactical views detracted from the returns of all four of the Portfolios during the initial part of the Reporting Period.

Q	How did tactical asset allocation decisions affect the Portfolios’ performance during the initial part of the Reporting Period?

A

During the initial part of Reporting Period, the implementation of the QIS Team’s tactical views detracted from the performance of all four of the Portfolios. Overall, the Portfolios were hampered by their overweight positions in U.S. value stocks versus U.S. growth stocks and in local emerging markets debt versus developed markets debt. In addition, the QIS Team’s decision to shift the Portfolios from overweight to underweight positions in emerging markets equities versus developed markets equities hurt relative returns. Only the Portfolios’ overweight positions in high yield corporate bonds versus core fixed income added to

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

performance in a meaningful way during the initial part of the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the initial part of the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Strategic Growth Fund, the Goldman Sachs Large Cap Value Insights Fund and the Goldman Sachs International Equity Insights Fund outperformed their respective benchmark indices most during the initial part of the Reporting Period. The Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs Large Cap Growth Insights Fund underperformed their respective benchmark indices most.

Of the underlying fixed income funds, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Strategic Income Fund outperformed their respective benchmark indices most during the initial part of the Reporting Period. The Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund each underperformed their respective benchmark indices the most.

Among alternative and dynamic investment strategies, the Goldman Sachs Managed Futures Strategy Fund and the Goldman Sachs Dynamic Allocation Fund outperformed their respective benchmark indices most. The Goldman Sachs Real Estate Securities Fund underperformed its benchmark index most during the initial part of the Reporting Period. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Commodity Strategy Fund also underperformed their respective benchmark indices, albeit only slightly.

Q	What key factors were responsible for the Fund’s performance between April 28, 2017 and June 30, 2017 (“the latter part of the Reporting Period”)?

A	During the latter part of the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater equity exposure performing best. Only one of the Portfolios — the Goldman Sachs Equity Growth Strategy Portfolio — outperformed its benchmark index. The Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio underperformed their respective benchmark indices.* Overall, the GPS Group’s long-term, strategic asset allocation had a flat to slightly positive impact on the performance of the Portfolios. Tactical asset allocations decisions overall detracted from results. Although the implementation of the GPS Group’s medium-term cycle-aware dynamic views added to returns, its short-term tactical views as well as security selection within the underlying funds detracted from the performance of each of the Portfolios during the latter part of the Reporting Period.

Q	How did tactical asset allocation decisions affect the Portfolios’ performance during the latter part of the Reporting Period?

A	As mentioned previously, the Portfolios’ strategic asset allocation is adjusted by the GPS Group as part of its tactical investment process in order to react to changes in the markets, the economic cycle and the macroeconomic environment. Each Portfolio’s positioning may therefore change over time based on these short- to medium-term market views. During the latter part of the Reporting Period, the GPS Group’s medium-term cycle-aware dynamic views contributed positively to the Portfolios’ returns, while the implementation of its short-term tactical decisions detracted from performance.

Medium-term cycle-aware dynamic positioning within equities proved particularly helpful during the latter part of the Reporting Period when the Portfolios expressed a view wherein they were long emerging markets equities versus developed markets equities. This positioning added to the Portfolios’ returns, with the weak U.S. dollar, easier financial conditions and stable macro environment providing a favorable backdrop for emerging markets equities. Within fixed income, we held the view that each of the Portfolios should have a short duration bias. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) We expressed this view in two ways. First, the Portfolios were short long-maturity German government bonds, which added to performance on hawkish commentary from Germany’s central bank toward the end of the latter part of the Reporting Period. (Hawkish tends to imply higher interest rates; opposite of dovish.) Second, the Portfolios held steepening positions along the U.S. interest rate yield curve, which bolstered performance as longer-term yields rose near the

*	As measured by Institutional Shares.

PORTFOLIO RESULTS

end of the latter part of the Reporting Period. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening. Yield curve is a spectrum of maturities.)

Our short-term tactical decisions, which seek to take advantage of what we consider short-term market mispricing, detracted from the Portfolios’ returns. The negative performance was driven by our tactical equity views. Our decision to reduce equity risk hurt the Portfolios’ results, as riskier asset classes rallied during the latter part of the Reporting Period. In addition, a relative value view, wherein the Portfolios held long positions in offshore Chinese equities versus onshore Chinese equities, detracted from returns. Onshore Chinese equities significantly outperformed offshore Chinese equities on the announcement in June 2017 that they would be gradually added to MSCI indices. Also detracting was the Portfolios’ tactical allocation to a basket of emerging markets currencies. On the positive side, our country-specific tactical views, expressed through long positions in Indian and South African equities, contributed positively to performance during the latter part of the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, security selection within the underlying funds hurt the Portfolios’ results. This was concentrated in the Goldman Sachs Dynamic Allocation Fund, which generated rather flat performance, underperforming relative to our expectations and compared to a broad universe of liquid hedge funds. The Goldman Sachs Global Infrastructure Fund also underperformed its benchmark index during the latter part of the Reporting Period. In addition, among underlying equity funds, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Small Cap Equity Insights Fund underperformed their respective benchmark indices. On the positive side, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund outperformed their respective benchmark indices during the latter part of the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the initial part of the Reporting Period, the Portfolios did not directly invest in derivatives.

During the latter part of the Reporting Period, the Portfolios used derivatives primarily to express tactical views across developed and emerging markets equities as well as fixed income. The Portfolios employed equity index futures to gain tactical exposure to U.K. large-cap equities (positive impact), European equities (negative impact), Indian equities (positive impact), Australian equity futures (neutral impact), South African equities (positive impact), Spanish equities (negative impact), and Chinese offshore-listed equities versus onshore-listed equities (negative impact). Additionally, to modulate risk, the Portfolios used options on European equities (negative impact) and large-cap U.S. equities (neutral impact). Within fixed income, the Portfolios used interest rate futures to express views on the U.S. Treasury yield curve and on long-term German interest rates (both had a positive impact). The Portfolios also used credit default swaps to gain exposure to the high yield corporate bond market (neutral impact). Within a tactical basket of currencies, the Portfolios employed foreign exchange forwards to go long and/or short select developed and emerging markets currencies (negative impact).

During the Reporting Period overall, some of the Portfolios’ underlying funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	At the beginning of the Reporting Period, the QIS Team held a bullish view on equities versus fixed income due to strong momentum in the equity markets. In the first quarter of 2017, the QIS Team shifted to a bullish view on fixed income versus equities because of what we considered to be less attractive valuations in the equity markets.

Within equities, at the beginning of the Reporting Period, we favored U.S. stocks over international stocks because of strong short-term momentum and investment flows into the

PORTFOLIO RESULTS

U.S. stock market. We adopted a neutral view on U.S. stocks versus international stocks during the first quarter of 2017. Among U.S. equities, we began the Reporting Period bullish on value stocks versus growth stocks due to positive market sentiment for value stocks. We continued to favor value stocks over growth stocks in the first quarter of 2017 because of what we considered attractive risk premiums for value stocks. At the start of the Reporting Period, we were slightly bullish on large-cap stocks versus small-cap stocks because of the relatively more attractive valuations of large-cap stocks. We grew more bullish on large-cap stocks relative to small-cap stocks during the first quarter of 2017 as a result of improved investor sentiment for large-cap stocks. When the Reporting Period began, we held a bullish view on emerging markets equities versus developed markets equities due to what we considered less attractive valuations, weaker momentum and diminished investor risk appetite for developed markets equities. In the first quarter of 2017, we remained bullish on emerging markets equities versus developed markets equities because of what we viewed as less attractive valuations and weaker momentum for developed markets equities.

Within fixed income, at the start of the Reporting Period, we had a bullish view of international fixed income over U.S. fixed income because of what we considered less attractive yields and weaker momentum in the U.S. fixed income market. We shifted to a neutral view on international fixed income versus U.S. fixed income in the first quarter of 2017. At the beginning of the Reporting Period, we had a modestly bullish view of high yield corporate bonds relative to investment grade corporate bonds because of what we considered positive, but declining, risk premiums. We remained bullish on high yield corporate bonds versus investment grade corporate bonds in the first quarter of 2017 due to strong momentum in the high yield corporate bond market. When the Reporting Period began, we had a bullish view of developed markets debt versus U.S. dollar-denominated emerging markets debt because of weak momentum in emerging markets debt, emerging markets equities and emerging markets currencies. At the same time, we were bullish on developed markets debt versus local emerging markets debt due to strong momentum in developed markets currencies. In the first quarter of 2017, we became bullish on both U.S. dollar-denominated emerging markets debt and local emerging markets debt versus developed markets debt as a result of weaker momentum in developed markets debt, developed markets equities and developed markets currencies.

On April 28, 2017, the GPS Group took over management responsibilities for the Portfolios and transitioned them to new long-term strategic asset allocations. We added positions in global infrastructure securities as well as in a macroeconomic fixed income strategy that seeks to profit when interest rates decrease or remain flat. We eliminated the Portfolios’ allocation to unconstrained fixed income. In addition, we expanded the Portfolios’ investment universe through the use of ETFs and derivatives, which we employ to express both strategic and tactical asset allocation views.

Overall, during the latter part of the Reporting Period, we implemented three medium-term cycle-aware dynamic views, expressed through: 1) long positions in emerging markets equities; 2) short positions in long-maturity German government bonds; and 3) steepening positions on the U.S. interest rate yield curve. (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our strategic fixed income and currency views as it is an all-equity portfolio.)

Within the Portfolios’ short-term tactical asset allocation, we decreased equity risk by reducing exposure to global equities broadly, as we believed the markets would be volatile heading into the summer of 2017. Among equities, we established and maintained country-level positions in India, Singapore, South Africa and Japan. We also established and maintained relative value positions, such as long positions in offshore Chinese stocks versus onshore Chinese stocks and long positions in Spanish equities versus short positions in Australian equities. Within fixed income, we established and then increased the size of a basket containing relative value positions in the interest rates of various countries. The largest exposures were short positions in Australian and U.S. interest rates versus those of other countries, including long positions in Canadian interest rates. Among other relative value trades were long positions in U.S. high yield corporate bonds versus European high yield corporate bonds, wherein we sought to take advantage of what we believed to be an overvalued European high yield corporate bond market. We also initiated long relative value positions in seven-to-10-year U.S. Treasuries versus short positions in the Japanese yen. In addition, during the latter part of the Reporting Period, we added a basket that contained relative value positions in emerging markets currencies. (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our tactical fixed income and currency views as it is an all-equity portfolio.)

PORTFOLIO RESULTS

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	When the Reporting Period began, William Fallon, James Park, Nicholas Chan and Edward J. Tostanoski III of the QIS Team served as portfolio managers of the Portfolios. Effective April 3, 2017, William Fallon no longer served as a portfolio manager. On April 28, 2017, the GPS Group assumed day-to-day management of the Portfolios, with Raymond Chan and Christopher Lvoff becoming portfolio managers of the Portfolios. Edward J. Tostanoski III joined the GPS Group in April 2017 and remained a portfolio manager of the Portfolios, while James Park and Nicholas Chan no longer served as portfolio managers of the Portfolios.

FUND BASICS

Balanced Strategy

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	5.28%	5.40%	1.43%	11.48%
Class C	4.86	5.40	1.43	11.48
Institutional	5.48	5.40	1.43	11.48
Service	5.17	5.40	1.43	11.48
Class IR	5.43	5.40	1.43	11.48
Class R	5.11	5.40	1.43	11.48
Class R6	5.48	5.40	1.43	11.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.03%	3.96%	2.57%	4.15%	1/2/98
Class C	6.24	4.36	2.39	3.68	1/2/98
Institutional	8.43	5.54	3.56	4.87	1/2/98
Service	7.79	5.18	3.12	4.39	1/2/98
Class IR	8.29	5.41	N/A	3.44	11/30/07
Class R	7.70	4.92	N/A	2.96	11/30/07
Class R6	8.42	N/A	N/A	4.60	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Class C	2.11	2.19
Institutional	0.96	1.04
Service	1.46	1.54
Class IR	1.11	1.19
Class R	1.61	1.69
Class R6	0.94	1.02

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2017. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements as of December 31, 2016. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

FUND BASICS

Equity Growth Strategy

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index [2]
Class A	12.07%	11.48%
Class C	11.73	11.48
Institutional	12.29	11.48
Service	11.98	11.48
Class IR	12.31	11.48
Class R	12.01	11.48
Class R6	12.36	11.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

17

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.77%	9.71%	2.46%	4.73%	1/2/98
Class C	17.48	10.16	2.28	4.27	1/2/98
Institutional	19.72	11.41	3.46	5.44	1/2/98
Service	19.13	10.84	2.94	4.93	1/2/98
Class IR	19.67	11.27	N/A	3.59	11/30/07
Class R	19.05	10.69	N/A	3.12	11/30/07
Class R6	19.81	N/A	N/A	7.87	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.47%
Class C	2.12	2.22
Institutional	0.97	1.07
Service	1.47	1.57
Class IR	1.12	1.22
Class R	1.62	1.72
Class R6	0.95	1.05

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

18

FUND BASICS

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

19

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

FUND BASICS

Growth and Income Strategy

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	7.56%	7.41%	1.43%	11.48%
Class C	7.23	7.41	1.43	11.48
Institutional	7.74	7.41	1.43	11.48
Service	7.53	7.41	1.43	11.48
Class IR	7.64	7.41	1.43	11.48
Class R	7.46	7.41	1.43	11.48
Class R6	7.83	7.41	1.43	11.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.83%	5.75%	2.34%	4.50%	1/2/98
Class C	10.18	6.17	2.15	4.02	1/2/98
Institutional	12.43	7.38	3.33	5.22	1/2/98
Service	11.95	6.86	2.83	4.70	1/2/98
Class IR	12.28	7.22	N/A	3.23	11/30/07
Class R	11.81	6.71	N/A	2.74	11/30/07
Class R6	12.54	N/A	N/A	5.64	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.42%
Class C	2.12	2.17
Institutional	0.97	1.02
Service	1.47	1.52
Class IR	1.12	1.17
Class R	1.62	1.67
Class R6	0.95	1.00

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

23

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

FUND BASICS

Growth Strategy

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	9.63%	9.43%	1.43%	11.48%
Class C	9.27	9.43	1.43	11.48
Institutional	9.87	9.43	1.43	11.48
Service	9.59	9.43	1.43	11.48
Class IR	9.77	9.43	1.43	11.48
Class R	9.48	9.43	1.43	11.48
Class R6	9.95	9.43	1.43	11.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free floatadjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

25

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.49%	7.62%	2.01%	4.38%	1/2/98
Class C	14.01	8.04	1.83	3.90	1/2/98
Institutional	16.31	9.28	3.00	5.09	1/2/98
Service	15.73	8.77	2.50	4.57	1/2/98
Class IR	16.13	9.13	N/A	3.06	11/30/07
Class R	15.50	8.59	N/A	2.55	11/30/07
Class R6	16.40	N/A	N/A	6.62	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.44%
Class C	2.13	2.19
Institutional	0.98	1.04
Service	1.48	1.54
Class IR	1.13	1.19
Class R	1.63	1.69
Class R6	0.96	1.02

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

26

FUND BASICS

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

27

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements as of December 31, 2016. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective April 28, 2017, the Goldman Sachs Global Portfolio Solutions (“GPS”) Group assumed day-to-day management of the Satellite Strategies Portfolio (the “Portfolio”) from the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. In connection with the change in portfolio management, the Portfolio underwent certain changes to its principal investment strategies and underlying funds. The performance information reported below is the combined performance of the Portfolio, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs QIS Team and the Goldman Sachs GPS Group discuss the Portfolio’s performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of 7.08%, 6.60%, 7.31%, 7.04%, 7.23%, 6.86% and 7.31%, respectively. This compares to the 7.90% cumulative total return of the Fund’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Index (Gross, USD, Unhedged), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of 2.27%, 9.34% and 14.23%, respectively, during the same period.

Q	How did the Portfolio’s investment strategies change as a result of the change in portfolio management on April 28, 2017?

A	The GPS Group, which assumed management of the Portfolio on April 28, 2017, applies a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. In contrast to traditional equity and fixed income selection strategies, which focus on individual stocks and bonds, the GPS Group’s model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. To establish a diversified strategic asset allocation, the GPS Group seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The GPS Group employs a proprietary asset allocation process and other techniques to deliver what we believe is the best strategic allocation in the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds. With the change in portfolio management, the Portfolio may also invest directly in affiliated and unaffiliated ETFs and in derivatives for both hedging and non-hedging purposes. Overall, some of the Portfolio’s underlying funds invest primarily in fixed income or money market instruments (the “underlying fixed income funds”), some of the underlying funds invest primarily in equity securities (the “underlying equity funds”).

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, all satellite asset classes, with the exception of commodities, generated positive absolute returns. However, some satellite asset classes struggled to outperform traditional equity and fixed income asset classes.

Among equity satellite asset classes, emerging markets equities performed best during the Reporting Period, returning more than 18%, as measured by the MSCI Emerging Markets Index. The strong performance was

29

PORTFOLIO RESULTS

driven by a weaker U.S. dollar, easier financial conditions and a stable macro environment. For the same reasons, international small-cap stocks performed well, up 16.72%, as measured by the MSCI EAFE Small Cap Index. Meanwhile, U.S. and international real estate securities, as represented by the Wilshire Real Estate Securities Index and the FTSE/ NAREIT Developed ex U.S. Real Estate Index, respectively, were challenged during the Reporting Period. Although they recorded positive returns of 2.42% and 5.37%, respectively, they underperformed U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index, which were up approximately 9.34% and 13.81%, respectively. Commodities, as measured by the S&P GSCI Commodity Index, posted negative returns, down more than 10% during the Reporting Period. The decline was spurred by investor concerns that extended output cuts by the Organization of the Petroleum Exporting Countries would not be able to curb oversupply fueled by an increasing number of U.S. producers.

Among fixed income satellite asset classes, U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index — Global Diversified Index, and local emerging markets debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, were the strongest performers, up 6.19% and 10.36%, respectively. Local emerging markets debt benefited from strength in local currencies, while both U.S. dollar-denominated emerging markets debt and local emerging markets debt benefited from continued accommodative monetary policy by global central banks. High yield corporate bonds also recorded a gain, up 4.92%, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, outperforming the broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.27%. Meanwhile, high yield loans, as represented by the Credit Suisse Leveraged Loan Index, underperformed the broad U.S. fixed income market, advancing only 1.9% during the Reporting Period.

Q	What key factors were responsible for the Portfolio’s performance from January 1, 2017 through April 27, 2017 (“the initial part of the Reporting Period”)?

A	During the initial part of the Reporting Period, the Portfolio benefited most relative to its blended benchmark from exposures to emerging markets equities. Also contributing positively were the Portfolio’s exposures to international small-cap stocks. Conversely, the Portfolio’s exposure to commodities detracted from results during the initial part of the Reporting Period. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the initial part of the Reporting Period?

A	Overall, security selection within the underlying funds detracted from the Portfolio’s performance during the initial part of the Reporting Period. The Goldman Sachs Real Estate Securities Fund underperformed its benchmark index the most. Slightly underperforming their respective benchmark indices were the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs International Real Estate Securities Fund, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund. Conversely, the Goldman Sachs Emerging Markets Equity Fund outperformed its benchmark index most during the initial part of the Reporting Period. The Goldman Sachs International Small Cap Equity Insights Fund and the Goldman Sachs Local Emerging Markets Debt Fund also outperformed their respective benchmark indices, albeit to a lesser extent.

Q	What key factors were responsible for the Portfolio’s performance between April 28, 2017 and June 30, 2017 (“the latter part of the Reporting Period”)?

A	As mentioned previously, the GPS Group applies a factor- based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. To establish a diversified strategic asset allocation, we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

Overall, during the latter part of the Reporting Period, our strategic asset allocation had a rather neutral impact on results, while security selection within the underlying funds detracted from performance.

30

PORTFOLIO RESULTS

Within equity satellite asset classes, the Portfolio’s strategic allocations to international small-cap equities and emerging markets equities outperformed the equity component of the blended benchmark, benefiting from positive macro data and a weaker U.S. dollar. Strategic allocations to U.S. and international real estate securities as well as to global infrastructure securities generated positive returns in absolute terms but detracted from performance relative to the equity component of the blended benchmark. These asset classes, which many investors consider proxies for fixed income, struggled, as hawkish comments from the Fed led to an uptick in interest rates near the end of the latter part of the Reporting Period. (Hawkish comments tend to suggest higher interest rates; opposite of dovish.)

Within fixed income satellite asset classes, strategic allocations to local emerging markets debt and U.S. dollar-denominated emerging markets debt outperformed the fixed income component of the blended benchmark. The positive performance was driven by the appreciation of emerging markets currencies and easy financial conditions in the emerging markets. Relative to the fixed income component of the blended benchmark, a strategic allocation to high yield corporate bonds outperformed and a strategic allocation to high yield loans underperformed during the latter part of the Reporting Period.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the latter part of the Reporting Period?

A	Overall, security selection within the underlying funds detracted from the Portfolio’s performance. The underperformance was concentrated in underlying funds that invested in equity satellite asset classes, led by the Goldman Sachs Global Infrastructure Fund, which lagged its benchmark index. Additionally, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs International Small Cap Insights Fund slightly underperformed their respective benchmark indices during the latter part of the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the underlying funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During the first quarter of 2017, through its underlying funds, the QIS Team rebalanced the Portfolio to maintain its target risk objectives. More specifically, the QIS Team significantly increased the Portfolio’s exposure to high yield corporate bonds. Conversely, the QIS Team decreased its exposures to U.S. dollar-denominated emerging markets debt and to high yield loans.

After assuming management of the Portfolio, the GPS Group focused on adjusting the Portfolio’s strategic asset allocation to be in line with its factor-based model. The GPS Group did not make any dynamic adjustments to this strategic asset allocation during the rest of the Reporting Period.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	When the Reporting Period began, William Fallon, James Park, Nicholas Chan and Edward J. Tostanoski III of the QIS Team served as portfolio managers of the Portfolio. Effective April 3, 2017, William Fallon no longer served as a portfolio manager. On April 28, 2017, the GPS Group assumed day-to-day management of the Portfolio, with Raymond Chan and Christopher Lvoff becoming portfolio managers of the Portfolio. Edward J. Tostanoski III joined the GPS Group in April 2017 and remained a portfolio manager of the Portfolio, while James Park and Nicholas Chan no longer served as portfolio managers of the Portfolios.

31

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Index	S&P 500® Index
Class A	7.08%	7.90%	2.27%	14.23%	9.34%
Class C	6.60	7.90	2.27	14.23	9.34
Institutional	7.31	7.90	2.27	14.23	9.34
Service	7.04	7.90	2.27	14.23	9.34
Class IR	7.23	7.90	2.27	14.23	9.34
Class R	6.86	7.90	2.27	14.23	9.34
Class R6	7.31	7.90	2.27	14.23	9.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE Index (Gross, USD, Unhedged) (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.10%	3.07%	1.14%	1.34	3/30/07
Class C	6.12	3.45	0.94	1.13	3/30/07
Institutional	8.39	4.65	2.09	2.28	3/30/07
Service	7.96	4.15	N/A	2.42	8/29/08
Class IR	8.22	4.49	N/A	1.66	11/30/07
Class R	7.71	3.95	N/A	1.14	11/30/07
Class R6	8.55	N/A	N/A	4.66	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

32

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.49%
Class C	2.20	2.24
Institutional	1.05	1.09
Service	1.55	1.59
Class IR	1.20	1.24
Class R	1.70	1.74
Class R6	1.03	1.07

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/17
Percentage of Investment Portfolio

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2017. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

33

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

34

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The FTSE/NAREIT Developed ex U.S. Real Estate Index is a market capitalization weighted index composed of REITs and non-REITs within the international (global, excluding the U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float.

The J.P. Morgan Emerging Market Bond Index – Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

35

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

The Wilshire Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the Wilshire U.S. Real Estate Securities Index is composed of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs. The rationale for the exclusions is that factors other than real estate supply and demand, such as interest rates, can influence the market value of these companies.

It is not possible to invest directly in an unmanaged index.

36

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 95.3%
Dynamic – 11.4%
4,139,156	Goldman Sachs Dynamic Allocation Fund	$43,957,834
1,332,008	Goldman Sachs Managed Futures Strategy Fund	13,666,398

		57,624,232

Equity – 31.5%
3,792,112	Goldman Sachs Emerging Markets Equity Insights Fund	36,593,879
1,807,502	Goldman Sachs Large Cap Value Insights Fund	35,951,205
1,248,007	Goldman Sachs Large Cap Growth Insights Fund	35,356,050
1,209,514	Goldman Sachs International Small Cap Insights Fund	14,768,160
966,906	Goldman Sachs International Equity Insights Fund	12,018,642
1,020,013	Goldman Sachs Global Infrastructure Fund	10,771,338
1,003,681	Goldman Sachs Global Real Estate Securities Fund	10,327,880
169,372	Goldman Sachs Small Cap Equity Insights Fund	4,015,814

		159,802,968

Exchange Traded Funds – 6.2%
401,634	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	12,547,046
398,561	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	19,174,770

		31,721,816

Fixed Income – 46.2%
11,829,445	Goldman Sachs Global Income Fund	145,028,994
5,319,823	Goldman Sachs High Yield Fund	35,004,432
2,248,791	Goldman Sachs Core Fixed Income Fund	23,679,769
1,770,108	Goldman Sachs Emerging Markets Debt Fund	22,852,092
837,891	Goldman Sachs Local Emerging Markets Debt Fund	5,437,912
263,530	Goldman Sachs High Yield Floating Rate Fund	2,558,873

		234,562,072

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $485,072,064)		$483,711,088

Shares	Distribution Rate	Value
Investment Company(a)(b) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,365,471	0.845%	$10,365,471
(Cost $10,365,471)

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 0.7%
Options on Equities – 0.0%
Citibank NA (London) Call – S&P 500 Index
19	$2,535.00	12/29/17	$48,659
Morgan Stanley & Co. International PLC Call – Euro Stoxx 50
1,151	3,735.76	12/29/17	40,440

			89,099

Options on Futures – 0.7%
Credit Suisse International (London) Call – Eurodollar Futures
494	$98.00	09/18/17	796,575
Credit Suisse International (London) Call – Eurodollar Futures
363	98.13	09/18/17	471,900
Credit Suisse International (London) Call – Eurodollar Futures
551	97.88	12/18/17	895,375
Credit Suisse International (London) Call – Eurodollar Futures
426	97.75	03/19/18	734,850
Credit Suisse International (London) Call – Eurodollar Futures
2,824	99.00	12/17/18	123,550
Credit Suisse International (London) Call – Eurodollar Futures
2,098	99.00	03/18/19	144,237
Credit Suisse International (London) Call – Eurodollar Futures
1,149	99.00	06/17/19	100,538

			3,267,025

TOTAL OPTION CONTRACTS PURCHASED
(Cost $3,712,363)			$3,356,124

TOTAL INVESTMENTS – 98.0%
(Cost $499,149,898)			$497,432,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			10,039,628

NET ASSETS – 100.0%			$507,472,311

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
PHP	—Philippine Peso
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	60,600,000	USD	2,605,520	$2,663,992	09/20/17	$58,472
	USD	17,606	KRW	20,000,000	17,485	09/20/17	121
	USD	19,760	TWD	600,000	19,741	09/20/17	19
Citibank NA (London)	TRY	5,460,000	USD	1,495,358	1,516,377	09/20/17	21,019
JPMorgan Securities, Inc.	BRL	5,060,000	USD	1,506,962	1,516,252	08/02/17	9,290
	USD	1,484,127	COP	4,488,000,000	1,457,032	09/20/17	27,095
Morgan Stanley & Co.	EUR	1,380,000	USD	1,547,422	1,582,955	09/20/17	35,533
	USD	1,550,596	KRW	1,730,000,000	1,512,414	09/20/17	38,182
	USD	2,063,784	TWD	61,800,000	2,033,274	09/20/17	30,510
Royal Bank of Scotland PLC	NOK	13,000,000	USD	1,532,524	1,559,604	09/20/17	27,081
	SEK	31,350,000	USD	3,623,559	3,738,478	09/20/17	114,918
State Street Bank and Trust	NOK	50,000	USD	5,901	5,998	09/20/17	97
UBS AG (London)	USD	7,677	INR	500,000	7,667	09/20/17	10
	USD	7,291,553	JPY	800,000,000	7,138,106	09/20/17	153,446
TOTAL							$515,793

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	INR	199,000,000	USD	3,060,474	$3,051,445	09/20/17	$(9,029)
	PHP	500,000	USD	9,940	9,839	09/20/17	(102)
Deutsche Bank AG	THB	300,000	USD	8,835	8,832	09/20/17	(3)
	USD	3,127,029	CHF	3,000,000	3,144,984	09/20/17	(17,954)
	USD	2,052,731	THB	69,900,000	2,057,789	09/20/17	(5,058)
JPMorgan Securities, Inc.	COP	4,488,000,000	USD	1,526,401	1,457,032	09/20/17	(69,369)
	RUB	2,000,000	USD	33,608	33,342	09/20/17	(266)
	USD	1,515,878	BRL	5,060,000	1,525,619	07/05/17	(9,742)
	USD	25,692	CZK	600,000	26,376	09/20/17	(684)
	USD	1,539,526	GBP	1,205,000	1,573,404	09/20/17	(33,878)
	USD	13,845	TRY	50,000	13,886	09/20/17	(41)
Morgan Stanley & Co.	BRL	5,060,000	USD	1,531,709	1,525,619	07/05/17	(6,089)
	IDR	61,470,000,000	USD	4,584,576	4,571,167	09/20/17	(13,410)
	PHP	102,000,000	USD	2,048,193	2,007,084	09/20/17	(41,109)
Royal Bank of Scotland PLC	USD	4,664,554	EUR	4,130,000	4,737,395	09/20/17	(72,841)
Standard Chartered Bank	RUB	87,000,000	USD	1,502,526	1,450,383	09/20/17	(52,143)
State Street Bank and Trust	USD	2,064,535	HUF	564,000,000	2,092,876	09/20/17	(28,341)
UBS AG (London)	USD	8,623	SEK	75,000	8,944	09/20/17	(321)
TOTAL							$(360,380)

FUTURES CONTRACTS — At June 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year German Euro-Bund	55	September 2017	$10,168,387	$(145,926)
10 Year U.K. Long Gilt	(14)	September 2017	(2,289,680)	17,547
10 Year U.S. Treasury Notes	6	September 2017	753,187	(5,410)
Australian 10 Year Government Bonds	(53)	September 2017	(5,265,499)	81,598
Canada 10 Year Government Bonds	(10)	September 2017	(1,083,822)	13,834
Euro Buxl 30 Year Bonds	(58)	September 2017	(10,832,330)	320,682
Euro Stoxx 50 Index	12	September 2017	470,246	(16,054)
Euro Stoxx 50 Index Dividend	311	December 2019	4,251,846	578
Eurodollars	1,123	December 2017	276,608,937	(155,256)
Eurodollars	(1,124)	March 2020	(275,127,100)	261,216
FTSE 250 Index	(41)	September 2017	(2,051,752)	57,957
FTSE China A50 Index	(224)	July 2017	(2,545,200)	(17,964)
FTSE/JSE Top 40 Index	(65)	September 2017	(2,269,696)	15,566
H-Shares Index	23	July 2017	1,501,675	(3,905)
IBEX 35 Index	10	July 2017	1,188,510	(40,471)
Japan 10 Year Government Bonds	1	September 2017	1,334,608	(3,627)
Mini MSCI EAFE Index	(35)	September 2017	(3,306,800)	(4,620)
Mini MSCI Emerging Market	58	September 2017	2,924,070	(28,681)
MSCI Singapore Index	99	July 2017	2,577,559	5,521
S&P 500 E-Mini Index	(30)	September 2017	(3,631,350)	13,822
SGX Nifty 50 Index	135	July 2017	2,569,995	(25,328)
SPI 200 Index	(20)	September 2017	(2,170,910)	(19,920)
TOPIX Index	10	September 2017	1,432,763	2,006
TOTAL				$323,165

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2017, the Portfolio had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Crossover Series 27	4,530	(5.000)%	06/20/22	2.475%	$(579,678)	$(86,885)
Protection Sold:
CDX North America High Yield Index 28	5,080	5.000	06/20/22	3.390	382,617	40,575
TOTAL					$(197,061)	$(46,310)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At June 30, 2017 the Portfolio had following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London)	Put - iShares MSCI Emerging Markets ETF	61,920	07/19/17	$40.52	$(13,040)
	Call - iShares MSCI Emerging Markets ETF	61,920	07/19/17	42.15	(11,059)
TOTAL (Premiums Received $31,703)		123,840			$(24,099)

For the period ended June 30, 2017, the Portfolio had the following written options activity:

OPTIONS ON EQUITY CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2016	—	$—
Contracts Written	248,104	76,711
Contracts Expired	(124,264)	(45,008)
Contracts Outstanding June 30, 2017	123,840	$31,703

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 95.8%
Equity – 73.3%
6,453,934	Goldman Sachs Emerging Markets Equity Insights Fund	$62,280,459
3,995,734	Goldman Sachs International Equity Insights Fund	49,666,973
2,130,246	Goldman Sachs Large Cap Value Insights Fund	42,370,596
1,484,891	Goldman Sachs Large Cap Growth Insights Fund	42,066,966
2,222,152	Goldman Sachs Global Real Estate Securities Fund	22,865,941
870,008	Goldman Sachs Small Cap Equity Insights Fund	20,627,897
1,088,296	Goldman Sachs International Small Cap Insights Fund	13,288,093

		253,166,925

Exchange Traded Funds – 22.5%
775,371	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	24,222,590
725,273	Goldman Sachs ActiveBeta International Equity ETF	20,075,557
689,312	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	33,162,800

		77,460,947

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 95.8%
(Cost $300,185,811)		$330,627,872

Shares	Distribution Rate		Value
Investment Company(a)(b) – 1.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,365,064	0.845%		$6,365,064
(Cost $6,365,064)

Contracts	Exercise Price			Expiration Date	Value
Option Contracts Purchased – 0.0%
Options on Equities – 0.0%
Citibank NA (London) Call – S&P 500 Index
13		$2,535.00		12/29/17	$33,293
Morgan Stanley & Co. International PLC Call – Euro Stoxx 50
783		3,735.76		12/29/17	27,510

TOTAL OPTION CONTRACTS PURCHASED – 0.0%
(Cost $107,046)					$60,803

TOTAL INVESTMENTS – 95.8%
(Cost $306,657,921)					$337,053,739

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%					8,235,868

NET ASSETS – 100.0%					$345,289,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro Stoxx 50 Index	8	September 2017	$313,497	$(10,702)
Euro Stoxx 50 Index Dividend	211	December 2019	2,884,693	395
FTSE 250 Index	(28)	September 2017	(1,401,196)	38,894
FTSE China A50 Index	(152)	July 2017	(1,727,100)	(12,190)
FTSE/JSE Top 40 Index	(44)	September 2017	(1,536,410)	10,673
H-Shares Index	16	July 2017	1,044,643	(2,717)
IBEX 35 Index	7	July 2017	831,957	(28,330)
Mini MSCI EAFE Index	(4)	September 2017	(377,920)	(528)
Mini MSCI Emerging Market	50	September 2017	2,520,750	(24,725)
MSCI Singapore Index	67	July 2017	1,744,409	3,736
S&P 500 E-Mini Index	61	September 2017	7,383,745	(28,636)
SGX Nifty 50 Index	92	July 2017	1,751,404	(17,260)
SPI 200 Index	(14)	September 2017	(1,519,637)	(13,944)
TOPIX Index	7	September 2017	1,002,934	1,404
TOTAL				$(83,930)

WRITTEN OPTIONS CONTRACTS — At June 30, 2017 the Portfolio had following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London)	Put - iShares MSCI Emerging Markets ETF	41,940	07/19/17	$40.52	$(8,832)
	Call - iShares MSCI Emerging Markets ETF	41,940	07/19/17	42.15	(7,491)
TOTAL (Premiums Received $21,473)		83,880			$(16,323)

For the period ended June 30, 2017, the Portfolio had the following written options activity:

OPTIONS ON EQUITY CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2016	—	$—
Contracts Written	168,970	52,293
Contracts Expired	(85,090)	(30,820)
Contracts Outstanding June 30, 2017	83,880	$21,473

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description		Value
Underlying Funds (Institutional Shares)(a) – 95.0%
Equity – 47.0%
5,056,555	Goldman Sachs Large Cap Value Insights Fund		$100,574,879
3,534,943	Goldman Sachs Large Cap Growth Insights Fund		100,144,928
9,213,339	Goldman Sachs Emerging Markets Equity Insights Fund		88,908,718
4,138,520	Goldman Sachs International Equity Insights Fund		51,441,808
2,706,167	Goldman Sachs International Small Cap Insights Fund		33,042,305
2,364,094	Goldman Sachs Global Infrastructure Fund		24,964,834
1,990,229	Goldman Sachs Global Real Estate Securities Fund		20,479,458
340,995	Goldman Sachs Small Cap Equity Insights Fund		8,084,990

			427,641,920

Exchange Traded Funds – 11.2%
934,006	Goldman Sachs ActiveBeta Emerging Markets Equity ETF		29,178,347
479,554	Goldman Sachs ActiveBeta International Equity ETF		13,274,055
1,240,082	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF		59,660,345

			102,112,747

Fixed Income – 25.0%
7,869,731	Goldman Sachs Global Income Fund		96,482,897
11,128,084	Goldman Sachs High Yield Fund		73,222,794
3,616,425	Goldman Sachs Emerging Markets Debt Fund		46,688,048
1,787,007	Goldman Sachs Local Emerging Markets Debt Fund		11,597,676

			227,991,415

Dynamic – 11.8%
7,887,961	Goldman Sachs Dynamic Allocation Fund		83,770,148
2,312,332	Goldman Sachs Managed Futures Strategy Fund		23,724,529

			107,494,677

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 95.0%
(Cost $831,851,901)			$865,240,759

Shares	Distribution Rate		Value
Investment Company(a)(b) – 2.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,736,833	0.845%		$18,736,833
(Cost $18,736,833)

Contracts	Exercise Price			Expiration Date	Value
Option Contracts Purchased – 0.7%
Options on Equities – 0.0%
Citibank NA (London) Call – S&P 500 Index
34		$2,535.00		12/29/17	$87,074
Morgan Stanley & Co. International PLC Call – Euro Stoxx 50
2,069		3,735.76		12/29/17	72,694

					159,768

Options on Futures – 0.7%
Credit Suisse International (London) Call – Eurodollar Futures
1,003		98.00		09/18/17	1,617,337
Credit Suisse International (London) Call – Eurodollar Futures
758		98.13		09/18/17	985,400
Credit Suisse International (London) Call – Eurodollar Futures
1,135		97.88		12/18/17	1,844,375
Credit Suisse International (London) Call – Eurodollar Futures
866		97.75		03/19/18	1,493,850
Credit Suisse International (London) Call – Eurodollar Futures
5,800		99.00		12/17/18	253,750
Credit Suisse International (London) Call – Eurodollar Futures
4,310		99.00		03/18/19	296,312
Credit Suisse International (London) Call – Eurodollar Futures
2,363		99.00		06/17/19	206,763

					6,697,787

TOTAL OPTION CONTRACTS PURCHASED – 0.7%
(Cost $7,567,661)					$6,857,555

TOTAL INVESTMENTS – 97.8%
(Cost $858,156,395)					$890,835,147

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%					20,034,921

NET ASSETS – 100.0%					$910,870,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
PHP	—Philippine Peso
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	109,000,000	USD	4,686,497	$4,791,669	09/20/17	$105,172
	USD	8,803	KRW	10,000,000	8,742	09/20/17	61
	USD	9,880	TWD	300,000	9,870	09/20/17	10
Citibank NA (London)	TRY	9,810,000	USD	2,686,715	2,724,480	09/20/17	37,765
	USD	46,997	IDR	630,000,000	46,849	09/20/17	148
Deutsche Bank AG	HUF	6,000,000	USD	21,824	22,265	09/20/17	441
JPMorgan Securities, Inc.	BRL	9,040,000	USD	2,692,279	2,708,877	08/02/17	16,598
	CHF	30,000	USD	30,966	31,450	09/20/17	484
	USD	2,669,974	COP	8,074,000,000	2,621,229	09/20/17	48,745
Morgan Stanley & Co. International PLC	EUR	2,500,000	USD	2,803,301	2,867,672	09/20/17	64,371
	USD	2,787,488	KRW	3,110,000,000	2,718,848	09/20/17	68,639
	USD	3,706,796	TWD	111,000,000	3,651,997	09/20/17	54,799
Royal Bank of Scotland PLC	NOK	23,350,000	USD	2,752,649	2,801,290	09/20/17	48,641
	SEK	56,325,000	USD	6,510,271	6,716,738	09/20/17	206,468
UBS AG (London)	USD	38,385	INR	2,500,000	38,335	09/20/17	50
	USD	13,106,566	JPY	1,438,000,000	12,830,747	09/20/17	275,819
	USD	9,934	PHP	500,000	9,839	09/20/17	96
TOTAL							$928,307

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	INR	357,000,000	USD	5,490,399	$5,474,201	09/20/17	$(16,198)
Barclays Bank PLC	JPY	6,000,000	USD	54,093	53,536	09/20/17	(557)
Deutsche Bank AG	THB	1,200,000	USD	35,340	35,327	09/20/17	(13)
	USD	5,618,229	CHF	5,390,000	5,650,487	09/20/17	(32,258)
	USD	3,691,391	THB	125,700,000	3,700,487	09/20/17	(9,096)
JPMorgan Securities, Inc.	COP	8,074,000,000	USD	2,746,025	2,621,229	09/20/17	(124,796)
	RUB	2,500,000	USD	42,010	41,678	09/20/17	(332)
	USD	2,708,209	BRL	9,040,000	2,725,612	07/05/17	(17,404)
	USD	77,077	CZK	1,800,000	79,128	09/20/17	(2,051)
	USD	2,746,872	GBP	2,150,000	2,807,318	09/20/17	(60,446)
	USD	41,535	TRY	150,000	41,659	09/20/17	(124)
Morgan Stanley & Co. International PLC	BRL	9,040,000	USD	2,736,492	2,725,612	07/05/17	(10,879)
	IDR	110,430,000,000	USD	8,236,128	8,212,037	09/20/17	(24,091)
	PHP	183,500,000	USD	3,684,739	3,610,783	09/20/17	(73,956)
Royal Bank of Scotland PLC	USD	8,369,091	EUR	7,410,000	8,499,781	09/20/17	(130,690)
Standard Chartered Bank	RUB	156,500,000	USD	2,702,819	2,609,022	09/20/17	(93,798)
State Street Bank and Trust	USD	3,719,091	HUF	1,016,000,000	3,770,145	09/20/17	(51,054)
UBS AG (London)	USD	5,900	NOK	50,000	5,998	09/20/17	(99)
	USD	51,736	SEK	450,000	53,662	09/20/17	(1,927)
TOTAL							$(649,769)

FUTURES CONTRACTS — At June 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year German Euro-Bund	98	September 2017	$18,118,217	$(256,661)
10 Year U.K. Long Gilt	(25)	September 2017	(4,088,715)	28,195
10 Year U.S. Treasury Notes	12	September 2017	1,506,375	(10,674)
Australian 10 Year Government Bonds	(95)	September 2017	(9,438,158)	145,990
Canada 10 Year Government Bonds	(19)	September 2017	(2,059,261)	26,898
Euro Buxl 30 Year Bonds	(121)	September 2017	(22,598,482)	669,020
Euro Stoxx 50 Index	23	September 2017	901,305	(30,769)
Euro Stoxx 50 Index Dividend	560	December 2019	7,656,058	984
Eurodollars	2,342	December 2017	576,863,875	(345,098)
Eurodollars	(2,343)	March 2020	(573,507,825)	591,413
FTSE 250 Index	(73)	September 2017	(3,653,119)	102,385
FTSE China A50 Index	(402)	July 2017	(4,567,725)	(32,239)
FTSE/JSE Top 40 Index	(116)	September 2017	(4,050,535)	28,351
H-Shares Index	42	July 2017	2,742,188	(7,131)
IBEX 35 Index	18	July 2017	2,139,317	(72,848)
Japan 10 Year Government Bonds	3	September 2017	4,003,823	(10,746)
Mini MSCI EAFE Index	(63)	September 2017	(5,952,240)	(8,316)
Mini MSCI Emerging Market	105	September 2017	5,293,575	(51,922)
MSCI Singapore Index	180	July 2017	4,686,472	10,038
S&P 500 E-Mini Index	(54)	September 2017	(6,536,430)	24,879
SGX Nifty 50 Index	244	July 2017	4,645,028	(45,777)
SPI 200 Index	(35)	September 2017	(3,799,093)	(34,860)
TOPIX Index	19	September 2017	2,722,249	3,811
TOTAL				$724,923

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2017, the Portfolio had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Crossover Series 27	$8,180	(5.000)%	06/20/22	2.475%	$(1,048,999)	$(154,639)
Protection Sold:
CDX North America High Yield Index 28	9,190	5.000	06/20/22	3.389	693,890	71,685
TOTAL					$(355,109)	$(82,954)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At June 30, 2017 the Portfolio had following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London)	Put - iShares MSCI Emerging Markets ETF	110,632	07/19/17	$40.52	$(23,298)
	Call - iShares MSCI Emerging Markets ETF	110,632	07/19/17	42.15	(19,760)
TOTAL (Premiums Received $56,643)		221,264			$(43,058)

During the period ended June 30, 2017, the Portfolio had the following written options activities:

OPTIONS ON EQUITY CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2016	—	$—
Contracts Written	445,706	137,936
Contracts Expired	(224,442)	(81,293)
Contracts Outstanding June 30, 2017	221,264	$56,643

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description		Value
Underlying Funds (Institutional Shares)(a) – 96.1%
Dynamic – 10.6%
6,468,604	Goldman Sachs Dynamic Allocation Fund		$68,696,573
2,046,465	Goldman Sachs Managed Futures Strategy Fund		20,996,733

			89,693,306

Equity – 65.4%
13,947,780	Goldman Sachs Emerging Markets Equity Insights Fund		134,596,074
5,543,614	Goldman Sachs Large Cap Value Insights Fund		110,262,488
3,845,056	Goldman Sachs Large Cap Growth Insights Fund		108,930,444
5,152,123	Goldman Sachs International Equity Insights Fund		64,040,892
4,995,708	Goldman Sachs Global Real Estate Securities Fund		51,405,833
3,800,332	Goldman Sachs International Small Cap Insights Fund		46,402,059
1,127,473	Goldman Sachs Small Cap Equity Insights Fund		26,732,382
1,128,222	Goldman Sachs Global Infrastructure Fund		11,914,020

			554,284,192

Exchange Traded Funds – 14.1%
1,636,461	Goldman Sachs ActiveBeta Emerging Markets Equity ETF		51,123,042
1,428,293	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF		68,715,176

			119,838,218

Fixed Income – 6.0%
5,578,346	Goldman Sachs High Yield Fund		36,705,517
1,072,746	Goldman Sachs Emerging Markets Debt Fund		13,849,148

			50,554,665

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.1%
(Cost $762,019,031)			$814,370,381

Shares	Distribution Rate		Value
Investment Company(a)(b) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,079,841	0.845%		$7,079,841
(Cost $7,079,841)

Contracts	Exercise Price			Expiration Date	Value
Option Contracts Purchased – 1.1%
Options on Equities – 0.0%
Citibank NA (London) Call – S&P 500 Index
32		$2,535.00		12/29/17	$81,951
Morgan Stanley & Co. International PLC Call – Euro Stoxx 50
1,915		3,735.76		12/29/17	67,284

					149,235

Options on Futures – 1.1%
Credit Suisse International (London) Call – Eurodollar Futures
1,390		98.00		09/18/17	2,241,375
Credit Suisse International (London) Call – Eurodollar Futures
1,061		98.13		09/18/17	1,379,300
Credit Suisse International (London) Call – Eurodollar Futures
1,580		97.88		12/18/17	2,567,500
Credit Suisse International (London) Call – Eurodollar Futures
1,199		97.75		03/19/18	2,068,275
Credit Suisse International (London) Call – Eurodollar Futures
8,067		99.00		12/17/18	352,931
Credit Suisse International (London) Call – Eurodollar Futures
5,996		99.00		03/18/19	412,225
Credit Suisse International (London) Call – Eurodollar Futures
3,288		99.00		06/17/19	287,700

					9,309,306

TOTAL OPTION CONTRACTS PURCHASED – 1.1%
(Cost $10,391,969)					$9,458,541

TOTAL INVESTMENTS – 98.1%
(Cost $779,490,841)					$830,908,763

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%					16,482,013

NET ASSETS – 100.0%					$847,390,776

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
PHP	—Philippine Peso
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	100,800,000	USD	4,333,935	$4,431,195	09/20/17	$97,260
	USD	26,408	KRW	30,000,000	26,227	09/20/17	182
	USD	29,639	TWD	900,000	29,611	09/20/17	29
Citibank NA (London)	TRY	9,080,000	USD	2,486,786	2,521,741	09/20/17	34,955
JPMorgan Securities, Inc.	BRL	8,420,000	USD	2,507,632	2,523,091	08/02/17	15,459
	USD	2,466,270	COP	7,458,000,000	2,421,244	09/20/17	45,026
Morgan Stanley & Co.	EUR	2,280,000	USD	2,556,611	2,615,317	09/20/17	58,706
	USD	2,581,339	KRW	2,880,000,000	2,517,776	09/20/17	63,563
	USD	3,426,282	TWD	102,600,000	3,375,629	09/20/17	50,652
Royal Bank of Scotland PLC	NOK	21,600,000	USD	2,546,347	2,591,343	09/20/17	44,995
	SEK	52,125,000	USD	6,024,818	6,215,890	09/20/17	191,072
State Street Bank and Trust	NOK	100,000	USD	11,802	11,997	09/20/17	195
UBS AG (London)	USD	7,677	INR	500,000	7,667	09/20/17	9
	USD	12,103,977	JPY	1,328,000,000	11,849,257	09/20/17	254,720
TOTAL							$856,823

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	IDR	90,000,000	USD	6,714	6,693	09/20/17	$(21)
	INR	330,500,000	USD	5,082,848	5,067,852	09/20/17	(14,996)
	PHP	500,000	USD	9,940	9,839	09/20/17	(102)
Deutsche Bank AG	THB	300,000	USD	8,835	8,832	09/20/17	(3)
	USD	5,201,292	CHF	4,990,000	5,231,156	09/20/17	(29,864)
	USD	3,418,281	THB	116,400,000	3,426,704	09/20/17	(8,423)
JPMorgan Securities, Inc.	COP	7,458,000,000	USD	2,536,519	2,421,244	09/20/17	(115,275)
	RUB	3,250,000	USD	54,613	54,181	09/20/17	(432)
	USD	2,522,469	BRL	8,420,000	2,538,679	07/05/17	(16,210)
	USD	42,821	CZK	1,000,000	43,960	09/20/17	(1,139)
	USD	2,555,230	GBP	2,000,000	2,611,459	09/20/17	(56,229)
	USD	24,921	TRY	90,000	24,995	09/20/17	(74)
Morgan Stanley & Co.	BRL	8,420,000	USD	2,548,812	2,538,679	07/05/17	(10,133)
	IDR	102,150,000,000	USD	7,618,586	7,596,302	09/20/17	(22,284)
	PHP	170,000,000	USD	3,413,655	3,345,140	09/20/17	(68,515)
Royal Bank of Scotland PLC	USD	7,747,904	EUR	6,860,000	7,868,893	09/20/17	(120,989)
Standard Chartered Bank	RUB	144,750,000	USD	2,499,892	2,413,137	09/20/17	(86,755)
State Street Bank and Trust	USD	3,440,892	HUF	940,000,000	3,488,127	09/20/17	(47,235)
UBS AG (London)	USD	8,623	SEK	75,000	8,944	09/20/17	(321)
TOTAL							$(599,000)

FUTURES CONTRACTS — At June 30, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year German Euro-Bund	91	September 2017	$16,824,059	$(242,021)
10 Year U.K. Long Gilt	(24)	September 2017	(3,925,166)	29,363
10 Year U.S. Treasury Notes	10	September 2017	1,255,313	(8,903)
Australian 10 Year Government Bonds	(88)	September 2017	(8,742,715)	135,219
Canada 10 Year Government Bonds	(17)	September 2017	(1,842,497)	23,920
Euro Buxl 30 Year Bonds	(169)	September 2017	(31,563,169)	929,889
Euro Stoxx 50 Index	21	September 2017	822,930	(28,094)
Euro Stoxx 50 Index Dividend	516	December 2019	7,054,510	924
Eurodollars	2,843	December 2017	700,266,437	(455,842)
Eurodollars	(2,844)	March 2020	(696,140,100)	807,579
FTSE 250 Index	(67)	September 2017	(3,352,862)	93,496
FTSE China A50 Index	(370)	July 2017	(4,204,125)	(29,673)
FTSE/JSE Top 40 Index	(108)	September 2017	(3,771,187)	25,796
H-Shares Index	39	July 2017	2,546,318	(6,621)
IBEX 35 Index	17	July 2017	2,020,466	(68,801)
Japan 10 Year Government Bonds	2	September 2017	2,669,215	(7,186)
Mini MSCI EAFE Index	(58)	September 2017	(5,479,840)	(7,656)
Mini MSCI Emerging Market	97	September 2017	4,890,255	(47,966)
MSCI Singapore Index	165	July 2017	4,295,932	9,202
S&P 500 E-Mini Index	(50)	September 2017	(6,052,250)	23,036
SGX Nifty 50 Index	225	July 2017	4,283,325	(42,213)
SPI 200 Index	(32)	September 2017	(3,473,457)	(31,872)
TOPIX Index	18	September 2017	2,578,973	3,611
TOTAL				$1,105,187

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Crossover Series 27	7,580	(5.000)%	06/20/22	2.475%	$(970,959)	$(144,393)
Protection Sold:
CDX North America High Yield Index 28	8,510	5.000	06/20/22	3.390	642,463	66,465
TOTAL					$(328,496)	$(77,928)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At June 30, 2017 the Portfolio had following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London)	Put - iShares MSCI Emerging Markets ETF	$102,981	07/19/17	$40.52	$(21,687)
	Call - iShares MSCI Emerging Markets ETF	102,981	07/19/17	42.15	(18,393)
TOTAL (Premiums Received $52,726)		205,962			$(40,080)

For the period ended June 30, 2017, the Portfolio had the following written options activity:

OPTIONS ON EQUITY CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2016	—	$—
Contracts Written	413,338	127,838
Contracts Expired	(207,376)	(75,112)
Contracts Outstanding June 30, 2017	205,962	$52,726

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.2%
Equity – 54.9%
11,888,158	Goldman Sachs Global Real Estate Securities Fund	$122,329,146
9,120,898	Goldman Sachs Global Infrastructure Fund	96,316,678
6,908,331	Goldman Sachs International Small Cap Insights Fund	84,350,715
5,305,045	Goldman Sachs Emerging Markets Equity Insights Fund	51,193,686
1,672,445	Goldman Sachs Emerging Markets Equity Fund	32,863,549

		387,053,774

Exchange Traded Funds – 4.2%
952,022	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	29,741,167

		29,741,167

Fixed Income – 40.1%
9,354,010	Goldman Sachs Emerging Markets Debt Fund	120,760,276
12,512,177	Goldman Sachs High Yield Fund	82,330,123
4,399,819	Goldman Sachs High Yield Floating Rate Fund	42,722,242
5,594,154	Goldman Sachs Local Emerging Markets Debt Fund	36,306,059

		282,118,700

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $641,588,801)		$698,913,641

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		5,457,785

NET ASSETS – 100.0%		$704,371,426

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $495,437,535, $306,550,875, $850,588,734, $769,098,872 and $0)	$494,076,559
Purchased Options, at value (cost $3,712,363, $107,046, $7,567,661, $10,391,969 and $641,588,801)	3,356,124
Cash	8,077,239
Foreign currencies, at value (cost $12,077, $21,850, $1,671, $13,697 and $0)	12,320
Unrealized gain on forward foreign currency exchange contracts	515,793
Variation margin on certain derivative contracts	169,368
Receivables:
Collateral on certain derivative contracts(a)	2,047,739
Portfolio shares sold	546,439
Dividends	538,197
Reimbursement from investment adviser	16,678
Investments sold	—
Other assets	1,504
Total assets	509,357,960

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	360,380
Written option contracts, at value (premiums received $31,703, $21,473, $56,643, $52,726 and $0)	24,099
Payables:
Portfolio shares redeemed	681,589
Investments purchased	537,019
Distribution and Service fees and Transfer Agency fees	98,424
Management fees	63,464
Accrued expenses	120,674
Total liabilities	1,885,649

Net Assets:
Paid-in capital	509,100,730
Undistributed net investment income	318,514
Accumulated net realized loss	(668,502)
Net unrealized gain (loss)	(1,278,431)
NET ASSETS	$507,472,311
Net Assets:
Class A	$123,075,283
Class C	36,971,161
Institutional	334,433,603
Service	838,294
Class IR	4,904,693
Class R	7,238,379
Class R6	10,898
Total Net Assets	$507,472,311
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,852,428
Class C	3,261,129
Institutional	29,487,671
Service	73,129
Class IR	434,220
Class R	640,412
Class R6	960
Net asset value, offering and redemption price per share:(b)
Class A	$11.34
Class C	11.34
Institutional	11.34
Service	11.46
Class IR	11.30
Class R	11.30
Class R6	11.35

(a)	Segregated for initial margin and/or collateral on futures transactions of $1,651,567, $1,182,151, $3,089,872 and $3,215,300 for the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios, respectively. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $396,172, $716,225 and $663,395 for the Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios, respectively. Also includes amounts segregated for initial margin and/or collateral on forwards transactions of $400,000 and $370,000 for the Growth and Income Strategy and Growth Strategy Portfolios, respectively.

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $12.00, $18.08, $13.81, $15.53 and $8.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$336,992,936	$883,977,592	$821,450,222	$698,913,641
60,803	6,857,555	9,458,541	—
5,604,068	14,858,096	14,180,221	5,858,119
22,055	22,423	36,057	—
—	928,307	856,823	—
9,054	338,621	419,337	—

1,182,151	4,206,097	4,248,695	—
163,148	617,648	943,310	380,324
4,939	737,922	237,681	1,245,441
17,474	20,442	20,408	20,729
2,074,160	1,962,117	—	829,073
1,116	2,921	2,578	2,387
346,131,904	914,529,741	851,853,873	707,249,714

—	649,769	599,000	—
16,323	43,058	40,080	—

538,250	1,778,786	3,112,266	1,409,230
4,939	736,515	234,650	1,245,673
121,478	226,672	253,997	97,891
42,998	113,389	105,408	72,839
118,309	111,484	117,696	52,655
842,297	3,659,673	4,463,097	2,878,288

485,119,829	1,411,791,840	1,324,983,773	713,909,078
37,611	130,360	1,116,077	360,114
(170,185,077)	(534,686,667)	(531,444,858)	(67,222,606)
30,317,244	33,634,535	52,735,784	57,324,840
$345,289,607	$910,870,068	$847,390,776	$704,371,426

$130,906,272	$299,016,231	$309,554,366	$63,303,060
65,569,777	95,798,098	123,567,904	46,940,412
136,170,391	501,472,911	398,503,904	500,136,980
603,511	3,416,831	2,559,488	379,348
6,497,018	6,174,896	5,564,724	55,063,705
5,170,711	4,929,264	5,098,416	2,633,205
371,927	61,837	2,541,974	35,914,716
$345,289,607	$910,870,068	$847,390,776	$704,371,426

7,659,606	22,910,161	21,080,051	7,814,764
4,025,955	7,509,503	8,457,921	5,827,518
7,882,810	38,311,116	27,118,956	61,871,897
35,470	262,450	174,920	46,917
385,006	475,251	384,010	6,811,436
304,753	380,442	355,920	326,515
21,533	4,724	172,963	4,440,559

$17.09	$13.05	$14.68	$8.10
16.29	12.76	14.61	8.05
17.27	13.09	14.69	8.08
17.01	13.02	14.63	8.09
16.88	12.99	14.49	8.08
16.97	12.96	14.32	8.06
17.27	13.09	14.70	8.09

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Funds	$3,752,090
Interest	1,596
Total investment income	3,753,686

Expenses:
Distribution and Service fees(a)	393,065
Management fees	379,977
Transfer Agency fees(a)	236,356
Registration fees	39,129
Professional fees	33,296
Custody, accounting and administrative services	24,292
Printing and mailing costs	23,404
Trustee fees	8,689
Service Share fees — Service Plan	1,037
Service Share fees — Shareholder Administration Plan	1,037
Other	7,224
Total expenses	1,147,506
Less — expense reductions	(125,020)
Net expenses	1,022,486
NET INVESTMENT INCOME (LOSS)	2,731,200

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Affiliated Funds	5,792,432
Purchased Options	558
Futures contracts	2,821
Written options	45,008
Swap contracts	5,227
Forward foreign currency exchange contracts	(263,124)
Foreign currency transactions	13,555
Net change in unrealized gain (loss) on:
Affiliated Funds	18,055,090
Purchased Options	(356,239)
Futures contracts	323,165
Written options	7,604
Swap contracts	(46,310)
Forward foreign currency exchange contracts	155,413
Foreign currency translation	(1,088)
Net realized and unrealized gain	23,734,112
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,465,312

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	$156,090	$221,129	$15,846	$118,629	$42,014	$65,152	$166	$4,372	$6,021	$2
Equity Growth Strategy	159,302	366,467	7,160	121,069	69,629	25,793	111	5,789	2,721	9
Growth and Income Strategy	370,944	572,856	7,769	281,917	108,843	98,233	665	5,384	2,952	3
Growth Strategy	378,807	696,220	8,189	287,893	132,282	75,212	462	4,666	3,112	54
Satellite Strategies	90,617	249,036	6,578	68,869	47,317	102,649	81	54,191	2,499	3,477

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$981,829	$5,649,594	$3,187,981	$9,596,455
433	1,593	1,762	228
982,262	5,651,187	3,189,743	9,596,683

532,929	951,569	1,083,216	346,231
254,471	685,965	622,039	452,841
225,121	497,997	503,681	279,083
38,908	42,524	40,791	54,681
33,296	33,296	33,315	33,296
19,413	23,854	21,127	23,961
29,173	42,158	53,289	38,383
8,575	9,133	9,028	9,002
693	4,156	2,889	505
693	4,156	2,889	505
6,603	10,285	10,665	8,127
1,149,875	2,305,093	2,382,929	1,246,615
(128,177)	(141,394)	(149,141)	(131,002)
1,021,698	2,163,699	2,233,788	1,115,613
(39,436)	3,487,488	955,955	8,481,070

25,639,106	21,912,458	32,994,500	41,498,294
—	1,269	1,587	—
311,823	(16,082)	45,870	—
30,820	81,293	75,111	—
—	9,266	8,631	—
—	(478,416)	(444,140)	—
177	(116)	(104)	—

12,954,223	42,284,082	42,744,270	1,668,385
(46,243)	(710,106)	(933,428)	—
(83,930)	724,923	1,105,187	—
5,150	13,585	12,646	—
—	(82,954)	(77,928)	—
—	278,538	257,823	—
206	21,691	20,134	—
38,811,332	64,039,431	75,810,159	43,166,679
$38,771,896	$67,526,919	$76,766,114	$51,647,749

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income (loss)	$2,731,200	$5,272,405
Net realized gain	5,596,477	7,312,704
Net change in unrealized gain (loss)	18,137,635	10,525,081
Net increase in net assets resulting from operations	26,465,312	23,110,190

Distributions to shareholders:
From net investment income
Class A Shares	(563,577)	(1,431,001)
Class C Shares	(24,260)	(187,674)
Institutional Shares	(2,134,816)	(3,861,868)
Service Shares	(3,351)	(7,950)
Class IR Shares	(27,340)	(62,622)
Class R Shares	(24,934)	(50,552)
Class R6 Shares	(69)	(150)
Total distributions to shareholders	(2,778,347)	(5,601,817)

From share transactions:
Proceeds from sales of shares	88,775,143	128,946,276
Reinvestment of distributions	2,723,245	5,450,926
Cost of shares redeemed	(81,931,780)	(122,305,387)
Net increase (decrease) in net assets resulting from share transactions	9,566,608	12,091,815
TOTAL INCREASE (DECREASE)	33,253,573	29,600,188

Net assets:
Beginning of period	474,218,738	444,618,550
End of period	$507,472,311	$474,218,738
Undistributed net investment income	$318,514	$365,661

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$(39,436)	$3,618,085	$3,487,488	$9,504,544
25,981,926	38,022,767	21,509,672	35,297,888
12,829,406	(20,062,207)	42,529,759	5,740,702
38,771,896	21,578,645	67,526,919	50,543,134

—	(1,438,497)	(923,437)	(2,983,993)
—	(333,408)	—	(776,082)
—	(1,833,363)	(2,476,751)	(6,099,777)
—	(4,961)	(9,002)	(29,340)
—	(78,416)	(26,256)	(56,795)
—	(22,591)	(11,186)	(21,905)
—	(159)	(214)	(140)
—	(3,711,395)	(3,446,846)	(9,968,032)

30,552,392	20,190,800	85,194,801	111,176,894
—	3,533,154	3,354,732	9,557,323
(50,857,171)	(58,373,346)	(132,359,472)	(193,346,065)
(20,304,779)	(34,649,392)	(43,809,939)	(72,611,848)
18,467,117	(16,782,142)	20,270,134	(32,036,746)

326,822,490	343,604,632	890,599,934	922,636,680
$345,289,607	$326,822,490	$910,870,068	$890,599,934
$37,611	$77,047	$130,360	$89,718

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$955,955	$6,858,664
Net realized gain (loss)	32,681,455	55,228,578
Net change in unrealized gain (loss)	43,128,704	(14,016,866)
Net increase in net assets resulting from operations	76,766,114	48,070,376

Distributions to shareholders:
From net investment income
Class A Shares	—	(2,754,301)
Class C Shares	—	(192,382)
Institutional Shares	—	(4,305,425)
Service Shares	—	(19,237)
Class IR Shares	—	(51,626)
Class R Shares	—	(19,732)
Class R6 Shares	—	(137)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	—	(7,342,840)

From share transactions:
Proceeds from sales of shares	80,543,061	78,370,140
Reinvestment of distributions	—	7,099,351
Cost of shares redeemed	(99,926,048)	(146,620,200)
Net decrease in net assets resulting from share transactions	(19,382,987)	(61,150,709)
TOTAL INCREASE (DECREASE)	57,383,127	(20,423,173)

Net assets:
Beginning of period	790,007,649	810,430,822
End of period	$847,390,776	$790,007,649
Undistributed net investment income	$1,116,077	$160,122

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$8,481,070	$24,437,036
41,498,294	(18,747,170)
1,668,385	43,658,744
51,647,749	49,348,610

(648,617)	(3,051,540)
(307,580)	(1,422,156)
(6,080,916)	(20,063,446)
(3,795)	(13,881)
(631,815)	(2,135,752)
(23,381)	(86,828)
(424,852)	(583,898)

—	(38,772)
—	(18,070)
—	(254,923)
—	(176)
—	(27,137)
—	(1,103)
—	(7,419)
(8,120,956)	(27,705,101)

62,598,181	167,197,541
7,088,937	23,519,413
(152,368,295)	(382,875,703)
(82,681,177)	(192,158,749)
(39,154,384)	(170,515,240)

743,525,810	914,041,050
$704,371,426	$743,525,810
$360,114	$—

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$10.82	$0.05	$0.52	$0.57	$(0.05)	$—	$(0.05)
2017 - C	10.82	0.01	0.52	0.53	(0.01)	—	(0.01)
2017 - Institutional	10.82	0.07	0.52	0.59	(0.07)	—	(0.07)
2017 - Service	10.94	0.04	0.53	0.57	(0.05)	—	(0.05)
2017 - IR	10.78	0.06	0.52	0.58	(0.06)	—	(0.06)
2017 - R	10.79	0.04	0.51	0.55	(0.04)	—	(0.04)
2017 - R6	10.83	0.07	0.52	0.59	(0.07)	—	(0.07)

FOR THE FISCAL YEARS DECEMBER 31,
2016 - A	10.41	0.11	0.41	0.52	(0.11)	—	(0.11)
2016 - C	10.41	0.03	0.42	0.45	(0.04)	—	(0.04)
2016 - Institutional	10.42	0.16	0.40	0.56	(0.16)	—	(0.16)
2016 - Service	10.45	0.10	0.49	0.59	(0.10)	—	(0.10)
2016 - IR	10.37	0.14	0.41	0.55	(0.14)	—	(0.14)
2016 - R	10.36	0.09	0.43	0.52	(0.09)	—	(0.09)
2016 - R6	10.42	0.15	0.42	0.57	(0.16)	—	(0.16)
2015 - A	11.06	0.33	(0.43)	(0.10)	(0.38)	(0.17)	(0.55)
2015 - C	11.07	0.24	(0.43)	(0.19)	(0.32)	(0.15)	(0.47)
2015 - Institutional	11.07	0.39	(0.44)	(0.05)	(0.40)	(0.20)	(0.60)
2015 - Service	11.10	0.39	(0.50)	(0.11)	(0.36)	(0.18)	(0.54)
2015 - IR	11.03	0.36	(0.44)	(0.08)	(0.39)	(0.19)	(0.58)
2015 - R	11.02	0.36	(0.49)	(0.13)	(0.34)	(0.19)	(0.53)
2015 - R6 (Commenced July 31,2015)	11.16	0.30	(0.52)	(0.22)	(0.35)	(0.17)	(0.52)
2014 - A	11.13	0.21	0.06	0.27	(0.34)	—	(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)	—	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)	—	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)	—	(0.33)
2014 - IR	11.09	0.25	0.06	0.31	(0.37)	—	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)	—	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)	—	(0.29)
2013 - C	10.56	0.17	0.61	0.78	(0.21)	—	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)	—	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)	—	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)	—	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)	—	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)	—	(0.28)
2012 - C	9.86	0.09	0.81	0.90	(0.20)	—	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)	—	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)	—	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)	—	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)	—	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.34	5.28%	$123,075	0.59	%(f)	0.64	%(f)	0.88	%(f)	54%
11.34	4.86	36,971	1.34	(f)	1.39	(f)	0.11	(f)	54
11.34	5.48	334,434	0.19	(f)	0.24	(f)	1.29	(f)	54
11.46	5.17	838	0.69	(f)	0.74	(f)	0.79	(f)	54
11.30	5.43	4,905	0.34	(f)	0.39	(f)	1.14	(f)	54
11.30	5.11	7,238	0.84	(f)	0.89	(f)	0.65	(f)	54
11.35	5.48	11	0.19	(f)	0.24	(f)	1.30	(f)	54

10.82	5.04	129,445	0.59		0.67		1.01		76
10.82	4.24	47,217	1.34		1.42		0.27		76
10.82	5.36	285,795	0.19		0.27		1.46		76
10.94	5.67	831	0.69		0.77		0.93		76
10.78	5.33	4,810	0.34		0.42		1.30		76
10.79	5.02	6,110	0.84		0.92		0.85		76
10.83	5.46	10	0.19		0.27		1.45		76
10.41	(0.90)	146,047	0.59		0.65		2.95		48
10.41	(1.65)	53,734	1.34		1.40		2.20		48
10.42	(0.49)	234,110	0.19		0.25		3.48		48
10.45	(0.99)	967	0.69		0.75		3.47		48
10.37	(0.73)	4,555	0.34		0.40		3.29		48
10.36	(1.23)	5,196	0.84		0.90		3.22		48
10.42	(2.01)	10	0.19	(f)	0.23	(f)	6.52	(f)	48
11.06	2.40	173,813	0.60		0.66		1.85		38
11.07	1.71	63,726	1.35		1.41		1.05		38
11.07	2.90	254,620	0.20		0.26		2.22		38
11.10	2.38	1,391	0.70		0.75		1.65		38
11.03	2.76	4,980	0.35		0.41		2.23		38
11.02	2.25	5,436	0.85		0.90		1.61		38
11.13	8.23	186,034	0.60		0.65		2.29		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63
10.56	9.96	219,919	0.59		0.65		1.55		66
10.56	9.16	81,123	1.34		1.40		0.87		66
10.56	10.32	247,494	0.19		0.25		2.23		66
10.59	9.95	2,022	0.69		0.75		1.48		66
10.53	10.29	920	0.34		0.40		2.14		66
10.51	9.66	8,237	0.84		0.90		1.49		66

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$15.25	$— (f)	$1.84	$1.84	$—
2017 - C	14.58	(0.06)	1.77	1.71	—
2017 - Institutional	15.38	0.03	1.86	1.89	—
2017 - Service	15.19	(0.01)	1.83	1.82	—
2017 - IR	15.03	0.02	1.83	1.85	—
2017 - R	15.15	— (f)	1.82	1.82	—
2017 - R6	15.37	0.14	1.76	1.90	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	14.44	0.16	0.83	0.99	(0.18)
2016 - C	13.82	0.05	0.78	0.83	(0.07)
2016 - Institutional	14.57	0.23	0.82	1.05	(0.24)
2016 - Service	14.39	0.15	0.81	0.96	(0.16)
2016 - IR	14.25	0.21	0.79	1.00	(0.22)
2016 - R	14.37	0.16	0.78	0.94	(0.16)
2016 - R6	14.57	0.24	0.80	1.04	(0.24)
2015 - A	14.46	0.09	0.03	0.12	(0.14)
2015 - C	13.83	(0.02)	0.04	0.02	(0.03)
2015 - Institutional	14.58	0.16	0.03	0.19	(0.20)
2015 - Service	14.40	0.08	0.03	0.11	(0.12)
2015 - IR	14.27	0.13	0.03	0.16	(0.18)
2015 - R	14.37	0.04	0.05	0.09	(0.09)
2015 - R6 (Commenced July 31, 2015)	15.38	0.14	(0.74)	(0.60)	(0.21)
2014 - A	14.29	0.23	0.20	0.43	(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - IR	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$17.09	12.07%	$130,906	0.59	%(g)	0.67	%(g)	(0.01	)%(g)	51%
16.29	11.73	65,570	1.34	(g)	1.42	(g)	(0.81	)(g)	51
17.27	12.29	136,170	0.19	(g)	0.27	(g)	0.40	(g)	51
17.01	11.98	604	0.69	(g)	0.77	(g)	(0.08	)(g)	51
16.88	12.31	6,497	0.34	(g)	0.42	(g)	0.26	(g)	51
16.97	12.01	5,171	0.84	(g)	0.92	(g)	0.01	(g)	51
17.27	12.36	372	0.18	(g)	0.24	(g)	1.63	(g)	51

15.25	6.81	124,514	0.59		0.69		1.12		39
14.58	5.95	75,027	1.34		1.44		0.33		39
15.38	7.18	119,108	0.19		0.29		1.55		39
15.19	6.66	470	0.69		0.79		1.01		39
15.03	6.99	5,663	0.34		0.44		1.47		39
15.15	6.49	2,031	0.84		0.94		1.10		39
15.37	7.12	10	0.19		0.28		1.63		39
14.44	0.83	134,851	0.59		0.67		0.63		18
13.82	0.13	83,743	1.34		1.42		(0.15)		18
14.57	1.31	117,357	0.19		0.27		1.05		18
14.39	0.78	577	0.69		0.77		0.52		18
14.57	(3.93)	10	0.18	(g)	0.29	(g)	2.32	(g)	18
14.25	1.11	5,282	0.34		0.42		0.91		18
14.37	0.61	1,785	0.84		0.92		0.28		18
14.46	3.01	148,611	0.60		0.68		1.56		23
13.83	2.18	96,667	1.35		1.42		0.71		23
14.58	3.38	130,499	0.20		0.28		1.96		23
14.40	2.94	626	0.70		0.77		1.27		23
14.27	3.27	5,280	0.35		0.43		2.19		23
14.37	2.77	2,339	0.85		0.92		0.86		23
14.29	23.51	152,264	0.60		0.68		1.45		21
13.68	22.60	106,208	1.35		1.43		0.68		21
14.41	23.96	124,275	0.20		0.28		2.07		21
14.22	23.28	715	0.70		0.78		1.48		21
14.11	23.77	3,735	0.35		0.43		3.55		21
14.17	23.17	3,740	0.84		0.93		0.85		21
11.75	16.95	147,814	0.59		0.68		1.85		23
11.26	16.10	102,156	1.34		1.43		1.10		23
11.85	17.45	92,696	0.19		0.26		2.45		23
11.71	16.85	488	0.70		0.78		1.43		23
11.62	17.30	494	0.34		0.42		2.20		23
11.64	16.59	4,946	0.84		0.92		1.79		23

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$12.17	$0.04	$0.88	$0.92	$(0.04)
2017 - C	11.90	(0.01)	0.87	0.86	—
2017 - Institutional	12.21	0.07	0.87	0.94	(0.06)
2017 - Service	12.14	0.03	0.88	0.91	(0.03)
2017 - IR	12.12	0.06	0.87	0.93	(0.06)
2017 - R	12.09	0.03	0.87	0.90	(0.03)
2017 - R6	12.20	0.09	0.87	0.96	(0.07)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	11.62	0.11	0.56	0.67	(0.12)
2016 - C	11.42	0.02	0.54	0.56	(0.08)
2016 - Institutional	11.66	0.17	0.55	0.72	(0.17)
2016 - Service	11.60	0.11	0.54	0.65	(0.11)
2016 - IR	11.57	0.16	0.54	0.70	(0.15)
2016 - R	11.56	0.09	0.54	0.63	(0.10)
2016 - R6	11.66	0.17	0.54	0.71	(0.17)
2015 - A	12.10	0.25	(0.31)	(0.06)	(0.42)
2015 - C	11.91	0.16	(0.31)	(0.15)	(0.34)
2015 - Institutional	12.14	0.32	(0.33)	(0.01)	(0.47)
2015 - Service	12.07	0.25	(0.32)	(0.07)	(0.40)
2015 - IR	12.05	0.29	(0.32)	(0.03)	(0.45)
2015 - R	12.03	0.23	(0.31)	(0.08)	(0.39)
2015 - R6 (Commenced July 31, 2015)	12.42	0.26	(0.62)	(0.36)	(0.40)
2014 - A	12.14	0.20	0.07	0.27	(0.31)
2014 - C	11.99	0.10	0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26	0.06	0.32	(0.36)
2014 - Service	12.11	0.20	0.06	0.26	(0.30)
2014 - IR	12.09	0.25	0.05	0.30	(0.34)
2014 - R	12.08	0.16	0.07	0.23	(0.28)
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$13.05	7.56%	$299,016	0.59	%(f)	0.62	%(f)	0.64	%(f)	55%
12.76	7.23	95,798	1.34	(f)	1.37	(f)	(0.15	)(f)	55
13.09	7.74	501,473	0.19	(f)	0.23	(f)	1.05	(f)	55
13.02	7.53	3,417	0.69	(f)	0.72	(f)	0.55	(f)	55
12.99	7.64	6,175	0.34	(f)	0.37	(f)	0.92	(f)	55
12.96	7.46	4,929	0.84	(f)	0.87	(f)	0.54	(f)	55
13.09	7.83	62	0.18	(f)	0.21	(f)	1.34	(f)	55

12.17	5.75	302,858	0.59		0.64		0.95		67
11.90	4.86	121,778	1.34		1.39		0.18		67
12.21	6.15	455,273	0.19		0.24		1.42		67
12.14	5.58	3,253	0.69		0.74		0.90		67
12.12	6.04	4,769	0.34		0.39		1.37		67
12.09	5.40	2,659	0.84		0.89		0.75		67
12.20	6.07	10	0.19		0.23		1.43		67
11.62	(0.54)	341,468	0.59		0.63		2.08		40
11.42	(1.24)	143,257	1.34		1.38		1.30		40
11.66	(0.13)	429,243	0.19		0.23		2.59		40
11.60	(0.56)	3,246	0.69		0.73		2.03		40
11.57	(0.29)	3,085	0.34		0.38		2.42		40
11.56	(0.69)	2,330	0.84		0.88		1.89		40
11.66	(2.87)	10	0.19	(f)	0.21	(f)	5.04	(f)	40
12.10	2.22	408,488	0.60		0.63		1.64		35
11.91	1.46	169,745	1.35		1.38		0.80		35
12.14	2.62	421,720	0.20		0.23		2.11		35
12.07	2.11	3,725	0.70		0.73		1.58		35
12.05	2.49	3,478	0.35		0.38		2.00		35
12.03	1.97	2,438	0.85		0.88		1.27		35
12.14	13.10	435,812	0.60		0.63		1.74		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		4.42		50
10.95	12.40	491,921	0.59		0.63		1.61		47
10.85	11.42	210,201	1.34		1.38		0.89		47
10.98	12.69	267,744	0.19		0.22		2.21		47
10.92	12.13	3,848	0.69		0.73		1.59		47
10.91	12.62	1,519	0.34		0.38		1.90		47
10.90	12.12	4,068	0.84		0.88		1.54		47

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$13.39	$0.01		$1.28	$1.29	$—
2017 - C	13.37	(0.04)		1.28	1.24	—
2017 - Institutional	13.37	0.04		1.28	1.32	—
2017 - Service	13.35	0.01		1.27	1.28	—
2017 - IR	13.20	0.03		1.26	1.29	—
2017 - R	13.08	—	(g)	1.24	1.24	—
2017 - R6	13.37	0.11		1.22	1.33	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	12.70	0.11		0.70	0.81	(0.12)
2016 - C	12.68	0.01		0.70	0.71	(0.02)
2016 - Institutional	12.69	0.17		0.69	0.86	(0.18)
2016 - Service	12.67	0.10		0.69	0.79	(0.11)
2016 - IR	12.52	0.15		0.69	0.84	(0.16)
2016 - R	12.41	0.08		0.69	0.77	(0.10)
2016 - R6	12.68	0.17		0.70	0.87	(0.18)
2015 - A	12.91	0.15		(0.16)	(0.01)	(0.20)
2015 - C	12.88	0.05		(0.15)	(0.10)	(0.10)
2015 - Institutional	12.90	0.22		(0.17)	0.05	(0.26)
2015 - Service	12.88	0.14		(0.16)	(0.02)	(0.19)
2015 - IR	12.73	0.19		(0.16)	0.03	(0.24)
2015 - R	12.62	0.12		(0.16)	(0.04)	(0.17)
2015 - R6 (Commenced July 31, 2015)	13.44	0.18		(0.68)	(0.50)	(0.26)
2014 - A	12.89	0.19		0.12	0.31	(0.29)
2014 - C	12.85	0.07		0.13	0.20	(0.17)
2014 - Institutional	12.88	0.24		0.12	0.36	(0.34)
2014 - Service	12.84	0.15		0.15	0.30	(0.26)
2014 - IR	12.72	0.25		0.08	0.33	(0.32)
2014 - R	12.59	0.11		0.15	0.26	(0.23)
2013 - A	11.05	0.14		1.88	2.02	(0.18)
2013 - C	11.02	0.05		1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21		1.87	2.08	(0.24)
2013 - Service	11.01	0.14		1.86	2.00	(0.17)
2013 - IR	10.91	0.26		1.77	2.03	(0.22)
2013 - R	10.80	0.10		1.84	1.94	(0.15)
2012 - A	9.86	0.18		1.25	1.43	(0.24)
2012 - C	9.83	0.10		1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23		1.24	1.47	(0.30)
2012 - Service	9.83	0.17		1.25	1.42	(0.24)
2012 - IR	9.75	0.22		1.22	1.44	(0.28)
2012 - R	9.65	0.17		1.21	1.38	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$14.68	9.63%	$309,554	0.59	%(f)	0.63	%(f)	0.17	%(f)	63%
14.61	9.27	123,568	1.34	(f)	1.38	(f)	(0.61	)(f)	63
14.69	9.87	398,504	0.19	(f)	0.23	(f)	0.59	(f)	63
14.63	9.59	2,559	0.69	(f)	0.73	(f)	0.09	(f)	63
14.49	9.77	5,565	0.34	(f)	0.38	(f)	0.46	(f)	63
14.32	9.48	5,098	0.84	(f)	0.88	(f)	0.04	(f)	63
14.70	9.95	2,542	0.18	(f)	0.21	(f)	1.46	(f)	63

13.39	6.38	301,331	0.59		0.65		0.83		59
13.37	5.57	144,292	1.34		1.40		0.08		59
13.37	6.76	335,237	0.19		0.25		1.33		59
13.35	6.26	2,237	0.69		0.75		0.81		59
13.20	6.70	4,352	0.34		0.40		1.18		59
13.08	6.16	2,548	0.84		0.90		0.65		59
13.37	6.76	10	0.19		0.25		1.33		59
12.70	(0.08)	336,880	0.59		0.64		1.15		38
12.68	(0.82)	161,733	1.34		1.39		0.39		38
12.69	0.35	303,237	0.19		0.23		1.68		38
12.67	(0.17)	2,135	0.69		0.74		1.09		38
12.52	0.20	4,114	0.34		0.39		1.50		38
12.41	(0.31)	2,323	0.84		0.89		0.95		38
12.68	(3.66)	10	0.21	(f)	0.25	(f)	3.22	(f)	38
12.91	2.36	385,409	0.60		0.64		1.46		26
12.88	1.59	190,125	1.35		1.39		0.57		26
12.90	2.76	267,677	0.20		0.24		1.84		26
12.88	2.32	2,509	0.70		0.74		1.11		26
12.73	2.58	4,496	0.35		0.39		1.92		26
12.62	2.06	2,461	0.85		0.89		0.84		26
12.89	18.31	389,445	0.60		0.64		1.19		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32
11.05	14.49	398,487	0.59		0.64		1.65		47
11.02	13.72	224,471	1.34		1.39		0.92		47
11.04	14.89	173,180	0.19		0.23		2.10		47
11.01	14.42	3,185	0.69		0.74		1.60		47
10.91	14.79	1,483	0.34		0.38		2.05		47
10.80	14.31	4,885	0.84		0.88		1.64		47

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$7.64	$0.08	$0.46	$0.54	$(0.08)	$—	$—		$(0.08)
2017 - C	7.60	0.05	0.45	0.50	(0.05)	—	—		(0.05)
2017 - Institutional	7.62	0.10	0.46	0.56	(0.10)	—	—		(0.10)
2017 - Service	7.63	0.08	0.46	0.54	(0.08)	—	—		(0.08)
2017 - IR	7.62	0.09	0.46	0.55	(0.09)	—	—		(0.09)
2017 - R	7.61	0.07	0.45	0.52	(0.07)	—	—		(0.07)
2017 - R6	7.63	0.10	0.46	0.56	(0.10)	—	—		(0.10)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	7.45	0.20	0.24	0.44	(0.25)	—	—	(g)	(0.25)
2016 - C	7.41	0.15	0.23	0.38	(0.19)	—	—	(g)	(0.19)
2016 - Institutional	7.43	0.23	0.24	0.47	(0.28)	—	—	(g)	(0.28)
2016 - Service	7.43	0.18	0.26	0.44	(0.24)	—	—	(g)	(0.24)
2016 - IR	7.43	0.23	0.23	0.46	(0.27)	—	—	(g)	(0.27)
2016 - R	7.42	0.19	0.23	0.42	(0.23)	—	—	(g)	(0.23)
2016 - R6	7.44	0.63	(0.15)	0.48	(0.28)	—	(0.01)		(0.29)
2015 - A	7.89	0.19	(0.44)	(0.25)	(0.19)	—	—		(0.19)
2015 - C	7.84	0.13	(0.43)	(0.30)	(0.13)	—	—		(0.13)
2015 - Institutional	7.87	0.23	(0.45)	(0.22)	(0.22)	—	—		(0.22)
2015 - Service	7.84	0.14	(0.40)	(0.26)	(0.15)	—	—		(0.15)
2015 - IR	7.87	0.21	(0.44)	(0.23)	(0.21)	—	—		(0.21)
2015 - R	7.86	0.18	(0.45)	(0.27)	(0.17)	—	—		(0.17)
2015 - R6 (Commenced July 31, 2015)	7.91	0.11	(0.46)	(0.35)	(0.12)	—	—		(0.12)
2014 - A	8.16	0.21	(0.23)	(0.02)	(0.21)	(0.04)	—		(0.25)
2014 - C	8.12	0.15	(0.24)	(0.09)	(0.15)	(0.04)	—		(0.19)
2014 - Institutional	8.15	0.25	(0.24)	0.01	(0.25)	(0.04)	—		(0.29)
2014 - Service	8.12	0.19	(0.22)	(0.03)	(0.21)	(0.04)	—		(0.25)
2014 - IR	8.15	0.23	(0.24)	(0.01)	(0.23)	(0.04)	—		(0.27)
2014 - R	8.13	0.18	(0.22)	(0.04)	(0.19)	(0.04)	—		(0.23)
2013 - A	8.22	0.25	(0.04)	0.21	(0.27)	—	—		(0.27)
2013 - C	8.18	0.19	(0.04)	0.15	(0.21)	—	—		(0.21)
2013 - Institutional	8.21	0.29	(0.04)	0.25	(0.31)	—	—		(0.31)
2013 - Service	8.19	0.24	(0.04)	0.20	(0.27)	—	—		(0.27)
2013 - IR	8.21	0.28	(0.04)	0.24	(0.30)	—	—		(0.30)
2013 - R	8.19	0.24	(0.04)	0.20	(0.26)	—	—		(0.26)
2012 - A	7.39	0.33	0.86	1.19	(0.34)	(0.02)	—		(0.36)
2012 - C	7.36	0.26	0.86	1.12	(0.28)	(0.02)	—		(0.30)
2012 - Institutional	7.38	0.36	0.86	1.22	(0.37)	(0.02)	—		(0.39)
2012 - Service	7.36	0.32	0.87	1.19	(0.34)	(0.02)	—		(0.36)
2012 - IR	7.38	0.35	0.86	1.21	(0.36)	(0.02)	—		(0.38)
2012 - R	7.37	0.31	0.86	1.17	(0.33)	(0.02)	—		(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$8.10	7.08%	$63,303	0.57	%(f)	0.61	%(f)	1.99	%(f)	51%
8.05	6.60	46,940	1.32	(f)	1.36	(f)	1.29	(f)	51
8.08	7.31	500,137	0.17	(f)	0.21	(f)	2.46	(f)	51
8.09	7.04	379	0.67	(f)	0.71	(f)	1.95	(f)	51
8.08	7.23	55,064	0.32	(f)	0.36	(f)	2.31	(f)	51
8.06	6.86	2,633	0.82	(f)	0.86	(f)	1.82	(f)	51
8.09	7.31	35,915	0.15	(f)	0.19	(f)	2.50	(f)	51

7.64	5.92	84,529	0.57		0.61		2.62		22
7.60	5.17	53,575	1.32		1.36		1.94		22
7.62	6.38	509,681	0.17		0.21		3.08		22
7.63	5.92	408	0.67		0.71		2.40		22
7.62	6.22	58,740	0.32		0.36		3.02		22
7.61	5.71	2,788	0.82		0.86		2.49		22
7.63	6.40	33,805	0.15		0.17		8.15		22
7.45	(3.24)	118,345	0.57		0.60		2.43		22
7.41	(3.89)	68,765	1.32		1.35		1.66		22
7.43	(2.84)	655,268	0.17		0.20		2.85		22
7.43	(3.32)	988	0.67		0.70		1.81		22
7.43	(2.99)	67,547	0.32		0.35		2.69		22
7.42	(3.49)	3,119	0.82		0.85		2.24		22
7.44	(4.43)	10	0.15	(f)	0.18	(f)	3.58	(f)	22
7.89	(0.28)	177,204	0.58		0.60		2.50		20
7.84	(1.16)	102,605	1.33		1.35		1.79		20
7.87	— (g)	833,657	0.18		0.20		2.97		20
7.84	(0.39)	14,085	0.68		0.70		2.30		20
7.87	(0.15)	86,018	0.33		0.35		2.78		20
7.86	(0.54)	3,495	0.83		0.85		2.23		20
8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36
8.22	16.30	250,407	0.57		0.60		4.13		14
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, IR, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Portfolio sells protection through a credit default swap, a Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Portfolio bought credit protection.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$57,624,232	$—	$—
Equity	159,802,968	—	—
Exchange-Traded Funds	31,721,816	—	—
Fixed Income	234,562,072	—	—
Investment Company	10,365,471	—	—
Total	$494,076,559	$—	$—
Assets
Options Purchased	$3,267,025	$89,099	$—
Forward Foreign Currency Exchange Contracts(a)	—	515,793	—
Futures Contracts(a)	790,327	—	—
Credit Default Swap Contracts(a)	—	40,575	—
Total	$4,057,352	$645,467	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(360,380)	$—
Futures Contracts(a)	(467,162)	—	—
Credit Default Swap Contracts(a)	—	(86,885)	—
Written Options	—	(24,099)	—
Total	$(467,162)	$(471,364)	$—

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds	$	$	$
Equity	253,166,925	—	—
Exchange-Traded Funds	77,460,947	—	—
Investment Company	6,365,064	—	—
Total	$336,992,936	$—	$—

Derivative Type
Assets
Options Purchased	$—	$60,803	$—
Futures Contracts(a)	55,102	—	—
Total	$55,102	$60,803	$—
Liabilities
Futures Contracts(a)	$(139,032)	$—	$—
Written Options	—	(16,323)	—
Total	$(139,032)	$(16,323)	$—

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$427,641,920	$—	$—
Exchange-Traded Funds	102,112,747	—	—
Fixed Income	227,991,415	—	—
Dynamic	107,494,677	—	—
Investment Company	18,736,833	—	—
Total	$883,977,592	$—	$—

Derivative Type
Assets
Options Purchased	$6,697,787	$159,768	$—
Forward Foreign Currency Exchange Contracts(a)	—	928,307	—
Futures Contracts(a)	1,631,964	—	—
Credit Default Swap Contracts(a)	—	71,685	—
Total	$8,329,751	$1,159,760	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(649,769)	$—
Futures Contracts(a)	(907,041)	—	—
Credit Default Swap Contracts(a)	—	(154,639)	—
Written Options	—	(43,058)	—
Total	$(907,041)	$(847,466)	$—

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Dynamic	$89,693,307	$—	$—
Equity	554,284,192	—	—
Exchange-Traded Funds	119,838,218	—	—
Fixed Income	50,554,665	—	—
Investment Company	7,079,840	—	—
Total	$821,450,222	$—	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$9,309,306	$149,235	$—
Forward Foreign Currency Exchange Contracts(a)	—	856,823	—
Futures Contracts(a)	2,082,035	—	—
Credit Default Swap Contracts(a)	—	66,465	—
Total	$11,391,341	$1,072,523	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(599,000)	$—
Futures Contracts(a)	(976,848)	—	—
Credit Default Swap Contracts(a)	—	(144,393)	—
Written Option	—	(40,080)
Total	$(976,848)	$(783,473)	$—

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Underlying Funds
Equity	$387,053,774	$—	$—
Exchange-Traded Fund	29,741,167	—	—
Fixed Income	282,118,700	—	—
Total	$698,913,641	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Purchased options, at value	$3,961,902	(a)	Variation margin on certain derivative contracts	$(310,219)	(a)
Credit	Variation margin on certain derivative contracts	40,575	(a)	Variation margin on certain derivative contracts	(86,885)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	515,793		Payable for unrealized loss on forward foreign currency exchange contracts	(360,380)
Equity	Variation margin on certain derivative contracts; Purchased options, at value	184,549	(a)	Variation margin on certain derivative contracts; Written options, at value	(181,042)	(a)
Total		$4,702,819			$(938,526)

Equity Growth Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts; Purchased options, at value	115,905	(a)	Variation margin on certain derivative contracts; Written options, at value	(155,355)	(a)

Growth and Income Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Purchased options, at value	$8,159,303	(a)	Variation margin on certain derivative contracts	$(623,179)	(a)
Credit	Variation margin on certain derivative contracts	71,685	(a)	Variation margin on certain derivative contracts	(154,639)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	928,307		Payable for unrealized loss on forward foreign currency exchange contracts	(649,769)
Equity	Variation margin on certain derivative contracts; Purchased options, at value	330,216	(a)	Variation margin on certain derivative contracts; Written options, at value	(326,920)	(a)
Total		$9,489,511			$(1,754,507)

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Purchased options, at value	$11,235,276	(a)	Variation margin on certain derivative contracts	$(713,952)	(a)
Credit	Variation margin on certain derivative contracts	66,465	(a)	Variation margin on certain derivative contracts	(144,393)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	856,823		Payable for unrealized loss on forward foreign currency exchange contracts	(599,000)
Equity	Variation margin on certain derivative contracts; Purchased options, at value	305,300	(a)	Variation margin on certain derivative contracts; Written options, at value	(302,976)	(a)
Total		$12,463,864			$(1,760,321)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes For the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(117,717)	$96,347	509
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	5,227	(46,310)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(263,124)	155,413	14
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	166,104	(121,818)	367
Total		$(209,510)	$83,632	891

Equity Growth Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on investment and futures and written options	$342,643	$(125,023)	255

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(238,432)	$250,272	1,205
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	9,266	(82,954)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(478,416)	278,538	14
Equity	Net realized gain (loss) from purchased options, futures contracts and written options/Net change in unrealized gain (loss) on purchased options, futures contracts and written options	304,912	(221,870)	659
Total		$(402,670)	$223,986	1,879

Growth Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(3,047)	$391,774	1,183
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	8,631	(77,928)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(444,140)	257,823	14
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	125,615	(207,369)	636
Total		$(312,941)	$364,300	1,834

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, a Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Portfolio

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

and the counterparty. Additionally, a Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. A Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Portfolios, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—
Service Plan	—	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$4,669	$44
Equity Growth Strategy	5,051	138
Growth and Income Strategy	9,817	395
Growth Strategy	10,234	315
Satellite Strategies	853	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective July 28, 2017, the annual rates were amended for the Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets, and for Class R6 Shares to 0.03% of average daily net assets.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Other Expense Reimbursements
Balanced Strategy	$125,020
Equity Growth Strategy	128,177
Growth and Income Strategy	141,394
Growth Strategy	149,141
Satellite Strategies	131,002

G.  Line of Credit Facility — As of June 30, 2017, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 100% and 18% or more of Class R6 Shares of the Balanced Strategy Portfolio and the Growth and Income Strategy Portfolio, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds For the six months ended June 30, 2017 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$12,268	$—	$—	$279	$12,547	$62
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	18,871	—	—	304	19,175	83
Goldman Sachs Core Fixed Income Fund	12,405	34,307	(23,110)	11	67	23,680	165
Goldman Sachs Dynamic Allocation Fund	64,299	5,621	(29,039)	699	2,378	43,958	—
Goldman Sachs Emerging Markets Debt Fund	14,484	19,649	(12,110)	158	671	22,852	464
Goldman Sachs Emerging Markets Equity Insights Fund	34,493	24,384	(27,759)	2,111	3,365	36,594	—
Goldman Sachs Focused International Equity Fund	3,347	5,519	(9,497)	445	186	—	—
Goldman Sachs Global Income Fund	140,600	28,324	(25,107)	116	1,096	145,029	1,012

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs Global Infrastructure Fund	$—	$10,832	$—	$—	$(61)	$10,771	$114
Goldman Sachs Global Real Estate Securities Fund	—	10,248	—	—	80	10,328	40
Goldman Sachs High Yield Floating Rate Fund	—	2,570	—	—	(11)	2,559	16
Goldman Sachs High Yield Fund	28,725	8,126	(2,184)	127	210	35,004	884
Goldman Sachs International Equity Insights Fund	10,123	16,106	(16,785)	998	1,577	12,019	—
Goldman Sachs International Real Estate Securities Fund	5,481	537	(6,422)	(168)	572	—	—
Goldman Sachs International Small Cap Insights Fund	5,721	8,595	(783)	162	1,073	14,768	—
Goldman Sachs Large Cap Growth Insights Fund	15,409	28,587	(11,144)	1,353	1,151	35,356	—
Goldman Sachs Large Cap Value Fund	14,980	4,124	(19,748)	350	294	—	—
Goldman Sachs Large Cap Value Insights Fund	34,947	9,843	(11,110)	1,593	678	35,951	253
Goldman Sachs Local Emerging Markets Debt Fund	14,671	10,145	(20,625)	137	1,110	5,438	406
Goldman Sachs Managed Futures Strategy Fund	18,744	2,319	(7,388)	381	(390)	13,666	—
Goldman Sachs Real Estate Securities Fund	5,642	860	(6,401)	(448)	347	—	43
Goldman Sachs Small Cap Equity Insights Fund	8,697	1,381	(6,127)	844	(779)	4,016	—
Goldman Sachs Strategic Growth Fund	6,566	2,195	(9,700)	304	635	—	—
Goldman Sachs Strategic Income Fund	35,308	4,055	(39,205)	(3,381)	3,223	—	194
Total	$474,642	$269,466	$(284,244)	$5,792	$18,055	$483,711	$3,736

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$24,344	$(679)	$20	$538	$24,223	$124
Goldman Sachs ActiveBeta International Equity ETF	—	20,086	(705)	29	665	20,075	204
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	33,311	(689)	16	525	33,163	147
Goldman Sachs Emerging Markets Equity Insights Fund	44,450	30,191	(20,583)	1,952	6,270	62,280	—
Goldman Sachs Focused International Equity Fund	21,457	3,916	(27,697)	1,240	1,084	—	—
Goldman Sachs Global Real Estate Securities Fund	—	22,689	—	—	177	22,866	89

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs International Equity Insights Fund	$64,676	$9,583	$(34,772)	$4,670	$5,510	$49,667	$—
Goldman Sachs International Real Estate Securities Fund	6,566	196	(7,233)	(342)	813	—	—
Goldman Sachs International Small Cap Insights Fund	9,770	2,647	(843)	407	1,307	13,288	—
Goldman Sachs Large Cap Growth Insights Fund	49,733	236	(14,017)	3,505	2,610	42,067	—
Goldman Sachs Large Cap Value Fund	27,367	2,773	(31,253)	1,772	(659)	—	—
Goldman Sachs Large Cap Value Insights Fund	63,857	6,746	(31,846)	9,559	(5,945)	42,371	359
Goldman Sachs Real Estate Securities Fund	6,775	485	(7,149)	321	(432)	—	49
Goldman Sachs Small Cap Equity Insights Fund	12,230	12,455	(4,126)	771	(702)	20,628	—
Goldman Sachs Strategic Growth Fund	21,188	101	(24,201)	1,719	1,193	—	—
Total	$328,069	$169,759	$(205,793)	$25,639	$12,954	$330,628	$972

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$29,458	$(956)	$28	$648	$29,178	$150
Goldman Sachs ActiveBeta International Equity ETF	—	12,834	—	—	440	13,274	130
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	59,700	(1,007)	22	945	59,660	264
Goldman Sachs Core Fixed Income Fund	23,107	23,077	(46,164)	25	(45)	—	116
Goldman Sachs Dynamic Allocation Fund	119,606	6,618	(48,066)	343	5,269	83,770	—
Goldman Sachs Emerging Markets Debt Fund	18,133	45,279	(17,883)	156	1,003	46,688	752
Goldman Sachs Emerging Markets Equity Insights Fund	83,128	46,012	(53,783)	4,057	9,495	88,909	—
Goldman Sachs Focused International Equity Fund	22,715	10,119	(35,610)	1,579	1,197	—	—
Goldman Sachs Global Income Fund	123,543	32,039	(60,008)	157	752	96,483	797
Goldman Sachs Global Infrastructure Fund	—	25,105	—	—	(140)	24,965	264
Goldman Sachs Global Real Estate Securities Fund	—	20,321	—	—	158	20,479	80
Goldman Sachs High Yield Fund	44,534	31,637	(3,367)	196	223	73,223	1,516
Goldman Sachs International Equity Insights Fund	68,609	28,126	(57,020)	5,164	6,563	51,442	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs International Real Estate Securities Fund	$10,727	$366	$(11,865)	$(70)	$842	$—	$—
Goldman Sachs International Small Cap Insights Fund	15,961	17,105	(3,200)	1,594	1,582	33,042	—
Goldman Sachs Large Cap Growth Insights Fund	60,925	54,146	(23,732)	3,394	5,412	100,145	—
Goldman Sachs Large Cap Value Fund	41,995	6,774	(50,520)	1,044	707	—	—
Goldman Sachs Large Cap Value Insights Fund	97,914	16,430	(20,010)	3,098	3,143	100,575	668
Goldman Sachs Local Emerging Markets Debt Fund	18,405	17,173	(25,651)	199	1,472	11,598	573
Goldman Sachs Managed Futures Strategy Fund	34,842	3,103	(14,228)	734	(726)	23,725	—
Goldman Sachs Real Estate Securities Fund	11,058	946	(11,823)	645	(826)	—	80
Goldman Sachs Small Cap Equity Insights Fund	21,556	691	(14,395)	2,220	(1,987)	8,085	—
Goldman Sachs Strategic Growth Fund	25,965	3,274	(32,908)	1,867	1,802	—	—
Goldman Sachs Strategic Income Fund	43,757	3,719	(47,292)	(4,539)	4,355	—	234
Total	$886,480	$494,052	$(579,488)	$21,913	$42,284	$865,241	$5,624

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$49,988	$—	$—	$1,135	$51,123	$254
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	—	67,626	—	—	1,089	68,715	299
Goldman Sachs Core Fixed Income Fund	19,182	13,983	(33,142)	15	(38)	—	70
Goldman Sachs Dynamic Allocation Fund	105,698	7,416	(49,481)	(50)	5,114	68,697	—
Goldman Sachs Emerging Markets Debt Fund	8,243	33,862	(28,931)	206	469	13,849	297
Goldman Sachs Emerging Markets Equity Insights Fund	90,182	66,103	(38,394)	3,524	13,181	134,596	—
Goldman Sachs Focused International Equity Fund	34,172	9,875	(47,960)	2,168	1,745	—	—
Goldman Sachs Global Income Fund	15,399	16,298	(31,594)	(103)	—	—	32
Goldman Sachs Global Infrastructure Fund	—	11,981	—	—	(67)	11,914	126
Goldman Sachs Global Real Estate Securities Fund	—	51,009	—	—	397	51,406	201
Goldman Sachs High Yield Fund	10,256	35,025	(8,433)	204	(346)	36,706	709

85

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs International Equity Insights Fund	$103,077	$27,519	$(82,730)	$10,971	$5,204	$64,041	$—
Goldman Sachs International Real Estate Securities Fund	12,636	516	(14,076)	(266)	1,190	—	—
Goldman Sachs International Small Cap Insights Fund	18,806	26,966	(3,389)	1,716	2,303	46,402	—
Goldman Sachs Large Cap Growth Insights Fund	75,394	42,242	(19,733)	2,968	8,059	108,930	—
Goldman Sachs Large Cap Value Fund	49,049	5,148	(56,310)	2,469	(356)	—	—
Goldman Sachs Large Cap Value Insights Fund	114,234	12,737	(24,065)	4,988	2,368	110,262	741
Goldman Sachs Local Emerging Markets Debt Fund	8,349	13,194	(22,328)	110	675	—	245
Goldman Sachs Managed Futures Strategy Fund	30,798	3,220	(13,034)	676	(663)	20,997	—
Goldman Sachs Real Estate Securities Fund	13,026	1,201	(14,008)	424	(643)	—	96
Goldman Sachs Small Cap Equity Insights Fund	26,500	12,038	(11,999)	2,048	(1,855)	26,732	—
Goldman Sachs Strategic Growth Fund	32,113	4,882	(41,792)	2,930	1,867	—	—
Goldman Sachs Strategic Income Fund	19,335	1,947	(21,194)	(2,004)	1,916	—	104
Total	$786,449	$514,776	$(562,593)	$32,994	$42,744	$814,370	$3,174

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$—	$30,872	$(1,832)	$41	$660	$29,741	$152
Goldman Sachs Commodity Strategy Fund	39,652	3,517	(40,351)	(5,379)	2,561	—	—
Goldman Sachs Emerging Markets Debt Fund	78,328	61,600	(22,219)	1,424	1,627	120,760	2,123
Goldman Sachs Emerging Markets Equity Fund	32,570	98	(6,685)	1,186	5,695	32,864	—
Goldman Sachs Emerging Markets Equity Insights Fund	40,977	13,620	(10,979)	1,004	6,572	51,194	—
Goldman Sachs Global Infrastructure Fund	—	100,017	(3,200)	41	(541)	96,317	1,017
Goldman Sachs Global Real Estate Securities Fund	—	127,477	(6,200)	106	946	122,329	477
Goldman Sachs High Yield Floating Rate Fund	96,678	1,949	(55,819)	(883)	797	42,722	1,503
Goldman Sachs High Yield Fund	82,283	21,930	(22,909)	(339)	1,365	82,330	2,445
Goldman Sachs International Real Estate Securities Fund	111,754	904	(120,446)	6,458	1,330	—	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)
Underlying Funds	Market Value 12/31/2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2017	Dividend Income
Goldman Sachs International Small Cap Insights Fund	$110,733	$327	$(43,948)	$9,530	$7,709	$84,351	$—
Goldman Sachs Local Emerging Markets Debt Fund	37,037	3,635	(7,363)	(2,435)	5,432	36,306	1,084
Goldman Sachs Real Estate Securities Fund	115,284	5,298	(118,841)	30,744	(32,485)	—	795
Total	$745,296	$371,244	$(460,792)	$41,498	$1,668	$698,914	$9,596

*	Includes reinvestment of distributions.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended June 30, 2017 (in thousands):

Portfolio	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
Balanced Strategy	$—	$48,514	$(38,149)	$10,365	$16
Equity Growth	—	27,350	(20,985)	6,365	10
Growth and Income	—	70,732	(51,995)	18,737	26
Growth Strategy	—	56,496	(49,416)	7,080	—
Satellite Strategies	—	7,681	(7,681)	—	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were:

Portfolio	Purchases	Sales
Balanced Strategy	$270,045,549	$284,244,349
Equity Growth Strategy	169,759,961	205,794,326
Growth and Income Strategy	495,242,785	579,488,070
Growth Strategy	516,432,564	562,594,166
Satellite Strategies	371,244,616	460,793,525

7. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2016, the Portfolios’ capital loss carryforwards were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:(1)
Expiring 2017	$—	$(109,415,161)	$(357,560,631)	$(372,899,651)	$—
Expiring 2018	(3,815,061)	(76,608,179)	(187,607,636)	(181,275,105)	(853,855)
Perpetual Long-term	—	—	—	—	(42,176,721)
Total capital loss carryforwards	$(3,815,061)	$(186,023,340)	$(545,168,267)	$(554,174,756)	$(43,030,576)

(1)	Expiration occurs on December 31 of the year indicated.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7. TAX INFORMATION (continued)

As of June 30, 2017, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$501,406,494	$316,800,879	$869,179,615	$789,439,369	$707,279,125
Gross unrealized gain	11,470,772	30,442,061	40,610,878	53,684,368	60,210,886
Gross unrealized loss	(15,444,583)	(10,189,201)	(18,955,346)	(12,214,974)	(68,576,370)
Net unrealized security gain (loss)	$(3,973,811)	$20,252,860	$21,655,532	$41,469,394	$(8,365,484)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Short Position Risk — A Portfolio may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Portfolio may purchase for investment. Taking short positions involves leverage of a Portfolio’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,562,861	$17,661,594	1,304,992	$13,770,277
Reinvestment of distributions	46,588	524,364	137,043	1,356,933
Shares redeemed	(2,718,282)	(30,468,856)	(3,507,542)	(37,361,092)
	(1,108,833)	(12,282,898)	(2,065,507)	(22,233,882)
Class C Shares
Shares sold	110,239	1,231,412	385,990	4,076,638
Reinvestment of distributions	1,868	20,919	17,705	157,731
Shares redeemed	(1,216,847)	(13,677,358)	(1,197,111)	(12,685,410)
	(1,104,740)	(12,425,027)	(793,416)	(8,451,041)
Institutional Shares
Shares sold	6,015,739	66,382,399	10,147,524	108,227,941
Reinvestment of distributions	188,803	2,125,409	372,619	3,823,276
Shares redeemed	(3,127,412)	(34,933,516)	(6,585,129)	(69,890,047)
	3,077,130	33,574,292	3,935,014	42,161,170
Service Shares
Shares sold	642	7,260	3,381	35,124
Reinvestment of distributions	65	732	168	1,696
Shares redeemed	(3,511)	(39,368)	(20,210)	(206,451)
	(2,804)	(31,376)	(16,661)	(169,631)
Class IR Shares
Shares sold	141,938	1,577,855	111,987	1,176,013
Reinvestment of distributions	2,438	27,340	6,210	62,622
Shares redeemed	(156,452)	(1,720,763)	(111,022)	(1,171,660)
	(12,076)	(115,568)	7,175	66,975
Class R Shares
Shares sold	169,520	1,914,623	155,682	1,660,283
Reinvestment of distributions	2,173	24,412	4,880	48,518
Shares redeemed	(97,572)	(1,091,919)	(95,680)	(990,727)
	74,121	847,116	64,882	718,074
Class R6 Shares
Reinvestment of distributions	6	69	14	150
	6	69	14	150
NET INCREASE	922,804	$9,566,608	1,131,501	$12,091,815

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Growth Strategy Portfolio

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	846,588	$14,187,350	570,623	$8,318,394
Reinvestment of distributions	—	—	86,684	1,323,668
Shares redeemed	(1,354,382)	(22,326,815)	(1,825,945)	(26,736,792)
	(507,794)	(8,139,465)	(1,168,638)	(17,094,730)
Class C Shares
Shares sold	104,375	1,625,614	202,232	2,792,612
Reinvestment of distributions	—	—	19,813	289,463
Shares redeemed	(1,223,396)	(19,377,876)	(1,135,691)	(15,834,867)
	(1,119,021)	(17,752,262)	(913,646)	(12,752,792)
Institutional Shares
Shares sold	593,822	9,745,894	488,723	7,044,754
Reinvestment of distributions	—	—	117,877	1,815,311
Shares redeemed	(455,841)	(7,584,411)	(916,564)	(13,784,924)
	137,981	2,161,483	(309,964)	(4,924,859)
Service Shares
Shares sold	5,420	87,378	2,466	37,207
Reinvestment of distributions	—	—	266	4,050
Shares redeemed	(873)	(14,373)	(11,914)	(173,518)
	4,547	73,005	(9,182)	(132,261)
Class IR Shares
Shares sold	97,088	1,579,720	70,515	1,041,662
Reinvestment of distributions	—	—	5,207	78,416
Shares redeemed	(88,741)	(1,443,373)	(69,690)	(1,001,202)
	8,347	136,347	6,032	118,876
Class R Shares
Shares sold	177,632	2,968,005	65,279	956,171
Reinvestment of distributions	—	—	1,455	22,087
Shares redeemed	(6,916)	(110,323)	(56,858)	(842,043)
	170,716	2,857,682	9,876	136,215
Class R6 Shares
Shares sold	20,863	358,431	—	—
Reinvestment of distributions	—	—	11	159
	20,863	358,431	11	159
NET DECREASE	(1,284,361)	$(20,304,779)	(2,385,511)	$(34,649,392)

91

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,032,250	$26,338,012	1,365,273	$16,166,069
Reinvestment of distributions	65,673	850,072	239,415	2,792,520
Shares redeemed	(4,070,476)	(51,886,731)	(6,101,239)	(72,491,545)
	(1,972,553)	(24,698,647)	(4,496,551)	(53,532,956)
Class C Shares
Shares sold	177,423	2,200,896	456,253	5,256,192
Reinvestment of distributions	—	—	56,296	633,984
Shares redeemed	(2,897,914)	(36,437,289)	(2,831,028)	(32,844,634)
	(2,720,491)	(34,236,393)	(2,318,479)	(26,954,458)
Institutional Shares
Shares sold	4,127,104	51,850,949	7,260,475	86,374,463
Reinvestment of distributions	190,158	2,465,978	511,172	6,047,403
Shares redeemed	(3,307,220)	(42,277,378)	(7,281,211)	(86,086,481)
	1,010,042	12,039,549	490,436	6,335,385
Service Shares
Shares sold	13,669	172,858	22,623	266,472
Reinvestment of distributions	169	2,188	669	7,816
Shares redeemed	(19,284)	(243,084)	(35,261)	(418,442)
	(5,446)	(68,038)	(11,969)	(144,154)
Class IR Shares
Shares sold	168,463	2,121,713	173,666	2,050,582
Reinvestment of distributions	2,039	26,256	4,805	56,795
Shares redeemed	(88,855)	(1,122,799)	(51,436)	(612,640)
	81,647	1,025,170	127,035	1,494,737
Class R Shares
Shares sold	191,169	2,460,554	91,561	1,063,116
Reinvestment of distributions	776	10,024	1,597	18,665
Shares redeemed	(31,446)	(392,172)	(74,830)	(892,323)
	160,499	2,078,406	18,328	189,458
Class R6 Shares
Shares sold	3,864	49,819	—	—
Reinvestment of distributions	16	214	12	140
Shares redeemed	(1)	(19)	—	—
	3,879	50,014	12	140
NET DECREASE	(3,442,423)	$(43,809,939)	(6,191,188)	$(72,611,848)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,757,457	$25,485,562	1,150,609	$14,703,864
Reinvestment of distributions	28	—	194,046	2,600,263
Shares redeemed	(3,182,110)	(45,311,580)	(5,363,707)	(69,349,359)
	(1,424,625)	(19,826,018)	(4,019,052)	(52,045,232)
Class C Shares
Shares sold	198,306	2,800,968	387,445	4,902,656
Reinvestment of distributions	—	—	12,122	162,306
Shares redeemed	(2,531,819)	(36,235,571)	(2,363,647)	(30,366,375)
	(2,333,513)	(33,434,603)	(1,964,080)	(25,301,413)
Institutional Shares
Shares sold	3,197,608	44,523,600	4,285,762	56,142,009
Reinvestment of distributions	—	—	318,476	4,264,396
Shares redeemed	(1,147,495)	(16,311,982)	(3,435,572)	(44,292,820)
	2,050,113	28,211,618	1,168,666	16,113,585
Service Shares
Shares sold	14,609	219,436	22,477	283,463
Reinvestment of distributions	—	—	307	4,099
Shares redeemed	(7,288)	(105,254)	(23,697)	(304,647)
	7,321	114,182	(913)	(17,085)
Class IR Shares
Shares sold	147,703	2,062,090	91,395	1,177,569
Reinvestment of distributions	—	—	3,908	51,626
Shares redeemed	(93,488)	(1,295,089)	(94,057)	(1,191,165)
	54,215	767,001	1,246	38,030
Class R Shares
Shares sold	208,391	2,945,858	93,988	1,160,579
Reinvestment of distributions	—	—	1,262	16,524
Shares redeemed	(47,334)	(666,572)	(87,493)	(1,115,834)
	161,057	2,279,286	7,757	61,269
Class R6 Shares
Shares sold	172,194	2,505,547	—	—
Reinvestment of distributions	—	—	10	137
	172,194	2,505,547	10	137
NET DECREASE	(1,313,238)	$(19,382,987)	(4,806,366)	$(61,150,709)

93

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	539,500	$4,305,705	1,455,140	$11,045,563
Reinvestment of distributions	75,478	605,640	377,839	2,903,993
Shares redeemed	(3,863,783)	(30,715,190)	(6,662,149)	(50,979,543)
	(3,248,805)	(25,803,845)	(4,829,170)	(37,029,987)
Class C Shares
Shares sold	65,959	521,683	174,372	1,322,001
Reinvestment of distributions	32,522	259,831	155,698	1,186,774
Shares redeemed	(1,321,092)	(10,411,859)	(2,562,350)	(19,337,931)
	(1,222,611)	(9,630,345)	(2,232,280)	(16,829,156)
Institutional Shares
Shares sold	5,496,017	43,642,154	13,139,193	100,348,717
Reinvestment of distributions	642,701	5,144,326	2,162,310	16,589,842
Shares redeemed	(11,112,855)	(88,684,086)	(36,608,793)	(277,861,660)
	(4,974,137)	(39,897,606)	(21,307,290)	(160,923,101)
Service Shares
Shares sold	1,776	14,010	5,394	40,928
Reinvestment of distributions	245	1,966	782	5,995
Shares redeemed	(8,611)	(68,912)	(85,614)	(636,161)
	(6,590)	(52,936)	(79,438)	(589,238)
Class IR Shares
Shares sold	1,549,121	12,243,136	2,466,382	18,843,524
Reinvestment of distributions	78,881	631,762	282,060	2,162,105
Shares redeemed	(2,520,283)	(19,941,143)	(4,131,549)	(31,588,948)
	(892,281)	(7,066,245)	(1,383,107)	(10,583,319)
Class R Shares
Shares sold	30,625	241,931	68,607	512,208
Reinvestment of distributions	2,572	20,560	10,387	79,387
Shares redeemed	(73,109)	(571,458)	(132,999)	(1,003,830)
	(39,912)	(308,967)	(54,005)	(412,235)
Class R6 Shares
Shares sold	205,163	1,629,562	4,543,035	35,084,600
Reinvestment of distributions	52,996	424,852	77,800	591,317
Shares redeemed	(248,927)	(1,975,647)	(190,793)	(1,467,630)
	9,232	78,767	4,430,042	34,208,287
NET DECREASE	(10,375,104)	$(82,681,177)	(25,455,248)	$(192,158,749)

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Portfolio Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**
Class A
Actual	$1,000.00	$1,052.80		$3.00	$1,000.00	$1,120.70		$3.10	$1,000.00	$1,075.60		$3.04	$1,000.00	$1,096.30		$3.07	$1,000.00	$1,070.80		$2.93
Hypothetical 5% return	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.97	+	2.86
Class C
Actual	1,000.00	1,048.60		6.81	1,000.00	1,117.30		7.03	1,000.00	1,072.30		6.89	1,000.00	1,092.70		6.95	1,000.00	1,066.00		6.76
Hypothetical 5% return	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.25	+	6.61
Institutional
Actual	1,000.00	1,054.80		0.97	1,000.00	1,122.90		1.00	1,000.00	1,077.40		0.98	1,000.00	1,098.70		0.99	1,000.00	1,073.10		0.87
Hypothetical 5% return	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.95	+	0.85
Service
Actual	1,000.00	1,051.70		3.51	1,000.00	1,119.80		3.63	1,000.00	1,075.30		3.55	1,000.00	1,095.90		3.59	1,000.00	1,070.40		3.44
Hypothetical 5% return	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.47	+	3.36
Class IR
Actual	1,000.00	1,054.30		1.73	1,000.00	1,123.10		1.79	1,000.00	1,076.40		1.75	1,000.00	1,097.70		1.77	1,000.00	1,072.30		1.64
Hypothetical 5% return	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.21	+	1.61
Class R
Actual	1,000.00	1,051.10		4.27	1,000.00	1,120.10		4.42	1,000.00	1,074.60		4.32	1,000.00	1,094.80		4.36	1,000.00	1,068.60		4.21
Hypothetical 5% return	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.73	+	4.11
Class R6
Actual	1,000.00	1,054.80		0.97	1,000.00	1,123.60		0.95	1,000.00	1,078.30		0.93	1,000.00	1,099.50		0.94	1,000.00	1,073.10		0.77
Hypothetical 5% return	1,000.00	1,023.85	+	0.95	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,024.05	+	0.75

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	0.59%	1.34%	0.19%	0.69%	0.34%	0.84%	0.19%
Equity Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.18
Growth and Income Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.18
Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.18
Satellite Strategies	0.57	1.32	0.17	0.67	0.32	0.82	0.15

95

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management team of certain Underlying Funds to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2017. The Trustees further observed that the Equity Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one-, three- and five-year periods and underperformed for the ten-year period ended March 31, 2017. They noted that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2017. They observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the first quartile of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2017. They noted that the Satellite Strategies Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees noted that the Satellite Strategies Portfolio had certain significant differences from both the Portfolio’s peer group and benchmark index that caused the peer group and benchmark index to be imperfect bases for performance comparison. They also noted that the Portfolios had experienced certain portfolio management changes in the first half of 2017.
Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Portfolio were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2018.

100

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

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The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

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© 2017 Goldman Sachs. All rights reserved. 101458-TMPL-08/2017-592264 FFSAR-17/ 52.7K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Goldman Sachs Global Infrastructure Fund (“the Fund”) seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 8.01%, 7.64%, 8.21%, 8.13%, 7.88% and 8.22%, respectively. These returns compare to the 12.01% cumulative total return of the Dow Jones Brookfield Global Infrastructure Index (the “Index”). The Index is intended to measure all sectors of the infrastructure market.[1]

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	During January 2017, when the Reporting Period began, the global infrastructure market posted a modest gain. Overall, investors searched for details about the timing and scope of the U.S. Administration’s plans for fiscal stimulus. U.S. equities rallied on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, U.S. equities subsequently retreated on political uncertainty and protectionism concerns. Europe also grappled with political uncertainty. U.K. equities fell after a speech by the U.K. Prime Minister was interpreted by the markets as increasing the possibility of a “hard Brexit.” (In a hard Brexit, the U.K. would leave the European Union, as well as its single market for goods, quickly and completely.) In France, allegations about the employment in parliament of a presidential candidate’s wife increased uncertainty about the country’s upcoming election. The Japanese yen appreciated sharply, and Japanese equities retreated.

[1]	Source: Dow Jones. The Index includes companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. It includes Master Limited Partnerships (MLPs) in addition to other equity securities.

In February 2017, the global infrastructure market generated a positive return. Investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies from the U.S. Administration, while also heeding the tone of Federal Reserve (“Fed”) officials. The U.S. dollar strengthened during the month, as the market-implied probability of a March 2017 interest rate hike increased with the Fed Chair’s testimony before Congress and hawkish comments from other Fed officials. (Hawkish language implies higher interest rates; opposite of dovish.) Solid U.S. economic data also supported the market’s advance, with the Institute of Supply Management’s manufacturing and non-manufacturing indices rising to a two-year and six-year high, respectively, during February 2017. Meanwhile, the Markit Eurozone Composite Flash Purchasing Managers’ Index (“PMI”) reached its highest levels in nearly six years. In Japan, the government reported that the country’s Gross Domestic Product (“GDP”) had expanded by 0.2% in the fourth quarter 2016, the fourth consecutive quarter of growth. In mid-February 2017, investors focused on a high-profile meeting between the U.S. President and Japanese Prime Minister, which featured pledges for a new bilateral trade framework and a unified front against North Korea’s nuclear threat.

In March 2017, the global infrastructure market continued to advance. The Fed raised short-term interest rates during the month for the third time since the 2008-2009 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan maintaining its policy rate. Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the

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PORTFOLIO RESULTS

positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps—namely, whether interest rates might rise before quantitative easing ends.

During April 2017, the global infrastructure market recorded another gain as political risks appeared to recede. More specifically, market sentiment improved with the first-round results in France’s presidential election, which were widely interpreted by investors as pro-market. Strong first quarter 2017 corporate earnings results and a firm economic backdrop across the developed markets also supported global equities. In the U.S., economic activity and inflation data appeared to moderate, though the labor market remained strong. However, political turmoil dampened expectations for near-term progress on the U.S. Administration’s fiscal stimulus policies. In Europe, solid economic data and dovish statements by the ECB president strengthened European equity markets. The potential of Italian elections during 2017 increased after the country’s main political parties reached an agreement on electoral law. In Japan, preliminary first quarter 2017 GDP growth came in at 2.2% .

During May 2017, the global infrastructure market produced solidly positive returns amid fading political risks, continued strong corporate earnings reports and a solid economic backdrop. In the U.S., an ambitious tax reform proposal from the White House lifted market sentiment. In Japan, equities were hurt early in the month by the strength of the Japanese yen, which appreciated amid global political uncertainty and geopolitical tensions, including a North Korean ballistic missile launch, a U.S. airstrike in Syria and terrorism in Russia. Japanese equities rebounded late in the month, as Japanese yen strength faded with recovering global risk appetite.

The global infrastructure market fell back slightly in June 2017. Investor sentiment was buoyed by receding political risk, as the centrist candidate won France’s presidential election and secured a parliamentary majority. Political risk also declined in Italy where an anti-establishment party lost ground in local elections and expectations for parliamentary elections being held in 2017 declined. Corporate earnings reports remained strong, with double-digit growth seen across most developed markets regions. In Europe, equity markets rallied on the ECB president’s sanguine outlook for recovering inflation and his cautious reference to the potential tapering of quantitative easing. In the U.S., market optimism about potentially pro-growth fiscal policy was dampened by political developments. At the same time, the U.S. labor market remained strong, though economic activity and inflation data moderated. Also, during June 2017, the Fed raised short-term interest rates by another 0.25% .

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated a cumulative total return of 12.01% . The top performing markets during the Reporting Period were Canada and Italy, while the worst performing markets were the U.S. and Spain. Regulated infrastructure companies, such as diversified utilities companies, benefited from the unexpected decline in global interest rates. Investors generally favored infrastructure assets for their relatively predictable cash flows. Energy master limited partnerships (“MLPs”) were challenged during the Reporting Period by intense volatility in commodity prices, as U.S. energy production continued to boost inventories.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection and an overweight position in the energy sector detracted from relative returns. More specifically, the Fund’s large overweight position in the midstream[2] energy segment, which was predicated on our thesis that growing production would necessitate infrastructure and that the U.S. Administration would be energy-friendly, hampered relative performance. During the second quarter of 2017, the energy commodity markets were particularly volatile, as U.S. production volume showed no signs of slowing and inventories continued to build. This volatility manifested itself in the energy equity markets, hurting upstream[3] producers and, to a lesser extent, midstream companies. Elsewhere, the Fund was hurt by its underweight in the transportation and communication sectors, led by an allocation to airports. Among countries, security selection in the U.S. and an underweight position in Spain detracted from relative returns. On the positive side, the Fund was helped by an underweight position and security selection in Canada. Security selection in Italy also added value.

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end- users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.
[3]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

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PORTFOLIO RESULTS

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s results during the Reporting Period were Plains All American Pipeline, L.P.; Enterprise Products Partners L.P.; and Targa Resources.

Plains All American Pipeline, L.P. (PAA), a U.S. midstream energy company with significant crude oil-focused assets, was a leading detractor from the Fund’s relative returns. Shares of PAA declined along with crude oil prices, which were volatile throughout much of the Reporting Period on concerns about continued U.S. energy production and its effect on inventory levels. Overall, lower than market expected first quarter 2017 financial results and the security’s high beta to crude oil served as headwinds for performance. (Beta is a measure of the volatility, or systematic risk, of a security compared to the market as a whole.) Although we remained confident that PAA’s exposure to the Permian Basin would likely lead to increased cash flows in conjunction with U.S. energy production growth, we exited the Fund’s position during the Reporting Period to reduce exposure to fluctuating commodity prices.

Enterprise Products Partners L.P. (EPD), a provider of processing and transportation services to producers and consumers of natural gas liquids, also detracted from the Fund’s relative performance during the Reporting Period. The Fund’s position in EPD, which was initiated in late February 2017, dampened returns after the stock tumbled alongside the rest of the energy market amid commodity price volatility. In addition, investors reacted negatively to the termination of certain of the company’s transportation contracts and its growing debt levels. At the end of the Reporting Period, we believed EPD had the necessary scale and diversification to drive a strong backlog of infrastructure projects, and we expect it to continue growing its distribution. The Fund continued to hold EPD at the end of the Reporting Period.

Targa Resources (TRGP) was another notable detractor from Fund results during the Reporting Period. TRGP provides midstream natural gas and natural gas liquids services, which include the gathering, compressing, treating, processing and selling of natural gas. Its shares retreated after the company reported first quarter 2017 financial results that fell below consensus estimates. The miss was largely driven by the company’s logistics and marketing segment, specifically its lower margins on exports and the roll-off of some higher priced legacy contracts. In our view, these results are transitory, and, at the end of the Reporting Period, we remained positive on TRGP’s low cost of capital and its exposure to key U.S. production basins at what we viewed as attractive valuations. At the end of the Reporting Period, the Fund continued to own TRGP.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the leading positive contributors to the Fund’s relative returns were Enbridge, Cellnex Telecom and American Tower.

Our decision to underweight Enbridge (ENB) added to the Fund’s performance during the Reporting Period. The underweight position was predicated on our view that the operator of crude oil and liquids pipelines did not have robust enough growth prospects to support its valuations relative to higher-growth names. Indeed, ENB’s shares slumped after a first quarter 2017 earnings report, which included disappointing results from its liquids segment as well as lower than market expected 2017 guidance. At the end of the Reporting Period, ENB remained a strategic core holding in the Fund because of what we consider to be its diversified asset footprint, the deep visibility it provides into its cash flows, and its operational efficiency through economies of scale.

Cellnex Telecom (CLNX), a telecommunications infrastructure company based in Spain, also added to the Fund’s relative performance. Its shares appreciated following strong first quarter 2017 financial results that were supported by data-driven demand growth. Additionally, the market reacted positively to CLNX’s successful bid for Sunrise Communications’ Switzerland-based towers plus an unconfirmed press report that the company itself might attract bidders. We eliminated the Fund’s position in CLNX near the end of the Reporting Period as the stock reached our price target and we saw better return potential in other telecommunications infrastructure companies at what we considered more attractive valuations.

American Tower (AMT), an owner and operator of wireless communications and broadcast towers, was a key contributor to the Fund’s relative returns during the Reporting Period. AMT’s shares appreciated as major U.S. telecommunications providers announced plans to unroll unlimited data plans and next-generation network coverage, necessitating increased broadcast infrastructure. Additionally, fears about an increase in the company’s churn rate because of a potential merger

3

PORTFOLIO RESULTS

between T-Mobile and Sprint were eased when Sprint entered exclusive talks with Charter Communications and Comcast to explore a partnership or wireless deal. (The churn rate, also known as the rate of attrition, is the percentage of subscribers to a service who discontinue their subscriptions to that service within a given time period.) In our opinion, AMT’s diversified portfolio of high quality assets should continue to benefit from secular trends toward growing data usage and rising penetration levels in developing countries. At the end of the Reporting Period, we also remained constructive on AMT’s healthy balance sheet and highly predictable revenue stream, stemming from long-term escalator clauses and master lease agreements with tenants that have strong credit. (An escalator clause is a contract provision allowing for an increase in costs to be passed on to another party.) Accordingly, the Fund maintained a position in AMT at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the purchases made during the Reporting Period was an investment in Williams Partners L.P. (WPZ), a natural gas-focused midstream energy company with operations in numerous U.S. basins. We believe the position could allow the Fund to capture relative value opportunities between WPZ and its parent company, Williams Companies, which trades at a premium despite its incremental leverage, identical economic exposure and lower distribution yield.

The Fund established a position in Edison International (EIX), an integrated electric company with regulated operations in California. In our view, EIX represents an attractive investment opportunity due to what we consider to be its inexpensive relative valuation, the benign regulatory environment and the company’s strengthened relative financial position. We believe EIX’s solid growth prospects may translate to above-average dividends.

In addition to the sale of PAA, already mentioned, notable sales included Williams Companies (WMB), an energy infrastructure company focused on connecting North America’s natural gas and natural gas liquids markets. Although we believe WMB offers exposure to well- positioned natural gas assets, we exited the name to purchase its subsidiary, WPZ, which offers identical economic exposure at what we consider to be a more attractive valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund moved from a substantial overweight position relative to the Index in the energy sector to a slightly overweight position. In addition, the size of its underweight position in the utilities sector decreased. From a country perspective, compared to the Index, the Fund’s overweight position in the U.S. and its underweight position in Canada diminished. Its overweight position in Italy increased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight compared to the Index in the real estate sector and was slightly overweight in the energy sector. It was underweight the utilities sector and relatively neutral versus the Index in the transportation and communication sectors. In geographic terms, the Fund was overweight the U.S. and underweight in Canada and Spain at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, investor interest in global infrastructure securities appeared strong, and we believed it was likely to remain strong over the long run. Based on surveys of institutional investors, we think investors overall remain underinvested in global infrastructure securities, suggesting to us that there is room for growth as confidence in and understanding of the asset class matures. In the near term, we believe the focus on economic stimulus is shifting toward fiscal spending. This “monetary-to-fiscal” theme is, in our opinion, a tailwind for global infrastructure securities, given that increased infrastructure spending in the U.S. and around the world should bode well for infrastructure

4

PORTFOLIO RESULTS

developers and owners. As for the midstream energy sector, we believe the fundamental outlook remains strong given that energy production growth necessitates energy infrastructure and because balance sheets, in our view, continue to improve in the wake of financial actions such as distribution cuts, equity issuance and capital spending reductions. That said, we think the sector may be subject to near-term volatility as commodity markets struggle to stabilize and seek to find their footing.

Broadly speaking, we believe low interest rates and modest economic growth provide an excellent backdrop for global infrastructure securities. We believe the financing environment is accommodative; fundamentals with respect to supply and demand are healthy; and investment attributes of global infrastructure securities continue to be viewed favorably, especially relative to fixed income. As a consequence, investor demand is likely, in our view, to increase, which could be supportive of valuations. Despite the more uncertain and volatile global macro environment, we believe infrastructure companies hold unique positions in the global economy and can benefit from their strong business models, which typically feature stable demand, high barriers to entry and regulated or contract-based businesses. We further believe the financing environment for global infrastructure companies is likely to continue to be accommodative, which is particularly important given the capital intensive nature of these businesses. Additionally, we believe that incremental infrastructure spending, as global governments transition from monetary stimulus to fiscal spending to spur economic growth, could lead to the creation of public-private partnerships and increase the number of infrastructure assets available to investors. In the near term, we believe divergent global central bank monetary policies and varying fundamentals at the sub-sector level may present compelling investment opportunities. We think global infrastructure securities can provide investors with attractive yields and lower volatility relative to the broader equity market. Compared to bonds, we believe they offer long-term growth potential, inflation hedging benefits and resiliency to interest rate fluctuations.

5

FUND BASICS

Global Infrastructure Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2016–June 30, 2017	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index[2]
Class A	8.01%	12.01%
Class C	7.64	12.01
Institutional	8.21	12.01
Class IR	8.13	12.01
Class R	7.88	12.01
Class R6	8.22	12.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of “pure-play” infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Class A	-2.19%	2.77%	6/27/16
Class C	1.71	7.88	6/27/16
Institutional	3.88	9.07	6/27/16
Class IR	3.73	8.91	6/27/16
Class R	3.23	8.39	6/27/16
Class R6	3.90	9.10	6/27/16

[3]	The Standardized Total Returns are average annual total returns or cummulative total returns (only if the performance period is one year or less) of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	15.83%
Class C	2.14	18.08
Institutional	0.99	15.43
Class IR	1.14	15.58
Class R	1.64	16.08
Class R6	0.97	15.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/17[5]
Holding	% of Total Net Assets	Line of Business	Country
American Tower Corp.	7.1%	Equity Real Estate Investment Trusts (REITs)	United States
Vinci SA	5.9	Construction & Engineering	France
National Grid PLC	5.8	Multi-Utilities	United Kingdom
Williams Partners LP	5.5	Oil, Gas & Consumable Fuels	United States
PG&E Corp.	5.1	Electric Utilities	United States
Crown Castle International Corp.	4.5	Equity Real Estate Investment Trusts (REITs)	United States
TransCanada Corp.	4.3	Oil, Gas & Consumable Fuels	Canada
Kinder Morgan, Inc.	4.1	Oil, Gas & Consumable Fuels	United States
Enbridge, Inc.	3.4	Oil, Gas & Consumable Fuels	Canada
American Water Works Co., Inc.	3.3	Water Utilities	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.2%
Australia – 4.4%
149,032	APA Group (Gas Utilities)	$1,050,111
323,462	Macquarie Atlas Roads Group (Transportation Infrastructure)	1,394,950
371,130	Sydney Airport (Transportation Infrastructure)	2,021,653
227,737	Transurban Group (Transportation Infrastructure)	2,074,092

		6,540,806

Canada – 10.9%
126,009	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	5,019,760
110,960	Fortis, Inc. (Electric Utilities)	3,900,029
67,155	Kinder Morgan Canada Ltd.*(a) (Oil, Gas & Consumable Fuels)	819,759
133,666	TransCanada Corp. (Oil, Gas & Consumable Fuels)	6,372,017

		16,111,565

France – 5.9%
101,153	Vinci SA (Construction & Engineering)	8,628,499

Hong Kong – 4.3%
2,660,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	2,064,247
904,000	China Gas Holdings Ltd. (Gas Utilities)	1,825,031
1,299,100	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,443,189

		6,332,467

Italy – 6.0%
166,814	Atlantia SpA (Transportation Infrastructure)	4,692,377
357,212	Enav SpA(a) (Transportation Infrastructure)	1,540,492
495,422	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	2,675,838

		8,908,707

Japan – 2.5%
18,100	East Japan Railway Co. (Road & Rail)	1,733,911
371,000	Tokyo Gas Co. Ltd. (Gas Utilities)	1,932,425

		3,666,336

Spain – 3.0%
143,935	Ferrovial SA (Construction & Engineering)	3,197,253
56,980	Red Electrica Corp. SA (Electric Utilities)	1,192,045

		4,389,298

United Kingdom – 6.9%
683,490	National Grid PLC (Multi-Utilities)	8,468,769
58,476	Severn Trent PLC (Water Utilities)	1,662,377

		10,131,146

Common Stocks – (continued)
United States – 54.3%
78,800	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	10,426,816
62,806	American Water Works Co., Inc. (Water Utilities)	4,895,728
141,897	Antero Midstream GP LP* (Oil, Gas & Consumable Fuels)	3,118,896
85,488	Archrock Partners LP (Energy Equipment & Services)	1,274,626
39,777	Atmos Energy Corp. (Gas Utilities)	3,299,502
83,123	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,048,921
66,301	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	6,642,034
18,773	Dominion Energy, Inc. (Multi-Utilities)	1,438,575
51,070	Edison International (Electric Utilities)	3,993,163
96,959	Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	2,625,650
3,460	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	1,484,894
65,352	Eversource Energy (Electric Utilities)	3,967,520
313,016	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	5,997,386
112,460	PG&E Corp. (Electric Utilities)	7,463,970
13,983	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	1,886,307
39,557	Sempra Energy (Multi-Utilities)	4,460,052
74,428	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	3,364,146
11,515	Vulcan Materials Co. (Construction Materials)	1,458,720
201,453	Williams Partners LP (Oil, Gas & Consumable Fuels)	8,080,280

		79,927,186

TOTAL COMMON STOCKS
(Cost $144,939,775)		$144,636,010

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15	0.845%	$15
(Cost $15)

TOTAL INVESTMENTS – 98.2%
(Cost $144,939,790)		$144,636,025

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		2,663,024

NET ASSETS – 100.0%		$147,299,049

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,360,251, which represents approximately 1.6% of net assets as of June 30, 2017.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $144,939,775)	$144,636,010
Investments of affiliated issuers, at value (cost $15)	15
Cash	2,142,393
Foreign currencies, at value (cost $443,245)	443,219
Receivables:
Dividends	593,322
Reimbursement from investment adviser	24,461
Foreign tax reclaims	27,959
Other assets	15,175
Total assets	147,882,554

Liabilities:
Payables:
Investments purchased	422,224
Management Fees	109,875
Distribution and Service fees and Transfer Agency fees	4,964
Accrued expenses	46,442
Total liabilities	583,505

Net Assets:
Paid-in capital	147,876,993
Undistributed net investment income	205,856
Accumulated net realized loss	(484,340)
Net unrealized loss	(299,460)
NET ASSETS	$147,299,049
Net Assets:
Class A	$37,770
Class C	54,623
Institutional	147,124,961
Class IR	27,261
Class R	27,124
Class R6	27,310
Total Net Assets	$147,299,049
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,576
Class C	5,179
Institutional	13,931,186
Class IR	2,581
Class R	2,568
Class R6	2,585
Net asset value, offering and redemption price per share:(a)
Class A	$10.56
Class C	10.55
Institutional	10.56
Class IR	10.56
Class R	10.56
Class R6	10.56

(a)	Maximum public offering price per share for Class A Shares is $11.17. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $128,238)	$2,023,323
Dividends — affiliated issuers	3,741
Total investment income	2,027,064

Expenses:
Management fees	233,540
Amortization of offering costs	142,198
Professional fees	42,469
Custody, accounting and administrative services	13,951
Registration fees	13,567
Transfer Agency fees(a)	10,482
Trustee fees	8,234
Printing and mailing costs	996
Distribution and Service fees(a)	375
Other	4,008
Total expenses	469,820
Less — expense reductions	(212,342)
Net expenses	257,478
NET INVESTMENT INCOME	1,769,586

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(493,248)
Foreign currency transactions	38,309
Net change in unrealized gain (loss) on:
Investments	(304,885)
Foreign currency translation	4,406
Net realized and unrealized loss	(755,418)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,014,168

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
$44	$265	$66	$34	$50	$10,346	$25	$25	$2

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Period Ended December 31, 2016(a)
From operations:
Net investment income	$1,769,586	$24,829
Net realized gain (loss)	(454,939)	1,226
Net change in unrealized gain (loss)	(300,479)	1,019
Net increase in net assets resulting from operations	1,014,168	27,074

Distributions to shareholders:
From net investment income
Class A Shares	(433)	(130)
Class C Shares	(437)	(104)
Institutional Shares	(1,561,897)	(19,157)
Class IR Shares	(342)	(152)
Class R Shares	(278)	(106)
Class R6 Shares	(364)	(169)
From net realized gains
Class A Shares	—	(299)
Class C Shares	—	(567)
Institutional Shares	—	(35,490)
Class IR Shares	—	(304)
Class R Shares	—	(293)
Class R6 Shares	—	(309)
Return of capital
Class A Shares	—	(25)
Class C Shares	—	(20)
Institutional Shares	—	(3,740)
Class IR Shares	—	(30)
Class R Shares	—	(21)
Class R6 Shares	—	(33)
Total distributions to shareholders	(1,563,751)	(60,949)

From share transactions:
Proceeds from sales of shares	146,427,403	3,030,465
Reinvestment of distributions	1,563,751	60,948
Cost of shares redeemed	(3,200,000)	(60)
Net increase in net assets resulting from share transactions	144,791,154	3,091,353
TOTAL INCREASE	144,241,571	3,057,478

Net assets:
Beginning of period	3,057,478	—
End of period	$147,299,049	$3,057,478
Undistributed net investment income	$205,856	$21

(a)	Commenced operations on June 27, 2016.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$9.89	$0.18	(e)	$0.61		$0.79	$(0.12)	$—	$—	$(0.12)
2017 - C	9.88	0.13	(e)	0.63		0.76	(0.09)	—	—	(0.09)
2017 - Institutional	9.89	0.36	(e)	0.45		0.81	(0.14)	—	—	(0.14)
2017 - IR	9.89	0.18	(e)	0.62		0.80	(0.13)	—	—	(0.13)
2017 - R	9.89	0.15	(e)	0.63		0.78	(0.11)	—	—	(0.11)
2017- R6	9.89	0.19	(e)	0.62		0.81	(0.14)	—	—	(0.14)

FOR THE PERIOD ENDED DECEMBER 31,
2016 - A (Commenced on June 27, 2016)	10.00	0.06		0.01		0.07	(0.05)	(0.12)	(0.01)	(0.18)
2016 - C (Commenced on June 27, 2016)	10.00	0.02		0.01		0.03	(0.02)	(0.12)	(0.01)	(0.15)
2016 - Institutional (Commenced on June 27, 2016)	10.00	0.08		0.01		0.09	(0.07)	(0.12)	(0.01)	(0.20)
2016 - IR (Commenced on June 27, 2016)	10.00	0.08		—	(f)	0.08	(0.06)	(0.12)	(0.01)	(0.19)
2016 - R (Commenced on June 27, 2016)	10.00	0.05		0.01		0.06	(0.04)	(0.12)	(0.01)	(0.17)
2016 - R6 (Commenced on June 27, 2016)	10.00	0.09		—	(f)	0.09	(0.07)	(0.12)	(0.01)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.17 per share and 3.23% of average net assets.
(f)	Amount is less than $0.005 per share.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)		Portfolio turnover rate(d)

$10.56	8.01%	$38	1.39%	7.87%	3.39	%(e)	77%
10.55	7.64	55	2.14	8.63	2.49	(e)	77
10.56	8.21	147,125	0.99	1.51	6.82	(e)	77
10.56	8.13	27	1.14	7.62	3.49	(e)	77
10.56	7.88	27	1.64	8.12	2.99	(e)	77
10.56	8.22	27	0.97	7.47	3.67	(e)	77

9.89	0.69	25	1.40	15.63	1.19		59
9.88	0.30	51	2.14	16.73	0.46		59
9.89	0.89	2,906	0.99	15.23	1.59		59
9.89	0.82	25	1.15	15.38	1.44		59
9.89	0.56	25	1.65	15.88	0.93		59
9.89	0.91	25	0.95	15.19	1.63		59

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers six classes of shares: Class A, Class C, Institutional, Class IR, Class R, and Class R6 Shares. The Fund commenced operations on June 27, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach, GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2017:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$9,998,803	$—
Australia and Oceania	—	6,540,806	—
Europe	—	32,057,650	—
North America	96,038,751	—	—
Investment Company	15	—	—
Total	$96,038,766	$48,597,259	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSAM waived $930 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs did not retain any portion of the sales charges or CDSC for this fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Effective July 28, 2017, the annual

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

rates were amended for Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets, and for Class R6 Shares to 0.03% of average daily net assets.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.054%. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$930	$211,412	$212,342

G.  Line of Credit Facility — As of June 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $53 in brokerage commissions from portfolio transactions on behalf of the Fund.

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 72% of Class A, 49% of Class C and 100% of each of Class IR, Class R and Class R6 shares of the Fund, respectively.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Underlying Fund	Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$12,015	$139,205,005	$(139,217,005)	$15	$3,741

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were $192,056,411 and $49,471,986 respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016 the Fund’s timing differences on a tax basis was $(22,742).

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

6. TAX INFORMATION (continued)

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$144,946,698
Gross unrealized gain	3,356,845
Gross unrealized loss	(3,667,518)
Net unrealized loss	$(310,673)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	989	$10,000	2,502	$25,015
Reinvestment of distributions	41	433	45	454
Shares redeemed	—	—	(1)	(10)
	1,030	10,433	2,546	25,459
Class C Shares
Shares sold	—	—	5,068	50,409
Reinvestment of distributions	42	437	70	691
Shares redeemed	—	—	(1)	(10)
	42	437	5,137	51,090
Institutional Shares
Shares sold	13,786,947	146,417,403	287,969	2,880,011
Reinvestment of distributions	147,913	1,561,897	5,808	58,387
Shares redeemed	(297,450)	(3,200,000)	(1)	(10)
	13,637,410	144,779,300	293,776	2,938,388
Class IR Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	33	342	48	486
Shares redeemed	—	—	(1)	(10)
	33	342	2,548	25,486
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	26	278	42	420
Shares redeemed	—	—	(1)	(10)
	26	278	2,542	25,420
Class R6 Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	34	364	51	510
Shares redeemed	—	—	(1)	(10)
	34	364	2,551	25,510
NET INCREASE	13,638,575	$144,791,154	309,100	$3,091,353

(a)	Commenced operations on June 27, 2016.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017, through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17**
Class A
Actual	$1,000.00	$1,080.10		$7.17
Hypothetical 5% return	1,000.00	1,017.90	+	6.95
Class C
Actual	1,000.00	1,076.40		11.02
Hypothetical 5% return	1,000.00	1,014.18	+	10.69
Institutional
Actual	1,000.00	1,082.10		5.11
Hypothetical 5% return	1,000.00	1,019.89	+	4.96
Class IR
Actual	1,000.00	1,081.30		5.88
Hypothetical 5% return	1,000.00	1,019.14	+	5.71
Class R
Actual	1,000.00	1,078.80		8.45
Hypothetical 5% return	1,000.00	1,016.66	+	8.20
Class R6
Actual	1,000.00	1,082.20		5.01
Hypothetical 5% return	1,000.00	1,019.98	+	4.86

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Class IR	Class R	Class R6
1.39%	2.14%	0.99%	1.14%	1.64%	0.97%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Fund had launched on June 27, 2016 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.90%
Next $1 billion	0.81
Next $3 billion	0.77
Next $3 billion	0.75
Over $8 billion	0.74

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

28

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

∎	Financial Square FundsSM
∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 100876-TMPL-08/2017-591292 GBLINFRASAR-17/172

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Long Short Fund

Goldman Sachs Long Short Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT FUND

What Differentiates Goldman Sachs’ Long Short Fund Investment Process?

The Goldman Sachs Long Short Fund seeks long-term growth of capital. We pursue potentially attractive risk-adjusted returns through stock selection, market insights, and risk management. Investment ideas are generated from the deep industry knowledge of the GS Investment Strategies (“GSIS”) team and the top-down views of the team’s leadership. Deep fundamental bottom-up research is at the core of every investment in the Fund. Our team-based and opportunistic approach seeks to drive allocations to attractive investment opportunities.

∎	The Fund pursues high conviction investments in global equity markets, focusing on North America and Europe. Investment ideas are generated through fundamental, bottom-up research, and generally based on secular changes that will positively or negatively impact companies.

∎	We seek to identify idiosyncratic investments with asymmetric risk/return profiles and identifiable catalysts.

∎	The Fund actively hedges the portfolio’s long positions against security specific and sector risk. We also dynamically adjusts the Fund’s exposure to the broad equity markets, seeking to be less exposed to broader equity market moves.

∎	Our investment team has a long history extending back four decades and has managed a global long/short strategy since 2008. The team has a global footprint with offices in New York, London, Hong Kong, Tokyo and Bengalaru.

GS Investment Strategies, LLC, the investment manager of the Fund, is a US-registered investment adviser and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Fund

Investment Objective And Principal Strategy

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Investment Strategies (“GSIS”) Team (the “Team”) discusses the Goldman Sachs Long Short Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated cumulative total returns of -0.81%, -1.18%, -0.69%, -0.70% and -0.94%, respectively. These returns compare to the 0.49% cumulative total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Overall, the global equity markets experienced continued momentum during the Reporting Period. The MSCI World Index® (with dividends reinvested), representing global equity markets, posted a return of 10.66%, and the S&P 500® Index (with dividends reinvested), representing U.S. equities, gained 9.34%. The rally in technology shares during the Reporting Period was particularly notable, with the NASDAQ Composite Index up 14.07%. Equity markets in the U.S. generally maintained their post-U.S. elections rally on hopes the new Administration would be successful in implementing regulatory reform, including an overhaul of the Affordable Care Act. U.S. unemployment showed traction, with more than one million non-farm jobs created in 2017 year-to-date through June 30, and the unemployment rate reaching near post-financial crisis lows of 4.4% as of June 2017. International equity markets also performed well. Japanese equity markets, as represented by the Nikkei 225 Index, were up 8.81%, while the yen strengthened during the Reporting Period. In Europe, the Euro Stoxx 50 gained 13.19% during the Reporting Period. Emerging equity markets were especially strong, as measured by the 18.43% return of the MSCI Emerging Markets Index for the Reporting Period. (All returns are in U.S. dollar terms.) At the same time, market volatility, as measured by the CBOE Volatility Index (VIX) reached near all-time lows. The decline in volatility provided some challenges for many long/short hedge funds seeking to generate alpha due to sector rotations, political surprises, shifts in investor sentiment and other factors. (Alpha is defined as a measure of performance on a risk-adjusted basis or the differential in the return from the Fund’s benchmark.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	In seeking to achieve its investment objective, the Fund primarily takes long and/or short positions in the global equity markets, with a focus on securities listed on North American and European exchanges. The Fund may also invest in global fixed income, commodity and currency instruments. The Team employs an opportunistic investment approach and pursues asymmetric risk-reward opportunities, which are those that the Team believes have a greater potential for gains than losses. While the Fund will not be limited to any predetermined investment strategies, the Fund will primarily employ long/short equity and event driven investment strategies.

The Fund generated negative absolute returns for the Reporting Period overall. From a portfolio construction

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PORTFOLIO RESULTS

perspective, we were concerned during the Reporting Period about equity market valuations and macro risks we saw on the horizon, including potential political gridlock in Washington, D.C., the pace of U.S. interest rate hikes, the implementation of Brexit in the U.K. and economic growth in China. We have been managing the Fund’s market exposures given these concerns. However, reflecting on the Fund’s performance during the Reporting Period, managing the Fund’s portfolio with low net exposures and using options to hedge the Fund’s exposures has clearly been costly to its returns, as volatility virtually collapsed during the first half of 2017. (Net exposure is the percentage difference between a fund’s long and short exposure. Net exposure is a measure of the extent to which a fund’s trading book is exposed to market fluctuations.)

For the Reporting Period overall, long positions in equities contributed positively to Fund results, while short positions in equities detracted from Fund results. Several of the Fund’s positions had an event-driven component to them. During the Reporting Period, the Fund made no investments in fixed income and commodity instruments. The Fund used currency instruments to manage foreign currency risk.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance were long positions in the financials, telecommunication services and industrials sectors. The sectors that contributed most positively to the Fund’s results during the Reporting Period were long positions in information technology, materials and health care. Security selection was the main driver of performance across the sector spectrum.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s results were our strategies in European index and volatility positions and long positions in biotechnology company The Medicines Company and semiconductor company Qorvo.

The Fund’s European index and volatility strategies contained call option positions on European market indices, which we had initiated in the Fund during the fourth quarter of 2016. We held the view that implied volatility in European markets was generally inexpensive compared to the potential market movements that might arise following the Italian referendum vote in early December 2016. We felt the referendum was an overhang on the European equity markets and that most outcomes would not lead to a significant tail risk outcome that some had feared. (Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Tail risks include events that have a small probability of occurring and occur at the ends of a normal distribution curve.) After the referendum, European equity markets rallied, and we used the opportunity to lock in profits on part of the Fund’s position in late December 2016, covering the initial cost of the investments. We continued to hold this strategy in January 2017, with the view that the European markets would continue to perform well. During January 2017, however, European indices realized quite low volatility and underperformed other regions. Indeed, the Euro Stoxx 50 declined 1.8% during the month. We thus crystallized a loss during the first quarter of 2017. We since exited the Fund’s position with the expiration of the options during the month of January, but the position proved to be a significant detractor for the Reporting Period overall.

We initiated a long position in The Medicines Company in early February 2017. This biotechnology company has three major pipeline products—cholesterol lowering Inclisiran, antibiotic Carbavance and sedative ABP 700. We believe Inclisiran and Carbavance have especially strong potential that the company could seek to monetize this calendar year through a partnership or sale of Inclisiran and a spin-off of Carbavance along with other antibiotic products. Since we initiated the Fund position, the company’s management publicly stated that it is evaluating all strategic options, including a complete sale of the company and is in conversations with multiple large pharmaceutical companies. However, during the Reporting Period, The Medicines Company saw its share price decline significantly on a lower market expectation that it could be sold in whole or in parts within the near term. At the end of the Reporting Period, we believed its depressed valuation should be temporary and that the company remains open to all strategic options. Indeed, we believe all the ingredients were present at the end of the Reporting Period for a favorable ultimate outcome: 1) a strong portfolio of assets; 2) multiple potentially interested parties; 3) what we consider to be a savvy management team; 4) significant stock ownership by activist investors; and 5) a supportive and experienced board, several members of which have extensive relationships and histories with large pharmaceutical companies.

Qorvo, a long position newly established for the Fund during the second quarter of 2017, is a leading supplier of radio frequency (“RF”) front-end components primarily for

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PORTFOLIO RESULTS

smartphones as well as for defense, communications and infrastructure applications. (In a radio receiver circuit, the RF front end is a generic term for all the circuitry between the antenna up to and including the mixer stage. It consists of all the components in the receiver that process the signal at the original income RF before it is converted to a lower intermediate frequency.) We believe RF is potentially one of the most attractive industries within the semiconductor space today, given robust secular growth and a consolidated industry structure. To meet persistent demand for better cellular performance, the RF front end has become a focus area for investment, as the most significant performance advancements currently can only be solved with increasingly complex RF front ends. Against this favorable long-term outlook, we believe Qorvo has an opportunity to grow meaningfully. We believe a big part of this upside potential may be driven by, among other opportunities, content gains in the 2018 Apple iPhone related to its move to more complex antenna systems. In addition, we believe Qorvo is well positioned with Chinese smartphone original equipment manufacturers, as vendors accelerate their adoption of more complex RF. We further believe Qorvo could experience gross margin expansion as it continues to achieve manufacturing efficiencies. Finally, Qorvo’s infrastructure and defense products business, representing approximately 20% of its total revenue, is a leading global supplier of RF solutions. Its business benefits from double-digit revenue growth, high gross margins and low capital intensity. While Qorvo detracted from the Fund’s results during the Reporting Period, primarily due to timing of the Fund purchase, we remain positive about its prospects given what we view as strong secular trends and our differentiated views on its value and asymmetric risk/return profile.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most from long positions in Switzerland-based pharmaceutical company Actelion and U.S. semiconductor company Broadcom.

During the Reporting Period, Actelion’s shares rose significantly on the announcement and then completion of its being acquired by Johnson & Johnson. On January 26, 2017, Johnson & Johnson announced the acquisition of Actelion for $280 per share, a 23% premium to the closing price the day prior and a 77% premium to the unaffected share price on November 24, 2016. Actelion was the market leader for pulmonary arterial hypertension, a rare, chronic disease characterized by abnormally high blood pressure in the arteries connecting the heart to the lungs. We had started researching Actelion in late 2016 as a merger arbitrage position. We acquired the Fund’s initial position in November 2016 and had an opportunity to increase the Fund’s investment in early 2017.

Broadcom’s shares rose significantly during the Reporting Period. The market showed increased enthusiasm for Broadcom during the Reporting Period given its high quality, diversified core franchises, a path for steady cash returns (i.e. a 1.7% dividend yield), and a valuation discount to semiconductor peers on a price/earnings basis. We believe these characteristics helped drive interest from long-term and/or yield-seeking investors and away from their trading-oriented/event driven counterparts. This rotation of investor base likely drove lower trading volatility in Broadcom’s stock, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps, currency forwards and equivalents, futures and forward contracts and options. Total return swaps were used to gain exposure in a tax-efficient manner to specific securities or a broad market that may be difficult to access. Currency forwards and equivalents were used to gain exposure to specific currencies or to hedge against currency risk. Futures and forward contracts were used primarily for hedging purposes or to gain exposure to specific securities, indices, sectors and geographies. Options were used primarily for hedging purposes either at a strategy level or portfolio level and to gain exposure to specific securities and indices synthetically. The use of total return swaps, listed equity options, currency forwards and equivalents and futures detracted from performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to those purchases already mentioned, we initiated a position in Adobe Systems, a leading digital content and digital market software provider. It is known for its flagship brands, including Photoshop, Acrobat, Flash and Dreamweaver. In our view, the company benefits from a strong competitive moat in its core creative cloud business and has been leveraging it to grow market share in digital marketing. While historically Adobe Systems operated as a premium solution provider to the enterprise market, its transition to a subscription model has helped the company significantly expand its total addressable market. We like the company for several reasons. First, in our view, Adobe

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PORTFOLIO RESULTS

Systems has become the de facto standard for creative design in the enterprise market and is poised to grow market share in the small and medium-sized business market and the consumer segment. Second, the company has the potential to increase pricing and focus on cross-selling and upselling opportunities. Third, we believe the digital marketing cloud is an underappreciated asset with strong tailwind potential from industry growth. Fourth, Adobe Systems has room for margin expansion. And finally, we view Adobe Systems as being central to a low turnover business with high barriers to switching and high recurring revenues.

Conversely, two of the Fund’s larger special situations positions—Actelion, mentioned earlier, and Syngenta, were eliminated from its portfolio during the Reporting Period due to acquisitions. As indicated, Actelion was acquired by Johnson & Johnson in June 2017, and Syngenta was acquired by ChemChina in May 2017. Both of these positions contributed positively to the Fund’s results during the Reporting Period. Also, during the Reporting Period, we exited a special situations position in Rite Aid. In June 2017, Walgreens called off its long-planned merger with Rite Aid after the deal came under scrutiny by antitrust authorities. It was announced instead that Walgreens would acquire more than 2,100 stores from Rite Aid for $5.2 billion. We decided to exit the Fund’s position leading up to this announcement. Rite Aid detracted from the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Due both to active management decisions and stock appreciation or depreciation, the Fund’s long exposure to the healthcare and information technology sectors increased and its exposure to the consumer discretionary, materials, real estate and telecommunication services sectors decreased during the Reporting Period. The Fund’s regional exposures are driven by stock selection rather than by any top-down analysis of macro market conditions.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of June 2017, the Fund had its greatest exposure, based on long market value, to the investment companies, information technology, health care and materials sectors. (Long market value is the current market value of stocks held (i.e. having a long position) in an account, calculated on a daily basis.) The Fund had its lowest exposure, based on long market value, to the energy, consumer discretionary and financial sectors and had no exposure at all on June 30, 2017 to the industrials, real estate and telecommunication services sectors.

By region, the Fund had its greatest exposure, based on long market value, to the Americas, followed at some distance by the EMEA region and Asia as of June 30, 2017.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Since the time of the 2009 global financial crisis and the subsequent accommodative stance taken by central banks globally, the global equity markets have, overall, demonstrated robust growth, reaching new highs for many equity market indices. Companies have benefited from an era of low interest rates, which has also supported equity market valuations. At the end of the Reporting Period, we were generally cautious that the period of prolonged low interest rates is nearing an end, which, in our view, will have implications on equity market valuations. We were also focused at the end of the Reporting Period on other potential risks on the horizon, including gridlock in Washington D.C., slowing of the Chinese economy and political events in Europe. We believe equity markets were generally fully valued and expensive in their historical context at the end of June 2017, which may limit their upside potential.

Given this view, we are broadly focusing our energies on areas where we believe we have the greatest opportunity to create alpha, or added value, such as special situations opportunities and positions that require a deep level of fundamental research. On the short side, we are seeking to increase the number of single-stock short positions in the Fund’s portfolio and believe the era of low interest rates had led to mal-investment across various sectors and industries. As such, we are particularly exploring short opportunities within the real estate sector, including lodging and office properties. Further, we intend to manage the Fund’s portfolio with low net exposure to limit the directional exposure to the equity markets. (Directional exposure can mean a basic strategy of going long if the market or security is perceived as heading higher, or taking short positions if the direction is downward.) Our use of options to hedge risks during the Reporting Period was costly, as it was one of the lowest volatility quarters in history. Given that we are uncertain of when this low volatility environment could change, we have reduced our use of options within the Fund and have been managing its net exposure.

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PORTFOLIO RESULTS

While the performance of the Fund during the Reporting Period was certainly disappointing, it is important to highlight that our investment philosophy is centered on building and preserving capital over the long term. In the long history of managing our equity long/short strategy, our team has navigated through similarly challenging periods, and we subsequently recovered from these drawdowns within a reasonable time span.

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PORTFOLIO RESULTS

Index Definitions

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest in an unmanaged index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. It is not possible to invest in an unmanaged index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest in an unmanaged index.

The EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. It is not possible to invest in an unmanaged index.

The Nikkei 225® Index is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange. It is not possible to invest in an unmanaged index.

The Nasdaq Composite Index is the market capitalization-weighted index of approximately 3,000 common equities listed on the Nasdaq stock exchange. It is not possible to invest in an unmanaged index.

The CBOE Volatility Index® (VIX® Index) is a leading measure of market expectations of near-term volatility conveyed by S&P® 500 Index (SPX) option prices. It is not possible to invest in an unmanaged index.

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FUND BASICS

Goldman Sachs Long Short Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three- Month LIBOR Constant Maturity Index[2]
Class A	-0.81%	0.49%
Class C	-1.18	0.49
Institutional	-0.69	0.49
Class IR	-0.70	0.49
Class R	-0.94	0.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses, or taxes. It is not possible to invest in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Class A	-4.16%	-7.48%	9/30/2014
Class C	-0.40	-6.28	9/30/2014
Institutional	1.66	-5.22	9/30/2014
Class IR	1.54	-5.35	9/30/2014
Class R	1.08	-5.83	9/30/2014

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the contingent deferred sales charge for Class C Shares (1.00% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratios (current)	Gross Expense Ratios (before waiver)
Class A	3.33%	3.98%
Class C	4.08	4.73
Institutional	2.93	3.58
Class IR	3.08	3.73
Class R	3.58	4.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/17[5]
Holding	% of Net Assets	Line of Business
Broadcom Ltd.	11.2%	Semiconductors & Semiconductor Equipment
Qorvo, Inc.	5.6	Semiconductors & Semiconductor Equipment
Apple, Inc.	5.3	Technology Hardware, Storage & Peripherals
Dentsply Sirona, Inc.	5.1	Health Care Equipment & Supplies
Alere, Inc.	5.1	Health Care Equipment & Supplies
Reynolds American, Inc.	4.7	Tobacco
The Medicines Co.	4.4	Pharmaceuticals
PTC, Inc.	3.8	Software
Monsanto Co.	3.1	Chemicals
Quintiles IMS Holdings, Inc.	2.8	Life Sciences Tools & Services

[5]	The top 10 holdings do not include the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments and may not be representative of the Fund’s future Investments.

9

FUND BASICS

FUND COMPOSITION – LONG EXPOSURE[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Long Equity Investments. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s long investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

FUND BASICS

FUND COMPOSITION – SHORT EXPOSURE[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Short Equity Investments.

11

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 78.3%
Banks – 1.7%
62,560	CaixaBank SA	$299,060
29,723	UniCredit SpA*	556,749

		855,809

Biotechnology*(a) – 2.3%
18,963	Spark Therapeutics, Inc.	1,132,850

Chemicals(a) – 3.1%
13,022	Monsanto Co.	1,541,284

Containers & Packaging*(a) – 2.5%
21,270	Berry Global Group, Inc.	1,212,603

Health Care Equipment & Supplies(a) – 10.2%
50,169	Alere, Inc.*	2,517,982
39,152	Dentsply Sirona, Inc.	2,538,616

		5,056,598

Health Care Providers & Services – 2.4%
12,950	DaVita, Inc.*	838,642
1,473	Humana, Inc.	354,433

		1,193,075

Insurance – 2.3%
31,375	NN Group NV	1,113,280

Internet & Direct Marketing Retail* – 0.8%
402	Amazon.com, Inc.	389,136

Internet Software & Services* – 2.2%
2,148	Alibaba Group Holding Ltd. ADR	302,653
265	Alphabet, Inc. Class A	246,365
238	Alphabet, Inc. Class C	216,278
1,949	Facebook, Inc. Class A	294,260

		1,059,556

Life Sciences Tools & Services* – 4.8%
11,598	PAREXEL International Corp.	1,007,982
15,216	Quintiles IMS Holdings, Inc.(a)	1,361,832

		2,369,814

Media – 1.9%
9,472	Time Warner, Inc.	951,083

Oil, Gas & Consumable Fuels – 2.0%
32,340	The Williams Cos., Inc.	979,255

Pharmaceuticals* – 6.5%
30,554	Akorn, Inc.	1,024,781
58,003	The Medicines Co.(a)	2,204,694

		3,229,475

Semiconductors & Semiconductor Equipment – 16.8%
23,827	Broadcom Ltd.(a)	5,552,882
43,656	Qorvo, Inc.*	2,764,298

		8,317,180

Common Stocks – (continued)
Software – 8.8%
9,395	Adobe Systems, Inc.*(a)	1,328,829
14,016	Microsoft Corp.	966,123
34,400	PTC, Inc.*(a)	1,896,128
9,536	Snap, Inc. Class A*	169,454

		4,360,534

Technology Hardware, Storage & Peripherals(a) – 5.3%
18,108	Apple, Inc.	2,607,914

Tobacco(a) – 4.7%
36,015	Reynolds American, Inc.	2,342,416

TOTAL COMMON STOCKS
(Cost $34,724,581)		$38,711,862

Exchange Traded Fund – 0.8%
2,693	PowerShares QQQ Trust Series 1	$370,665
(Cost $369,614)

Shares	Distribution Rate	Value
Investment Company(b)(c) – 40.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,012,416	0.845%	$20,012,416
(Cost $20,012,416)

Contracts	Exercise Price	Expiration Date	Value

Option Contracts Purchased – 3.1%
Options on Equities – 3.1%
Bank of America Securities LLC Put – VanEck Vectors Semiconductor
539	$67.50	01/19/18	$102,980
Bank of America Securities LLC Put – Qorvo, Inc.
61	100.00	01/18/19	232,884
Citibank NA (London) Call – Bank of America Corp.
1,304	24.00	09/15/17	154,524
Citibank NA (London) Call – SPDR S&P Regional Banking ETF
395	53.00	09/15/17	135,287
Citibank NA (London) Put – Powershares QQQ Trust Series 1
54	140.00	07/21/17	17,901
Citibank NA (London) Put – S&P 500 Index
20	2,210.00	07/21/17	2,000
Deutsche Bank AG Call – ESTX Bank
1,153	135.00	09/15/17	223,873
Deutsche Bank AG Put – Technology Select Sector SPDR
288	55.00	12/15/17	72,288
Merrill Lynch International PLC Call – ESTX Bank
134	115.00	09/15/17	128,560

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Contracts	Exercise Price	Expiration Date	Value

Option Contracts Purchased – (continued)
Options on Equities – (continued)
Merrill Lynch International PLC Call – ESTX Bank
134	$130.00	09/15/17	$44,001
Merrill Lynch International PLC Call – Humana, Inc.
28	250.00	08/18/17	12,180
Merrill Lynch International PLC Call – Humana, Inc.
47	250.00	11/17/17	41,830
Merrill Lynch International PLC Call – Ishares Nasdaq Biotechnology ETF
33	320.00	08/18/17	18,315
Merrill Lynch International PLC Call – Ishares Russell 2000 ETF
49	140.00	07/21/17	9,555
Merrill Lynch International PLC Put – Technology Select Sector SPDR
365	56.00	07/21/17	54,567
Morgan Stanley & Co. International PLC Call – Microsoft Corp.
683	80.00	01/18/19	219,495
Morgan Stanley & Co. International PLC Put – Microsoft Corp.
113	55.00	01/19/18	9,605
UBS AG (London) Put – Powershares QQQ Trust Series 1
47	138.00	07/21/17	10,693
UBS AG (London) Call – Wells Fargo & Co.
263	55.00	10/20/17	66,276

TOTAL OPTION CONTRACTS PURCHASED – 3.1%
(Cost $1,663,311)			$1,556,814

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT – 122.6%
(Cost $56,769,922)			$60,651,757

Shares	Description	Value
Common Stocks Sold Short – (16.8)%
Banks – (1.1)%
4,652	Bank of America Corp.	$(112,858)
21,111	People’s United Financial, Inc.	(372,820)
525	Wells Fargo & Co.	(29,090)

		(514,768)

Capital Markets – (2.0)%
17,186	Deutsche Bank AG	(305,563)
4,222	T. Rowe Price Group, Inc.	(313,315)
8,010	The Charles Schwab Corp.	(344,110)

		(962,988)

Diversified Telecommunication Services – (1.0)%
13,071	AT&T, Inc.	(493,169)

Equity Real Estate Investment Trusts (REITs) – (2.8)%
868	AvalonBay Communities, Inc.	(166,804)
1,833	Equity Residential	(120,666)
40,365	Host Hotels & Resorts, Inc.	(737,469)
3,175	Realty Income Corp.	(175,196)
1,932	SL Green Realty Corp.	(204,406)

		(1,404,541)

Common Stocks Sold Short – (continued)
Health Care Providers & Services – (3.6)%
11,016	MEDNAX, Inc.*	(665,036)
17,800	Patterson Cos., Inc.	(835,710)
1,546	UnitedHealth Group, Inc.	(286,659)

		(1,787,405)

Insurance – (2.9)%
19,208	Assicurazioni Generali SpA	(317,051)
5,018	Cincinnati Financial Corp.	(363,554)
6,876	Great-West Lifeco, Inc.	(186,375)
4,361	W.R. Berkley Corp.	(301,650)
953	Zurich Insurance Group AG	(278,132)

		(1,446,762)

IT Services – (0.8)%
4,239	Global Payments, Inc.	(382,866)

Life Sciences Tools & Services* – (0.2)%
1,212	ICON PLC	(118,521)

Marine* – (2.4)%
17,794	Kirby Corp.	(1,189,529)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(8,063,995))		$(8,300,549)

Exchange Traded Funds Sold Short – (10.4)%
1,743	Health Care Select Sector SPDR Fund	$(138,115)
8,558	iShares Nasdaq Biotechnology ETF	(2,653,665)
8,014	iShares Russell 2000 ETF	(1,129,333)
7,367	Technology Select Sector SPDR Fund	(403,122)
10,193	VanEck Vectors Semiconductor ETF	(834,399)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(5,043,896))		$(5,158,634)

TOTAL SECURITIES SOLD SHORT – (27.2%)
(Cost $(13,107,891))		$(13,459,183)

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		2,288,672

NET ASSETS – 100.0%		$49,481,246

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $26,238,030, which represents approximately 53.0% of net assets as of June 30, 2017.
(b)	Represents an Affiliated Fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CAD	59,722	USD	45,199	$46,113	09/20/17	$914
	CHF	230,000	USD	238,440	241,115	09/20/17	2,675
	EUR	700,000	USD	793,900	802,949	09/20/17	9,049
	USD	141,530	HKD	1,100,000	141,206	09/20/17	324
TOTAL							$12,962

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	USD	45,038	CAD	60,000	$46,327	09/20/17	$(1,289)
	USD	1,352,766	CHF	1,305,284	1,368,366	09/20/17	(15,600)
	USD	5,555,801	EUR	4,936,802	5,662,853	09/20/17	(107,052)
	USD	1,279,400	GBP	997,194	1,302,066	09/20/17	(22,666)
TOTAL							$(146,607)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Nasdaq 100 E-Mini Index	(16)	September 2017	$(1,808,880)	$25,540
S&P 500 E-Mini Index	(102)	September 2017	(12,346,590)	82,813
TOTAL				$108,353

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Rates Received (Paid)(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	EUR	228	Airpax Electronic Shanghai Co. Ltd.	03/27/18	(0.300)%	$—	$(4,384)
	GBP	1,130	British American Tobacco PLC	07/19/18	(0.300)	—	(94,223)
		306	British Land Co. PLC	01/17/18	(0.300)	(1,474)	(3,792)
	EUR	963	ESTX Bank	09/20/17	(0.300)	—	(23,074)
		1,102	Klepierre	08/29/18	(0.300)	—	1,701
		478	Sanghar Sugar Mills Ltd.	11/13/18	(0.300)	—	15,286
TOTAL						$(1,474)	$(108,486)

(a)	The Fund pays/receives quarterly coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

WRITTEN OPTIONS CONTRACTS — At June 30, 2017 the Fund had following written options:

OPTIONS ON EQUITY CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Bank of America Securities LLC	Call - Broadcom Ltd.	206	01/19/18	$230	$(480,815)
Morgan Stanley & Co. International PLC	Call - Microsoft Corp.	1,047	01/19/18	80	(71,888)
TOTAL (Premium Received $311,097)		1,253			$(552,703)

For the period ended June 30, 2017, the Fund had the following written options activity:

	Contracts	Premiums Received
Contracts Outstanding December 31, 2016	126	$5,413
Contracts Written	7,756	880,380
Contracts Bought to Close	(2,718)	(250,051)
Contracts Expired	(2,411)	(92,606)
Contracts Assigned	(1,500)	(232,039)
Contracts Outstanding June 30, 2017	1,253	$311,097

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT FUND

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $36,757,506)	$40,639,341
Investments of affiliated issuers, at value (cost $20,012,416)	20,012,416
Cash	1,929,395
Foreign currencies, at value (cost $484,828)	486,797
Variation margin on certain derivative contracts	72,304
Unrealized gain on swap contracts	16,987
Unrealized gain on forward foreign currency exchange contracts	12,962
Receivables:
Collateral on certain derivative contracts(a)	1,869,144
Investments sold	1,472,025
Due from broker	66,894
Fund shares sold	374,948
Dividends	62,363
Reimbursement from investment adviser	33,127
Foreign tax reclaims	12,286
Other assets	245
Total assets	67,061,234

Liabilities:
Securities sold short, at value (proceeds received $13,107,891)	13,459,183
Written option contracts, at value (premium received $311,097)	552,703
Unrealized loss on forward foreign currency exchange contracts	146,607
Unrealized loss on swap contracts	125,473
Payables:
Investments purchased	2,937,365
Fund shares redeemed	97,569
Management fees	58,801
Dividend Payable on securities sold short	37,418
Distribution and Service fees and Transfer Agency fees	5,355
Upfront payments received on swap contracts	1,474
Accrued expenses	158,040
Total liabilities	17,579,988

Net Assets:
Paid-in capital	84,681,652
Net Investment loss	(251,153)
Accumulated net realized loss	(38,105,503)
Net unrealized gain	3,156,250
NET ASSETS	$49,481,246
Net Assets:
Class A	$2,366,478
Class C	2,315,981
Institutional	42,939,491
Class IR	1,838,104
Class R	21,192
Total Net Assets	$49,481,246
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	277,897
Class C	277,480
Institutional	4,997,187
Class IR	214,416
Class R	2,504
Net asset value, offering and redemption price per share:(b)
Class A	$8.52
Class C	8.35
Institutional	8.59
Class IR	8.57
Class R	8.46

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, swaps transactions and options transactions of $539,880, $708,651 and $620,613, respectively.
(b)	Maximum public offering price per share for Class A Shares is $9.02. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $16,024)	$421,646
Dividends — affiliated issuers	81,217
Interest	461
Total investment income	503,324

Expenses:
Management fees	439,437
Dividend expense on short positions	260,515
Brokerage fees	115,355
Custody, accounting and administrative services	77,506
Professional fees	56,129
Registration fees	31,237
Printing and mailing costs	24,080
Distribution and Service fees(a)	19,770
Transfer Agency fees(a)	17,926
Trustee fees	8,293
Interest expense	5,042
Other	4,940
Total expenses	1,060,230
Less — expense reductions	(215,776)
Net expenses	844,454
NET INVESTMENT LOSS	(341,130)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	938,055
Securities sold short	(2,025,792)
Futures contracts	(580,420)
Written options	157,124
Swap contracts	(10,612)
Forward foreign currency exchange contracts	(408,270)
Foreign currency transactions	(36,642)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,275,506
Securities sold short	1,015,634
Futures contracts	157,576
Written options	(241,034)
Swap contracts	(85,729)
Forward foreign currency exchange contracts	(50,793)
Foreign currency translation	976
Net realized and unrealized gain	105,579
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,551)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$5,378	$14,338	$54	$4,088	$2,724	$9,135	$1,959	$20

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment loss	$(341,130)	$(1,840,012)
Net realized loss	(1,966,557)	(6,262,505)
Net change in unrealized gain (loss)	2,072,136	(4,481,466)
Net decrease in net assets resulting from operations	(235,551)	(12,583,983)

From share transactions:
Proceeds from sales of shares	5,184,307	25,999,667
Cost of shares redeemed	(12,902,062)	(120,318,413)
Net decrease in net assets resulting from share transactions	(7,717,755)	(94,318,746)
TOTAL DECREASE	(7,953,306)	(106,902,729)

Net assets:
Beginning of period	57,434,552	164,337,281
End of period	$49,481,246	$57,434,552
Undistributed (distributions in excess of) net investment loss	$(251,153)	$89,977

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Cash Flows

For the Six Months Ended June 30, 2017 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(235,551)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(76,896,295)
Proceeds from sales of investments	70,425,165
Payments for closing purchases of securities sold short	(47,031,860)
Proceeds from sales of securities sold short	32,678,382
Purchases of short-term investments securities, net	21,735,441
Payment for options purchased	(5,987,704)
Proceeds from options sold	4,185,681
Proceeds from options written	748,189
Proceeds from swaps, net	(7,703)
Proceeds from corporate actions, net	1,181,266
(Increase) Decrease in Assets:
Variation margin on certain derivative contracts	(72,304)
Unrealized gain on swap contracts	(14,842)
Unrealized gain on forward foreign currency exchange contracts	19,167
Receivable for collateral on certain derivative contracts	(703,423)
Receivable for collateral on securities sold short	9,633,366
Receivable for due from broker	(66,894)
Receivable for investments sold	(1,472,025)
Receivable for reimbursement from investment adviser	(19,849)
Receivable for dividends and interest	(31,403)
Receivable for foreign tax reclaims	(8,992)
Other assets	(203)
Increase (Decrease) in Liabilities:
Unrealized loss on swaps contracts	100,571
Unrealized loss on forward foreign currency contracts	31,626
Payable for investments purchased	2,137,482
Payable for amounts owed to affiliates	(18,998)
Payable for dividend payable on securities sold short	21,226
Payable for collateral on certain derivative contracts	(220,000)
Accrued expenses	(8,121)
Net realized gain (loss) on:
Investments and securities sold short	1,087,737
Derivatives	(146,512)
Net change in unrealized gain (loss) on:
Investments and securities sold short	(2,291,140)
Derivatives	326,763
Net cash provided by operating activities	9,078,243

Net Cash used in financing activities:
Proceeds from sales of shares	4,844,295
Cost of shares redeemed	(13,229,781)
Net cash used in financing activities	(8,385,486)
NET INCREASE IN CASH	$692,757

Cash:
Beginning of period	1,723,435
End of period	$2,416,192
Supplemental disclosure
Cash paid for interest and related fees	5,042

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$8.59	$(0.07)	$— (d)	$(0.07)	$—	$—	$—
2017 - C	8.44	(0.10)	0.01	(0.09)	—	—	—
2017 - Institutional	8.65	(0.05)	(0.01)	(0.06)	—	—	—
2017 - IR	8.63	(0.06)	— (d)	(0.06)	—	—	—
2017 - R	8.54	(0.08)	— (d)	(0.08)	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	9.20	(0.19)	(0.42)	(0.61)	—	—	—
2016 - C	9.12	(0.24)	(0.44)	(0.68)	—	—	—
2016 - Institutional	9.23	(0.15)	(0.43)	(0.58)	—	—	—
2016 - IR	9.23	(0.17)	(0.43)	(0.60)	—	—	—
2016 - R	9.18	(0.20)	(0.44)	(0.64)	—	—	—
2015 - A	10.17	(0.18)	(0.77)	(0.95)	— (d)	(0.02)	(0.02)
2015 - C	10.15	(0.25)	(0.76)	(1.01)	—	(0.02)	(0.02)
2015 - Institutional	10.18	(0.13)	(0.78)	(0.91)	(0.02)	(0.02)	(0.04)
2015 - IR	10.18	(0.14)	(0.78)	(0.92)	(0.01)	(0.02)	(0.03)
2015 - R	10.16	(0.20)	(0.76)	(0.96)	—	(0.02)	(0.02)

FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced September 30, 2014)	10.00	(0.06)	0.23	0.17	—	—	—
2014 - C (Commenced September 30, 2014)	10.00	(0.07)	0.22	0.15	—	—	—
2014 - Institutional (Commenced September 30, 2014)	10.00	(0.04)	0.22	0.18	—	—	—
2014 - IR (Commenced September 30, 2014)	10.00	(0.05)	0.23	0.18	—	—	—
2014 - R (Commenced September 30, 2014)	10.00	(0.05)	0.21	0.16	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Amount has been revised to exclude prime brokerage expenses relating to short sales.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.52	(0.81)%	$2,366	3.34	%(e)	2.00	%(e)	4.10	%(e)	2.76	%(e)	(1.67	)%(e)	183%
8.35	(1.18)	2,316	4.11	(e)	2.74	(e)	4.89	(e)	3.52	(e)	(2.35	)(e)	183
8.59	(0.69)	42,939	2.98	(e)	1.59	(e)	3.77	(e)	2.38	(e)	(1.13	)(e)	183
8.57	(0.70)	1,838	3.15	(e)	1.74	(e)	3.93	(e)	2.52	(e)	(1.31	)(e)	183
8.46	(0.94)	21	3.64	(e)	2.24	(e)	4.43	(e)	3.03	(e)	(1.75	)(e)	183

8.59	(6.61)	5,687	3.45		2.06		3.81		2.42		(2.16)		403
8.44	(7.33)	3,285	4.31		2.81		4.73		3.23		(2.78)		403
8.65	(6.27)	46,497	3.10		1.66		3.49		2.05		(1.69)		403
8.63	(6.48)	1,943	3.22		1.81		3.59		2.18		(1.91)		403
8.54	(6.95)	21	3.88		2.31		4.32		2.75		(2.38)		403
9.20	(9.32)	20,235	2.93		2.10	(f)	3.25		2.42	(f)	(1.82)		468
9.12	(9.99)	5,620	3.70		2.85	(f)	4.01		3.16	(f)	(2.58)		468
9.23	(8.93)	129,206	2.44		1.71	(f)	2.94		2.21	(f)	(1.33)		468
9.23	(9.06)	9,254	2.65		1.86	(f)	2.99		2.20	(f)	(1.43)		468
9.18	(9.49)	23	3.00		2.37	(f)	3.67		3.04	(f)	(1.94)		468

10.17	1.70	543	3.43	(e)	2.14	(e)(f)	5.58	(e)	4.29	(e)(f)	(2.40	)(e)	118
10.15	1.50	62	3.79	(e)	2.88	(e)(f)	5.64	(e)	4.73	(e)(f)	(2.87	)(e)	118
10.18	1.80	52,328	2.18	(e)	1.75	(e)(f)	3.74	(e)	3.31	(e)(f)	(1.47	)(e)	118
10.18	1.80	82	2.71	(e)	1.90	(e)(f)	4.50	(e)	3.69	(e)(f)	(1.77	)(e)	118
10.16	1.60	25	2.82	(e)	2.39	(e)(f)	4.38	(e)	3.95	(e)(f)	(2.11	)(e)	118

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

GS Investment Strategies, LLC (“GSIS”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net realized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS LONG SHORT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSIS’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSIS to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments
Asia	$302,653	$—	$—
Europe	—	1,969,089	—
North America	36,440,120	—	—
Exchange Traded Fund	370,665	—	—
Investment Company	20,012,416	—	—
Total	$57,125,854	$1,969,089	$—
Liabilities(a)
Common Stocks Sold Short
Europe	$(118,521)	$(900,746)	$—
North America	(7,281,282)	—	—
Exchange Traded Funds Sold Short	(5,158,634)	—	—
Total	$(12,558,437)	$(900,746)	$—

Derivative Type
Assets
Options Purchased	$1,001,455	$555,359	$—
Forward Foreign Currency Exchange Contracts(b)	—	12,962	—
Futures Contracts(b)	108,353	—	—
Total Return Swap Contracts(b)	—	16,987	—
Total	$1,109,808	$585,308	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(146,607)	$—
Total Return Swap Contracts(b)	—	(125,473)	—
Written Options Contracts	(32,844)	(519,859)	—
Total	$(32,844)	$(791,939)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Investments, at value	$1,682,154	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(678,176)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	12,962	Payable for unrealized loss on forward foreign currency exchange contracts	$(146,607)
Total		$1,695,116		$(824,783)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(3,207,059)	$(820,608)	104
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(408,270)	(50,793)	27
Total		$(3,615,329)	$(871,401)	131

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2017:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$335,864	$—	$—	$335,864	$—	$—	$(480,815)	$(480,815)	$(144,951)	$144,951	$—
Credit Suisse International (London)	—	16,987	—	16,987	(125,473)	—	—	(125,473)	(108,486)	108,486	—
Morgan Stanley & Co. International PLC	219,495	—	12,962	232,457	—	(146,607)	(39,044)	(185,651)	46,806	—	46,806
Total	$555,359	$16,987	$12,962	$585,308	$(125,473)	$(146,607)	$(519,859)	$(791,939)	$(206,631)	$253,437	$46,806
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSIS manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSIS is entitled to a management fee, accrued daily

GOLDMAN SACHS LONG SHORT FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended June 30, 2017, contractual and effective net management fees with GSIS were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate	Effective Net Management Rate(1)
1.60%	1.44%	1.37%	1.34%	1.60%	1.46%

(1)	GSIS agreed to waive a portion of its management fee rates, set forth in the Fund’s most recent prospectus. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. Effective April 28, 2017, GSIS agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 1.46%. This waiver will be effective through at least April 28, 2018, and prior to such date GSIS may not terminate this arrangement without approval of the Trustees. Prior to April 28, 2017, the Effective Net Management Rate was 1.60%.

The Fund invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSIS has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2017, GSIS waived $22,995 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service (12b-1) Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs advised that it retained $72 of Class A Shares.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective July 28, 2017, the annual rates were amended for Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSIS has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSIS for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. Prior to April 28, 2017, the Other Expense limitation was 0.114%. The Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSIS may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$35,997	$179,779	$215,776

G.  Line of Credit Facility — As of June 30, 2017 the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $2,544, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund, respectively.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended June 30, 2017:

Underlying Fund	Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$41,747,857	$58,727,298	$(80,462,739)	$20,012,416	$81,217

As of June 30, 2017, The Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 54% and 100% of Institutional and Class R Shares, respectively, of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017 were $77,354,934 and $70,995,471, respectively.

GOLDMAN SACHS LONG SHORT FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2016, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(28,287,822)
Perpetual Long-term	(4,701,964)
Total capital loss carryforwards	$(32,989,786)
Timing differences (Post October Loss Deferral and Straddle Loss Deferral)	$(878,896)

As of June 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$61,848,605
Gross unrealized gain	4,998,582
Gross unrealized loss	(3,612,417)
Net unrealized security gain	$1,386,165

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market on foreign currency contracts and differences in the treatment of swap transactions and underlying fund investments.

GSIS has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, it may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS LONG SHORT FUND

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSIS believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSIS has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,019	$87,305	367,388	$3,200,184
Shares redeemed	(394,548)	(3,416,022)	(1,903,802)	(16,166,775)
	(384,529)	(3,328,717)	(1,536,414)	(12,966,591)
Class C Shares
Shares sold	35,145	300,404	112,534	981,495
Shares redeemed	(146,711)	(1,250,286)	(339,410)	(2,868,775)
	(111,566)	(949,882)	(226,876)	(1,887,280)
Institutional Shares
Shares sold	450,318	3,930,475	1,727,293	15,130,395
Shares redeemed	(831,610)	(7,273,021)	(10,342,887)	(88,298,881)
	(381,292)	(3,342,546)	(8,615,594)	(73,168,486)
Class IR Shares
Shares sold	99,071	866,123	741,054	6,687,593
Shares redeemed	(109,819)	(962,733)	(1,518,302)	(12,983,982)
	(10,748)	(96,610)	(777,248)	(6,296,389)
Class R Shares
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
NET DECREASE	(888,135)	$(7,717,755)	(11,156,132)	$(94,318,746)

GOLDMAN SACHS LONG SHORT FUND

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2016, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Fund
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17		Expenses Paid for the 6 months ended 6/30/17*
Class A
Actual	$1,000.00	$991.90		$16.50
Hypothetical 5% return	1,000.00	1,008.23	+	16.63
Class C
Actual	1,000.00	988.20		20.26
Hypothetical 5% return	1,000.00	1,004.41	+	20.43
Institutional
Actual	1,000.00	993.10		14.73
Hypothetical 5% return	1,000.00	1,010.02	+	14.85
Class IR
Actual	1,000.00	993.00		15.57
Hypothetical 5% return	1,000.00	1,009.17	+	15.69
Class R
Actual	1,000.00	990.60		17.97
Hypothetical 5% return	1,000.00	1,006.74	+	18.11

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Class IR	Class R
Long Short Fund+	3.34%	4.11%	2.98%	3.15%	3.64%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with GS Investment Strategies, LLC (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;

(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

(e)	fee and expense information for the Fund, including:

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	the Fund’s expense trends over time; and

(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Long Short Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group, had outperformed the Fund’s benchmark index, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

38

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	1.60%
Next $3 billion	1.44
Next $3 billion	1.37
Over $8 billion	1.34

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

39

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]
∎	Investor FundsSM
∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GS INVESTMENT STRATEGIES, LLC Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Goldman Sachs does not provide legal, tax or accounting advice to its clients. All investors are strongly urged to consult with their legal, tax, or accounting advisors regarding any potential transactions or investments. There is no assurance that the tax status or treatment of a proposed transaction or investment will continue in the future. Tax treatment or status may be changed by law or government action in the future or on a retroactive basis.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 100844-TMPL-08/2017-589867 LONGSHSAR-17 / 475

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including real estate investment trusts (“REITs”), on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

1

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 3.06%, 2.70%, 3.25%, 3.28%, 2.94% and 3.26%, respectively. These returns compare to the 5.37% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, gained 5.37%.

During the Reporting Period, Singapore and Hong Kong were the top performing markets, while Japan was the only country to post a negative absolute return. In Singapore, property sale launches were met with a strong homebuyer response, while loosening government austerity measures prompted further share price recovery. The Hong Kong property market rebounded on the back of mounting consumer spending and higher confidence in the Chinese yuan. As concern about rising U.S. interest rates began to wane, pent-up demand drove increases in prices, sales volumes and market sentiment in the Hong Kong real estate market. The Japan real estate market, on the other hand, reversed its strong 2016 performance during the Reporting Period, as investors expressed concern about a strengthening yen and looming supply risk in the Tokyo office market.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the FTSE Index during the Reporting Period. Stock selection in the U.S. detracted most. Stock selection in Canada and having a neutral allocation to Hong Kong, which significantly outpaced the FTSE Index during the Reporting Period, also hurt. Offsetting these detractors was the positive contribution of having an overweighted allocation to continental Europe, which notably outperformed the FTSE Index during the Reporting Period. Stock selection in Singapore and the U.K. added value as well.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Brixmor Property Group, an owner of grocery-anchored community shopping centers, was the top detractor from the Fund’s results during the Reporting Period. We believe Brixmor Property Group’s underperformance of the FTSE Index during the Reporting Period was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as on the company’s portfolio of assets. In our view, fundamentals in the industry remain healthy, as supply, relative to historical levels is low and demand continues to be strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

DDR, an owner of shopping centers in the U.S. and Puerto Rico, was also a top detractor from the Fund’s returns during the Reporting Period. As with Brixmor Property Group, we

2

PORTFOLIO RESULTS

believe the majority of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. Despite DDR’s underperformance of the FTSE Index during the Reporting Period, we believe the company’s fundamentals remain healthy and its high quality tenant base provides DDR with an advantage relative to its peers. At the end of the Reporting Period, we maintained a high level of conviction in DDR’s new management team and its extensive experience and deep relationships in the strip mall/power center space.

RLJ Lodging Trust, a U.S. hotel REIT, detracted from the Fund’s performance during the Reporting Period. Its stock performed strongly from the time of the U.S. elections through the end of 2016, significantly outperforming the broader FTSE Index. Its industry revenue per available room (“RevPAR”) metric exceeded market expectations at the end of 2016, as investors took a more positive view on the economy due to the possibility of tax reforms, deregulation and a more pro-business U.S. Administration. However, the stock underperformed the FTSE Index during the Reporting Period given that its valuation already reflected a large degree of positive sentiment shift, especially ahead of earnings, as investors waited to hear forward guidance and any commentary on fundamentals. At the end of the Reporting Period, we continued to like RLJ Lodging Trust’s focus on select-service hotels, which have higher margins and free cash flow yields compared to full-service peers, as well as what we view as its attractive valuation and strong balance sheet.

Q	What were some of the Fund’s best-performing individual holdings?

A	CyrusOne, an owner, operator and developer of data center properties, was the top positive contributor to the Fund’s returns during the Reporting Period. Shares of the company rallied, as positive commentary from industry peers reduced concerns about a slowdown in the sector and all signs indicated that cloud-based technology continued to gain momentum. At the end of the Reporting Period, we continued to believe that the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies are meaningful competitive advantages and that the stock remained attractively valued on a relative basis given its growth profile and backlog over the next several years.

Vonovia, the largest residential landlord in Germany, was also a top positive contributor to the Fund’s relative results during the Reporting Period. The company benefited from improvement in its assets portfolio through the disposal of non-core assets and its management’s focus on innovation and efficiency. At the end of the Reporting Period, we remained constructive on the company’s ability to quickly integrate acquisitions as well as on encouraging rental growth.

City Developments, a Singapore-based diversified real estate developer in the business of condominium development, hotel ownership and office landlord, contributed positively to the Fund’s performance during the Reporting Period. The company saw its share price rise primarily on the consensus expectation that the Singapore government’s austerity on the economy and housing cooling measures may be loosened. At the end of the Reporting Period, we continued to view City Developments favorably due to what we considered to be its sound management team and quality portfolio of assets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Hudson Pacific Properties, an owner of office properties across the U.S.’ west coast. The company has exposure to what we consider to be some of the best markets in the U.S., characterized by high job growth and relatively low supply. In our view, Hudson Pacific Properties’ internal growth has the potential to drive higher earnings through both lease-up and positive mark-to-market on rental rates. (Lease-up is the time period for a newly available property to attract tenants and reach stabilized occupancy. Mark to market refers to accounting for the fair value of an asset or liability based on the current market price, or for similar assets and liabilities, or based on another objectively assessed fair value.) Furthermore, we believe the company has exhibited strong capital allocation, including its recent acquisition in Los Angeles, and has ample opportunities for future investments.

We established a Fund position in Link Real Estate Investment Trust, a shopping center REIT based in Hong Kong. We believe volatility in the Hong Kong property market, driven by higher long-term funding costs, has created attractive valuations. In our view, Link Real Estate

3

PORTFOLIO RESULTS

Investment Trust may be more resilient to cyclicality relative to its development-focused Hong Kong real estate peers.

Conversely, we exited the Fund’s position in Sekisui House, a Japanese company engaged in building and selling residential units. The Fund’s position was initially predicated on our positive view of Sekisui House’s management team and its strong track record. However, we believe other names may offer more attractive return profiles given our weakening outlook for Japanese apartment construction and thus decided to sell the position.

We sold the Fund’s position in Mitsubishi Estate, a diversified Japanese real estate landlord and developer focused on prime Tokyo office space. The Fund’s position was initially predicated on our belief that the company was well positioned to take advantage of positive trends in the Tokyo office and residential markets. Mitsubishi Estate’s stock price experienced strong performance in the fourth quarter of 2016, but it then corrected at the beginning of 2017. We believe the Japanese yen movement played a role in influencing market expectations on the strength of Japan’s economy and implications on inflation versus deflation.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Hong Kong increased relative to the FTSE Index during the Reporting Period. The Fund’s allocation to cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the FTSE Index in continental Europe and underweight in the U.S. The Fund was rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of June 2017.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	From a fundamental perspective, we remained constructive at the end of the Reporting Period on the asset class given reasonably favorable demand and low vacancy across most subsectors. While new supply is growing due to the attractive spread, or differential, between development yields and capitalization rates, it is still below both demand and the long-term average, and we believe this could lead to further increases in occupancy levels and rental rates. (Capitalization rate is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) This encouraging fundamental backdrop, coupled with a solid financing environment, could support additional gains, in our view. Furthermore, we feel REITs could experience a continued increase in investor demand due to record levels of private capital, which has yet to be invested, as well as foreign and institutional investors increasing their allocations to the space due to global uncertainty. In addition, we view the environment as beneficial to the investment attributes of the asset class and believe REITs should continue to be viewed favorably by investors, especially relative to fixed income. If rising interest rates coincide with stronger economic growth, then stronger pricing power and net operating income growth should offset any potential negative impact on REIT valuations. Unlike fixed income, most REITs operate dynamic businesses, which can still create value and growth even with rising interest rates.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. Overall, we believe that global REITs can continue to offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits.

4

FUND BASICS

Global Real Estate Securities Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)[2]
Class A	3.06%	5.37%
Class C	2.70	5.37
Institutional	3.25	5.37
Class IR	3.28	5.37
Class R	2.94	5.37
Class R6	3.26	5.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Since Inception	Inception Date
Class A	-7.53%	2.06%	8/31/15
Class C	-3.83	4.48	8/31/15
Institutional	-1.68	5.68	8/31/15
Class IR	-1.83	5.54	8/31/15
Class R	-2.31	5.00	8/31/15
Class R6	-1.67	5.70	8/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	3.07%
Class C	2.15	3.82
Institutional	1.00	2.67
Class IR	1.15	2.82
Class R	1.65	3.32
Class R6	0.98	2.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/17[5]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	4.8%	Retail	United States
Mid-America Apartment	3.5	Residential	United States
Communities, Inc. (REIT)
AvalonBay Communities, Inc. (REIT)	3.5	Residential	United States
Equity Residential (REIT)	3.3	Residential	United States
Vonovia SE	3.2	Residential	Germany
Boston Properties, Inc. (REIT)	3.1	Office	United States
Welltower, Inc. (REIT)	3.1	Health Care	United States
Vornado Realty Trust (REIT)	2.9	Office	United States
Mitsui Fudosan Co. Ltd.	2.6	Diversified	Japan
Klepierre (REIT)	2.4	Retail	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

7

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 8.91%, 8.62%, 9.24%, 9.13% and 9.26%, respectively. These returns compare to the 10.09% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outperformed the U.S. real estate securities market, as measured by the Wilshire U.S. Real Estate Securities Index (with dividends reinvested), by more than seven percentage points, but underperformed the broad international equity market, as measured by the MSCI EAFE® Index, by more than three percentage points.

Singapore and Hong Kong were the best performing markets during the Reporting Period, while Japan was the weakest performer. In Singapore, property sales launches were met with a strong homebuyer response, while loosening government austerity measures prompted further share price recovery. The Hong Kong property market rebounded in the first quarter of 2017 on the back of mounting consumer spending and higher confidence in the Chinese yuan. As concern about rising U.S. interest rates began to wane, pent-up demand drove increases in prices, sales volumes and market sentiment in the Hong Kong real estate market. The Japan real estate market, on the other hand, reversed its strong 2016 performance as investors expressed concern about a strengthening yen and looming supply risk in the Tokyo office market.

As the Reporting Period progressed, international equities broadly were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections and consensus expectations for parliamentary elections this year declined. However, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Strong first quarter 2017 earnings results, with double-digit growth across virtually all major developed markets, were supportive of international equity markets. The U.S. labor market remained strong, but economic activity and inflation data appeared to be moderating. Nonetheless, the Federal Reserve (the “Fed”) proceeded to raise the target range for the federal funds rate 0.25% in June 2017 after having done the same in March 2017. Also in June 2017, European markets reacted hawkishly to European Central Bank (“ECB”) President Mario Draghi’s sanguine outlook for recovering inflation and cautious reference to tapering asset purchases by the ECB. (Hawkish sentiment tends to suggest higher interest rates; opposite of dovish.) Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the June 2017 Fed interest rate hike, but quickly rebounded.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in continental Europe, Japan and Canada detracted most from the Fund’s relative results. Having an allocation to cash, albeit modest, during a Reporting Period when the Real

8

PORTFOLIO RESULTS

Estate Index rallied, further dampened relative results. Partially offsetting these detractors was stock selection in the U.K., which contributed positively. Having exposure to China, which is not a component of the Real Estate Index and which outperformed the Real Estate Index, also helped. Stock selection in Singapore proved effective but was virtually offset by having an underweighted allocation to the strongly performing market.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Nomura Real Estate Master Fund (“Nomura”), a diversified Japanese REIT owning office and residential properties, was the top detractor from the Fund’s performance during the Reporting Period. Its share price declined following what had been a recovery in March 2017, as the entire Japanese REIT sector underperformed against real estate developers and broader equities. Relative to its peers, Nomura was particularly hard hit due to some mild yield dilution, or reduction, for the sake of quality, sector and location refinement following several asset acquisitions and disposals earlier in the Reporting Period. As the asset reshuffling partly involved its sponsor company, investors expressed concerns about Nomura’s management team’s intentions and financial benefits. At the end of the Reporting Period, we believed Nomura’s overall asset portfolio quality and management execution remained sound. Still, we will continue to monitor the company’s medium-to-long-term financial benefits against its management’s guidance and execution in the months ahead.

Nippon Building Fund, Japan’s largest REIT focused on the Tokyo office market, was also a major detractor from the Fund’s results during the Reporting Period. Shares of Nippon Building Fund traded lower, as the market began to decrease its expectations for rental growth given the backlog of Grade A office supply set to hit the Tokyo market in 2018-2019. Despite this weak performance, we remained constructive on Nippon Building Fund at the end of the Reporting Period, as we believe its high quality asset portfolio and management team may shield the company, at least partially, from adverse cyclicality relative to the rest of the Japan real estate market.

Orix JREIT is a Japanese REIT investing in real estate properties that include offices, rental houses and hotels. Its stock performed poorly after its management announced weak lending rates and a property acquisition in June 2017, dampening market sentiment. At the end of the Reporting Period, we believed the company continued to benefit from increased market recognition of what we view as its relatively attractive valuation and strong asset quality as well as the notable efforts by its management team to deliver solid returns by proactively replacing tenants and leveraging the company’s strong sponsor commercial network. Furthermore, in our opinion, its assets in the office subsector continue to benefit from an improving leasing environment in Tokyo.

Q	What were some of the Fund’s best-performing individual holdings?

A	A position in Vonovia, the largest residential landlord in Germany, was the top positive contributor to the Fund’s relative results during the Reporting Period. The company benefited from improvement in its assets portfolio through the disposal of non-core assets and its management’s focus on innovation and efficiency. At the end of the Reporting Period, we remained constructive on the company’s ability to quickly integrate acquisitions as well as on encouraging rental growth.

City Developments, a Singapore-based diversified real estate developer in the business of condominium development, hotel ownership and office landlord, contributed positively to the Fund’s performance. The company saw its share price rise primarily on the consensus expectation that the Singapore government’s austerity on the economy and housing cooling measures may be loosened. At the end of the Reporting Period, we continued to view City Developments favorably due to what we considered to be its sound management team and quality portfolio of assets.

Mapletree Greater China Commercial Trust (“MCT”), a new position for the Fund during the Reporting Period, was also a top contributor to the Fund’s performance during the Reporting Period. MCT is a Singapore REIT with a diversified portfolio of primarily retail and office properties. MCT owns a Grade A quality mall located near an island resort that we believe is well positioned to benefit from both domestic consumption and rising tourist volumes. Despite relatively weak retail sales in Singapore for the past few years, the mall’s tenants’ sales have been resilient, while almost no supply has been added in the nearby area. MCT also owns Grade A business parks, which are our preferred asset class within the industrials subsector due to low supply levels.

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PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of MCT, already mentioned, we established a Fund position in Link Real Estate Investment Trust, a shopping center REIT based in Hong Kong. We believe volatility in the Hong Kong property market, driven by higher long-term funding costs, has created attractive valuations. In our view, Link Real Estate Investment Trust may be more resilient to cyclicality relative to its development-focused Hong Kong real estate peers.

We initiated a Fund position in RioCan Real Estate Investment Trust, which focuses on owning, developing and operating shopping centers in Canada. We are positive on what we view as RioCan Real Estate Investment Trust’s strong management team with a focus on balance sheet quality and earnings per share growth. In our opinion, the company is pursuing a sound strategy in partnering with residential developers to densify occupancy in higher quality urban locations.

Conversely, we exited the Fund’s position in Sekisui House, a Japanese company engaged in building and selling residential units. The Fund’s position was initially predicated on our positive view of Sekisui House’s management team and its strong track record. However, we believe other names may offer more attractive return profiles given our weakening outlook for Japanese apartment construction and thus decided to sell the position.

We sold the Fund’s position in Charter Hall Group, a diversified Australian REIT managing real estate investment funds and developing commercial, residential and industrial properties. The Fund’s position was initially predicated on our positive view of Charter Hall Group due to its strong track record. Due to its strong performance during the Reporting Period, we exited the position, taking profits.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Hong Kong and the U.K. increased relative to the Real Estate Index, and its exposure to continental Europe decreased relative to the Real Estate Index. We eliminated the Fund’s position in China during the Reporting Period, which is not a component of the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in Hong Kong, Japan and continental Europe and was underweighted relative to the Real Estate Index in the U.K. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of June 2017.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that international REITs can continue to generate positive returns in 2017 given a favorable supply picture and reasonable demand in most subsectors. The monetary and fiscal policy outlook in the U.S. may attract increased domestic and international capital, and a strengthened U.S. dollar may benefit international REITs via a better trade position and a healthy amount of imported inflation.

In our view, recent data points in the U.K., continental Europe and Japan may suggest an escape from prolonged disinflation, which could lead to indexed rental uplift due to a common commercial lease structure. Anticipating an eventual rate hike, most international REITs have locked in low-cost debt funding whenever available and have generally maintained, in our opinion, strong balance sheets in the wake of the Great Recession. Despite some rise of both the short-term and long-term end of the rate curve for a few major countries, we observed that the funding environment for REITs remains open and inexpensive relative to the outlook of the long-term cash yield from REITs’ underlying assets. We believe REITs’ attractive yield remains a key driver of global capital, as investors review their asset class allocations. We further believe this favorable backdrop may allow REITs to deploy capital toward high quality projects to

10

PORTFOLIO RESULTS

potentially drive future growth. Global markets were punctuated by major political events during the Reporting Period, and we expect that the remainder of 2017 may not be too different for continental Europe. However, we believe REITs can stave off this risk and ultimately reflect their underlying fundamentals and yield advantage.

Looking ahead, we believe REITs offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits. On a stock by stock basis, we believe opportunities abound around the world. As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have what we consider to be well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

11

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	8.91%	10.09%
Class C	8.62	10.09
Institutional	9.24	10.09
Class IR	9.13	10.09
Class R6	9.26	10.09

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A	-0.91%	4.78%	-2.07%	0.27%	7/31/06
Class C	3.05	5.22	-2.22	0.07	7/31/06
Institutional	5.15	6.40	-1.26	1.06	7/31/06
Class IR	5.22	6.29	N/A	-1.20	11/30/07
Class R6	5.35	N/A	N/A	1.08	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.62%
Class C	2.14	2.37
Institutional	0.99	1.22
Class IR	1.14	1.37
Class R6	0.97	1.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Vonovia SE	6.3%	Residential	Germany
Mitsui Fudosan Co. Ltd.	5.5	Diversified	Japan
Sun Hung Kai Properties Ltd.	5.5	Diversified	Hong Kong
Unibail-Rodamco SE (REIT)	5.0	Retail	France
Cheung Kong Property Holdings Ltd.	4.7	Diversified	Hong Kong
Klepierre (REIT)	4.0	Retail	France
Hongkong Land Holdings Ltd.	3.6	Diversified	Hong Kong
Sumitomo Realty & Development Co. Ltd.	3.5	Diversified	Japan
GPT Group (The) (REIT)	3.4	Diversified	Australia
Mirvac Group (REIT)	3.4	Diversified	Australia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

13

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION [6]
As of June 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

14

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -0.03%, -0.39%, 0.21%, -0.02%, 0.10%, -0.11% and 0.17%, respectively. These returns compare to the 2.42% cumulative total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period but lagged the broad U.S. equity market, as represented by the S&P 500® Index, which was up 9.34% for the same period.

For the first quarter of 2017, the Wilshire Index increased 0.5%. While U.S. REITs underperformed the broader U.S. equity market, at the company level, contained new supply across most property types, stable demand and an accommodative financing environment provided a supportive backdrop for the asset class. Health care and office were the top performing subsectors for the first quarter of 2017, while retail and self-storage underperformed the Wilshire Index most. The failure to pass the President’s proposed health care legislation as well as the decline in the 10-year U.S. Treasury yield benefited the health care subsector. Investor concerns about department store closures, steadily declining sales and the threat of e-commerce negatively affected the retail subsector.

The Wilshire Index increased 1.9% during the second quarter of 2017. U.S. REITs continued to lag the broader U.S. equity market due to decelerating fundamentals across most subsectors and particular weakness in the retail subsector. For the second quarter of 2017, technology and health care were the top performing subsectors, while retail and self-storage again underperformed the Wilshire Index most. Technology REITs benefited from a rebound in bookings during the second quarter of 2017, while investor concerns about the retail subsector persisted.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were technology, health care and industrial. Conversely, the retail, self-storage and hotel subsectors were the weakest performers within the Wilshire Index during the Reporting Period, posting negative absolute returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the return of the Wilshire Index. Detracting most from the Fund’s relative results was stock selection and positioning in the retail, self-storage and office subsectors. Retail REITs in particular experienced material weakness during the Reporting Period, as pressures from the rise of e-commerce continued to mount on traditional retailers, who have been rapidly closing physical stores. To a somewhat lesser degree, stock selection and positioning in the hotel, industrial and health care subsectors also hurt. Partially offsetting these detractors was effective individual stock selection in the technology and residential subsectors, which contributed positively to relative returns. Having an overweighted allocation to the technology subsector, which was the strongest subsector in the Wilshire Index during the Reporting Period, further buoyed relative results.

15

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest-performing individual holdings?

A	DDR, an owner of shopping centers in the U.S. and Puerto Rico, was the top detractor from the Fund’s returns during the Reporting Period. We believe the majority of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. Despite DDR’s underperformance of the Wilshire Index during the Reporting Period, we believe the company’s fundamentals remain healthy and its high quality tenant base provides DDR with an advantage relative to its peers. At the end of the Reporting Period, we maintained a high level of conviction in DDR’s new management team and its extensive experience and deep relationships in the strip mall/power center space.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was also a top detractor from the Fund’s results during the Reporting Period. As with DDR, we believe Brixmor Property Group’s underperformance of the Wilshire Index during the Reporting Period was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as on the company’s portfolio of assets. In our view, fundamentals in the industry remain healthy, as supply, relative to historical levels is low and demand continues to be strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

RLJ Lodging Trust, a U.S. hotel REIT, detracted from the Fund’s performance during the Reporting Period. Its stock performed strongly from the time of the U.S. elections through the end of 2016, significantly outperforming the broader FTSE Index. Its industry revenue per available room (“RevPAR”) metric exceeded market expectations at the end of 2016, as investors took a more positive view on the economy due to the possibility of tax reforms, deregulation and a more pro-business Administration. However, the stock underperformed the Wilshire Index during the Reporting Period given that its valuation already reflected a large degree of positive sentiment shift, especially ahead of earnings, as investors waited to hear forward guidance and any commentary on fundamentals. At the end of the Reporting Period, we continued to like RLJ Lodging Trust’s focus on select-service hotels, which have higher margins and free cash flow yields compared to full-service peers, as well as what we view as its attractive valuation and strong balance sheet.

Q	What were some of the Fund’s best-performing individual holdings?

A	CyrusOne, an owner, operator and developer of data center properties, was the top positive contributor to the Fund’s returns during the Reporting Period. Shares of the company rallied, as positive commentary from industry peers reduced concerns about a slowdown in the sector and all signs indicated that cloud-based technology continued to gain momentum. At the end of the Reporting Period, we continued to believe that the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies are meaningful competitive advantages and that the stock remained attractively valued on a relative basis given its growth profile and backlog over the next several years.

Mid-America Apartment Communities, which owns and manages apartments in the sunbelt region of the U.S., was a top contributor to Fund returns during the Reporting Period. The company reported better than market expected fourth quarter 2016 earnings and a more positive outlook relative to other apartment REITs, which were seeing a bigger slowdown from increased supply, particularly in urban and coastal markets. Furthermore, Mid-America Apartment Communities’ management provided an update on potential deal synergies with its Post Properties acquisition, which were improved relative to previous market expectations.

AvalonBay Communities engages in the development, ownership and operation of multifamily apartment communities in the U.S. It has long been considered by the market a blue-chip apartment REIT with a quality mix of urban and suburban infill residential units in coastal markets. (Infill housing is the insertion of additional housing units into an already approved subdivision or neighborhood. AvalonBay Communities features a sizable development pipeline, fully funded, which lets the REIT drive funds from operations growth even as same-store growth slows, unlike others who rely more on same-store growth for earnings growth. In our view, AvalonBay Communities maintains a strong balance sheet and a superior management team.

16

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Hudson Pacific Properties, an owner of office properties across the U.S.’ west coast. The company has exposure to what we consider to be some of the best markets in the U.S., characterized by high job growth and relatively low supply. In our view, Hudson Pacific Properties’ internal growth has the potential to drive higher earnings through both lease-up and positive mark-to-market on rental rates. (Lease-up is the time period for a newly available property to attract tenants and reach stabilized occupancy. Mark to market refers to accounting for the fair value of an asset or liability based on the current market price, or for similar assets and liabilities, or based on another objectively assessed fair value.) Furthermore, we believe the company has exhibited strong capital allocation, including its recent acquisition in Los Angeles, and has ample opportunities for future investments.

We initiated a Fund position in Brookdale Senior Living, an owner and operator of senior living communities, as we believe shares of the company were trading at a substantial discount to its net asset value. Additionally, in our view, the company has the potential to benefit from long-term demographic demand drivers. As we look ahead, we believe the Fund’s investment in Brookdale Senior Living presents a compelling risk/reward opportunity given its ongoing strategic review, which could result in the sale of the company or further monetization of real estate.

Conversely, we exited the Fund’s position in LaSalle Hotel Properties, a REIT focused primarily on luxury and hotel services in the U.S. We originally initiated the position in its stock due to the company’s high dividend yield and what we viewed as its conservative balance sheet. Shares of LaSalle Hotel Properties appreciated, as investors took a more positive on the economy following the U.S. elections in November 2016. Given its strong performance, we ultimately decided to sell the position to fund higher conviction ideas.

We eliminated the Fund’s position in American Tower, a provider of wireless communications infrastructure. We had originally initiated the fund’s position given American Tower’s opportunities for substantial revenue and earnings growth and based on our view that strong free cash flow generation could allow the company to meaningfully increase its dividend over time. In addition, we were encouraged by what we perceived to be its management team’s impressive operational aptitude, disciplined balance sheet management and commitment to high returns on capital. While we continue to view the tower industry favorably, we decided to exit the position during the Reporting Period, as American Tower’s shares had reached our price target.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the office, retail and health care subsectors increased relative to the Wilshire Index and its exposure to the self-storage and technology subsectors decreased relative to the Wilshire Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Kristin Kuney was named a co-lead portfolio manager of the Fund along with Nora Creedon and Tim Ryan. Kristin has been with Goldman Sachs Asset Management since 2000 and has been a part of the Real Estate Securities Investment Team for 13 years. Over that time, she has had research responsibilities for virtually all the different REIT subsectors.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the retail, office and hotel subsectors at the end of the Reporting Period. The Fund was underweighted compared to the Wilshire Index in the self-storage, industrial and technology subsectors and was rather neutrally weighted in the health care and residential subsectors within the Wilshire Index.

17

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	From a fundamental perspective, we remained constructive at the end of the Reporting Period on the asset class given reasonably favorable demand and low vacancy across most subsectors. While new supply is growing due the attractive spread, or differential, between development yields and capitalization rates, it is still below both demand and the long-term average, and we believe this could lead to further increases in occupancy levels and rental rates. (Capitalization rate is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) This encouraging fundamental backdrop, coupled with a solid financing environment, could support additional gains, in our view. Furthermore, we feel REITs could experience a continued increase in investor demand due to record levels of private capital, which has yet to be invested, as well as foreign and institutional investors increasing their allocations to the space due to global uncertainty. In addition, we view the environment as beneficial to the investment attributes of the asset class and believe REITs should continue to be viewed favorably by investors, especially relative to fixed income. If rising interest rates coincide with stronger economic growth, then stronger pricing power and net operating income growth should offset any potential negative impact on REIT valuations. Unlike fixed income, most REITs operate dynamic businesses, which can still create value and growth even with rising interest rates.

One particular note about the retail subsector. We believe the “death of retail” is an overly alarmist view and believe the market has been indiscriminately discounting retail stocks despite stable fundamentals for many higher quality names—those anchored by experiential (e.g. restaurants/ entertainment) and/or necessity-based (e.g. groceries) tenants, with premium locations (access to wealth demographics, visibility from the road). As such, we see compelling valuations and attractive dividend yields for select names in the subsector.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team. Overall, we believe that REITs can continue to offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits.

18

FUND BASICS

Real Estate Securities Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	-0.03%	2.42%
Class C	-0.39	2.42
Institutional	0.21	2.42
Service	-0.02	2.42
Class IR	0.10	2.42
Class R	-0.11	2.42
Class R6	0.17	2.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.27%	6.63%	3.96%	9.09%	7/27/98
Class C	-5.69	7.03	3.78	8.62	7/27/98
Institutional	-3.58	8.28	4.99	9.87	7/27/98
Service	-4.04	7.73	4.45	9.33	7/27/98
Class IR	-3.72	8.11	N/A	5.57	11/30/07
Class R	-4.21	7.58	N/A	5.06	11/30/07
Class R6	-3.60	N/A	N/A	5.00	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.52%
Class C	2.06	2.27
Institutional	0.91	1.12
Service	1.41	1.62
Class IR	1.06	1.27
Class R	1.56	1.77
Class R6	0.89	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/17[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	9.1%	Retail
AvalonBay Communities, Inc. (REIT)	6.5	Residential
Equinix, Inc. (REIT)	6.0	Technology
Equity Residential (REIT)	6.0	Residential
Mid-America Apartment Communities, Inc. (REIT)	5.5	Residential
Vornado Realty Trust (REIT)	5.4	Office
Boston Properties, Inc. (REIT)	5.2	Office
Welltower, Inc. (REIT)	4.4	Health Care
HCP, Inc. (REIT)	3.7	Health Care
Public Storage (REIT)	3.5	Self Storage

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

20

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above

21

INDEX DEFINITIONS

Index Definitions:

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

MSCI EAFE® Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 30, 2017, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

22

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
Australia – 5.5%
1,158,570	GPT Group (The) (REIT) (Diversified)	$4,261,251
2,410,335	Mirvac Group (REIT) (Diversified)	3,941,482
1,328,939	Scentre Group (REIT) (Retail)	4,131,801
793,999	Vicinity Centres (REIT) (Retail)	1,566,731

		13,901,265

Canada – 2.8%
44,093	Allied Properties REIT (REIT) (Office)	1,323,334
64,061	Canadian REIT (REIT) (Diversified)	2,265,946
108,919	Chartwell Retirement Residences (REIT) (Health Care)	1,301,014
120,697	RioCan REIT (REIT) (Retail)	2,240,266

		7,130,560

Finland – 0.6%
569,150	Citycon OYJ (Retail)	1,493,510

France – 3.9%
41,702	Fonciere Des Regions (REIT) (Diversified)	3,868,226
150,126	Klepierre (REIT) (Retail)	6,153,031

		10,021,257

Germany – 3.2%
205,601	Vonovia SE (Residential)	8,180,078

Hong Kong – 8.1%
541,000	Cheung Kong Property Holdings Ltd. (Diversified)	4,233,478
710,500	Hongkong Land Holdings Ltd. (Diversified)	5,228,729
532,500	Link REIT (REIT) (Retail)	4,050,749
1,899,201	Mapletree Greater China Commercial Trust (REIT) (Retail)	1,489,427
385,000	Sun Hung Kai Properties Ltd. (Diversified)	5,655,717

		20,658,100

Ireland – 1.4%
2,171,081	Green REIT plc (REIT) (Office)	3,528,613

Japan – 10.6%
2,070	AEON REIT Investment Corp. (REIT) (Retail)	2,281,230
1,054	Kenedix Retail REIT Corp. (REIT) (Retail)	2,225,096
273,800	Mitsui Fudosan Co. Ltd. (Diversified)	6,559,840
188	Nippon Building Fund, Inc. (REIT) (Office)	959,431
2,716	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	3,711,484
4,140	Orix JREIT, Inc. (REIT) (Diversified)	6,108,634
162,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	5,016,858

		26,862,573

Common Stocks – (continued)
Norway – 1.2%
245,124	Entra ASA (Office)(a)	3,053,498

Singapore – 2.5%
1,121,200	Ascendas REIT (REIT) (Industrial)	2,124,397
474,200	City Developments Ltd. (Diversified)	3,693,836
481,200	Mapletree Commercial Trust (REIT) (Retail)	557,482

		6,375,715

Spain – 1.7%
343,614	Merlin Properties Socimi SA (REIT) (Diversified)	4,346,939

Switzerland – 1.3%
34,729	PSP Swiss Property AG (Registered) (Office)	3,249,342

United Kingdom – 4.2%
208,305	Big Yellow Group plc (REIT) (Self Storage)	2,148,750
389,617	Hammerson plc (REIT) (Retail)	2,915,076
1,372,420	Tritax Big Box REIT plc (REIT) (Industrial)	2,613,337
347,880	UNITE Group plc (The) (REIT) (Residential)	2,940,529

		10,617,692

United States – 51.4%
137,859	Acadia Realty Trust (REIT) (Retail)	3,832,480
38,575	Alexandria Real Estate Equities, Inc. (REIT) (Office)	4,647,130
17,638	American Tower Corp. (REIT) (Technology)	2,333,860
45,848	AvalonBay Communities, Inc. (REIT) (Residential)	8,810,610
64,521	Boston Properties, Inc. (REIT) (Office)	7,937,373
276,767	Brixmor Property Group, Inc. (REIT) (Retail)	4,948,594
136,635	Chesapeake Lodging Trust (REIT) (Hotel)	3,343,459
163,358	Columbia Property Trust, Inc. (REIT) (Office)	3,655,952
97,487	CyrusOne, Inc. (REIT) (Technology)	5,434,900
437,277	DDR Corp. (REIT) (Retail)	3,966,102
27,525	EastGroup Properties, Inc. (REIT) (Industrial)	2,306,595
125,460	Equity Residential (REIT) (Residential)	8,259,032
39,149	Federal Realty Investment Trust (REIT) (Retail)	4,948,042
164,183	HCP, Inc. (REIT) (Health Care)	5,247,289
118,357	Hudson Pacific Properties, Inc. (REIT) (Office)	4,046,626
49,208	Life Storage, Inc. (REIT) (Self Storage)	3,646,313

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
83,637	Mid-America Apartment Communities, Inc. (REIT) (Residential)	$8,813,667
64,968	Pebblebrook Hotel Trust (REIT) (Hotel)	2,094,568
42,610	Prologis, Inc. (REIT) (Industrial)	2,498,650
24,467	Public Storage (REIT) (Self Storage)	5,102,104
203,364	RLJ Lodging Trust (REIT) (Hotel)	4,040,843
75,277	Simon Property Group, Inc. (REIT) (Retail)	12,176,808
56,538	Taubman Centers, Inc. (REIT) (Retail)	3,366,838
79,274	Vornado Realty Trust (REIT) (Office)	7,443,829
103,691	Welltower, Inc. (REIT) (Health Care)	7,761,271

		130,662,935

TOTAL COMMON STOCKS
(Cost $247,634,281)		$250,082,077

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
844	0.845%	$844
(Cost $844)

TOTAL INVESTMENTS – 98.4%
(Cost $247,635,125)		$250,082,921

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		3,983,697

NET ASSETS – 100.0%		$254,066,618

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,053,498, which represents approximately 1.2% of net assets as of June 30, 2017.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%
Australia – 12.0%
1,348,711	GPT Group (The) (REIT) (Diversified)	$4,960,594
2,979,462	Mirvac Group (REIT) (Diversified)	4,872,143
1,502,642	Scentre Group (REIT) (Retail)	4,671,860
1,454,493	Vicinity Centres (REIT) (Retail)	2,870,029

		17,374,626

Canada – 5.2%
70,291	Allied Properties REIT (REIT) (Office)	2,109,597
60,963	Canadian REIT (REIT) (Diversified)	2,156,364
83,078	Chartwell Retirement Residences (REIT) (Health Care)	992,349
120,227	RioCan REIT (REIT) (Retail)	2,231,542

		7,489,852

Finland – 0.7%
379,184	Citycon OYJ (Retail)	995,019

France – 11.4%
36,479	Fonciere Des Regions (REIT) (Diversified)	3,383,747
143,111	Klepierre (REIT) (Retail)	5,865,516
28,564	Unibail-Rodamco SE (REIT) (Retail)	7,197,468

		16,446,731

Germany – 6.3%
230,469	Vonovia SE (Residential)	9,169,480

Hong Kong – 18.3%
866,500	Cheung Kong Property Holdings Ltd. (Diversified)	6,780,607
702,800	Hongkong Land Holdings Ltd. (Diversified)	5,172,063
575,000	Link REIT (REIT) (Retail)	4,374,048
2,829,702	Mapletree Greater China Commercial Trust (REIT) (Retail)	2,219,162
542,475	Sun Hung Kai Properties Ltd. (Diversified)	7,969,053

		26,514,933

Ireland – 1.5%
1,364,049	Green REIT plc (REIT) (Office)	2,216,961

Japan – 23.6%
1,986	AEON REIT Investment Corp. (REIT) (Retail)	2,188,659
951	Kenedix Retail REIT Corp. (REIT) (Retail)	2,007,653
189,300	Mitsubishi Estate Co. Ltd. (Diversified)	3,538,547
333,600	Mitsui Fudosan Co. Ltd. (Diversified)	7,992,559
876	Nippon Building Fund, Inc. (REIT) (Office)	4,470,540
3,353	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	4,581,961
2,999	Orix JREIT, Inc. (REIT) (Diversified)	4,425,071

Common Stocks – (continued)
Japan – (continued)
162,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	5,016,858

		34,221,848

Norway – 1.4%
160,331	Entra ASA (Office)(a)	1,997,236

Singapore – 4.5%
1,045,000	Ascendas REIT (REIT) (Industrial)	1,980,017
480,100	City Developments Ltd. (Diversified)	3,739,794
693,200	Mapletree Commercial Trust (REIT) (Retail)	803,090

		6,522,901

Spain – 2.3%
267,469	Merlin Properties Socimi SA (REIT) (Diversified)	3,383,656

Sweden – 0.8%
71,340	Hufvudstaden AB Class A (Office)	1,183,724

Switzerland – 1.7%
25,827	PSP Swiss Property AG (Registered) (Office)	2,416,446

United Kingdom – 9.2%
221,910	Big Yellow Group plc (REIT) (Self Storage)	2,289,091
233,193	British Land Co. plc (The) (REIT) (Diversified)	1,840,953
45,775	Derwent London plc (REIT) (Office)	1,582,198
428,432	Hammerson plc (REIT) (Retail)	3,205,485
1,092,260	Tritax Big Box REIT plc (REIT) (Industrial)	2,079,862
284,130	UNITE Group plc (The) (REIT) (Residential)	2,401,669

		13,399,258

TOTAL COMMON STOCKS
(Cost $146,436,718)		$143,332,671

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
690	0.845%	$690
(Cost $690)

TOTAL INVESTMENTS – 98.9%
(Cost $146,437,408)		$143,333,361

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,566,303

NET ASSETS – 100.0%		$144,899,664

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,997,236, which represents approximately 1.4% of net assets as of June 30, 2017.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%
Health Care – 12.0%
123,006	Brookdale Senior Living, Inc.*	$1,809,418
41,355	Care Capital Properties, Inc. (REIT)	1,104,179
368,306	HCP, Inc. (REIT)	11,771,060
133,362	Ventas, Inc. (REIT)	9,265,992
188,239	Welltower, Inc. (REIT)	14,089,689

		38,040,338

Hotel – 7.6%
414,839	Chesapeake Lodging Trust (REIT)	10,151,110
223,706	Pebblebrook Hotel Trust (REIT)	7,212,281
343,726	RLJ Lodging Trust (REIT)	6,829,836

		24,193,227

Industrial – 6.2%
57,771	EastGroup Properties, Inc. (REIT)	4,841,210
141,826	Liberty Property Trust (REIT)	5,773,736
155,647	Prologis, Inc. (REIT)	9,127,140

		19,742,086

Office – 19.1%
81,035	Alexandria Real Estate Equities, Inc. (REIT)	9,762,286
132,982	Boston Properties, Inc. (REIT)	16,359,446
354,283	Columbia Property Trust, Inc. (REIT)	7,928,854
276,597	Hudson Pacific Properties, Inc. (REIT)	9,456,851
182,167	Vornado Realty Trust (REIT)	17,105,481

		60,612,918

Residential – 18.0%
107,307	AvalonBay Communities, Inc. (REIT)	20,621,186
288,460	Equity Residential (REIT)	18,989,322
165,158	Mid-America Apartment Communities, Inc. (REIT)	17,404,350

		57,014,858

Retail – 22.3%
163,830	Acadia Realty Trust (REIT)	4,554,474
521,434	Brixmor Property Group, Inc. (REIT)	9,323,240
1,107,236	DDR Corp. (REIT)	10,042,631
83,709	Federal Realty Investment Trust (REIT)	10,579,980
179,496	Simon Property Group, Inc. (REIT)	29,035,273
119,583	Taubman Centers, Inc. (REIT)	7,121,168

		70,656,766

Self Storage – 4.9%
60,677	Life Storage, Inc. (REIT)	4,496,166
53,374	Public Storage (REIT)	11,130,080

		15,626,246

Technology – 7.9%
109,275	CyrusOne, Inc. (REIT)	6,092,081
44,530	Equinix, Inc. (REIT)	19,110,495

		25,202,576

TOTAL COMMON STOCKS
(Cost $224,687,804)		$311,089,015

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,412	0.845%	$15,412
(Cost $15,412)

TOTAL INVESTMENTS – 98.0%
(Cost $224,703,216)		$311,104,427

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		6,367,352

NET ASSETS – 100.0%		$317,471,779

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $247,634,281, $146,436,718 and $224,687,804)	$250,082,077	$143,332,671	$311,089,015
Investments in affiliated issuers, at value (cost $844, $690 and $15,412)	844	690	15,412
Cash	3,049,945	1,033,754	4,839,157
Foreign currencies, at value (cost $29,697, $193,893 and $0)	34,449	194,207	—
Receivables:
Dividends	1,109,098	518,504	1,247,772
Investments sold	449,314	669,364	3,601,417
Foreign tax reclaims	68,287	211,673	—
Reimbursement from investment adviser	14,249	31,344	27,256
Fund shares sold	6,161	115,516	493,598
Other assets	102	830	1,325
Total assets	254,814,526	146,108,553	321,314,952

Liabilities:
Payables:
Investments purchased	444,057	639,698	2,280,690
Management fees	198,299	116,852	230,626
Distribution and Service fees and Transfer Agency fees	8,601	7,577	43,319
Fund shares redeemed	4,812	330,909	1,183,262
Accrued expenses	92,139	113,853	105,276
Total liabilities	747,908	1,208,889	3,843,173

Net Assets:
Paid-in capital	251,816,574	417,064,278	194,570,117
Undistributed (distributions in excess of) net investment income	179,049	(3,980,237)	357,458
Accumulated net realized gain (loss)	(384,017)	(265,086,973)	36,142,993
Net unrealized gain (loss)	2,455,012	(3,097,404)	86,401,211
NET ASSETS	$254,066,618	$144,899,664	$317,471,779
Net Assets:
Class A	$33,127	$4,971,215	$46,970,421
Class C	37,253	927,109	13,616,506
Institutional	253,913,617	138,752,820	239,548,916
Service	—	—	2,479,276
Class IR	27,595	238,318	11,480,571
Class R	27,344	—	3,321,048
Class R6	27,682	10,202	55,041
Total Net Assets	$254,066,618	$144,899,664	$317,471,779
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,222	810,900	2,578,153
Class C	3,627	150,974	773,136
Institutional	24,671,459	23,389,102	12,854,809
Service	—	—	135,220
Class IR	2,682	39,214	626,800
Class R	2,660	—	183,606
Class R6	2,690	1,722	2,954
Net asset value, offering and redemption price per share:(a)
Class A	$10.28	$6.13	$18.22
Class C	10.27	6.14	17.61
Institutional	10.29	5.93	18.63
Service	—	—	18.34
Class IR	10.29	6.08	18.32
Class R	10.28	—	18.09
Class R6	10.29	5.93	18.63

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $10.88, $6.49 and $19.28, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $129,486, $451,007 and $0)	$1,953,466	$4,574,502	$5,588,482
Dividends — affiliated issuers	6,779	1,560	4,533
Securities lending income — affiliated issuer	709	40,837	—
Total investment income	1,960,954	4,616,899	5,593,015

Expenses:
Management fees	546,197	1,272,271	2,093,256
Registration fees	53,118	35,092	48,250
Custody, accounting and administrative services	49,883	74,900	46,763
Professional fees	45,324	46,601	46,006
Transfer Agency fees(a)	20,897	53,304	142,465
Printing and mailing costs	10,235	12,438	19,209
Trustee fees	8,253	8,427	8,632
Distribution and Service fees(a)	291	11,737	142,923
Service share fees — Service Plan	—	—	3,370
Service share fees — Shareholder Administration Plan	—	—	3,370
Other	3,956	12,883	15,826
Total expenses	738,154	1,527,653	2,570,070
Less — expense reductions	(217,174)	(308,044)	(451,571)
Net expenses	520,980	1,219,609	2,118,499
NET INVESTMENT INCOME	1,439,974	3,397,290	3,474,516

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(193,432)	(1,615,687)	35,586,511
Foreign currency transactions	85,608	17,796	—
Net change in unrealized gain (loss) on:
Investments	2,307,698	21,301,812	(39,891,291)
Foreign currency translation	7,402	23,387	—
Net realized and unrealized gain (loss)	2,207,276	19,727,308	(4,304,780)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,647,250	$23,124,598	$(830,264)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	$41	$183	$67	$31	$35	$20,778	$—	$25	$25	$3
International Real Estate Securities	6,438	5,299	—	4,893	1,007	47,176	—	226	—	2
Real Estate Securities	61,049	72,817	9,057	46,398	13,835	67,518	539	10,729	3,442	4

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$1,439,974	$419,966
Net realized gain (loss)	(107,824)	369,985
Net change in unrealized gain (loss)	2,315,100	(3,876)
Net increase (decrease) in net assets resulting from operations	3,647,250	786,075

Distributions to shareholders:
From net investment income
Class A Shares	(246)	(842)
Class C Shares	(147)	(700)
Institutional Shares	(1,142,460)	(778,447)
Service Shares	—	—
Class IR Shares	(236)	(803)
Class R Shares	(171)	(674)
Class R6 Shares	(258)	(848)
From net realized gains
Class A Shares	—	(519)
Class C Shares	—	(598)
Institutional Shares	—	(389,818)
Service Shares	—	—
Class IR Shares	—	(439)
Class R Shares	—	(437)
Class R6 Shares	—	(440)
Return of capital
Class A Shares	—	(58)
Class C Shares	—	(56)
Institutional Shares	—	(50,233)
Class IR Shares	—	(53)
Class R Shares	—	(48)
Class R6 Shares	—	(55)
Total distributions to shareholders	(1,143,518)	(1,225,068)

From share transactions:
Proceeds from sales of shares	234,696,662	27,993,164
Reinvestment of distributions	1,143,257	1,224,558
Cost of shares redeemed	(12,087,841)	(4,142,946)
Net increase (decrease) in net assets resulting from share transactions	223,752,078	25,074,776
TOTAL INCREASE (DECREASE)	226,255,810	24,635,783

Net assets:
Beginning of period	27,810,808	3,175,025
End of period	$254,066,618	$27,810,808
Undistributed (distributions in excess of) net investment income	$179,049	$(117,407)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

International Real Estate Securities Fund		Real Estate Securities Fund
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$3,397,290	$7,216,195	$3,474,516	$9,946,916
(1,597,891)	6,477,835	35,586,511	38,429,822
21,325,199	(18,985,322)	(39,891,291)	(19,980,756)
23,124,598	(5,291,292)	(830,264)	28,395,982

(88,891)	(241,374)	(456,202)	(964,655)
(12,559)	(41,069)	(89,804)	(152,384)
(2,830,212)	(14,133,328)	(3,714,223)	(8,365,302)
—	—	(24,205)	(47,259)
(4,592)	(4,864)	(132,090)	(179,578)
—	—	(28,958)	(62,336)
(208)	(442)	(528)	(492)

—	—	—	(5,329,661)
—	—	—	(1,539,421)
—	—	—	(37,167,142)
—	—	—	(271,040)
—	—	—	(815,225)
—	—	—	(407,707)
—	—	—	(3,764)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,936,462)	(14,421,077)	(4,446,010)	(55,305,966)

13,679,457	68,521,464	47,910,650	90,156,219
2,925,908	14,399,299	4,336,724	53,858,862
(196,030,951)	(102,095,026)	(212,772,671)	(183,114,394)
(179,425,586)	(19,174,263)	(160,525,297)	(39,099,313)
(159,237,450)	(38,886,632)	(165,801,571)	(66,009,297)

304,137,114	343,023,746	483,273,350	549,282,647
$144,899,664	$304,137,114	$317,471,779	$483,273,350
$(3,980,237)	$(4,441,065)	$357,458	$1,328,952

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$10.05	$0.09	$0.22	$0.31	$(0.08)	$—	$—	$(0.08)
2017 - C	10.04	0.05	0.22	0.27	(0.04)	—	—	(0.04)
2017 - Institutional	10.06	0.14	0.19	0.33	(0.10)	—	—	(0.10)
2017 - IR	10.05	0.10	0.23	0.33	(0.09)	—	—	(0.09)
2017 - R	10.05	0.08	0.21	0.29	(0.06)	—	—	(0.06)
2017 - R6	10.06	0.11	0.22	0.33	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	10.44	0.17	(0.08)	0.09	(0.29)	(0.17)	(0.02)	(0.48)
2016 - C	10.43	0.10	(0.09)	0.01	(0.21)	(0.17)	(0.02)	(0.40)
2016 - Institutional	10.44	0.24	(0.10)	0.14	(0.32)	(0.17)	(0.03)	(0.52)
2016 - IR	10.44	0.20	(0.09)	0.11	(0.31)	(0.17)	(0.02)	(0.50)
2016 - R	10.44	0.14	(0.08)	0.06	(0.26)	(0.17)	(0.02)	(0.45)
2016 - R6	10.44	0.21	(0.07)	0.14	(0.33)	(0.17)	(0.02)	(0.52)

FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	10.00	0.05	0.52	0.57	(0.12)	(0.01)	—	(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02	0.52	0.54	(0.10)	(0.01)	—	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)
2015 - IR (Commenced August 31, 2015)	10.00	0.06	0.51	0.57	(0.12)	(0.01)	—	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04	0.52	0.56	(0.11)	(0.01)	—	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.28	3.06%	$33	1.40	%(d)	2.48	%(d)	1.80	%(d)	35%
10.27	2.70	37	2.15	(d)	3.22	(d)	1.04	(d)	35
10.29	3.25	253,914	1.00	(d)	1.42	(d)	2.77	(d)	35
10.29	3.28	28	1.15	(d)	2.20	(d)	2.04	(d)	35
10.28	2.94	27	1.65	(d)	2.70	(d)	1.54	(d)	35
10.29	3.26	28	0.98	(d)	2.03	(d)	2.21	(d)	35

10.05	0.82	32	1.44		4.34		1.57		60
10.04	0.11	36	2.15		5.31		0.93		60
10.06	1.30	27,663	1.00		2.82		2.23		60
10.05	1.05	27	1.15		4.22		1.85		60
10.05	0.57	27	1.65		4.73		1.35		60
10.06	1.31	27	0.98		4.05		2.02		60

10.44	5.71	26	1.40	(d)	15.24	(d)	1.43	(d)	14
10.43	5.41	26	2.15	(d)	16.01	(d)	0.68	(d)	14
10.44	5.81	3,043	1.00	(d)	14.86	(d)	1.83	(d)	14
10.44	5.78	26	1.15	(d)	15.02	(d)	1.68	(d)	14
10.44	5.65	26	1.65	(d)	15.51	(d)	1.18	(d)	14
10.44	5.82	26	0.97	(d)	14.85	(d)	1.85	(d)	14

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$5.73	$0.08		$0.43	$0.51	$(0.11)
2017 - C	5.73	0.05		0.44	0.49	(0.08)
2017 - Institutional	5.54	0.08		0.43	0.51	(0.12)
2017 - IR	5.68	0.10		0.42	0.52	(0.12)
2017 - R6	5.54	0.09		0.42	0.51	(0.12)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	6.09	0.12		(0.23)	(0.11)	(0.25)
2016 - C	6.09	0.07		(0.23)	(0.16)	(0.20)
2016 - Institutional	5.91	0.14		(0.24)	(0.10)	(0.27)
2016 - IR	6.04	0.12		(0.22)	(0.10)	(0.26)
2016 - R6	5.91	0.13		(0.23)	(0.10)	(0.27)
2015 - A	6.38	0.10		(0.24)	(0.14)	(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - IR	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(e)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(e)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(e)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(e)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(f)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(f)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(f)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(f)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.13	8.91%	$4,971	1.39	%(d)	1.66	%(d)	2.61	%(d)	21%
6.14	8.62	927	2.14	(d)	2.41	(d)	1.81	(d)	21
5.93	9.24	138,753	0.99	(d)	1.25	(d)	2.81	(d)	21
6.08	9.13	238	1.14	(d)	1.42	(d)	3.33	(d)	21
5.93	9.26	10	0.99	(d)	1.22	(d)	3.09	(d)	21

5.73	(1.84)	5,400	1.39		1.62		1.90		41
5.73	(2.65)	1,148	2.14		2.37		1.12		41
5.54	(1.63)	297,473	0.99		1.22		2.28		41
5.68	(1.57)	107	1.14		1.37		2.05		41
5.54	(1.61)	9	1.02		1.18		2.26		41
6.09	(2.25)	7,702	1.41		1.62		1.50		45
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(d)	1.15	(d)	1.91	(d)	45
6.38	1.05	10,017	1.46		1.61		3.13	(e)	50
6.38	0.44	1,962	2.21		2.36		2.42	(e)	50
6.19	1.53	379,651	1.05		1.21		3.42	(e)	50
6.33	1.38	193	1.21		1.35		2.98	(e)	50
6.54	5.81	14,542	1.48		1.60		2.24	(f)	45
6.53	4.90	2,514	2.23		2.35		1.65	(f)	45
6.35	6.15	387,178	1.08		1.20		2.79	(f)	45
6.48	6.11	944	1.23		1.35		2.70	(f)	45
6.46	42.31	23,019	1.52		1.63		2.01		55
6.46	41.43	2,253	2.27		2.37		1.23		55
6.29	42.78	314,518	1.12		1.22		2.35		55
6.40	42.62	2,043	1.27		1.36		2.25		55

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$18.40	$0.13		$(0.14)	$(0.01)	$(0.17)	$—	$(0.17)
2017 - C	17.79	0.06		(0.13)	(0.07)	(0.11)	—	(0.11)
2017 - Institutional	18.81	0.16		(0.13)	0.03	(0.21)	—	(0.21)
2017 - Service	18.52	0.13		(0.14)	(0.01)	(0.17)	—	(0.17)
2017 - IR	18.50	0.17		(0.15)	0.02	(0.20)	—	(0.20)
2017 - R	18.27	0.11		(0.14)	(0.03)	(0.15)	—	(0.15)
2017 - R6	18.81	0.18		(0.15)	0.03	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	19.59	0.33		0.71	1.04	(0.32)	(1.91)	(2.23)
2016 - C	19.03	0.18		0.68	0.86	(0.19)	(1.91)	(2.10)
2016 - Institutional	19.97	0.41		0.74	1.15	(0.40)	(1.91)	(2.31)
2016 - Service	19.71	0.31		0.72	1.03	(0.31)	(1.91)	(2.22)
2016 - IR	19.68	0.39		0.71	1.10	(0.37)	(1.91)	(2.28)
2016 - R	19.47	0.29		0.70	0.99	(0.28)	(1.91)	(2.19)
2016 - R6	19.98	0.46		0.68	1.14	(0.40)	(1.91)	(2.31)
2015 - A	19.83	0.29		0.30	0.59	(0.31)	(0.52)	(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - IR	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(e)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(e)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(e)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(e)	4.39	4.57	(0.26)	—	(0.26)
2014 - IR	15.59	0.31	(e)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(e)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)	—	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)	—	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)	—	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)	—	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)	—	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$18.22	(0.03)%	$46,970	1.31	%(d)	1.53	%(d)	1.47	%(d)	16%
17.61	(0.39)	13,617	2.06	(d)	2.28	(d)	0.73	(d)	16
18.63	0.21	239,549	0.91	(d)	1.13	(d)	1.73	(d)	16
18.34	(0.02)	2,479	1.41	(d)	1.63	(d)	1.41	(d)	16
18.32	0.10	11,481	1.06	(d)	1.28	(d)	1.85	(d)	16
18.09	(0.11)	3,321	1.56	(d)	1.78	(d)	1.25	(d)	16
18.63	0.17	55	0.89	(d)	1.11	(d)	1.95	(d)	16

18.40	5.38	54,869	1.31		1.52		1.62		31
17.79	4.56	15,578	2.06		2.27		0.91		31
18.81	5.81	397,211	0.91		1.12		2.03		31
18.52	5.20	2,951	1.41		1.62		1.55		31
18.50	5.65	8,467	1.06		1.27		1.92		31
18.27	5.08	4,156	1.56		1.77		1.44		31
18.81	5.77	42	0.90		1.09		2.25		31
19.59	3.14	57,936	1.26		1.51		1.44		41
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(d)	1.07	(d)	2.65	(d)	41
19.83	29.63	73,103	1.39		1.52		1.15	(e)	52
19.32	28.64	16,497	2.14		2.26		0.39	(e)	52
20.18	30.10	502,407	0.99		1.11		1.49	(e)	52
19.94	29.49	3,527	1.49		1.61		0.98	(e)	52
19.90	29.94	6,900	1.14		1.27		1.70	(e)	52
19.73	29.29	1,877	1.64		1.77		1.05	(e)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61
15.44	16.11	63,171	1.44		1.51		0.80		40
15.12	15.34	12,403	2.19		2.26		0.25		40
15.68	16.59	381,641	1.04		1.11		1.40		40
15.53	15.93	4,694	1.54		1.61		0.91		40
15.49	16.45	540	1.19		1.26		1.26		40
15.39	15.90	521	1.69		1.76		0.88		40

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, IR, R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, IR and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR, R and R6	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of June 30, 2017:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$53,896,388	$—
Australia and Oceania	—	13,901,265	—
Europe	—	44,490,929	—
North America	137,793,495	—	—
Investment Company	844	—	—
Total	$137,794,339	$112,288,582	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$67,259,682	$—
Australia and Oceania	—	17,374,626	—
Europe	—	51,208,511	—
North America	7,489,852	—	—
Investment Company	690	—	—
Total	$7,490,542	$135,842,819	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$311,089,015	$—	$—
Investment Company	15,412	—	—
Total	$311,104,427	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%	1.05%	0.93	%(1)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.95	(1)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2017, GSAM waived $1,670, $360 and $1,287 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs advised that it retained front end sales charges of $146 and $1,402 for the International Real Estate Securities and Real Estate Securities Funds, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective July 28, 2017, the annual rates were amended for Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets, and for Class R6 Shares to 0.03% of average daily net assets.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds are 0.034%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$64,093	$153,081	$—	$217,174
International Real Estate Securities	121,528	185,491	1,025	308,044
Real Estate Securities	273,407	176,313	1,851	451,571

G.  Line of Credit Facility — As of June 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Global Real Estate Securities	$210,752,178	$—	$—
International Real Estate Securities	—	97,438,059	437,853
Real Estate Securities	—	113,314,118	14,249,057

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Fund	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 06/30/2017	Dividend Interest Income
Global Real Estate Securities	$117,074	$96,085,854	$(96,202,084)	$844	$6,779
International Real Estate Securities	311	10,459,255	(10,458,876)	690	1,560
Real Estate Securities	623	52,556,967	(52,542,178)	15,412	4,533

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Class IR	Class R	Class R6
Global Real Estate Securities	83%	73%	100%	100%	100%
International Real Estate Securities	—	—	—	—	100
Real Estate Securities	—	—	—	—	20

As of June 30, 2017, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owner of 5% or more of the total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Equity Growth Strategy Portfolio
Global Real Estate Securities	8%	20%	48%	9%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$253,790,738	$31,973,233
International Real Estate Securities	52,105,136	227,258,168
Real Estate Securities	68,520,411	220,654,923

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities and International Real Estate Securities Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and International Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Global Real Estate Securities and International Real Estate Securities Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2017, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Global Real Estate Securities	$490	$—
International Real Estate Securities	4,537	30,478

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2017:

Fund	Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17
Global Real Estate Securities	$—	$9,232,025	$(9,232,025)	$—
International Real Estate Securities	—	37,153,417	(37,153,417)	—

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Capital loss carryforwards:(1)
Expiring 2017	$—	$(239,206,981)	$—
Expiring 2018	—	(18,621,372)	—
Perpetual Long-term	—	(3,206,861)	—
Total capital loss carryforwards	$—	$(261,035,214)	$—
Timing differences (Qualified Late Year Loss Deferral/Post October PFIC Loss Deferral/Certain REIT Dividends)	$(13,695)	$(1,528,868)	$231,120

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$248,015,017	$151,803,473	$225,868,101
Gross unrealized gain	7,194,100	5,320,452	93,233,777
Gross unrealized loss	(5,126,196)	(13,790,564)	(7,997,451)
Net unrealized security gain (loss)	$2,067,904	$(8,470,112)	$85,236,326

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences related to the tax treatment of passive foreign investment companies and real estate investment trust investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	53	$550	475	$5,305
Reinvestment of distributions	24	246	139	1,419
Shares redeemed	—	—	(1)	(5)
	77	796	613	6,719
Class C Shares
Shares sold	(1)	—	953	10,000
Reinvestment of distributions	15	147	134	1,354
	14	147	1,087	11,354
Institutional Shares
Shares sold	22,986,532	234,696,112	2,751,238	27,977,859
Reinvestment of distributions	110,822	1,142,199	118,942	1,217,987
Shares redeemed	(1,176,379)	(12,087,841)	(411,089)	(4,142,941)
	21,920,975	223,750,470	2,459,091	25,052,905
Class IR Shares
Reinvestment of distributions	23	236	126	1,296
	23	236	126	1,296
Class R Shares
Reinvestment of distributions	17	171	113	1,159
	17	171	113	1,159
Class R6 Shares
Shares sold	1	—	—	—
Reinvestment of distributions	25	258	130	1,343
	26	258	130	1,343
NET INCREASE	21,921,132	$223,752,078	2,461,160	$25,074,776

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	51,944	$312,932	101,846	$617,864
Reinvestment of distributions	14,350	88,393	41,743	239,950
Shares redeemed	(198,400)	(1,194,107)	(465,021)	(2,840,370)
	(132,106)	(792,782)	(321,432)	(1,982,556)
Class C Shares
Shares sold	1,400	8,351	1,497	9,086
Reinvestment of distributions	1,995	12,312	6,536	37,507
Shares redeemed	(52,769)	(319,492)	(73,960)	(444,281)
	(49,374)	(298,829)	(65,927)	(397,688)
Institutional Shares
Shares sold	2,283,782	13,074,446	11,735,695	67,851,273
Reinvestment of distributions	473,222	2,820,403	2,537,732	14,116,536
Shares redeemed	(33,036,667)	(194,346,521)	(17,067,955)	(98,788,023)
	(30,279,663)	(178,451,672)	(2,794,528)	(16,820,214)
Class IR Shares
Shares sold	48,141	283,727	7,170	43,241
Reinvestment of distributions	753	4,592	853	4,864
Shares redeemed	(28,456)	(170,831)	(3,830)	(22,352)
	20,438	117,488	4,193	25,753
Class R6 Shares
Shares sold	—	1	—	—
Reinvestment of distributions	35	208	80	442
	35	209	80	442
NET DECREASE	(30,440,670)	$(179,425,586)	(3,177,614)	$(19,174,263)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	375,666	$6,868,761	938,986	$19,066,528
Reinvestment of distributions	21,468	391,199	295,910	5,518,009
Shares redeemed	(801,229)	(14,697,766)	(1,209,837)	(24,118,655)
	(404,095)	(7,437,806)	25,059	465,882
Class C Shares
Shares sold	26,294	468,917	155,632	3,114,856
Reinvestment of distributions	4,707	82,917	85,909	1,539,136
Shares redeemed	(133,375)	(2,362,399)	(157,241)	(2,994,007)
	(102,374)	(1,810,565)	84,300	1,659,985
Institutional Shares
Shares sold	1,824,328	34,132,071	2,771,649	56,468,817
Reinvestment of distributions	198,503	3,698,085	2,369,689	45,314,393
Shares redeemed	(10,285,380)	(191,049,966)	(7,208,641)	(146,350,507)
	(8,262,549)	(153,219,810)	(2,067,303)	(44,567,297)
Service Shares
Shares sold	12,843	237,618	61,950	1,241,007
Reinvestment of distributions	698	12,793	8,748	163,823
Shares redeemed	(37,712)	(695,514)	(50,536)	(1,042,478)
	(24,171)	(445,103)	20,162	362,352
Class IR Shares
Shares sold	305,456	5,694,010	363,452	7,322,119
Reinvestment of distributions	7,210	132,090	52,887	994,803
Shares redeemed	(143,562)	(2,647,968)	(328,703)	(6,595,715)
	169,104	3,178,132	87,636	1,721,207
Class R Shares
Shares sold	27,279	495,837	145,944	2,810,331
Reinvestment of distributions	1,057	19,112	17,558	324,442
Shares redeemed	(72,245)	(1,319,018)	(97,719)	(1,914,365)
	(43,909)	(804,069)	65,783	1,220,408
Class R6 Shares
Shares sold	718	13,436	5,887	132,561
Reinvestment of distributions	28	528	225	4,256
Shares redeemed	(2)	(40)	(4,421)	(98,667)
	744	13,924	1,691	38,150
NET DECREASE	(8,667,250)	$(160,525,297)	(1,782,672)	$(39,099,313)

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Class A
Actual	$1,000	$1,030.60		$7.05	$1,000	$1,089.10		$7.20	$1,000	$999.70		$6.50
Hypothetical 5% return	1,000	1,017.85	+	7.00	1,000	1,017.90	+	6.95	1,000	1,018.30	+	6.56
Class C
Actual	1,000	1,027.00		10.81	1,000	1,086.20		11.07	1,000	996.10		10.20
Hypothetical 5% return	1,000	1,014.13	+	10.74	1,000	1,014.18	+	10.69	1,000	1,014.58	+	10.29
Institutional
Actual	1,000	1,032.50		5.04	1,000	1,092.40		5.14	1,000	1,002.10		4.52
Hypothetical 5% return	1,000	1,019.84	+	5.01	1,000	1,019.89	+	4.96	1,000	1,020.28	+	4.56
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	999.80		6.99
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.80	+	7.05
Class IR
Actual	1,000	1,032.80		5.80	1,000	1,091.30		5.91	1,000	1,001.00		5.26
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,019.14	+	5.71	1,000	1,019.54	+	5.31
Class R
Actual	1,000	1,029.40		8.30	N/A	N/A		N/A	1,000	998.90		7.73
Hypothetical 5% return	1,000	1,016.61	+	8.25	N/A	N/A		N/A	1,000	1,017.06	+	7.80
Class R6
Actual	1,000	1,032.60		4.94	1,000	1,092.60		5.14	1,000	1,001.70		4.42
Hypothetical 5% return	1,000	1,019.93	+	4.91	1,000	1,019.89	+	4.96	1,000	1,020.38	+	4.46

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	1.40%	2.15%	1.00%	N/A	1.15%	1.65%	0.98%
International Real Estate Securities	1.39	2.14	0.99	N/A	1.14	N/A	0.99
Real Estate Securities	1.31	2.06	0.91	1.41%	1.06	1.56	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the International Real Estate Securities Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except the Global Real Estate Securities Fund) ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the International Real Estate Securities Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Global Real Estate Securities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2017. They noted that the International Real Estate Securities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and five-year periods and in the fourth quartile for the three- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They considered that the International Real Estate Securities Fund has a “global” peer group and benchmark that contemplates investments in U.S. and non-U.S. securities, whereas the Fund invests only in non-U.S. securities. The Trustees observed that the Real Estate Securities Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods, in the third quartile for the ten-year period, and in the fourth quartile for the one-year period ended March 31, 2017, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended April 30, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees noted that each Fund’s management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Global Real Estate Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Real Estate Securities Fund	International Real Estate Securities Fund	Global Real Estate Securities Fund
First $1 billion	1.00%	1.05%	1.05%
Next $1 billion	0.90	1.05	0.95
Next $3 billion	0.86	0.95	0.90
Next $3 billion	0.84	0.90	0.88
Over $8 billion	0.82	0.88	0.86

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 100843-TMPL-08/2017-586503 RESSAR-17/4.8K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Managed Futures Strategy

Goldman Sachs Select Satellite Funds

∎	ABSOLUTE RETURN TRACKER

∎	COMMODITY STRATEGY

∎	DYNAMIC ALLOCATION

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 2.99%, 2.61%, 3.36%, 3.16%, 2.83% and 3.25%, respectively. These returns compare to the 2.56% cumulative total return of the Fund’s benchmark, the HFRXTM Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated positive returns during the Reporting Period. Event driven hedge funds performed best during the Reporting Period, with the HFRX Event Driven Index returning 4.61%. Special situations managers gained most, although activist, distressed restructuring and merger arbitrage managers also posted advances. Equity long/short hedge funds also posted solid positive returns during the Reporting Period, with the HFRX Equity Hedge Index returning 3.73%. Within equity long/short hedge funds, fundamental growth managers performed best by some distance, though fundamental value and equity market neutral managers generated positive returns as well. Relative value hedge funds, as measured by the HFRX Relative Value Arbitrage Index, generated a positive, albeit more modest, return of 1.71%. Fixed income-asset-backed managers gained most among relative value hedge funds. Global macro hedge funds struggled, with the HFRX Macro/CTA Index returning -0.75% for the Reporting Period. Among macro hedge funds, systematic diversified CTA managers were among the weakest.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 0.50% for the first month of the new year. The MSCI World Index gained 2.41% in January 2017, while U.S. Treasury yields remained stable, and European government bond yields rose modestly. The U.S. dollar posted steep declines against global currencies, including the euro and Japanese yen. Within commodities, metals and agriculture posted sharp gains, while energy declined, led by natural gas. Hedge funds were mixed across styles in January 2017, with event driven, equity long/short and relative value hedge funds posting gains, while global macro hedge funds declined for the month. Hedge funds remained up overall in February 2017, with the HFRX Global Hedge Fund Index gaining 1.12% for the month. The MSCI World Index gained 2.77% in February 2017, while U.S. and European government bond yields declined across most maturities. In contrast to the prior month, the U.S. dollar gained against the euro, U.K. pound sterling and Swiss franc in February 2017. Within commodities, metals continued to post gains, while natural gas declined. Hedge funds were up across all four major styles in February 2017, with event driven managers the top performers for the fourth month in a row. Hedge funds were flat overall in March 2017, with the HFRX Global Hedge

1

[1]	The HFRXTM Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

Fund Index gaining 0.03% for the month. The MSCI World Index gained 1.07%, and the S&P 500 Index was roughly flat in March 2017, gaining 0.12%. Emerging market equities continued to outperform developed equities, with the MSCI Emerging Market Index gaining 2.52% in March 2017. U.S. Treasury yields increased modestly as did European government bond yields, prompted by the Dutch election and Brexit developments. The U.S. dollar depreciated against many European currencies as well as the Japanese yen. Within commodities, crude oil and metals retreated from February 2017 highs, while natural gas rebounded from its sharp declines in February 2017. Hedge funds were mixed across styles in March 2017, with the equity long/short and event driven indices posting gains for the month, while the global macro and relative value indices lost ground.

Hedge funds posted positive results overall in April 2017. The HFRX Global Hedge Fund Index gained 0.42% for the month. The MSCI World Index and S&P 500 Index gained 1.48% and 1.03%, respectively. First-round results of the French presidential election buoyed global equities as the diminishing risk of populism in Europe reassured markets. U.S. government bond yields declined slightly, while global government bond yields were little changed over the month. The U.S. dollar depreciated overall, and commodities delivered mixed results, with gains in gold and natural gas offset by declines in oil. Hedge funds were mixed but generally positive across styles in April 2017, with equity long/short, event driven and relative value managers posting gains for the month, while global macro hedge funds were slightly down. Hedge funds remained up overall in May 2017, with the HFRX Global Hedge Fund Index gaining 0.24% for the month. In May 2017, the MSCI World Index posted its seventh consecutive month of gains, as equities were reassured by a centrist victory in the French presidential election. U.S. and European bond yields declined over the month, while the U.S. dollar declined against most currencies. Hedge funds were mixed but generally positive across styles in May 2017, with the event driven, relative value and global macro indices posting gains, while the equity long/short index was slightly down.

Hedge funds were slightly up overall in June 2017, with the HFRX Global Hedge Fund Index gaining 0.21% for the month. Equity markets posted mixed performance in June 2017, as U.S. equities posted modest gains, while European equities declined. Government bond yields generally rose on the back of the Fed’s decision to raise interest rates, while the U.S. dollar depreciated against most global currencies. Among commodities, energy continued to decline, while copper and wheat posted gains. Hedge funds were mixed across styles during the month, with equity long/short and relative value managers posting gains, while the global macro index declined for the month and the event driven index was flat.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund’s Equity Long/Short, Event Driven and Relative Value Hedge Fund Sub-Strategies contributed positively to performance on an absolute basis, while the Macro Hedge Fund Sub-Strategy had a rather neutral effect on absolute performance.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) as well as long exposure to emerging market equities contributed the most. Conversely, short exposure to U.S. growth equities and long exposure to energy-related equities detracted most from the Fund’s results.

The Fund’s Event Driven Hedge Fund Sub-Strategy was the second strongest contributor to the Fund’s results during the Reporting Period, with the best performance from short positions in put options on the S&P 500 Index and from long exposure to North American high yield credit. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option).) Short exposure to U.S. small cap equities was

2

PORTFOLIO RESULTS

the only notable detractor from the Sub-Strategy’s results during the Reporting Period.

The Fund’s Relative Value Hedge Fund Sub-Strategy also contributed positively to the Fund’s performance during the Reporting Period. Short positions in put options on the S&P 500 Index as well as long exposure to European high yield credit contributed positively to the Sub-Strategy’s results, while long exposure to Master Limited Partnerships (“MLPs”) detracted.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively, albeit only modestly, to the Fund’s return on an absolute basis. Positive performance from the trend-following strategy was offset by losses in the commodities cross-market momentum strategy.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate, convertible bonds and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to U.S. large cap growth and value equities, a broad commodity index and MLPs. The Fund also used listed put options on the S&P 500 Index to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	There were no significant changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 48% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 22% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 10% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	It was announced during the Reporting Period that Alex Chung, vice president and portfolio manager on the Alternative Investment Strategies (“AIS”) Team within the QIS Team, will be leaving the firm at the end of 2017. As a result, effective July 14, 2017, we will be transitioning Alex’s portfolio management responsibility to other current members of the AIS Team.

Alex shared portfolio management responsibilities for the Fund with Gary Chropuvka and Stephan Kessler. Gary, a managing director and member of the QIS Team since 1999, is the head of the AIS, Customized Beta Strategies and Tax-Advantaged Core Strategies businesses within QIS. Gary has managed the Fund since 2013. Stephan, executive director and head of research for the AIS Team, will also continue to manage the Fund alongside Gary. Stephan has managed the Fund since 2016.

Oliver Bunn, vice president, will join Gary and Stephan in managing the Fund effective July 14, 2017. Oliver has five years of investment experience and has been a member of the AIS Team since 2014.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

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FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	2.99%	2.56%
Class C	2.61	2.56
Institutional	3.36	2.56
Class IR	3.16	2.56
Class R	2.83	2.56
Class R6	3.25	2.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	0.63%	2.27%	0.09%	5/30/08
Class C	4.69	2.66	-0.04	5/30/08
Institutional	7.03	3.85	1.12	5/30/08
Class IR	6.75	3.68	0.96	5/30/08
Class R	6.15	3.16	0.45	5/30/08
Class R6	6.94	N/A	2.59	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.81%
Class C	1.93	2.56
Institutional	0.77	1.39
Class IR	0.93	1.57
Class R	1.43	2.06
Class R6	0.75	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not currently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivative instruments (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

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PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -10.77%, -11.12%, -10.67%, -10.70%, -10.89% and -10.58%, respectively. These returns compare to the -10.24% cumulative total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, experienced a notable correction during the Reporting Period from the robust returns produced during calendar year 2016. By comparison to the S&P GSCI® return of -10.24% for the Reporting Period, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 9.34% and -6.40%, respectively.[1]

We believe the decline in the commodities markets during the Reporting Period can be attributed to several macro factors, primarily centered on global political and monetary policy developments. Optimism surrounding the post-U.S. election reflationary theme that had initially supported commodity prices, particularly metals, weakened as concern grew about the U.S. Administration’s ability to implement its agenda. (A reflationary theme is one related to an actual or anticipated increase in economic activity.) Also, expectations for Chinese demand and economic growth and the rise of anti-establishment candidates in elections around Europe contributed to volatility in the commodities markets. Geopolitical tensions related to North Korea and political drama from the White House supported precious metals markets, but U.S. Federal Reserve (“Fed”) interest rate hikes and subdued inflation expectations served as headwinds.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The industrials metals subsector was the strongest performer during the Reporting Period. The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 8.1% for the Reporting Period overall. Industrial metals rallied primarily during the first quarter of 2017, with aluminum, lead, copper and zinc the strongest performers. Fundamentals for industrial metals had improved based on several factors. These included curbing of aluminum production due to pollution concerns in China, copper supply shocks due to mine strikes, and overall increased expectations for Chinese demand, which was later curtailed in the middle of the Reporting Period with a revision lower of China’s economic growth target. Additionally, supply deficits in zinc markets supported prices. The only exception within the subsector was nickel, which posted a negative return during the Reporting Period.

Precious metals also posted positive returns, with the precious metals subsector of the S&P GSCI® returning 6.9% during the Reporting Period, similarly attributable primarily to the first quarter of 2017. Despite rising interest rates, the gold market benefited from a combination of European and U.S. political uncertainty. In Europe, concern surrounded the rise of anti-establishment candidates in elections in the Netherlands, France, Germany and Italy. In the U.S., the effect of the current Administration’s geopolitical rhetoric had also supported investor interest in precious metals.

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

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PORTFOLIO RESULTS

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The energy component of the S&P GSCI® was weakest, returning -18.8% during the Reporting Period. Declining oil and natural gas prices were the primary drivers of the subsector’s poor performance. At the start of the Reporting Period, milder than normal winter weather in the U.S. pressured natural gas markets, while news of rapidly increasing U.S. crude inventory threatened the effect of production cuts by the Organization of the Petroleum Exporting Countries (“OPEC”), pushing oil prices down. In the second quarter of 2017, natural gas prices suffered further on the back of cooler weather forecasts for the start of summer and on reports of higher daily production. Meanwhile, oil prices were lower, as U.S. inventories remained elevated. The OPEC decision to extend production cuts by nine months, to March 2018, was interpreted as bearish given the market had expected an increase in the amount of the cut. Although OPEC production cuts were extended, a corresponding drop in oil exports had not materialized to the extent expected. Increases in Nigerian and Libyan exports to the U.S. and expectations of increases in U.S. shale oil production were additional factors that weighed on oil prices during the Reporting Period.

Agriculture declined more modestly, with the S&P GSCI® Agriculture Index returning -2.2% for the Reporting Period. However, such a return masks wide diversity within the subsector. Wheat gained strongly, returning 18.3%, and corn returned 2.3% for the Reporting Period. However, soybeans, cotton, sugar, coffee and cocoa all posted negative returns during the Reporting Period, with sugar the weakest commodity within the subsector.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated returns that only modestly underperformed the S&P GSCI® during the Reporting Period. The Fund generally matched the exposures of the S&P GSCI® with no material deviations via commodity index-linked swaps, and thus our enhanced roll-timing strategies had a rather neutral effect on performance during the Reporting Period. Our enhanced cash management strategy added value, albeit modest, during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies, implemented via exposure to commodity index-linked swaps, had a rather neutral effect on the Fund’s performance during the Reporting Period. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. However, throughout the Reporting Period, we maintained the Fund’s position along with the S&P GSCI® in the front month across the stack of commodities curves, a position implemented toward the end of 2016. Since the front month contracts are more sensitive to market dynamics, the Fund’s positions reflected our bullish view on commodity markets.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency

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PORTFOLIO RESULTS

mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	We did not make any significant changes in the Fund’s strategy or allocations during the Reporting Period. The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI® and maintained front month exposures across all commodities to match the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned along with S&P GSCI® in the front month across the stack of commodities curves. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we remained moderately constructive on oil prices in the near term, as we expected inventory draws and short-covering rallies in the next few months. However, we were less constructive with a long-term perspective, as we expect to start seeing a stronger response from U.S. shale producers in 2018, a reaction that, in our view, has already started to come into effect this year. We are, on the other hand, constructive on natural gas prices going forward, as we believe that prices have over-corrected downward in the recent sell-off, despite weather that still looks supportive and production figures ranging on the lower end of guidance.

In the agriculture subsector, we maintained our belief at the end of the Reporting Period that the market is oversupplied, though we were cautious of recent extreme weather that has impacted the protein content for the current wheat crop, which sent prices rallying significantly. Interestingly, the move in wheat prices triggered aggressive rallies across the entire agriculture complex, including in the prices of soybeans and corn. While we believe these moves are likely to be transitory, we are monitoring the market closely, as any additional loss of supply could have a more lasting impact on inventories, keeping prices elevated.

We were moderately constructive on industrial metals at the end of the Reporting Period, particularly on zinc. In our view, zinc is a market in deficit and should remain in deficit in the third quarter of 2017.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

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FUND BASICS

Commodity Strategy Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	S&P GSCI®[2] Total Return Index
Class A	-10.77%	-10.24%
Class C	-11.12	-10.24
Institutional	-10.67	-10.24
Class IR	-10.70	-10.24
Class R	-10.89	-10.24
Class R6	-10.58	-10.24

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	10 Years	Since Inception	Inception Date
Class A	-13.41%	-14.05%	-10.32%	-9.94%	3/30/07
Class C	-10.97	-13.88	-10.58	-10.21	3/30/07
Institutional	-9.12	-12.99	-9.64	-9.27	3/30/07
Class IR	-9.13	-13.01	N/A	-11.42	11/30/07
Class R	-9.61	-13.50	N/A	-11.91	11/30/07
Class R6	-9.01	N/A	N/A	-11.50	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.13%
Class C	1.71	1.88
Institutional	0.62	0.78
Class IR	0.71	0.88
Class R	1.20	1.40
Class R6	0.60	0.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not currently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	Mortgage-backed securities are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

11

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 4.50%, 4.08%, 4.63%, 4.55%, 4.35% and 4.63%, respectively. These returns compare to the 0.43% cumulative total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”). The Fund’s secondary benchmark is the Dynamic Allocation Fund Composite Index, which is composed 60% of the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Bond Index”), returned 7.28% during the same period. The MSCI ACWI IMI and Bloomberg Barclays Bond Index posted cumulative total returns of 11.32% and 1.43%, respectively, during the same period.

The Fund’s overall annualized volatility was 5.26% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 6.86%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund realized positive returns during the Reporting Period. Allocations to U.S. equities, emerging markets equities, Japanese equities, German equities, U.S. fixed income and mortgage real estate investment trusts (“REITs”) contributed most positively to the Fund’s performance. These positive contributors were partially offset by allocations to commodities, Swedish equities, Danish equities, French fixed income, Hong Kong equities and German fixed income, which detracted most from performance, as these assets performed weakly during the Reporting Period.

12

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to manage risk in unstable markets by reducing volatility.

During the Reporting Period, there were no episodes of de-risking decisions made in the Fund, as indicated by MSI readings, and we continued to run the Fund’s portfolio at our long-term risk target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps, currency forwards and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used futures, total return swaps and commodity index-linked structured notes to gain exposure to commodities. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the Reporting Period, the Fund adjusted its exposure to asset classes as market conditions shifted, increasing its exposures to asset classes overall in January and March 2017 and decreasing its exposures to asset classes overall in February, April, May and June 2017. The changes in exposures during the first quarter of 2017 were rather evenly allocated among the U.S. equity, non-U.S. equity and fixed income asset classes. In April 2017, most of the change in total net exposure was due to a decrease in exposure to credit. During May and June 2017, the modest change in exposures was relatively evenly allocated among all asset classes in which the Fund invests.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 2017, Bill Fallon and Ed Tostanoski were no longer portfolio managers of the Fund and Momoko Ono was added as a portfolio manager of the Fund. Momoko has been with the QIS Team since June 2007 and has been involved in managing the Fund since its inception.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of June 2017, the Fund held the majority of its exposure in fixed income and global equities and held less exposure to credit and commodities. Going forward, we believe the Fund’s asset allocations are likely to remain fairly similar, absent major dislocations in the markets.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the most attractive opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

13

FUND BASICS

Dynamic Allocation Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]	Dynamic Allocation Fund Composite Index[3]	MSCI All Country World Index Investable Market Index[4]	Bloomberg Barclays Global Aggregate Bond Index[5]
Class A	4.50%	0.43%	7.28%	11.32%	1.43%
Class C	4.08	0.43	7.28	11.32	1.43
Institutional	4.63	0.43	7.28	11.32	1.43
Class IR	4.55	0.43	7.28	11.32	1.43
Class R	4.35	0.43	7.28	11.32	1.43
Class R6	4.63	0.43	7.28	11.32	1.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index.

[4]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 30, 2017, the MSCI ACWI IMI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate Bond Index (the “Bloomberg Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Bloomberg Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Bloomberg Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Bloomberg Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	3.77%	1.77%	2.30%	1/5/10
Class C	7.99	2.18	2.31	1/5/10
Institutional	10.17	3.34	3.48	1/5/10
Class IR	9.99	3.18	3.32	1/5/10
Class R	9.44	2.68	2.82	1/5/10
Class R6	10.17	N/A	2.69	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.54%
Class C	1.99	2.29
Institutional	0.84	1.14
Class IR	0.99	1.29
Class R	1.49	1.80
Class R6	0.82	1.12

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not currently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.49%, -0.92%, -0.29%, -0.39% and -0.60%, respectively. These returns compare to the 0.43% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 6.43% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 6.94%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall was mostly concentrated in June 2017, although the Fund also generated negative performance in January 2017, albeit by a lesser amount. On the upside, the Fund posted positive performance in February, March, April and May 2017.

During the Reporting Period, short exposure to developed currencies detracted from the Fund’s returns most, especially short exposures to the Canadian dollar and Japanese yen. Positions in commodities also detracted from the Fund’s performance, particularly positions in silver and gold, as these precious metals’ markets saw several sudden price reversals during the first half of 2017.

Conversely, long exposures to developed and emerging markets equities contributed most positively to Fund performance during the Reporting Period. In particular, long exposures to South Korean, U.S., Taiwanese and Hong Kong equities contributed positively. Additionally, positions in event-driven strategies boosted the Fund’s performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures and currency forwards to

17

PORTFOLIO RESULTS

achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/ trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy and contributed positively to the Fund’s absolute returns as a whole during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	In late 2016, equities had rallied, while fixed income prices had declined. Consequently, in January 2017, the Fund was net long a broad basket of international developed market equities, while net short global medium-term and long-term fixed income. Also, due to the U.S. dollar having rallied in late 2016, the Fund was net short developed currencies and had only a modest long exposure to emerging market currencies. As equities continued to rally later in the first quarter of 2017, the Fund maintained its long exposure to global equities and its short exposure to medium-term to long-term global fixed income through the first quarter of 2017. Emerging market currencies continued to appreciate versus the U.S. dollar, and so the Fund increased its long exposure to emerging market currencies in February and March 2017.

Throughout the second quarter of 2017, the Fund maintained its long positions in global equities, as momentum in equity markets persisted. However, as fixed income prices started to stabilize, the Fund shifted from a net short exposure to a net long exposure to global fixed income. Additionally, as the U.S. dollar continued to depreciate against global currencies, the Fund continued to increase its long exposure to emerging market currencies throughout the second quarter of 2017. The Fund also switched from a net short exposure to a net long exposure to developed currencies in June 2017.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 2017, Bill Fallon was no longer a portfolio manager of the Fund and Momoko Ono was added as a portfolio manager of the Fund. Momoko has been with the QIS Team since June 2007 and has been involved in managing the Fund since its inception.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the second half of 2017, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the most attractive opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

18

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	-0.49%	0.43%
Class C	-0.92	0.43
Institutional	-0.29	0.43
Class IR	-0.39	0.43
Class R	-0.60	0.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	-7.44%	1.08%	-0.03%	2/29/12
Class C	-3.78	1.43	0.25	2/29/12
Institutional	-1.62	2.63	1.42	2/29/12
Class IR	-1.74	2.47	1.27	2/29/12
Class R	-2.26	1.96	0.76	2/29/12

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.69%	1.88%
Class C	2.45	2.63
Institutional	1.30	1.48
Class IR	1.45	1.63
Class R	1.95	2.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. These arrangements may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not currently intend to do so. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund, if any, are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

INDEX DEFINITIONS

Index Definitions:

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Global Hedge Fund Index: The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

HFRX Macro/ CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

*Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

21

INDEX DEFINITIONS

MSCI World Index: The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

MSCI Emerging Market Index: MSCI Emerging Markets Index consists of 24 countries representing 10% of world market capitalization. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 24 countries.

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

S&P GSCI® Agriculture Index: The S&P GSCI® Agriculture Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark for investment performance in the agricultural commodity markets.

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

22

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 11.4%
Automobiles & Components – 0.1%
7,800	Adient plc	$509,964
3,730	Lear Corp.	529,958

		1,039,922

Banks – 0.6%
32,800	CIT Group, Inc.	1,597,360
34,600	Citizens Financial Group, Inc.	1,234,528
23,200	Comerica, Inc.	1,699,168
34,100	KeyCorp	639,034
40,800	New York Community Bancorp, Inc.	535,704
50,200	Regions Financial Corp.	734,928
13,136	SunTrust Banks, Inc.	745,074
22,730	Wells Fargo & Co.	1,259,469

		8,445,265

Capital Goods – 0.4%
2,989	3M Co.	622,280
23,100	BWX Technologies, Inc.	1,126,125
4,600	Graco, Inc.	502,688
4,600	Honeywell International, Inc.	613,134
13,227	Johnson Controls International plc	573,523
40,900	KBR, Inc.	622,498
8,700	Owens Corning	582,204
36,500	Quanta Services, Inc.*	1,201,580

		5,844,032

Commercial & Professional Services – 0.1%
22,600	Clean Harbors, Inc.*	1,261,758

Consumer Durables & Apparel – 0.3%
7,400	Carter’s, Inc.	658,230
12,700	Coach, Inc.	601,218
14,600	DR Horton, Inc.	504,722
15,500	Newell Brands, Inc.	831,110
31,600	Under Armour, Inc. Class C*(a)	637,056
3,585	Whirlpool Corp.	686,958

		3,919,294

Consumer Services – 0.4%
29,000	Extended Stay America, Inc.	561,440
19,800	Hilton Worldwide Holdings, Inc.	1,224,630
29,900	International Game Technology plc	547,170
34,500	MGM Resorts International	1,079,505
5,400	Royal Caribbean Cruises Ltd.	589,842
15,700	ServiceMaster Global Holdings, Inc.*	615,283
16,995	Starbucks Corp.	990,978

		5,608,848

Diversified Financials – 0.5%
39,689	Ally Financial, Inc.	829,500
11,639	Berkshire Hathaway, Inc. Class B*	1,971,298
6,900	Capital One Financial Corp.	570,078
5,200	Credit Acceptance Corp.*(a)	1,337,128
27,572	Interactive Brokers Group, Inc. Class A	1,031,744
9,200	Intercontinental Exchange, Inc.	606,464

		6,346,212

Shares	Description	Value
Common Stocks – (continued)
Energy – 0.7%
9,500	Anadarko Petroleum Corp.	430,730
24,800	Antero Resources Corp.*	535,928
22,000	Apache Corp.	1,054,460
7,400	Concho Resources, Inc.*	899,322
10,239	Diamondback Energy, Inc.*	909,326
9,700	Halliburton Co.	414,287
31,500	Kinder Morgan, Inc.	603,540
13,500	ONEOK, Inc.	704,160
28,800	Parsley Energy, Inc. Class A*	799,200
4,263	Pioneer Natural Resources Co.	680,289
24,500	RPC, Inc.(a)	495,145
26,800	Targa Resources Corp.	1,211,360
37,700	WPX Energy, Inc.*	364,182

		9,101,929

Food & Staples Retailing – 0.0%
6,300	Walgreens Boots Alliance, Inc.	493,353

Food, Beverage & Tobacco – 0.2%
60,100	Hain Celestial Group, Inc. (The)*	2,333,082
13,200	Mondelez International, Inc. Class A	570,108

		2,903,190

Health Care Equipment & Services – 0.6%
15,400	Abbott Laboratories	748,594
15,800	Acadia Healthcare Co., Inc.*	780,204
56,400	Allscripts Healthcare Solutions, Inc.*	719,664
6,330	Danaher Corp.	534,189
6,493	HCA Healthcare, Inc.*	566,189
6,200	Laboratory Corp. of America Holdings*	955,668
4,800	McKesson Corp.	789,792
10,000	MEDNAX, Inc.*	603,700
3,600	UnitedHealth Group, Inc.	667,512
12,600	Zimmer Biomet Holdings, Inc.	1,617,840

		7,983,352

Household & Personal Products – 0.2%
32,800	Herbalife Ltd.*(a)	2,339,624
6,600	Procter & Gamble Co. (The)	575,190

		2,914,814

Insurance – 0.1%
9,091	American International Group, Inc.	568,369
12,200	FNF Group	546,926
10,540	MetLife, Inc.	579,068

		1,694,363

Materials – 0.5%
15,800	Alcoa Corp.	515,870
22,300	Axalta Coating Systems Ltd.*	714,492
6,300	Celanese Corp. Series A	598,122
8,800	Dow Chemical Co. (The)	555,016
8,000	Eastman Chemical Co.	671,920
6,300	FMC Corp.	460,215
74,692	Owens-Illinois, Inc.*	1,786,633
16,909	Royal Gold, Inc.	1,321,776
1,700	Sherwin-Williams Co. (The)	596,632

		7,220,676

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 0.4%
23,822	Comcast Corp. Class A	$927,152
18,466	Liberty Broadband Corp. Class C*	1,601,926
14,300	Liberty Media Corp-Liberty SiriusXM*	596,310
26,400	Live Nation Entertainment, Inc.*	920,040
6,800	Walt Disney Co. (The)	722,500

		4,767,928

Pharmaceuticals, Biotechnology & Life Sciences – 1.3%
8,100	Alnylam Pharmaceuticals, Inc.*	646,056
4,553	Amgen, Inc.	784,163
2,800	Biogen, Inc.*	759,808
8,968	Bristol-Myers Squibb Co.	499,697
19,432	Celgene Corp.*	2,523,634
28,632	Gilead Sciences, Inc.	2,026,573
3,800	Incyte Corp.*	478,458
9,949	Johnson & Johnson	1,316,153
16,191	Merck & Co., Inc.	1,037,681
94,173	Neurocrine Biosciences, Inc.*	4,331,958
79,259	Pfizer, Inc.	2,662,310
3,449	Thermo Fisher Scientific, Inc.	601,747
4,800	Vertex Pharmaceuticals, Inc.*	618,576

		18,286,814

Real Estate – 0.5%
8,771	American Tower Corp. (REIT)	1,160,579
6,200	Crown Castle International Corp. (REIT)	621,116
35,700	Forest City Realty Trust, Inc. Class A (REIT)	862,869
5,000	Howard Hughes Corp. (The)*	614,200
4,600	Jones Lang LaSalle, Inc.	575,000
28,100	Quality Care Properties, Inc. (REIT)*	514,511
30,900	Realogy Holdings Corp.	1,002,705
25,400	Weyerhaeuser Co. (REIT)	850,900

		6,201,880

Retailing – 0.6%
3,784	Amazon.com, Inc.*	3,662,912
10,100	Dillard’s, Inc. Class A(a)	582,669
10,874	Dollar General Corp.	783,906
6,615	Dollar Tree, Inc.*	462,521
3,800	Home Depot, Inc. (The)	582,920
93	Liberty Ventures Series A*	4,863
6,800	Lowe’s Cos., Inc.	527,204
5,300	Netflix, Inc.*	791,873

		7,398,868

Semiconductors & Semiconductor Equipment – 0.5%
14,200	Applied Materials, Inc.	586,602
11,427	Broadcom Ltd.	2,663,062
74,100	Marvell Technology Group Ltd.	1,224,132
58,818	Micron Technology, Inc.*	1,756,306
4,700	NVIDIA Corp.	679,432

		6,909,534

Common Stocks – (continued)
Software & Services – 2.1%
11,200	Activision Blizzard, Inc.	644,784
16,300	Akamai Technologies, Inc.*	811,903
3,394	Alphabet, Inc. Class A*	3,155,334
2,535	Alphabet, Inc. Class C*	2,303,631
29,800	Cognizant Technology Solutions Corp. Class A	1,978,720
112,200	Conduent, Inc.*	1,788,468
19,400	eBay, Inc.*	677,448
20,881	Facebook, Inc. Class A*	3,152,614
82,852	FireEye, Inc.*(a)	1,260,179
10,402	Mastercard, Inc. Class A	1,263,323
40,657	Microsoft Corp.	2,802,487
158,400	Nuance Communications, Inc.*	2,757,744
44,051	PayPal Holdings, Inc.*	2,364,217
7,400	salesforce.com, Inc.*	640,840
5,100	Tyler Technologies, Inc.*	895,917
17,894	Visa, Inc. Class A	1,678,099
28,167	Yelp, Inc.*	845,573

		29,021,281

Technology Hardware & Equipment – 1.0%
21,119	Apple, Inc.	3,041,559
20,500	ARRIS International plc*	574,410
22,400	Cisco Systems, Inc.	701,120
33,100	CommScope Holding Co., Inc.*	1,258,793
12,509	EchoStar Corp. Class A*	759,296
400,980	Fitbit, Inc. Class A*(a)	2,129,204
5,200	IPG Photonics Corp.*	754,520
10,200	Motorola Solutions, Inc.	884,748
12,209	Palo Alto Networks, Inc.*	1,633,686
9,200	Western Digital Corp.	815,120
11,200	Zebra Technologies Corp. Class A*	1,125,824

		13,678,280

Telecommunication Services – 0.0%
7,700	T-Mobile US, Inc.*	466,774

Transportation – 0.2%
16,939	Delta Air Lines, Inc.	910,302
10,327	Macquarie Infrastructure Corp.	809,637
6,744	Union Pacific Corp.	734,489

		2,454,428

Utilities – 0.1%
9,252	American Water Works Co., Inc.	721,193

TOTAL COMMON STOCKS
(Cost $136,106,036)		$154,683,988

Exchange Traded Funds – 8.5%
175,756	Energy Select Sector SPDR Fund	$11,410,080
216,683	Health Care Select Sector SPDR Fund	17,169,961
132,564	PowerShares Emerging Markets Sovereign Debt Fund	3,880,148
1,328,442	PowerShares Senior Loan Fund	30,740,148
350,804	SPDR Bloomberg Barclays Convertible Securities Fund	17,406,894

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Exchange Traded Funds – (continued)
25,889	SPDR Dow Jones International Real Estate Fund	$986,371
11,900	SPDR Dow Jones REIT Fund	1,106,462
824,221	Vanguard FTSE Emerging Markets Fund	33,652,943

TOTAL EXCHANGE TRADED FUNDS
(Cost $104,995,039)		$116,353,007

Shares	Distribution Rate	Value
Investment Company(b)(c) – 73.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,003,357,451	0.845%	$1,003,357,451
(Cost $1,003,357,451)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,244,458,526)		$1,274,394,446

Securities Lending Reinvestment Vehicle(b)(c) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,001,950	0.845%	$8,001,950
(Cost $8,001,950)

TOTAL INVESTMENTS – 94.2%
(Cost $1,252,460,476)		$1,282,396,396

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.8%		78,824,309

NET ASSETS – 100.0%		$1,361,220,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
UBS AG	AUD	4,180,000	USD	3,157,482	07/25/17	$3,211,838	$54,356
	CHF	3,840,000	USD	3,948,391	07/25/17	4,010,002	61,611
	HUF	676,540,000	USD	2,440,780	07/25/17	2,504,097	63,317
	IDR	52,957,130,000	USD	3,933,823	07/03/17	3,973,523	39,700
	ILS	21,510,000	USD	6,075,322	07/25/17	6,171,089	95,767
	INR	437,790,000	USD	6,755,314	07/26/17	6,757,231	1,917
	MXN	87,790,000	USD	4,809,378	07/25/17	4,820,622	11,244
	NZD	7,760,000	USD	5,602,510	07/25/17	5,684,398	81,888
	PLN	10,150,000	USD	2,665,755	07/25/17	2,738,770	73,015
	RUB	96,260,000	USD	1,593,642	07/26/17	1,624,840	31,198
	TRY	14,500,000	USD	4,069,714	07/25/17	4,097,370	27,656
	TWD	70,460,000	USD	2,315,037	07/26/17	2,317,815	2,778
	USD	1,427,920	JPY	158,690,000	07/25/17	1,412,177	15,743
	USD	1,604,136	PHP	80,680,000	07/26/17	1,595,443	8,693
	ZAR	22,310,000	USD	1,696,570	07/25/17	1,699,042	2,472
TOTAL							$571,355

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
UBS AG	IDR	71,994,350,000	USD	5,391,270	07/26/17	$5,387,337	$(3,933)
	USD	2,751,242	GBP	2,170,000	07/25/17	2,828,257	(77,015)
	USD	3,972,778	IDR	52,957,130,000	07/03/17	3,973,523	(745)
	USD	1,375,070	NOK	11,600,000	07/25/17	1,390,059	(14,989)
	USD	1,752,938	PHP	88,760,000	07/26/17	1,755,224	(2,286)
	ZAR	21,770,000	USD	1,658,136	07/25/17	1,657,918	(218)
TOTAL							$(99,186)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	23	September 2017	$17,602,278	$633
90 Day Bank Bill	47	December 2017	35,967,223	626
90 Day Bank Bill	46	March 2018	35,195,914	(1,983)
90 Day Eurodollar	(1)	September 2017	(246,613)	(2)
90 Day Eurodollar	(47)	December 2017	(11,576,688)	5,279
90 Day Eurodollar	(1)	March 2018	(246,100)	10
90 Day Eurodollar	29	June 2018	7,131,463	(3,954)
90 Day Eurodollar	48	September 2018	11,794,800	(6,011)
90 Day Eurodollar	48	December 2018	11,784,000	(6,598)
90 Day Eurodollar	53	March 2019	13,004,213	(6,822)
90 Day Eurodollar	55	June 2019	13,486,688	(8,065)
90 Day Sterling	16	September 2017	2,594,350	1,458
90 Day Sterling	19	December 2017	3,077,852	72

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Sterling	20	March 2018	$3,237,240	$(1,410)
90 Day Sterling	15	June 2018	2,425,976	(1,901)
90 Day Sterling	21	September 2018	3,394,315	(3,722)
90 Day Sterling	22	December 2018	3,554,158	(3,676)
90 Day Sterling	19	March 2019	3,068,263	(2,118)
90 Day Sterling	21	June 2019	3,389,529	(7,555)
Amsterdam Index	25	July 2017	2,892,495	(90,981)
Bank Acceptance Futures	(49)	September 2017	(9,332,973)	9,683
Bank Acceptance Futures	(61)	December 2017	(11,601,548)	17,100
Bank Acceptance Futures	(62)	March 2018	(11,781,578)	16,517
Brent Crude Futures	(59)	July 2017	(2,877,430)	(103,258)
CAC 40 Index	53	July 2017	3,097,220	(74,619)
Corn Futures	(76)	September 2017	(1,447,800)	(50,582)
DAX Index	22	September 2017	7,739,208	(307,241)
Euro CHF 3-Month ICE	(32)	September 2017	(8,402,962)	3,427
Euro CHF 3-Month ICE	(24)	December 2017	(6,300,344)	3,691
Euro CHF 3-Month ICE	(18)	March 2018	(4,723,850)	2,329
EURO STOXX 50 Index	1,560	September 2017	61,131,979	(2,489,361)
Euro-Bobl	126	September 2017	18,953,065	(149,581)
Euro-BTP	42	September 2017	6,482,706	54,812
Euro-Bund	139	September 2017	25,698,295	(373,006)
Euro-Buxl	6	September 2017	1,120,586	(23,717)
Euro-OAT	51	September 2017	8,648,908	(67,298)
Euro-Schatz	98	September 2017	12,519,449	(5,757)
FTSE 100 Index	267	September 2017	25,186,093	(690,830)
FTSE/JSE Top 40 Index	(39)	September 2017	(1,361,818)	(13,476)
Gasoline RBOB Futures	(26)	July 2017	(1,652,960)	(31,740)
Gold 100 oz. Futures	(3)	August 2017	(372,690)	(8)
Hang Seng Index	30	July 2017	4,915,497	(20,271)
H-Shares Index	36	July 2017	2,350,447	(26,573)
IBEX 35 Index	21	July 2017	2,495,871	(80,303)
KOSPI 200 Index	66	September 2017	4,512,389	59,743
Live Cattle Futures	27	August 2017	1,256,040	(59,481)
LME Copper Futures	21	September 2017	1,423,275	77,117
LME Lead Futures	24	August 2017	1,374,000	(176)
LME Primary Aluminum Futures	55	July 2017	2,626,938	11,627
LME Primary Aluminum Futures	(55)	July 2017	(2,626,938)	(14,223)
LME Primary Aluminum Futures	58	August 2017	2,775,663	14,070
LME Zinc Futures	21	August 2017	1,447,688	1,263
Long Gilt	68	September 2017	11,121,308	(184,209)
Low Sulphur Gas Oil Futures	(33)	August 2017	(1,438,800)	(39,666)
MSCI Taiwan Index	90	July 2017	3,467,700	(47,025)
NASDAQ 100 E-mini Index	131	September 2017	14,810,205	(173,506)
Natural Gas Futures	(48)	July 2017	(1,456,800)	(57,732)
NY Harbor ULSD Futures	(23)	July 2017	(1,432,675)	(51,454)
OMX Stockholm 30 Index	166	July 2017	3,158,053	(94,716)
Russell 2000 Mini Index	299	September 2017	21,143,785	(49,788)
S&P 500 E-Mini Index	(112)	September 2017	(13,557,040)	49,703
S&P Mid Cap 400 E-mini Index	30	September 2017	5,238,300	(32,173)
S&P/TSX 60 Index	15	September 2017	2,057,064	(21,265)
SET50 Index	405	September 2017	2,365,858	(9,239)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
SGX Nifty 50 Equity Index	167	July 2017	$3,179,179	$(38,401)
Silver Futures	(18)	September 2017	(1,496,430)	(17,830)
Soybean Futures	(87)	November 2017	(4,153,163)	(82,915)
TSE TOPIX Index	109	September 2017	15,617,115	108,657
U.S. Long Bonds	73	September 2017	11,219,188	(5,795)
Wheat Futures	(60)	September 2017	(1,578,000)	(202,145)
WTI Crude Oil Futures	(89)	July 2017	(4,097,560)	(87,095)
2 Year U.S. Treasury Notes	46	September 2017	9,941,031	(11,324)
5 Year U.S. Treasury Notes	169	September 2017	19,914,273	(46,233)
10 Year Australian Government Bonds	75	September 2017	7,451,178	(98,707)
10 Year Canadian Government Bonds	45	September 2017	4,877,198	(88,334)
10 Year Japanese Government Bonds	3	September 2017	4,003,823	(11,222)
10 Year U.S. Treasury Notes	249	September 2017	31,257,281	(108,990)
TOTAL				$(5,848,246)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$117,800	5.000%	06/20/22	3.390%	$8,114,731	$193,406
CDX North America Investment Grade Index	9,550	1.000	06/20/22	0.605	143,124	37,078
iTraxx Europe Crossover Index	46,200	5.000	06/20/22	2.475	4,719,712	1,420,504
iTraxx Europe Index	9,650	1.000	06/20/22	0.563	145,552	95,016
TOTAL					$13,123,119	$1,746,004

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Deutsche Bank AG	Alerian MLP Index Total Return(b)	$11,548	(1.170)%	07/27/17	$(663,270)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return(b)	12,429	1.186	11/24/17	(277,527)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return(b)	5,502	1.296	11/24/17	76,900
Deutsche Bank AG	Russell Top 200 Value Index Total Return(b)	5,438	(1.296)	11/24/17	11,851
Deutsche Bank AG	Russell Top 200 Value Index Total Return(b)	13,051	(1.186)	11/24/17	368,496
JPMorgan Chase Bank NA	Bloomberg Roll Select Commodity Total Return Index(c)	1,590	0.000	08/22/17	79,930
TOTAL					$(403,620)

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.
(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(c)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.

WRITTEN OPTIONS CONTRACTS — At June 30, 2017, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	54	$2,125	July 2017	$(3,240)
	52	2,150	July 2017	(3,796)
	51	2,175	July 2017	(4,182)
	146	2,200	July 2017	(20,280)
	48	2,250	July 2017	(8,544)
	46	2,300	July 2017	(13,340)
	45	2,325	July 2017	(13,500)
	44	2,350	July 2017	(24,640)
	44	2,125	August 2017	(12,100)
	43	2,150	August 2017	(13,416)
	42	2,175	August 2017	(16,002)
	41	2,200	August 2017	(17,630)
	40	2,225	August 2017	(22,400)
	40	2,250	August 2017	(27,000)
	39	2,275	August 2017	(31,395)
	38	2,300	August 2017	(37,240)
	37	2,325	August 2017	(45,325)
	36	2,350	August 2017	(56,160)
	36	2,375	August 2017	(70,560)
	61	2,200	September 2017	(53,375)
	60	2,225	September 2017	(60,900)
	59	2,250	September 2017	(74,340)
	57	2,275	September 2017	(78,090)
	56	2,300	September 2017	(92,792)
	55	2,325	September 2017	(108,625)
	54	2,350	September 2017	(125,820)
	53	2,375	September 2017	(159,795)
	52	2,400	September 2017	(189,280)
	51	2,425	September 2017	(221,850)
Total (Premiums Received $3,644,132)	1,480			$(1,605,617)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2017, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2016	1,058	$2,908,757
Contracts written	2,892	7,176,917
Contracts bought to close	(37)	(104,786)
Contracts expired	(2,433)	(6,336,756)
Contracts Outstanding June 30, 2017	1,480	$3,644,132

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 4.8%
FHLMC – 2.5%
$507	5.000%	01/01/18	$511
6,548	5.000	02/01/18	6,601
5,500	5.000	03/01/18	5,553
3,449	5.000	04/01/18	3,487
2,616	5.000	05/01/18	2,645
2,403	5.000	06/01/18	2,433
5,866	5.000	07/01/18	5,947
899	5.000	08/01/18	913
1,262	5.000	10/01/18	1,283
1,933	5.000	11/01/18	1,967
295	5.000	02/01/19	302
47,815	5.500	01/01/20	49,296
59,316	5.000	11/01/25	64,389
120,678	5.000	08/01/28	130,998
15,741	5.000	01/01/33	17,197
1,298	5.000	03/01/33	1,412
7,899	5.000	04/01/33	8,594
1,794	5.000	05/01/33	1,951
5,032	5.000	06/01/33	5,474
30,622	5.000	07/01/33	33,315
42,940	5.000	08/01/33	46,733
3,931	5.000	09/01/33	4,277
9,048	5.000	10/01/33	9,844
22,529	5.000	11/01/33	24,511
10,711	5.000	12/01/33	11,652
10,166	5.000	01/01/34	11,060
30,424	5.000	02/01/34	33,140
14,311	5.000	03/01/34	15,637
19,343	5.000	04/01/34	21,135
36,756	5.000	05/01/34	39,997
443,460	5.000	06/01/34	482,754
5,857	5.000	11/01/34	6,400
124,902	5.000	04/01/35	135,885
2,187,075	5.000	07/01/35	2,389,676
12,325	5.000	11/01/35	13,409
87,371	5.000	03/01/36	95,779
37,683	5.000	03/01/37	41,273
94,343	5.000	12/01/37	103,341
177,911	5.000	02/01/38	193,710
459,157	5.000	03/01/38	499,929
234,129	5.000	07/01/38	254,919
222,067	5.000	11/01/38	241,786
520,082	5.000	12/01/38	569,595
289,485	5.000	01/01/39	315,191
67,542	5.000	02/01/39	73,540
1,683,909	7.000	02/01/39	1,949,753
475,971	5.000	06/01/41	521,089

			8,450,283

FNMA – 2.3%
3,985	5.000	03/01/18	4,021
16,474	5.000	04/01/18	16,646
158	5.500	01/01/19	161
8,337	5.500	02/01/19	8,495
9,528	5.500	03/01/19	9,740
4,476	5.500	04/01/19	4,563
4,653	5.500	05/01/19	4,775
20,284	5.500	06/01/19	20,717
60,645	5.500	07/01/19	61,958

Mortgage-Backed Securities – (continued)
FNMA – (continued)
58,343	5.500	08/01/19	59,682
52,738	5.500	09/01/19	54,295
14,348	5.500	10/01/19	14,753
18,364	5.500	11/01/19	18,904
27,305	5.500	12/01/19	28,097
2,265	5.500	01/01/20	2,343
894	5.500	06/01/20	914
332,193	5.500	07/01/20	342,746
7,072	6.000	03/01/34	8,009
26,134	6.000	08/01/34	29,644
118,799	6.000	08/01/35	135,382
114,787	6.000	09/01/35	131,041
72,459	6.000	10/01/35	82,688
203,860	6.000	11/01/35	232,626
738,085	6.000	03/01/36	841,619
5,904	6.000	06/01/36	6,736
1,378,281	6.000	09/01/36	1,549,117
229,127	6.000	12/01/36	260,852
20,751	6.000	02/01/37	23,647
2,267	6.000	04/01/37	2,572
6,048	6.000	05/01/37	6,891
102,132	6.000	06/01/37	116,358
94,649	6.000	07/01/37	107,398
353,321	6.000	08/01/37	401,007
81,928	6.000	09/01/37	92,959
20,032	6.000	10/01/37	22,727
113,680	5.000	11/01/37	124,867
71,307	6.000	11/01/37	81,291
2,763	6.000	12/01/37	3,162
355,396	6.000	01/01/38	402,944
63,907	6.000	03/01/38	73,051
13,409	6.000	04/01/38	15,233
25,607	6.000	05/01/38	29,084
2,096	6.000	09/01/38	2,391
100,389	6.000	10/01/38	114,572
4,234	6.000	12/01/38	4,807
3,496	6.000	01/01/39	3,966
968,259	7.000	03/01/39	1,121,368
13,322	4.000	08/01/39	14,066
38,279	4.500	02/01/40	41,056
4,324	6.000	04/01/40	4,906
188,156	6.000	06/01/40	213,494
415,017	6.000	05/01/41	472,173
294,206	5.000	07/01/41	322,627
188,483	4.500	08/01/41	203,178

			7,952,319

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $16,154,440)			$16,402,602

Collateralized Mortgage Obligations – 9.1%
Agency Multi-Family(a) – 6.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$5,860,364

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Agency Multi-Family(a) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
$16,400,000	3.034%	10/25/20	$16,924,087

			22,784,451

Regular Floater(a)(b) – 0.9%
FHLMC REMIC Series 3371, Class FA
249,755	1.759	09/15/37	252,158
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A
403,555	1.534	10/07/20	404,233
NCUA Guaranteed Notes Trust Series 2010-R2, Class 1A
504,591	1.454	11/06/17	504,591
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
1,341,958	1.484	02/06/20	1,343,111
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
808,729	1.517	03/11/20	809,455
NCUA Guaranteed Notes Trust Series 2011-R4, Class 1A
126,159	1.464	03/06/20	126,159

			3,439,707

Sequential Fixed Rate – 1.6%
FHLMC REMIC Series 2755, Class ZA(b)
576,483	5.000	02/15/34	632,823
FHLMC REMIC Series 4273, Class PD(b)
1,634,873	6.500	11/15/43	1,884,396
FNMA REMIC Series 2012-111, Class B
511,623	7.000	10/25/42	589,880
FNMA REMIC Series 2012-153, Class B
1,771,610	7.000	07/25/42	2,050,601

			5,157,700

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $31,483,983)			$31,381,858

Asset-Backed Securities(a)(b) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$33,885	7.000%	09/25/37	$34,408
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
88,471	6.809	09/25/37	91,162
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
279,599	1.446	12/07/20	279,778

			405,348

TOTAL ASSET-BACKED SECURITIES
(Cost $402,184)			$405,348

U.S. Treasury Obligations – 25.7%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/42	$1,087,460
2,000,000	3.625	02/15/44	2,305,020
7,700,000	3.000 (c)	11/15/44	7,948,249
5,170,000	3.000	05/15/45	5,329,857
2,220,000	3.000	11/15/45	2,287,488

U.S. Treasury Obligations – (continued)
U.S. Treasury Bonds – (continued)
1,350,000	2.875	11/15/46	1,357,897
580,000	3.000	05/15/47	598,821
U.S. Treasury Inflation Indexed Notes (TIPS)
4,548,583	0.125	04/15/18	4,534,391
U.S. Treasury Notes
7,100,000	0.875	05/31/18	7,074,582
13,100,000	1.625	06/30/20	13,125,545
9,200,000	1.750	12/31/20	9,228,980
4,280,000	1.375	04/30/21	4,225,815
6,600,000	2.250	04/30/21	6,728,965
2,720,000	1.125	06/30/21	2,654,992
6,620,000	1.125	07/31/21	6,453,242
5,800,000	1.750	09/30/22	5,747,916
3,700,000	1.875	10/31/22	3,687,198
770,000	2.250	01/31/24	777,292
1,280,000	2.000	04/30/24	1,270,349
910,000	2.000	05/31/24	902,611
1,620,000	2.000	06/30/24	1,605,695

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $88,337,697)			$88,932,365

Shares	Distribution Rate	Value
Investment Company(a)(d) – 44.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
152,438,772	0.845%	$152,438,772
(Cost $152,438,772)

TOTAL INVESTMENTS – 83.8%
(Cost $288,817,076)		$289,560,945

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.2%		55,866,214

NET ASSETS – 100.0%		$345,427,159

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation-Protected Securities

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	(49)	December 2018	$(12,029,500)	$(16,061)
U.S. Long Bonds	(15)	September 2017	(2,305,313)	(22,270)
U.S. Ultra Long Treasury Bonds	(155)	September 2017	(25,710,625)	(414,588)
2 Year U.S. Treasury Notes	(131)	September 2017	(28,310,328)	34,056
5 Year U.S. Treasury Notes	(792)	September 2017	(93,326,063)	193,560
10 Year U.S. Treasury Notes	204	September 2017	25,608,375	(69,404)
TOTAL				$(294,707)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$26,470	12/20/19	2.250%	3 Month LIBOR	$69,206	$25,346
1,000	07/03/23	3 Month LIBOR	2.143%	11	289
2,360	07/03/28	2.378	3 Month LIBOR	38	(5,469)
3,830	12/20/28	3 Month LIBOR	2.790	(2,035)	(110,745)
600	09/20/47	3 Month LIBOR	2.500	(11,793)	17,100
1,000	07/03/48	3 Month LIBOR	2.560	36	3,904
TOTAL				$55,463	$(69,575)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2017.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Macquarie Bank Ltd.	S&P GSCI Energy 1 Month Forward Index	$99,181	(0.15)%	08/15/17	$(1,647,975)
Merrill Lynch International	S&P GSCI Energy 1 Month Forward Index	119,359	(0.15)	11/22/17	(2,308,348)
Societe Generale SA	S&P GSCI Energy 1 Month Forward Index	100,193	(0.13)	12/15/17	2,909,509
UBS AG	S&P GSCI Energy 1 Month Forward Index	35,143	(0.15)	02/23/18	(655,109)
TOTAL					$(1,701,923)

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 15.6%
Automobiles & Components – 1.3%
25,700	Bridgestone Corp.	$1,111,051
1,743	Cie Generale des Etablissements Michelin	231,983
992	Continental AG	214,599
82,000	Mazda Motor Corp.	1,152,009
11,210	Peugeot SA	223,412
32,700	Subaru Corp.	1,108,794
63,100	Sumitomo Rubber Industries Ltd.	1,068,631

		5,110,479

Banks – 2.4%
110,496	Banco de Sabadell SA	224,810
129,000	Bank of Kyoto Ltd. (The)	1,222,412
3,178	BNP Paribas SA	228,793
21,493	Commerzbank AG*	256,646
14,623	Credit Agricole SA	235,553
202,300	Gunma Bank Ltd. (The)	1,218,195
89,000	Japan Post Bank Co. Ltd.	1,142,506
282,800	Mebuki Financial Group, Inc.	1,055,902
631,600	Mizuho Financial Group, Inc.	1,158,022
15,067	Regions Financial Corp.	220,581
4,264	Societe Generale SA	229,939
30,200	Sumitomo Mitsui Financial Group, Inc.	1,179,143
32,700	Sumitomo Mitsui Trust Holdings, Inc.	1,174,561

		9,547,063

Capital Goods – 0.9%
1,206	Acuity Brands, Inc.	245,156
2,011	Carlisle Cos., Inc.	191,849
206,000	Fuji Electric Co. Ltd.	1,089,589
12,774	Leonardo SpA	212,684
77,000	Mitsubishi Electric Corp.	1,113,620
2,931	Schneider Electric SE*	225,246
1,244	Snap-on, Inc.	196,552
3,279	WESCO International, Inc.*	187,887
1,166	WW Grainger, Inc.	210,498

		3,673,081

Commercial & Professional Services – 0.1%
3,905	Randstad Holding NV	227,666
4,360	Robert Half International, Inc.	208,975

		436,641

Consumer Durables & Apparel – 1.4%
782	Christian Dior SE	223,603
67,300	Iida Group Holdings Co. Ltd.	1,123,338
5,880	Michael Kors Holdings Ltd.*	213,150
84,600	Panasonic Corp.	1,152,697
2,381	Pandora A/S	222,206
1,927	PVH Corp.	220,641
2,932	Ralph Lauren Corp.	216,382
87,600	Sega Sammy Holdings, Inc.	1,181,042
61,900	Sekisui Chemical Co. Ltd.	1,110,699

		5,663,758

Common Stocks – (continued)
Diversified Financials – 0.0%
5,334	Legg Mason, Inc.	203,545

Energy – 0.6%
38,200	Idemitsu Kosan Co. Ltd.	1,086,740
121,000	Inpex Corp.	1,168,311

		2,255,051

Food & Staples Retailing – 0.5%
8,594	Carrefour SA(a)	217,273
2,574	CVS Health Corp.	207,104
10,282	Koninklijke Ahold Delhaize NV	196,255
9,600	Tsuruha Holdings, Inc.	1,020,132
5,773	Whole Foods Market, Inc.	243,101

		1,883,865

Food, Beverage & Tobacco – 0.2%
10,956	Flowers Foods, Inc.	189,648
5,937	Hormel Foods Corp.	202,511
3,480	Tyson Foods, Inc. Class A	217,953

		610,112

Health Care Equipment & Services – 0.3%
3,087	DaVita, Inc.*	199,914
2,334	Fresenius Medical Care AG & Co. KGaA	225,223
1,449	Laboratory Corp. of America Holdings*	223,349
3,692	MEDNAX, Inc.*	222,886
1,855	Quest Diagnostics, Inc.	206,202

		1,077,574

Household & Personal Products – 0.1%
1,582	Henkel AG & Co. KGaA (Preference)(b)	218,148
3,596	Nu Skin Enterprises, Inc. Class A	225,973

		444,121

Insurance – 0.3%
45,497	Aegon NV	232,850
91,200	Japan Post Holdings Co. Ltd.	1,134,471

		1,367,321

Materials – 1.6%
2,649	Akzo Nobel NV	230,380
114,000	Asahi Kasei Corp.	1,229,868
93,800	Daicel Corp.	1,172,385
144,500	Mitsubishi Chemical Holdings Corp.	1,203,939
2,714	Reliance Steel & Aluminum Co.	197,606
206,000	Sumitomo Chemical Co. Ltd.	1,190,638
121,000	Tosoh Corp.	1,247,052

		6,471,868

Media – 0.0%
14,006	TEGNA, Inc.	201,826

Pharmaceuticals, Biotechnology & Life Sciences – 1.0%
6,108	Akorn, Inc.*	204,862
88,000	Astellas Pharma, Inc.	1,078,590
1,650	Bayer AG (Registered)	213,857

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
784	Biogen, Inc.*	$212,746
3,529	Bioverativ, Inc.*	212,340
3,097	Gilead Sciences, Inc.	219,206
19,700	Kaken Pharmaceutical Co. Ltd.	1,075,666
5,118	Novo Nordisk A/S Class B	219,906
6,269	Pfizer, Inc.	210,576
822	Roche Holding AG	210,033
1,609	United Therapeutics Corp.*	208,736

		4,066,518

Real Estate – 0.3%
191,700	Leopalace21 Corp.	1,192,510

Retailing – 0.9%
18,700	ABC-Mart, Inc.	1,102,032
5,093	AutoNation, Inc.*(a)	214,721
5,821	Bed Bath & Beyond, Inc.	176,958
3,521	Foot Locker, Inc.	173,515
9,021	GameStop Corp. Class A	194,944
9,004	Hennes & Mauritz AB Class B	224,488
8,700	Shimamura Co. Ltd.	1,066,550
22,286	Staples, Inc.	224,420
10,903	Urban Outfitters, Inc.*	202,142

		3,579,770

Semiconductors & Semiconductor Equipment – 0.1%
5,581	Intel Corp.	188,303
3,445	QUALCOMM, Inc.	190,233

		378,536

Software & Services – 0.8%
2,158	Capgemini SE	222,927
51,000	DeNA Co. Ltd.	1,146,248
151,000	Fujitsu Ltd.	1,116,836
3,828	Gemalto NV	229,592
4,311	Manhattan Associates, Inc.*	207,187
2,677	Synopsys, Inc.*	195,234
7,423	Teradata Corp.*	218,904

		3,336,928

Technology Hardware & Equipment – 1.8%
2,683	Arrow Electronics, Inc.*	210,401
16,006	Brocade Communications Systems, Inc.	201,836
47,500	Brother Industries Ltd.	1,100,244
6,385	Cisco Systems, Inc.	199,850
1,564	F5 Networks, Inc.*	198,722
30,300	FUJIFILM Holdings Corp.	1,092,541
11,818	Hewlett Packard Enterprise Co.	196,061
181,000	Hitachi Ltd.	1,115,990
6,724	Juniper Networks, Inc.	187,465
139,500	Konica Minolta, Inc.	1,163,828
5,203	NetApp, Inc.	208,380
17,800	TDK Corp.	1,176,614
7,263	Xerox Corp.	208,666

		7,260,598

Common Stocks – (continued)
Telecommunication Services – 0.3%
45,500	NTT DOCOMO, Inc.	1,076,106
241,626	Telecom Italia SpA*	223,546

		1,299,652

Transportation – 0.6%
3,015	CH Robinson Worldwide, Inc.	207,070
11,337	Deutsche Lufthansa AG (Registered)	258,365
6,119	Deutsche Post AG (Registered)	229,697
29,428	International Consolidated Airlines Group SA	233,814
38,200	Japan Airlines Co. Ltd.	1,183,271
8,918	JetBlue Airways Corp.*	203,598

		2,315,815

Utilities – 0.1%
42,543	Enel SpA	228,179

TOTAL COMMON STOCKS
(Cost $58,590,980)		$62,604,811

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(c) – 3.0%
U.S. Treasury Inflation Indexed Notes (TIPS)
$12,366,903	0.375%	01/15/27	$12,156,912
(Cost $12,337,542)

Shares	Distribution Rate	Value
Investment Company(d)(e) – 72.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
293,105,652	0.845%	$293,105,652
(Cost $293,105,652)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $364,034,174)		$367,867,375

Securities Lending Reinvestment Vehicle(d)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
163,400	0.845%	$163,400
(Cost $163,400)

TOTAL INVESTMENTS – 91.5%
(Cost $364,197,574)		$368,030,775

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.5%		34,308,049

NET ASSETS – 100.0%		$402,338,824

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
TIPS	—Treasury Inflation-Protected Securities

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark krone
EUR	—Euro Dollar
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	CHF	10,000	USD	10,308	09/20/17	$10,480	$172
	DKK	50,000	USD	7,532	09/20/17	7,714	182
	NOK	100,000	USD	11,774	09/20/17	11,997	223
	SEK	150,000	USD	17,234	09/20/17	17,885	651
	USD	49,491,414	JPY	5,430,000,000	09/20/17	48,442,838	1,048,576
TOTAL							$1,049,804

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	JPY	20,000,000	USD	179,690	09/20/17	$178,427	$(1,263)
	USD	2,293,155	CHF	2,200,000	09/20/17	2,305,846	(12,691)
	USD	2,512,682	DKK	16,531,093	09/20/17	2,550,406	(37,724)
	USD	7,951,201	EUR	7,040,000	09/20/17	8,074,001	(122,800)
	USD	2,040,191	NOK	17,300,000	09/20/17	2,075,356	(35,165)
	USD	2,269,237	SEK	19,650,000	09/20/17	2,342,838	(73,601)
TOTAL							$(283,244)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	54	July 2017	$6,247,789	$(215,117)
CAC 40 Index	130	July 2017	7,596,954	(172,170)
CBOE Volatility Index	(83)	July 2017	(1,022,975)	48,352
Cocoa Futures	(12)	September 2017	(232,800)	8,004
Coffee ‘C’ Futures	(7)	September 2017	(329,963)	10,610
Corn Futures	(31)	September 2017	(590,550)	8,043
Cotton No. 2 Futures	17	December 2017	583,015	(36,299)
DAX Index	30	September 2017	10,553,466	(336,300)
Euro-BTP	109	September 2017	16,824,166	124,057
Euro-Bund	38	September 2017	7,025,433	(115,414)
Euro-OAT	218	September 2017	36,969,842	(447,523)
Feeder Cattle Futures	11	August 2017	813,588	18,007
FTSE 100 Index	235	September 2017	22,167,535	(650,342)
FTSE/MIB Index	39	September 2017	4,565,522	(86,144)
Gasoline RBOB Futures	(1)	July 2017	(63,575)	636
Gold 100 oz. Futures	1	August 2017	124,230	(3,378)
Hang Seng Index	25	July 2017	4,096,248	7,625
IBEX 35 Index	31	July 2017	3,684,381	(125,488)
KC HRW Wheat Futures	(13)	September 2017	(344,175)	(46,679)
Lean Hogs Futures	(6)	August 2017	(201,000)	(6,813)
Live Cattle Futures	8	August 2017	372,160	(21,509)
LME Copper Futures	1	July 2017	148,075	9,873
LME Copper Futures	(1)	July 2017	(148,075)	(9,527)
LME Nickel Futures	4	July 2017	224,520	8,775
LME Nickel Futures	(4)	July 2017	(224,520)	(9,609)
LME Nickel Futures	4	August 2017	224,916	9,591
LME Primary Aluminum Futures	15	July 2017	716,438	(748)
LME Primary Aluminum Futures	(15)	July 2017	(716,438)	(3,973)
LME Primary Aluminum Futures	15	August 2017	717,844	3,996
LME Zinc Futures	3	July 2017	206,756	14,843
LME Zinc Futures	(3)	July 2017	(206,756)	(20,013)
LME Zinc Futures	3	August 2017	206,813	19,737
Long Gilt	55	September 2017	8,995,175	(133,344)
Low Sulphur Gas Oil Futures	(2)	August 2017	(87,200)	(2,404)
mini MSCI Emerging Markets Index Futures	378	September 2017	19,056,870	96,524
Natural Gas Futures	(2)	July 2017	(60,700)	337
NY Harbor ULSD Futures	(4)	July 2017	(249,161)	(6,798)
OMX Stockholm 30 Index	118	July 2017	2,244,881	(64,257)
Russell 2000 Mini Index	(14)	September 2017	(990,010)	12,584
S&P 500 E-Mini Index	1,117	September 2017	135,207,265	(524,367)
S&P/TSX 60 Index	62	September 2017	8,502,529	(152,769)
Silver Futures	(1)	September 2017	(83,135)	5,512
Soybean Futures	(7)	November 2017	(334,163)	(6,496)
SPI 200 Index	40	September 2017	4,341,821	22,089
Sugar #11 (World) Futures	(37)	September 2017	(572,286)	(1,713)
TSE TOPIX Index	(165)	September 2017	(23,640,587)	(98,876)
Wheat Futures	(9)	September 2017	(236,700)	(32,765)
WTI Crude Oil Futures	(10)	July 2017	(460,400)	14,672
10 Year Australian Government Bonds	(5)	September 2017	(496,745)	7,719
10 Year Canadian Government Bonds	(36)	September 2017	(3,901,758)	112,367
10 Year Japanese Government Bonds	45	September 2017	60,057,346	(222,169)
TOTAL				$(2,989,051)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain
Protection Sold:
Markit CDX North America Investment Grade Index	$45,250	1.000%	06/20/22	0.605%	$757,638	$96,200

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$78,850	09/20/27	2.000%	3 Month LIBOR	$(1,381,735)	$(745,084)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2017.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Barclays Bank PLC	S&P GSCI Total Return Index(b)	$4,851	(0.050)%	02/15/18	$120,957
Deutsche Bank AG	FTSE NAREIT Mortgage Index(c)	10,457	(1.289)	06/25/18	(145,354)
JPMorgan Chase Bank NA	S&P GSCI Total Return Index(b)	8,218	—	02/01/18	(153,687)
TOTAL					$(178,084)

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.
(b)	The Fund pays/receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(c)	The Fund pays/receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(b) – 77.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
91,639,677	0.845%	$91,639,677

TOTAL INVESTMENTS – 77.4%
(Cost $91,639,677)		$91,639,677

OTHER ASSETS IN EXCESS OF LIABILITIES – 22.6%		26,690,815

NET ASSETS – 100.0%		$118,330,492

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BUBOR	— Budapest Interbank Offered Rate
EURIBOR	— Euro Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	4,820,000	USD	3,644,151	09/20/17	$3,700,988	$56,837
	BRL	2,860,000	USD	851,761	08/02/17	857,749	5,988
	CAD	171,600	USD	132,214	07/05/17	132,326	112
	CAD	452,000	USD	336,278	09/20/17	348,985	12,707
	CZK	133,600,000	USD	5,741,315	09/20/17	5,871,884	130,569
	EUR	43,000	USD	49,101	07/03/17	49,113	12
	EUR	7,626,000	USD	8,602,695	09/20/17	8,746,068	143,373
	GBP	231,000	USD	300,001	07/03/17	300,866	865
	GBP	6,325,000	USD	8,180,971	09/20/17	8,257,928	76,957
	HUF	1,436,000,000	USD	5,245,026	09/20/17	5,327,970	82,944
	MXN	61,029,000	USD	3,284,660	09/20/17	3,321,395	36,735
	NOK	15,400,000	USD	1,839,206	09/20/17	1,847,426	8,220
	NZD	8,660,000	USD	6,237,794	09/20/17	6,336,910	99,116
	PLN	16,950,000	USD	4,523,571	09/20/17	4,572,506	48,935
	SEK	31,600,000	USD	3,675,896	09/20/17	3,767,617	91,721
	TRY	2,050,000	USD	561,444	09/20/17	569,781	8,337
	USD	776,935	BRL	2,560,000	07/05/17	772,737	4,198
	USD	2,090,090	COP	6,380,000,000	09/20/17	2,072,033	18,057
	USD	1,010,771	EUR	880,000	09/20/17	1,009,250	1,521
	USD	6,468,438	JPY	717,554,000	09/20/17	6,401,537	66,901
	USD	1,940,035	KRW	2,200,000,000	09/20/17	1,923,216	16,819
	USD	824,750	MXN	14,988,000	09/20/17	815,695	9,055
	USD	1,251,147	RUB	75,000,000	09/20/17	1,251,030	117
	USD	181,119	ZAR	2,362,000	09/20/17	178,179	2,940
TOTAL							$923,036

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	7,740,000	USD	2,347,589	07/05/17	$2,336,322	$(11,267)
	COP	9,482,000,000	USD	3,224,896	09/20/17	3,079,469	(145,427)
	IDR	79,920,000,000	USD	5,960,620	09/20/17	5,945,009	(15,611)
	INR	386,000,000	USD	5,936,397	09/20/17	5,920,805	(15,592)
	JPY	246,871,000	USD	2,252,584	09/20/17	2,202,418	(50,166)
	KRW	5,980,000,000	USD	5,354,860	09/20/17	5,227,651	(127,209)
	MXN	8,000,000	USD	442,673	09/20/17	435,385	(7,288)
	MYR	18,300,000	USD	4,284,505	09/20/17	4,240,676	(43,829)
	RUB	189,000,000	USD	3,264,108	09/20/17	3,152,595	(111,513)
	TRY	2,480,000	USD	692,737	09/20/17	689,296	(3,441)
	USD	3,633,342	AUD	4,820,000	09/20/17	3,700,988	(67,646)
	USD	1,550,580	BRL	5,180,000	07/05/17	1,563,584	(13,004)
	USD	719,705	BRL	2,400,000	08/02/17	719,790	(85)
	USD	8,020,045	CAD	10,812,000	09/20/17	8,347,849	(327,804)
	USD	542,652	CHF	521,000	09/20/17	546,066	(3,414)
	USD	790,750	CLP	530,000,000	09/20/17	796,591	(5,841)
	USD	886,443	CZK	20,279,000	09/20/17	891,288	(4,845)
	USD	42,566	EUR	37,300	07/03/17	42,602	(36)
	USD	2,281,804	EUR	2,020,000	09/20/17	2,316,688	(34,884)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	USD	6,408,722	GBP	4,994,250	09/20/17	$6,520,499	$(111,777)
	USD	791,849	HUF	214,366,000	09/20/17	795,359	(3,510)
	USD	2,121,425	NOK	17,900,000	09/20/17	2,147,333	(25,908)
	USD	968,047	PLN	3,607,000	09/20/17	973,040	(4,993)
	USD	104,300	SEK	880,000	07/05/17	104,455	(155)
	USD	1,455,420	SEK	12,591,600	09/20/17	1,501,277	(45,857)
	ZAR	31,360,000	USD	2,398,419	09/20/17	2,365,659	(32,760)
TOTAL							$(1,213,862)

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	37	July 2017	$4,280,892	$(72,601)
BIST 30 Index	1,129	August 2017	4,034,263	4,978
Brent Crude Futures	(20)	July 2017	(975,400)	10,280
CAC 40 Index	71	July 2017	4,149,105	(48,537)
Coffee ‘C’ Futures	(18)	September 2017	(848,475)	25,615
Corn Futures	(58)	September 2017	(1,104,900)	(38,714)
Cotton No. 2 Futures	(16)	December 2017	(548,720)	(12,941)
DAX Index	12	September 2017	4,221,386	(64,122)
DJIA Mini E-CBOT	21	September 2017	2,236,500	17,183
Feeder Cattle Futures	8	August 2017	591,700	24,686
FTSE 100 Index	45	September 2017	4,244,847	(59,990)
FTSE/JSE Top 40 Index	(147)	September 2017	(5,133,005)	2,139
FTSE/MIB Index	31	September 2017	3,629,005	(27,686)
Gasoline RBOB Futures	(16)	July 2017	(1,017,206)	1,661
Gold 100 oz. Futures	27	August 2017	3,354,210	(20,344)
Hang Seng Index	26	July 2017	4,260,098	2,334
H-Shares Index	72	July 2017	4,700,895	(12,213)
IBEX 35 Index	32	July 2017	3,803,232	(55,315)
KC HRW Wheat Futures	(1)	September 2017	(26,475)	(3,591)
KOSPI 200 Index	77	September 2017	5,264,454	117,992
Lean Hogs Futures	34	August 2017	1,139,000	38,508
Live Cattle Futures	16	August 2017	744,320	(44,896)
LME Copper Futures	4	July 2017	592,300	36,541
LME Copper Futures	(4)	July 2017	(592,300)	(24,959)
LME Copper Futures	12	August 2017	1,779,450	38,172
LME Copper Futures	(1)	August 2017	(148,288)	123
LME Lead Futures	10	July 2017	570,500	36,351
LME Lead Futures	(10)	July 2017	(570,500)	(46,273)
LME Lead Futures	15	August 2017	858,750	(3,710)
LME Lead Futures	(11)	August 2017	(629,750)	(47,876)
LME Nickel Futures	21	July 2017	1,178,730	50,351
LME Nickel Futures	(21)	July 2017	(1,178,730)	(45,607)
LME Nickel Futures	2	August 2017	112,458	613
LME Nickel Futures	(23)	August 2017	(1,293,267)	(52,572)
LME Primary Aluminum Futures	37	July 2017	1,767,213	5,232
LME Primary Aluminum Futures	(37)	July 2017	(1,767,213)	(9,799)
LME Primary Aluminum Futures	37	August 2017	1,770,681	9,857

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
LME Primary Aluminum Futures	(23)	August 2017	$(1,100,694)	$(31,248)
LME Zinc Futures	10	July 2017	689,188	42,551
LME Zinc Futures	(10)	July 2017	(689,188)	(33,099)
LME Zinc Futures	10	August 2017	689,375	8,283
LME Zinc Futures	(7)	August 2017	(482,563)	(32,541)
Low Sulphur Gas Oil Futures	(24)	August 2017	(1,046,400)	(17,673)
MSCI Taiwan Index	134	July 2017	5,163,020	11,075
NASDAQ 100 E-mini Index	18	September 2017	2,034,990	(82,741)
Natural Gas Futures	(105)	July 2017	(3,186,750)	36,543
Nikkei 225 Index	11	September 2017	1,957,946	(6,655)
NY Harbor ULSD Futures	(18)	July 2017	(1,121,224)	(28,315)
OMX Stockholm 30 Index	222	July 2017	4,223,420	(59,149)
Russell 2000 Mini Index	27	September 2017	1,909,305	(10,441)
S&P 500 E-Mini Index	36	September 2017	4,357,620	(8,122)
S&P/TSX 60 Index	6	September 2017	822,825	(15,806)
SET50 Index	846	September 2017	4,942,015	(2,522)
SGX Nifty 50 Equity Index	261	July 2017	4,968,657	(48,967)
Silver Futures	(29)	September 2017	(2,410,915)	117,505
Soybean Futures	(23)	November 2017	(1,097,963)	(22,883)
SPI 200 Index	34	September 2017	3,690,548	881
Sugar #11 (World) Futures	(53)	September 2017	(819,762)	6,079
TSE TOPIX Index	29	September 2017	4,155,012	3,764
Wheat Futures	(1)	September 2017	(26,300)	(3,641)
WTI Crude Oil Futures	(21)	July 2017	(966,840)	17,642
TOTAL				$(428,610)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	299,210	09/20/18	0.000%	6 Month EURIBOR	$(72,441)	$753,602
GBP	274,000	09/20/18	0.500	6 Month LIBOR	(959,142)	474,063
SEK	2,848,150	09/20/18	0.000	3 Month STIBOR	(128,822)	1,442,703
	$16,780	09/20/18	3 Month LIBOR	1.400	—	18,461
EUR	58,150	09/20/19	0.000	6 Month EURIBOR	(44,145)	149,335
GBP	75,950	09/20/19	6 Month LIBOR	0.500	332,661	171,686
JPY	11,893,120	09/20/19	6 Month LIBOR	0.000	244	109,340
	$8,670	09/20/19	1.500	3 Month LIBOR	(17,327)	(11,972)
CZK	92,570	09/20/22	6 Month PRIBOR	1.000	(73,986)	79,647
HUF	3,583,270	09/20/22	2.000	6 Month BUBOR	269,964	245,173
MXN	26,810	09/20/22	7.750	1 Month TIIE	73,867	(12,868)
PLN	50,620	09/20/22	2.750	6 Month WIBOR	263,194	(49,972)
ZAR	163,620	09/20/22	8.000	3 Month JIBAR	155,709	94,029
CAD	7,060	09/20/27	1.750	3 Month BA	(143,956)	(44,554)
CHF	1,870	09/20/27	0.250	6 Month LIBOR	22,458	(27,797)
EUR	18,700	09/20/27	1.000	6 Month EURIBOR	61,122	27,670
GBP	48,950	09/20/27	1.000	6 Month LIBOR	(1,237,563)	(1,109,813)
JPY	2,756,990	09/20/27	0.250	6 Month LIBOR	(26,058)	(41,881)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	69,820	09/20/27	1.250%	3 Month STIBOR	$(52,342)	$15,928
	$52,110	09/20/27	2.000	3 Month LIBOR	(953,993)	(451,569)
EUR	12,190	09/20/47	6 Month EURIBOR	1.500	104,995	91,223
GBP	10,460	09/20/47	6 Month LIBOR	1.250	(855,588)	2,094,896
JPY	51,050	09/20/47	6 Month LIBOR	1.000	(792)	(18,889)
	$22,420	09/20/47	3 Month LIBOR	2.250	813,176	612,688
	TOTAL				$(2,468,765)	$4,611,129

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2017.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Assets and Liabilities(a)

June 30, 2017 (Unaudited)

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $241,101,075, $136,378,304, $70,928,522 and $0)(b)	$271,036,995	$137,122,173	$74,761,723	$—
Investments in affiliated issuers, at value (cost $1,003,357,451, $152,438,772, $293,105,652 and $91,639,677)	1,003,357,451	152,438,772	293,105,652	91,639,677
Investments in affiliated securities lending reinvestment vehicle, at value (cost $8,001,950, $0, $163,400 and $0)	8,001,950	—	163,400	—
Cash	21,299,238	19,068,986	3,580,970	5,385,449
Foreign currencies, at value (cost $161,237, $0, $14,932,343 and $5,993,928)	165,512	—	15,343,842	6,264,255
Receivables:
Collateral on certain derivative contracts(c)	66,236,435	36,266,072	16,470,699	17,577,964
Fund shares sold	4,394,471	1,045,653	145,083	775,442
Dividends and interest	698,426	478,264	243,109	57,762
Reimbursement from investment adviser	34,030	18,744	39,564	10,232
Securities lending income	8,697	—	3,474	—
Investments sold	—	2,088,268	—	—
Foreign tax reclaims	—	—	286,200	—
Unrealized gain on forward foreign currency exchange contracts	571,355	—	1,049,804	923,036
Unrealized gain on swap contracts	537,177	2,909,509	120,957	—
Variation margin on certain derivative contracts	204,927	207,586	—	—
Other assets	2,831	1,090	1,413	462
Total assets	1,376,549,495	351,645,117	405,315,890	122,634,279

Liabilities:
Variation margin on certain derivative contracts	2,365,801	14,542	674,678	2,071,701
Written options, at value (premiums received $3,644,132, $0, $0 and $0)	1,605,617	—	—	—
Unrealized loss on swap contracts	940,797	4,611,432	299,041	—
Unrealized loss on forward foreign currency exchange contracts	99,186	—	283,244	1,213,862
Payables:
Payable upon return of securities loaned	8,001,950	—	163,400	—
Fund shares redeemed	1,289,599	1,034,266	328,107	743,513
Management fees	644,384	115,984	230,373	85,806
Distribution and Service fees and Transfer Agency fees	71,585	28,625	37,585	12,472
Collateral on certain derivative contracts(c)	—	—	640,000	—
Accrued expenses	309,871	413,109	320,638	176,433
Total liabilities	15,328,790	6,217,958	2,977,066	4,303,787

Net Assets:
Paid-in capital	1,301,379,915	441,696,946	378,948,212	114,159,786
Undistributed (distributions in excess of) net investment income (loss)	2,009,087	15,037,507	2,173,725	(2,717,697)
Accumulated net realized gain (loss)	29,904,344	(109,984,958)	20,029,507	2,860,129
Net unrealized gain (loss)	27,927,359	(1,322,336)	1,187,380	4,028,274
NET ASSETS	$1,361,220,705	$345,427,159	$402,338,824	$118,330,492
Net Assets:
Class A	$25,899,598	$46,641,577	$18,695,905	$7,857,950
Class C	12,322,088	2,884,564	17,069,225	3,143,644
Institutional	1,272,017,698	280,460,608	356,325,250	83,725,302
Class IR	46,384,377	10,891,330	10,225,605	23,162,238
Class R	2,561,283	3,176,661	12,316	441,358
Class R6	2,035,661	1,372,419	10,523	—
Total Net Assets	$1,361,220,705	$345,427,159	$402,338,824	$118,330,492
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,787,005	4,484,196	1,787,459	780,197
Class C	1,424,187	290,995	1,717,423	323,976
Institutional	133,392,581	26,699,550	33,540,333	8,156,784
Class IR	4,902,529	1,036,433	967,001	2,272,744
Class R	282,249	309,955	1,193	44,377
Class R6	213,617	130,610	991	—
Net asset value, offering and redemption price per share:(d)
Class A	$9.29	$10.40	$10.46	$10.07
Class C	8.65	9.91	9.94	9.70
Institutional	9.54	10.50	10.62	10.26
Class IR	9.46	10.51	10.57	10.19
Class R	9.07	10.25	10.32	9.95
Class R6	9.53	10.51	10.62	—

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSFLtd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $7,672,101 and $160,300 for the Absolute Return Tracker and Dynamic Allocation Funds, respectively.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$16,718,457	$38,917,926	$10,600,052
Commodity Strategy	—	—	—	36,266,072
Dynamic Allocation	(640,000)	9,458,280	—	7,012,419
Managed Futures Strategy	3,270,000	6,512,225	—	7,795,739

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds is $9.83, $10.89, $11.07 and $10.66 respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Operations(a)

For the Six Months Ended June 30, 2017 (Unaudited)

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund
Investment income:
Dividends — affiliated issuers (net of foreign taxes withheld of $0, $0, $763 and $12,598)	$2,589,504	$562,007	$748,420	$317,274
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $203,141 and $0)	2,343,411	—	2,002,937	—
Securities lending income — affiliated issuer	40,042	—	9,863	—
Interest	—	1,560,570	186,227	—
Total investment income	4,972,957	2,122,577	2,947,447	317,274

Expenses:
Management fees	6,658,348	932,495	2,171,219	720,095
Transfer Agency fees(b)	292,323	105,548	133,157	58,675
Distribution and Service fees(b)	108,460	90,197	119,431	33,245
Professional fees	108,136	87,442	105,919	97,066
Custody, accounting and administrative services	95,550	74,693	80,862	45,636
Registration fees	50,264	44,422	40,411	34,006
Printing and mailing costs	42,491	68,813	26,459	16,433
Trustee fees	9,025	8,549	8,593	8,288
Other	13,844	6,720	8,727	40,518
Total expenses	7,378,441	1,418,879	2,694,778	1,053,962
Less — expense reductions	(3,475,886)	(314,824)	(733,266)	(142,620)
Net expenses	3,902,555	1,104,055	1,961,512	911,342
NET INVESTMENT INCOME (LOSS)	1,070,402	1,018,522	985,935	(594,068)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	5,948,027	(204,107)	21,285,032	7,950
Futures contracts	11,695,403	(1,356,600)	11,145,541	5,702,728
Swap contracts	6,460,298	(22,213,242)	(615,554)	2,505,228
Forward foreign currency exchange contracts	(2,248,129)	—	(4,130,291)	(1,337,045)
Foreign currency transactions	816,266	—	873,445	46,606
Written options	6,374,633	—	—	—
Net change in unrealized gain (loss) on:
Investments	15,290,387	1,045,842	(4,834,464)	—
Futures contracts	(7,903,499)	(540,492)	(3,277,157)	(1,198,163)
Swap contracts	(2,702,377)	(19,769,642)	3,928,146	(3,334,774)
Forward foreign currency exchange contracts	611,098	—	(1,887,442)	(1,772,578)
Foreign currency translation	119,833	—	264,484	(78,697)
Written options	740,440	—	—	—
Net realized and unrealized gain (loss)	35,202,380	(43,038,241)	22,751,740	541,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,272,782	$(42,019,719)	$23,737,675	$(52,813)

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	$38,325	$64,468	$5,667	$29,127	$12,249	$219,522	$29,123	$2,154	$148
Commodity Strategy	64,216	16,674	9,307	33,392	2,167	60,417	6,977	2,420	175
Dynamic Allocation	26,457	92,944	30	20,108	17,659	86,722	8,655	11	2
Managed Futures Strategy	14,706	17,563	976	11,177	3,337	20,838	22,952	371	—

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income (loss)	$1,070,402	$(597,179)
Net realized gain (loss)	29,046,498	29,724,314
Net change in unrealized gain (loss)	6,155,882	14,089,271
Net increase (decrease) in net assets resulting from operations	36,272,782	43,216,406

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	(2,285,243)
Class IR Shares	—	(18,317)
Class R Shares	—	—
Class R6 Shares	—	(70)
From net realized gains
Class A Shares	—	(151,811)
Class C Shares	—	(59,552)
Institutional Shares	—	(3,675,019)
Class IR Shares	—	(52,287)
Class R Shares	—	(9,261)
Class R6 Shares	—	(107)
Total distributions to shareholders	—	(6,251,667)

From share transactions:
Proceeds from sales of shares	506,844,786	402,601,286
Reinvestment of distributions	—	3,768,394
Cost of shares redeemed	(220,580,484)	(588,323,678)
Net increase (decrease) in net assets resulting from share transactions	286,264,302	(181,953,998)
TOTAL INCREASE (DECREASE)	322,537,084	(144,989,259)

Net assets:
Beginning of period	1,038,683,621	1,183,672,880
End of period	$1,361,220,705	$1,038,683,621
Undistributed (distributions in excess of) net investment income (loss)	$2,009,087	$938,685

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund		Dynamic Allocation Fund		Managed Futures Strategy Fund
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$1,018,522	$2,211,663	$985,935	$1,069,834	$(594,068)	$(1,860,022)
(23,773,949)	(2,921,887)	28,558,173	22,184,990	6,925,467	(6,515,314)
(19,264,292)	63,958,889	(5,806,433)	10,065,824	(6,384,212)	4,699,660
(42,019,719)	63,248,665	23,737,675	33,320,648	(52,813)	(3,675,676)

(97,498)	(331,991)	—	—	—	—
(1,077,899)	(2,713,328)	—	—	—	(121,239)
(37,626)	(51,647)	—	—	—	—
(1,983)	(13,598)	—	—	—	—
(5,350)	(14,801)	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(1,220,356)	(3,125,365)	—	—	—	(121,239)

126,877,147	218,297,206	34,994,709	73,600,104	37,069,204	147,911,012
924,912	2,112,059	—	—	—	116,199
(141,797,820)	(496,045,017)	(178,761,793)	(176,375,763)	(77,166,889)	(107,312,430)
(13,995,761)	(275,635,752)	(143,767,084)	(102,775,659)	(40,097,685)	40,714,781
(57,235,836)	(215,512,452)	(120,029,409)	(69,455,011)	(40,150,498)	36,917,866

402,662,995	618,175,447	522,368,233	591,823,244	158,480,990	121,563,124
$345,427,159	$402,662,995	$402,338,824	$522,368,233	$118,330,492	$158,480,990
$15,037,507	$15,239,341	$2,173,725	$1,187,790	$(2,717,697)	$(2,123,629)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$9.02	$(0.01)	$0.28	$0.27	$—	$—	$—
2017 - C	8.43	(0.04)	0.26	0.22	—	—	—
2017 - Institutional	9.23	0.01	0.30	0.31	—	—	—
2017 - IR	9.17	— (e)	0.29	0.29	—	—	—
2017 - R	8.82	(0.02)	0.27	0.25	—	—	—
2017 - R6	9.23	0.01	0.29	0.30	—	—	—
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	8.67	(0.04)	0.43	0.39	—	(0.04)	(0.04)
2016 - C	8.17	(0.10)	0.40	0.30	—	(0.04)	(0.04)
2016 - Institutional	8.86	— (e)	0.43	0.43	(0.02)	(0.04)	(0.06)
2016 - IR	8.80	(0.01)	0.43	0.42	(0.01)	(0.04)	(0.05)
2016 - R	8.50	(0.06)	0.42	0.36	—	(0.04)	(0.04)
2016 - R6	8.86	— (e)	0.43	0.43	(0.02)	(0.04)	(0.06)
2015 - A	9.01	(0.07)	(0.15)	(0.22)	(0.02)	(0.10)	(0.12)
2015 - C	8.54	(0.13)	(0.14)	(0.27)	—	(0.10)	(0.10)
2015 - Institutional	9.22	(0.03)	(0.17)	(0.20)	(0.06)	(0.10)	(0.16)
2015 - IR	9.15	(0.04)	(0.16)	(0.20)	(0.05)	(0.10)	(0.15)
2015 - R	8.85	(0.09)	(0.15)	(0.24)	(0.01)	(0.10)	(0.11)
2015 - R6 (Commenced July 31, 2015)	9.30	(0.01)	(0.26)	(0.27)	(0.07)	(0.10)	(0.17)
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.29	2.99%	$25,900	1.04	%(d)	1.63	%(d)	(0.21	)%(d)	40%
8.65	2.61	12,322	1.79	(d)	2.38	(d)	(0.95	)(d)	40
9.54	3.36	1,272,018	0.64	(d)	1.23	(d)	0.21	(d)	40
9.46	3.16	46,384	0.78	(d)	1.37	(d)	0.07	(d)	40
9.07	2.83	2,561	1.29	(d)	1.88	(d)	(0.45	)(d)	40
9.53	3.25	2,036	0.62	(d)	1.20	(d)	0.24	(d)	40

9.02	4.45	38,886	1.03		1.66		(0.43)		130
8.43	3.62	13,490	1.78		2.41		(1.18)		130
9.23	4.82	970,838	0.62		1.24		(0.02)		130
9.17	4.75	13,245	0.78		1.42		(0.13)		130
8.82	4.19	2,197	1.28		1.91		(0.66)		130
9.23	4.85	27	0.64		1.24		0.01		130
8.67	(2.45)	45,207	1.04		1.60		(0.74)		213
8.17	(3.20)	18,329	1.79		2.35		(1.51)		213
8.86	(2.18)	1,111,353	0.64		1.20		(0.36)		213
8.80	(2.23)	6,755	0.79		1.35		(0.49)		213
8.50	(2.71)	2,019	1.29		1.85		(0.97)		213
8.86	(2.98)	10	0.64	(d)	1.21	(d)	(0.22	)(d)	213
9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163
8.95	2.30	133,654	1.55		1.59		(1.44)		79
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$11.68	$0.01	$(1.27)	$(1.26)	$(0.02)
2017 - C	11.15	(0.03)	(1.21)	(1.24)	—
2017 - Institutional	11.80	0.03	(1.29)	(1.26)	(0.04)
2017 - IR	11.81	0.03	(1.29)	(1.26)	(0.04)
2017 - R	11.51	— (e)	(1.25)	(1.25)	(0.01)
2017 - R6	11.80	0.03	(1.28)	(1.25)	(0.04)

FOR THE FISCAL YEARS ENDED DECEMBER 31,*
2016 - A	10.49	0.02	1.23	1.25	(0.06)
2016 - C	10.04	(0.06)	1.17	1.11	—
2016 - Institutional	10.59	0.06	1.25	1.31	(0.10)
2016 - IR	10.60	0.05	1.25	1.30	(0.09)
2016 - R	10.35	(0.01)	1.21	1.20	(0.04)
2016 - R6	10.60	0.06	1.24	1.30	(0.10)
2015 - A	15.58	(0.03)	(5.04)	(5.07)	(0.02)
2015 - C	14.99	(0.13)	(4.82)	(4.95)	—
2015 - Institutional	15.72	0.02	(5.10)	(5.08)	(0.05)
2015 - IR	15.74	— (e)	(5.08)	(5.08)	(0.06)
2015 - R	15.38	(0.06)	(4.97)	(5.03)	— (e)
2015 - R6 (Commenced August 31, 2015)	13.48	0.02	(2.86)	(2.84)	(0.04)
2014 - A	22.54	(0.13)	(6.83)	(6.96)	—
2014 - C	21.85	(0.26)	(6.60)	(6.86)	—
2014 - Institutional	22.69	(0.04)	(6.91)	(6.95)	(0.02)
2014 - IR	22.72	(0.05)	(6.93)	(6.98)	— (e)
2014 - R	22.31	(0.16)	(6.77)	(6.93)	—
2013 - A	22.94	(0.21)	(0.19)	(0.40)	—
2013 - C	22.40	(0.36)	(0.19)	(0.55)	—
2013 - Institutional	23.01	(0.13)	(0.19)	(0.32)	—
2013 - IR	23.06	(0.15)	(0.19)	(0.34)	—
2013 - R	22.76	(0.25)	(0.20)	(0.45)	—
2012 - A	23.53	(0.14)	(0.29)	(0.43)	(0.16)
2012 - C	23.12	(0.32)	(0.28)	(0.60)	(0.12)
2012 - Institutional	23.56	(0.07)	(0.28)	(0.35)	(0.20)
2012 - IR	23.63	(0.11)	(0.28)	(0.39)	(0.18)
2012 - R	23.38	(0.20)	(0.27)	(0.47)	(0.15)

*	All per share amounts representing data prior to November 6, 2015 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.40	(10.77)%	$46,642	0.87	%(d)	1.04	%(d)	0.27	%(d)	41%
9.91	(11.12)	2,885	1.62	(d)	1.79	(d)	(0.48	)(d)	41
10.50	(10.67)	280,461	0.53	(d)	0.70	(d)	0.61	(d)	41
10.51	(10.70)	10,891	0.62	(d)	0.78	(d)	0.54	(d)	41
10.25	(10.89)	3,177	1.12	(d)	1.29	(d)	0.02	(d)	41
10.51	(10.58)	1,372	0.51	(d)	0.68	(d)	0.63	(d)	41

11.68	11.91	60,944	0.90		1.07		0.19		145
11.15	11.02	3,858	1.65		1.82		(0.56)		145
11.80	12.32	326,270	0.56		0.72		0.53		145
11.81	12.21	5,265	0.65		0.82		0.44		145
11.51	11.60	4,419	1.14		1.34		(0.07)		145
11.80	12.25	1,907	0.54		0.72		0.54		145
10.49	(32.43)	58,901	0.85		0.97		(0.21)		506
10.04	(32.95)	4,578	1.60		1.72		(0.97)		506
10.59	(32.38)	544,699	0.51		0.63		0.12		506
10.60	(32.15)	6,699	0.60		0.72		0.03		506
10.35	(32.88)	1,963	1.10		1.23		(0.44)		506
10.60	(21.23)	1,336	0.51	(d)	0.64	(d)	0.35	(d)	506
15.58	(31.03)	85,200	0.88		0.95		(0.59)		234
14.99	(31.32)	8,149	1.62		1.71		(1.27)		234
15.72	(30.62)	764,809	0.53		0.62		(0.17)		234
15.74	(30.80)	7,740	0.61		0.71		(0.24)		234
15.38	(31.00)	1,542	1.12		1.21		(0.77)		234
22.54	(1.57)	401,248	0.92		0.95		(0.91)		266
21.85	(2.50)	11,444	1.67		1.70		(1.64)		266
22.69	(1.39)	1,039,008	0.58		0.61		(0.56)		266
22.72	(1.39)	7,991	0.67		0.70		(0.64)		266
22.31	(1.93)	1,528	1.17		1.20		(1.13)		266
22.94	(1.91)	353,082	0.92		0.96		(0.59)		690
22.40	(2.64)	13,994	1.67		1.71		(1.39)		690
23.01	(1.57)	742,974	0.58		0.62		(0.29)		690
23.06	(1.81)	7,045	0.67		0.71		(0.45)		690
22.76	(2.14)	1,450	1.17		1.21		(0.86)		690

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$10.01	$— (d)	$0.45	$0.45	$—	$—	$—
2017 - C	9.55	(0.03)	0.42	0.39	—	—	—
2017 - Institutional	10.15	0.02	0.45	0.47	—	—	—
2017 - IR	10.11	0.02	0.44	0.46	—	—	—
2017 - R	9.89	(0.01)	0.44	0.43	—	—	—
2017 - R6	10.15	0.03	0.44	0.47	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	9.45	(0.01)	0.57	0.56	—	—	—
2016 - C	9.08	(0.08)	0.55	0.47	—	—	—
2016 - Institutional	9.54	0.03	0.58	0.61	—	—	—
2016 - IR	9.52	0.01	0.58	0.59	—	—	—
2016 - R	9.36	(0.04)	0.57	0.53	—	—	—
2016 - R6	9.54	0.02	0.59	0.61	—	—	—
2015 - A	10.49	(0.04)	(0.71)	(0.75)	(0.01)	(0.28)	(0.29)
2015 - C	10.15	(0.11)	(0.68)	(0.79)	—	(0.28)	(0.28)
2015 - Institutional	10.61	— (d)	(0.72)	(0.72)	(0.07)	(0.28)	(0.35)
2015 - IR	10.57	(0.01)	(0.72)	(0.73)	(0.04)	(0.28)	(0.32)
2015 - R	10.40	(0.05)	(0.71)	(0.76)	—	(0.28)	(0.28)
2015 - R6 (Commenced August 3, 2015)	10.46	(0.01)	(0.56)	(0.57)	(0.07)	(0.28)	(0.35)
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (d)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.46	4.50%	$18,696	1.15	%(e)	1.45	%(e)	0.04	%(e)	146%
9.94	4.08	17,069	1.90	(e)	2.20	(e)	(0.66	)(e)	146
10.62	4.63	356,325	0.75	(e)	1.05	(e)	0.47	(e)	146
10.57	4.55	10,226	0.90	(e)	1.20	(e)	0.46	(e)	146
10.32	4.35	12	1.38	(e)	1.70	(e)	(0.12	)(e)	146
10.62	4.63	11	0.73	(e)	1.00	(e)	0.52	(e)	146

10.01	5.91	27,566	1.15		1.45		(0.13)		272
9.55	5.16	20,123	1.90		2.20		(0.88)		272
10.15	6.38	468,924	0.75		1.05		0.27		272
10.11	6.18	5,733	0.90		1.20		0.10		272
9.89	5.65	12	1.40		1.71		(0.39)		272
10.15	6.38	10	0.77		1.02		0.24		272
9.45	(7.17)	43,167	1.13		1.43		(0.39)		241
9.08	(7.82)	27,914	1.88		2.18		(1.14)		241
9.54	(6.84)	510,789	0.73		1.03		—	(f)	241
9.52	(6.90)	9,933	0.88		1.18		(0.14)		241
9.36	(7.35)	11	1.33		1.65		(0.49)		241
9.54	(5.48)	9	0.77	(e)	0.97	(e)	(0.21	)(e)	241
10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$10.12	$(0.06)	$0.01	$(0.05)	$—	$—	$—
2017 - C	9.79	(0.10)	0.01	(0.09)	—	—	—
2017 - Institutional	10.29	(0.04)	0.01	(0.03)	—	—	—
2017 - IR	10.23	(0.04)	—	(0.04)	—	—	—
2017 - R	10.00	(0.07)	0.02	(0.05)	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	10.21	(0.14)	0.05	(0.09)	—	—	—
2016 - C	9.95	(0.21)	0.05	(0.16)	—	—	—
2016 - Institutional	10.36	(0.10)	0.04	(0.06)	(0.01)	—	(0.01)
2016 - IR	10.30	(0.11)	0.04	(0.07)	—	—	—
2016 - R	10.12	(0.16)	0.04	(0.12)	—	—	—
2015 - A	9.67	(0.16)	1.10	0.94	(0.40)	—	(0.40)
2015 - C	9.45	(0.23)	1.07	0.84	(0.34)	—	(0.34)
2015 - Institutional	9.77	(0.12)	1.12	1.00	(0.41)	—	(0.41)
2015 - IR	9.73	(0.13)	1.11	0.98	(0.41)	—	(0.41)
2015 - R	9.59	(0.18)	1.09	0.91	(0.38)	—	(0.38)
2014 - A	10.04	(0.14)	(0.14)	(0.28)	—	(0.09)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	—	(0.09)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	—	(0.09)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	—	(0.09)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	—	(0.09)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—	—	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—	—	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—	—	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—	—	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—	—	—

FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—	—	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—	—	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—	—	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—	—	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.07	(0.49)%	$7,858	1.58	%(d)	1.78	%(d)	(1.16	)%(d)	—%
9.70	(0.92)	3,144	2.33	(d)	2.53	(d)	(1.89	)(d)	—
10.26	(0.29)	83,725	1.18	(d)	1.38	(d)	(0.74	)(d)	—
10.19	(0.39)	23,162	1.33	(d)	1.53	(d)	(0.87	)(d)	—
9.95	(0.60)	441	1.83	(d)	2.03	(d)	(1.37	)(d)	—

10.12	(0.88)	23,174	1.55		1.74		(1.33)		529
9.79	(1.60)	4,054	2.31		2.49		(2.09)		529
10.29	(0.57)	110,763	1.16		1.34		(0.94)		529
10.23	(0.68)	20,181	1.31		1.49		(1.09)		529
10.00	(1.18)	309	1.81		1.99		(1.59)		529
10.21	9.69	24,000	1.56		1.84		(1.53)		196
9.95	8.93	3,056	2.30		2.60		(2.28)		196
10.36	10.24	87,820	1.14		1.46		(1.12)		196
10.30	10.08	6,489	1.31		1.60		(1.26)		196
10.12	9.47	197	1.79		2.11		(1.77)		196
9.67	(2.75)	2,698	1.51		1.96		(1.50)		343
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—

10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR, R and R6	Diversified
Commodity Strategy and Dynamic Allocation	A, C, Institutional, IR, R and R6	Non-diversified
Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified

Class A Shares of the Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and June 16, 2016, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014 and July 18, 2016 respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2017, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,361,220,705	$13,896,392	1%
Commodity Strategy	345,427,159	66,858,066	19
Dynamic Allocation	402,338,824	11,359,342	3
Managed Futures Strategy	118,330,492	23,586,183	20

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$154,683,988	$—	$—
Exchange Traded Funds	116,353,007	—	—
Investment Company	1,003,357,451	—	—
Securities Lending Reinvestment Vehicle	8,001,950	—	—
Total	$1,282,396,396	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$571,355	$—
Futures Contracts	437,817	—	—
Credit Default Swap Contracts	—	1,746,004	—
Total Return Swap Contracts	—	537,177	—
Total	$437,817	$2,854,536	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(99,186)	$—
Futures Contracts(b)	(6,286,063)	—	—
Total Return Swap Contracts(b)	—	(940,797)	—
Written Options Contracts	(1,605,617)	—	—
Total	$(7,891,680)	$(1,039,983)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Securities	$—	$16,402,602	$—
Collateralized Mortgage Obligations	—	31,381,858	—
Asset-Backed Securities	—	405,348	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	88,932,365	—	—
Investment Company	152,438,772	—	—
Total	$241,371,137	$48,189,808	$—

Derivative Type
Assets(b)
Futures Contracts	$227,616	$—	$—
Interest Rate Swap Contracts	—	46,639	—
Total Return Swap Contracts	—	2,909,509	—
Total	$227,616	$2,956,148	$—
Liabilities(b)
Futures Contracts	$(522,323)	$—	$—
Interest Rate Swap Contracts	—	(116,214)	—
Total Return Swap Contracts	—	(4,611,432)	—
Total	$(522,323)	$(4,727,646)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$45,502,773	$—
Europe	—	6,771,673	—
North America	10,330,365	—	—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,156,912	—	—
Investment Company	293,105,652	—	—
Securities Lending Reinvestment Vehicle	163,400	—	—
Total	$315,756,329	$52,274,446	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC ALLOCATION (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,049,804	$—
Futures Contracts	563,953	—	—
Credit Default Swap Contracts	—	96,200	—
Total Return Swap Contracts	—	120,957	—
Total	$563,953	$1,266,961	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(283,244)	$—
Futures Contracts	(3,553,004)	—	—
Interest Rate Swap Contract	—	(745,084)	—
Total Return Swap Contracts	—	(299,041)	—
Total	$(3,553,004)	$(1,327,369)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$91,639,677	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$923,036	$—
Futures Contracts	666,939	—	—
Interest Rate Swap Contracts	—	6,380,444	—
Total	$666,939	$7,303,480	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,213,862)	$—
Futures Contracts	(1,095,549)	—	—
Interest Rate Swap Contracts	—	(1,769,315)	—
Total	$(1,095,549)	$(2,983,177)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

64

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$184,007	(a)	Variation margin on certain derivative contracts	$(798,305)	(a)
Credit	Variation margin on certain derivative contracts	1,746,004	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	571,355		Payable for unrealized loss on forward foreign currency exchange contracts	(99,186)
Equity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	675,350	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on certain derivative contracts	(6,806,182)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	115,637	(a)	Variation margin on certain derivative contracts	(1,227,990)	(a)
Total		$3,292,353			$(8,931,663)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$2,909,509		Payable for unrealized loss on swap contracts	$(4,611,432)	(b)
Interest Rate	Variation margin on certain derivative contracts	274,255	(a)	Variation margin on certain derivative contracts	(638,537)	(a)
Total		$3,183,764			$(5,249,969)

65

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$253,593	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(362,411)	(a)(b)
Credit	Variation margin on certain derivative contracts	96,200	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,049,804		Payable for unrealized loss on forward foreign currency exchange contracts	(283,244)
Equity	Variation margin on certain derivative contracts	187,174	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(2,571,184)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	244,143	(a)	Variation margin on certain derivative contracts	(1,663,534)	(a)
Total		$1,830,914			$(4,880,373)

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$506,593	(a)	Variation margin on certain derivative contracts	$(520,682)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	923,036		Payable for unrealized loss on forward foreign currency exchange contracts	(1,213,862)
Equity	Variation margin on certain derivative contracts	160,346	(a)	Variation margin on certain derivative contracts	(574,867)	(a)
Interest Rate	Variation margin on certain derivative contracts	6,380,444	(a)	Variation margin on certain derivative contracts	(1,769,315)	(a)
Total		$7,970,419			$(4,078,726)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of June 30, 2017 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $940,797, $4,611,432 and $299,041 for the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,366,292)	$(674,789)	495
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	8,006,924	(1,426,631)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,248,129)	611,098	32
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	19,945,759	(5,944,271)	4,336
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(2,056,057)	(1,819,745)	2,372
Total		$22,282,205	$(9,254,338)	7,239

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(22,242,034)	$(19,749,751)	5
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,327,808)	(560,383)	1,365
Total		$(23,569,842)	$(20,310,134)	1,370

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,075,984)	$(609,644)	209
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,622,710	(1,780,296)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,130,291)	(1,887,442)	27
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	11,796,245	(1,968,265)	2,596
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(3,812,984)	5,009,194	538
Total		$6,399,696	$(1,236,453)	3,372

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,418,283)	$(66,714)	928
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,337,045)	(1,772,578)	213
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,865,473	(1,131,449)	3,522
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	2,760,766	(3,334,774)	218
Total		$6,870,911	$(6,305,515)	4,881

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

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4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2017:

COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Macquarie Bank Ltd.	$—	$(1,647,975)	$(1,647,975)	$1,647,975	$—
Merrill Lynch International	—	(2,308,348)	(2,308,348)	2,308,348	—
Societe Generale SA	2,909,509	—	2,909,509	—	2,909,509
UBS AG	—	(655,109)	(655,109)	655,109	—
Total	$2,909,509	$(4,611,432)	$(1,701,923)	$4,611,432	$2,909,509

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$923,036	$(1,213,862)	$(290,826)	$1,213,862	$923,036

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)(2)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.13%	0.58	%(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.42
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.71	(3)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which they invest through at least April 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2017, GSAM waived $31,723, $141,871, $25,666 and $60,680 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2017, GSAM waived $687,823, $153,627, $202,405 and $91,129 of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs advised that it retained front end sales charges of $4,974, $7,787, $1,756 and $1,362 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. For the six months ended June 30, 2017, Goldman Sachs did not retain any CDSC charges on Class C Shares.

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Effective July 28, 2017, the annual rates were amended for Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets, and for Class R6 Shares to 0.03% of average daily net assets.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are 0.014%, 0.074%, 0.004% and 0.254%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.204% for the Managed Futures Strategy Fund. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$3,231,750	$236,704	$7,432	$3,475,886
Commodity Strategy	153,627	151,385	9,812	314,824
Dynamic Allocation	467,777	261,075	4,414	733,266
Managed Futures Strategy	91,129	47,901	3,590	142,620

G.  Line of Credit Facility — As of June 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $182 and $934 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Fund	Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 06/30/17	Dividend Interest Income
Absolute Return Tracker	$759,181,647	$355,718,418	$(111,542,614)	$1,003,357,451	$2,589,504
Commodity Strategy	213,373,363	259,224,675	(320,159,266)	152,438,772	562,007
Dynamic Allocation	287,578,990	230,703,322	(225,176,660)	293,105,652	748,420
Managed Futures Strategy	128,140,368	75,287,498	(111,788,189)	91,639,677	317,274

As of June 30, 2017, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Dynamic Allocation	11%	21%	17%
Managed Futures Strategy	12	20	18

As of June 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R	Class R6
Dynamic Allocation	100%	100%

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations)	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations)	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$126,577,982	$—	$97,993,923
Commodity Strategy	58,525,689	—	76,343,360	742,887
Dynamic Allocation	25,309,281	234,885,150	34,607,562	355,072,838

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker and Dynamic Allocation Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker and Dynamic Allocation Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities.

Each of the Absolute Return Tracker and Dynamic Allocation Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2017, are reported under Investment Income on the Consolidated Statements of Operations.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Absolute Return Tracker	$4,440	$25,246	$4,697,575
Dynamic Allocation	1,095	5,744	163,400

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2017:

Fund	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 06/30/2017
Absolute Return Tracker	$6,832,600	$56,077,400	$(54,908,050)	$8,001,950
Dynamic Allocation	—	21,185,685	(21,022,285)	163,400

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Capital loss carryforwards:
Expiring 2017(1)	$—	$(67,560,179)	$—	$—
Perpetual Short-term	—	(6,277,565)	(4,795,025)	(2,268,892)
Perpetual Long-term	—	(11,806,815)	(1,379,604)	(265,987)
Total capital loss carryforwards	$—	$(85,644,559)	$(6,174,629)	$(2,534,879)
Timing differences (Post October Loss Deferral and Straddle Loss Deferral)	$(57,974)	$(294,712)	$(155,399)	$(1,462,748)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Tax cost	$1,260,429,846	$288,843,029	$365,548,910	$91,639,677
Gross unrealized gain	32,719,250	1,453,158	5,309,611	—
Gross unrealized loss	(10,752,700)	(735,242)	(2,827,746)	—
Net unrealized security gain	$21,966,550	$717,916	$2,481,865	$—

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8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, underlying fund investments and passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

9. OTHER RISKS (continued)

conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are

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9. OTHER RISKS (continued)

attributable to such income inclusion. The proposed regulations, if adopted would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	798,584	$7,322,528	1,387,722	$12,232,250
Reinvestment of distributions	—	—	15,656	141,378
Shares redeemed	(2,324,522)	(21,321,574)	(2,305,534)	(20,220,098)
	(1,525,938)	(13,999,046)	(902,156)	(7,846,470)
Class C Shares
Shares sold	128,667	1,105,313	141,066	1,170,541
Reinvestment of distributions	—	—	5,015	42,327
Shares redeemed	(305,364)	(2,624,957)	(789,864)	(6,452,472)
	(176,697)	(1,519,644)	(643,783)	(5,239,604)
Institutional Shares
Shares sold	48,859,627	460,998,758	41,759,946	378,858,665
Reinvestment of distributions	—	—	378,659	3,505,767
Shares redeemed	(20,598,019)	(193,868,849)	(62,395,126)	(557,400,892)
	28,261,608	267,129,909	(20,256,521)	(175,036,460)
Class IR Shares
Shares sold	3,723,846	34,867,507	1,086,318	9,723,420
Reinvestment of distributions	—	—	7,685	70,603
Shares redeemed	(265,942)	(2,493,247)	(416,734)	(3,741,490)
	3,457,904	32,374,260	677,269	6,052,533
Class R Shares
Shares sold	49,637	450,665	69,592	599,953
Reinvestment of distributions	—	—	922	8,142
Shares redeemed	(16,599)	(149,087)	(58,896)	(508,726)
	33,038	301,578	11,618	99,369
Class R6 Shares
Shares sold	223,633	2,100,015	1,810	16,457
Reinvestment of distributions	—	—	19	177
Shares redeemed	(12,940)	(122,770)	—	—
	210,693	1,977,245	1,829	16,634
NET INCREASE (DECREASE)	30,260,608	$286,264,302	(21,111,744)	$(181,953,998)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,272,836	$14,072,813	2,244,218	$24,147,890
Reinvestment of distributions	7,842	80,068	23,593	276,258
Shares redeemed	(2,012,275)	(22,727,747)	(2,665,683)	(28,855,539)
	(731,597)	(8,574,866)	(397,872)	(4,431,391)
Class C Shares
Shares sold	37,425	401,019	93,085	945,136
Shares redeemed	(92,352)	(977,013)	(203,266)	(2,114,815)
	(54,927)	(575,994)	(110,181)	(1,169,679)
Institutional Shares
Shares sold	9,097,481	100,447,846	17,353,171	185,427,601
Reinvestment of distributions	77,644	800,505	148,735	1,759,147
Shares redeemed	(10,125,223)	(112,109,376)	(41,268,501)	(457,599,046)
	(950,098)	(10,861,025)	(23,766,595)	(270,412,298)
Class IR Shares
Shares sold	892,051	10,471,818	393,995	4,334,577
Reinvestment of distributions	3,648	37,609	4,363	51,647
Shares redeemed	(305,191)	(3,320,468)	(584,585)	(6,435,342)
	590,508	7,188,959	(186,227)	(2,049,118)
Class R Shares
Shares sold	81,667	887,208	267,403	2,813,744
Reinvestment of distributions	137	1,380	885	10,206
Shares redeemed	(155,853)	(1,717,538)	(73,990)	(791,961)
	(74,049)	(828,950)	194,298	2,031,989
Class R6 Shares
Shares sold	53,246	596,443	57,018	628,258
Reinvestment of distributions	519	5,350	1,251	14,801
Shares redeemed	(84,690)	(945,678)	(22,776)	(248,314)
	(30,925)	(343,885)	35,493	394,745
NET DECREASE	(1,251,088)	$(13,995,761)	(24,231,084)	$(275,635,752)

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Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Dynamic Allocation Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	47,370	$487,006	122,360	$1,161,012
Shares redeemed	(1,013,212)	(10,317,598)	(1,938,420)	(18,497,868)
	(965,842)	(9,830,592)	(1,816,060)	(17,336,856)
Class C Shares
Shares sold	8,950	87,962	136,130	1,222,282
Shares redeemed	(398,858)	(3,915,879)	(1,103,634)	(10,143,970)
	(389,908)	(3,827,917)	(967,504)	(8,921,688)
Institutional Shares
Shares sold	2,733,048	28,221,594	7,252,557	69,826,845
Shares redeemed	(15,389,814)	(162,423,153)	(14,602,323)	(141,806,122)
	(12,656,766)	(134,201,559)	(7,349,766)	(71,979,277)
Class IR Shares
Shares sold	601,647	6,198,147	141,597	1,389,965
Shares redeemed	(201,555)	(2,105,163)	(618,335)	(5,927,803)
	400,092	4,092,984	(476,738)	(4,537,838)
NET DECREASE	(13,612,424)	$(143,767,084)	(10,610,068)	$(102,775,659)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	149,274	$1,523,888	4,857,786	$50,677,276
Shares redeemed	(1,659,242)	(16,926,173)	(4,917,638)	(50,203,291)
	(1,509,968)	(15,402,285)	(59,852)	473,985
Class C Shares
Shares sold	20,729	203,347	274,113	2,794,349
Shares redeemed	(111,028)	(1,093,805)	(166,933)	(1,651,740)
	(90,299)	(890,458)	107,180	1,142,609
Institutional Shares
Shares sold	1,238,580	12,816,573	5,689,837	60,098,888
Reinvestment of distributions	—	—	11,216	116,199
Shares redeemed	(3,843,098)	(39,801,407)	(3,416,894)	(35,675,060)
	(2,604,518)	(26,984,834)	2,284,159	24,540,027
Class IR Shares
Shares sold	2,164,817	22,347,445	3,252,148	34,165,251
Shares redeemed	(1,865,761)	(19,302,618)	(1,908,713)	(19,725,292)
	299,056	3,044,827	1,343,435	14,439,959
Class R Shares
Shares sold	17,717	177,951	17,175	175,248
Shares redeemed	(4,255)	(42,886)	(5,729)	(57,047)
	13,462	135,065	11,446	118,201
NET INCREASE (DECREASE)	(3,892,267)	$(40,097,685)	3,686,368	$40,714,781

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Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Class A
Actual	$1,000	$1,029.90		$5.23	$1,000	$892.30		$4.08	$1,000	$1,045.00		$5.83	$1,000	$995.10		$7.82
Hypothetical 5% return	1,000	1,019.64	+	5.21	1,000	1,020.48	+	4.36	1,000	1,019.09	+	5.76	1,000	1,016.96	+	7.90
Class C
Actual	1,000	1,026.10		8.99	1,000	888.80		7.59	1,000	1,040.80		9.61	1,000	990.80		11.50
Hypothetical 5% return	1,000	1,015.92	+	8.95	1,000	1,016.76	+	8.10	1,000	1,015.37	+	9.49	1,000	1,013.24	+	11.63
Institutional
Actual	1,000	1,033.60		3.23	1,000	893.30		2.49	1,000	1,046.30		3.81	1,000	997.10		5.84
Hypothetical 5% return	1,000	1,021.62	+	3.21	1,000	1,022.17	+	2.66	1,000	1,021.08	+	3.76	1,000	1,018.94	+	5.91
Class IR
Actual	1,000	1,031.60		3.93	1,000	893.00		2.91	1,000	1,045.50		4.56	1,000	996.10		6.58
Hypothetical 5% return	1,000	1,020.93	+	3.91	1,000	1,021.72	+	3.11	1,000	1,020.33	+	4.51	1,000	1,018.20	+	6.66
Class R
Actual	1,000	1,028.30		6.49	1,000	891.10		5.25	1,000	1,043.50		6.99	1,000	994.00		9.05
Hypothetical 5% return	1,000	1,018.40	+	6.46	1,000	1,019.24	+	5.61	1,000	1,017.95	+	6.90	1,000	1,015.72	+	9.15
Class R6
Actual	1,000	1,032.50		3.12	1,000	894.20		2.40	1,000	1,046.30		3.70	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,021.72	+	3.11	1,000	1,022.27	+	2.56	1,000	1,021.17	+	3.66	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	1.04%	1.79%	0.64%	0.78%	1.29%	0.62%
Commodity Strategy	0.87	1.62	0.53	0.62	1.12	0.51
Dynamic Allocation	1.15	1.90	0.75	0.90	1.38	0.73
Managed Futures Strategy	1.58	2.33	1.18	1.33	1.83	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs Managed Futures Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Absolute Return Tracker Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

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GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Absolute Return Tracker Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Absolute Return Tracker, Dynamic Allocation, and Managed Futures Strategy Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended March 31, 2017; had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended April 30, 2017; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (“Competitor Fund Average”), for the one-, three-, and five-year periods ended March 31, 2017. They noted that the Commodity Strategy Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and ten-year periods and the fourth quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees observed that the Dynamic Allocation Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 7.51%, 1.34%, and 2.63%, respectively, for the one-, three-, and five-year periods; and had underperformed the Fund’s Competitor Fund Average for the one-, three-, and five-year periods ended March 31, 2017. They considered that the Dynamic Allocation Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. The Trustees noted that the Managed Futures Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 3.61% and 1.63%, respectively, for the three- and five-year periods and underperformed by 1.17% for the one-year period; and had outperformed the Fund’s Competitor Fund Average for the one-year period and underperformed for the three- and five-year periods ended March 31, 2017. They also noted that the Dynamic Allocation and Managed Futures Strategy Funds had experienced certain portfolio management changes in the first half of 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

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GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Absolute Return Tracker and Dynamic Allocation Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to each Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund
First $1 billion	1.15%	0.50%	0.90%	1.00%
Next $1 billion	1.04	0.50	0.81	0.90
Next $3 billion	0.99	0.45	0.77	0.86
Next $3 billion	0.97	0.43	0.75	0.84
Over $8 billion	0.95	0.42	0.74	0.82

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GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Absolute Return Tracker and Dynamic Allocation Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) with respect to the Absolute Return Tracker and Dynamic Allocation Funds, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Absolute Return Tracker and Dynamic Allocation Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Absolute Return Tracker and Dynamic Allocation Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

88

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer, Senior Vice
Diana M. Daniels	President, and Treasurer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer
James A. McNamara	and Principal Accounting Officer
Jessica Palmer	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 101631-TMPL-08/2017-591342 SELSATSAR-17 / 49K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2017

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged

Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs U.S. Tax-Advantaged Equity Funds

Market Review

During the six months ended June 30, 2017 (the “Reporting Period”), the U.S. and international equity markets produced positive returns, with international equities recording double-digit gains.

U.S. Equities

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February 2017, driven by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008-2009 global financial crisis, while maintaining projections for three rate hikes this year. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a vote on health care. For the month of March 2017, U.S. equities were virtually flat.

U.S. equities fell in April 2017, as Fed committee minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and on receding European political risk following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic activity and inflation data appeared to be moderating during the second quarter of 2017. Core inflation softened to 1.7% year- over- year in May 2017, marking a third consecutive month of weakness, while core personal consumption expenditures remained below the Fed’s 2% target at just 1.4% year- over- year. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. (A basis point is 1/100th of a percentage point.) The results of the Fed’s 2017 Comprehensive Capital Analysis and Review stress test for banks were encouraging, with improving payout ratios. (Payout ratio is the proportion of earnings paid out as dividends to shareholders.)

U.S. equities, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”) gained 9.34% during the Reporting Period. Information technology, health care and consumer discretionary were the best performing sectors in the S&P 500® Index by a wide margin. The weakest performing sectors in the S&P 500® Index were energy and telecommunication

1

MARKET REVIEW

services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

International Equities

When the Reporting Period started, international equities rallied on the prospect of deregulation in the U.S. following Presidential executive orders on oil pipelines and further optimism around infrastructure. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment, or reduced risk aversion, owing to potential U.S. tax reform and deregulation as well as by stronger economic data. In March 2017, the Fed raised interest rates. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair and the presence of a dissenter on the policy committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. Meanwhile the European Central Bank (“ECB”) kept its policy unchanged at its March 2017 meeting but revised its growth and inflation forecasts upwards. Markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps—namely, whether rates will rise before quantitative easing ends. Still, international equities gained ground in March 2017.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French election and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment Five Star Movement saw a setback in local elections, and expectations for parliamentary elections this year declined. However, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for international equity markets. The U.S. labor market remained strong during the second quarter of 2017, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the targeted federal funds rate by 25 basis points in June 2017. In the same month, European markets reacted hawkishly to the ECB President’s sanguine outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

For the Reporting Period as a whole, international equities, as measured by the MSCI EAFE Index, posted a return of 13.81%.1 Information technology, consumer staples, industrials and health care were the best performing sectors in the MSCI EAFE Index. The weakest performing

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

2

MARKET REVIEW

sector in the MSCI EAFE Index during the Reporting Period was energy, the only one to post a negative absolute return during the Reporting Period. Telecommunication services, consumer discretionary and real estate were relatively weak compared to the MSCI EAFE Index, but each still generated a double-digit gain.

From a country perspective, China was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Spain, Denmark, Finland and Hong Kong. Ireland was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed by Australia, Japan and the U.K.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. There is no guarantee that these objectives will be met.

4

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.82%, 5.41%, 6.03% and 5.99%, respectively. These returns compare to the 9.34% cumulative total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 2.27%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also hampered results, with the Fund’s bias toward stocks with higher dividend yields detracting from performance. Overall, the Fund was hurt by its investments in the information technology, financials and industrials sectors. It benefited from holdings in the consumer staples, real estate and energy sectors.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period, and our call writing overall detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.88% compared to the realized volatility of the S&P 500® Index of 19.42%. During the Reporting Period, the realized daily volatility of the Fund was 5.68%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Shares during the Reporting Period was 2.62% compared to 2.01% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2017, the Standardized 30-Day Subsidized Yield was 1.93% and the Standardized 30-Day Unsubsidized Yield was 1.91%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in telecommunications conglomerate AT&T; multi-bank holding company New York Community Bancorp; and savings and loan holding company People’s United Financial. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweight positions relative to the S&P 500® Index in health care company Abbott Laboratories and aerospace firm Boeing. In addition, an underweight in Anadarko Petroleum, an oil and natural gas exploration and production company, added to performance. The Fund was overweight Abbott Laboratories and Boeing primarily because of their attractive dividend yields and/or risk metrics. It was underweight Anadarko Petroleum largely because of its unattractive yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2] (with dividends reinvested)	Bloomberg Barclays U.S. Aggregate Bond Index[3]
Class A	5.82%	9.34%	2.27%
Class C	5.41	9.34	2.27
Institutional	6.03	9.34	2.27
Class IR	5.99	9.34	2.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.83%	10.38%	5.57%	6.58%	8/31/05
Class C	11.19	10.83	5.37	6.28	8/31/05
Institutional	13.49	12.09	6.59	7.51	8/31/05
Class IR	13.37	11.93	N/A	13.07	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.19%
Class C	1.90	1.94
Institutional	0.76	0.79
Class IR	0.90	0.94

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[6]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	6.83%	10.38%	5.57%
Returns after taxes on distributions**	5.38	8.88	4.55
Returns after taxes on distributions***	4.66	8.00	4.32
and sale of Fund shares

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/17[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.6%	Technology Hardware & Equipment
Microsoft Corp.	2.7	Software & Services
Amazon.com, Inc.	1.9	Retailing
Facebook, Inc. Class A	1.8	Software & Services
AT&T, Inc.	1.8	Telecommunication Services
Pfizer, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.7	Banks
Wells Fargo & Co.	1.7	Banks
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.5	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2017

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 14.39%, 14.14%, 14.75% and 14.56%, respectively. These returns compare to the 13.81% cumulative total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Bloomberg Barclays Global Aggregate Bond Index, the secondary benchmark, returned 4.41%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection added to performance during the Reporting Period, with the Fund benefiting from its bias toward stocks with higher dividend yields. Overall, holdings in the information technology, real estate and telecommunication services sectors contributed positively. The Fund was hampered by stock selection in only two sectors, consumer discretionary and utilities.

The sale of index call options hurt the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period, and our call writing overall detracted from performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 22.38% compared to the realized volatility of the MSCI EAFE Index of 20.80%. During the Reporting Period, the realized daily volatility of the Fund was 20.66% compared to the realized volatility of the MSCI EAFE Index of 20.97%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Shares during the Reporting Period was 4.20% compared to 3.17% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2017, the Standardized 30-Day Subsidized Yield was 2.78% and the Standardized 30-Day Unsubsidized Yield was 2.78%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

10

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	During the Reporting Period, an overweight position relative to the MSCI EAFE Index in STMicroelectronics, a French electronics and semiconductor maker, added to performance. The Fund also benefited from overweight positions in both Unilever PLC (listed on the London Stock Exchange) and Unilever NV (listed on Euronext Amsterdam). Unilever is a Dutch-British consumer goods company. The Fund held all three stocks mainly because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the MSCI EAFE Index, the Fund was hindered by its overweight positions in German automaker Daimler, Australia-based retailer Harvey Norman Holdings and British energy company SSE. It was overweight all three stocks largely because of their attractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

11

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index[3]
Class A	14.39%	13.81%	4.41%
Class C	14.14	13.81	4.41
Institutional	14.75	13.81	4.41
Class IR	14.56	13.81	4.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	11.46%	5.14%	0.10%	1/31/08
Class C	16.26	5.56	-0.18	1/31/08
Institutional	18.52	6.79	0.97	1/31/08
Class IR	18.44	6.59	5.26	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.38%
Class C	2.12	2.13
Institutional	0.97	0.98
Class IR	1.12	1.13

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	11.46%	5.14%	0.10%
Returns after taxes on distributions**	10.76	4.31	-0.50
Returns after taxes on distributions*** and sale of Fund shares	6.86	4.12	0.30

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/17[7]
Company	% of Net Assets	Line of Business
HSBC Holdings plc	2.4%	Banks
GlaxoSmithKline plc ADR	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Nestle SA (Registered)	1.6	Food, Beverage & Tobacco
Novartis AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.4	Automobiles & Components
Roche Holding AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Vodafone Group plc ADR	1.3	Telecommunication Services
National Australia Bank Ltd.	1.3	Banks
Unilever NV CVA	1.2	Household & Personal Products
Nordea Bank AB	1.1	Banks

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2017

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive

∎	Rigorous

∎	Objective

∎	Extensive

∎	Fundamental

∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven

∎	Sector and size neutral

∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio

∎	Broad access to the total U.S. and international equity markets

∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

15

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax- Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 8.05%, 7.61%, 8.25%, 7.94% and 8.15%, respectively. These returns compare to the 8.93% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, three of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.
During the Reporting Period, three of our investment themes—Momentum, Valuation and Sentiment—added to the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Profitability theme detracted from the Fund’s relative results. The Profitability theme assesses whether a company is earning more than its cost of capital.

The impact of our Management and Quality themes was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A

The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, individual stock

16

PORTFOLIO RESULTS

positions in the financials, industrials and consumer staples sectors hurt relative returns. Holdings in the energy, real estate and telecommunications services sectors contributed positively.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, overweight positions relative to the Index in automotive parts retailers O’Reilly Auto Parts and Autozone as well as in oilfield services company Baker Hughes detracted from performance. The Fund was overweight O’Reilly Auto Parts and Autozone due to our positive views on Sentiment and Momentum. We assumed the overweight in Baker Hughes because of our positive views on Quality and Sentiment.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the Index, the Fund benefited from an overweight position in Applied Materials, a provider of engineering solutions for the semiconductor, flat panel display and solar photovoltaic industries. We chose to overweight Applied Materials due to our positive views on Sentiment, Valuation and Momentum. Underweight positions in telecommunications company Verizon Communications and oil and gas corporation Exxon Mobil also added to relative performance. The Fund was underweight Verizon Communications because of our negative views on Profitability, Quality and Management. We adopted the underweight in Exxon Mobil as a result of our negative views on Profitability and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within the U.S. region. More specifically, we made two enhancements to our Sentiment theme. First, we introduced a signal that looks at characteristics of the term structure of a company’s credit default swaps to infer investor expectations regarding the health of that company. Second, we introduced an enhancement that looks at companies’ 10-K and 10-Q filings as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management’s sentiment, outlook and views of upcoming risks.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, industrials and consumer discretionary sectors. It was underweight compared to the Index in the financials, utilities, energy and telecommunication services sectors. The Fund was relatively neutral in the information technology, materials, real estate and consumer staples sectors at the end of the Reporting Period.

17

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017–June 30, 2017	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	8.05%	8.93%
Class C	7.61	8.93
Institutional	8.25	8.93
Service	7.94	8.93
Class IR	8.15	8.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

It	is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.58%	13.04%	5.36%	4.47%	4/3/00
Class C	16.20	13.47	5.16	4.03	4/3/00
Institutional	18.55	14.78	6.40	5.24	4/3/00
Service	17.90	14.21	5.86	4.71	4/3/00
Class IR	18.34	14.60	N/A	15.80	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.17%
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92

[4]	The expense ratios of the Fund do not have a fee waiver and expense limitation. The Net and Gross expense ratios will be the same.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[5]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	11.58%	13.04%	5.36%
Returns after taxes on distributions**	11.43	12.83	5.19
Returns after taxes on distributions*** and sale of Fund shares	6.66	10.43	4.27

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/17[6]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	2.3%	Software & Services
Apple, Inc.	2.1	Technology Hardware & Equipment
Altria Group, Inc.	1.6	Food, Beverage & Tobacco
Amgen, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Amazon.com, Inc.	1.4	Retailing
Applied Materials, Inc.	1.3	Semiconductors & Semiconductor Equipment
Citizens Financial Group, Inc.	1.3	Banks
Facebook, Inc. Class A	1.3	Software & Services
Illinois Tool Works, Inc.	1.3	Capital Goods
JPMorgan Chase & Co.	1.2	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 16.13%, 15.73%, 16.39% and 16.26%, respectively. These returns compare to the 13.81% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.
During the Reporting Period, five of our quantitative model’s six investment themes added to the Fund’s results. Momentum, Quality, Sentiment, Valuation and Profitability contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital.

Management was the only theme that detracted from the Fund’s relative performance during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

21

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection in the industrials, consumer discretionary and information technology sectors bolstered relative returns. Holdings in the consumer staples, financials and utilities sectors dampened results.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the Index, the Fund benefited from overweight positions in airlines Air France-KLM and Deutsche Lufthansa. The overweight in Air France-KLM was the result of our positive views on Momentum and Valuation. We chose to overweight Deutsche Lufthansa because of our positive views on Sentiment and Momentum. An underweight in Japan-based Toyota Motor, assumed due to our negative views on Sentiment and Momentum, also added to relative performance.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its underweight position relative to the Index in Italy-based Banca Intesa. We adopted the underweight due to our negative views on Management and Quality. Overweight positions in Vedanta Resources and Mitsubishi also detracted from relative performance. The Fund was overweight U.K.-headquartered metals and mining company Vedanta Resources because of our positive views on Momentum and Sentiment. The overweight in Mitsubishi, a Japanese industrial conglomerate, was based on our positive views on Profitability and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made an enhancement to our quantitative model within the Japan region. In our Valuation theme, we introduced an enhancement evaluating the worth of companies’ patents. We utilize data on the exclusiveness of Japanese companies’ patent portfolios with the goal of determining which companies have the most valuable patent portfolios. We believe that companies with more exclusive patents tend to outperform in the long run.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the industrials and information technology sectors relative to the Index. It was underweight the telecommunication services, energy, financials and consumer staples sectors. The Fund was relatively neutrally weighted in the consumer discretionary, materials, health care, real estate and utilities sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Norway, Australia, Hong Kong, the Netherlands and Japan. Relative to the Index, it was underweight the U.K., Switzerland, Belgium and Germany. The Fund was rather neutrally weighted relative to the Index in Sweden, Italy, Denmark, Spain, Singapore, Portugal, New Zealand, Austria, Ireland, Israel, France and Finland at the end of the Reporting Period.

22

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2017

PERFORMANCE REVIEW
January 1, 2017– June 30, 2017	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	16.13%	13.81%
Class C	15.73	13.81
Institutional	16.39	13.81
Class IR	16.26	13.81

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	13.55%	8.57%	1.32%	1/31/08
Class C	18.24	9.01	1.18	1/31/08
Institutional	20.53	10.25	2.34	1/31/08
Class IR	20.45	10.07	8.16	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.99
Class IR	1.05	1.14

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/17[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	13.55%	8.57%	1.32%
Returns after taxes on distributions**	13.31	8.22	1.05
Returns after taxes on distributions*** and sale of Fund shares	8.08	6.79	1.08

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

24

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/17[6]
Holding	% of Total Net Assets	Line of Business
HSBC Holdings plc	1.5%	Banks
Bayer AG (Registered)	1.4	Pharmaceuticals, Biotechnology & Life Sciences
British American Tobacco plc	1.3	Food, Beverage & Tobacco
Banco Santander SA	1.3	Banks
AIA Group Ltd.	1.3	Insurance
Novo Nordisk A/S Class B	1.2	Pharmaceuticals, Biotechnology & Life Sciences
BASF SE	1.2	Materials
ING Groep NV	1.1	Banks
BNP Paribas SA	1.1	Banks
AstraZeneca plc ADR	1.1	Pharmaceuticals, Biotechnology & Life Sciences

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at June 30, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

PORTFOLIO RESULTS

Index Definitions

The MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 925 constituents as of December 31, 2016, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500® Index includes 500 leading companies and captures approximately 80% of available market capitalization of the U.S. equity market.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

26

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%
Automobiles & Components – 1.1%
1,560,800	Ford Motor Co.	$17,465,352
525,000	General Motors Co.	18,338,250

		35,803,602

Banks – 6.9%
1,287,266	Bank of America Corp.	31,229,073
245,600	BB&T Corp.	11,152,696
6,600	Cullen/Frost Bankers, Inc.	619,806
672,600	Huntington Bancshares, Inc.	9,093,552
598,729	JPMorgan Chase & Co.(a)	54,723,831
1,165,500	New York Community Bancorp, Inc.(b)	15,303,015
331,700	PacWest Bancorp	15,490,390
1,347,200	People’s United Financial, Inc.(b)	23,791,552
2,500	TFS Financial Corp.	38,675
133,700	US Bancorp	6,941,704
965,000	Wells Fargo & Co.(a)	53,470,650

		221,854,944

Capital Goods – 6.9%
107,100	3M Co.	22,297,149
156,200	Boeing Co. (The)	30,888,550
177,800	Caterpillar, Inc.	19,106,388
224,400	Eaton Corp. plc	17,465,052
211,100	Emerson Electric Co.	12,585,782
31,400	General Dynamics Corp.	6,220,340
1,549,163	General Electric Co.(a)(b)	41,842,893
124,800	Honeywell International, Inc.	16,634,592
214,600	Johnson Controls International plc	9,305,056
11,800	KBR, Inc.	179,596
67,736	Lockheed Martin Corp.	18,804,191
49,300	Raytheon Co.	7,960,964
12,500	Timken Co. (The)	578,125
107,200	United Technologies Corp.	13,090,192
24,900	Watsco, Inc.	3,839,580

		220,798,450

Commercial & Professional Services – 0.7%
814,100	Covanta Holding Corp.	10,746,120
111,500	KAR Auction Services, Inc.	4,679,655
34,337	LSC Communications, Inc.	734,812
315,100	Pitney Bowes, Inc.	4,758,010
105,733	RR Donnelley & Sons Co.	1,325,892

		22,244,489

Consumer Durables & Apparel – 1.5%
208,700	Coach, Inc.	9,879,858
133,500	Garmin Ltd.	6,812,505
531,900	Mattel, Inc.	11,451,807
243,400	NIKE, Inc. Class B	14,360,600
102,900	Tupperware Brands Corp.	7,226,667

		49,731,437

Consumer Services – 2.8%
40,300	Brinker International, Inc.	1,535,430
132,200	Carnival Corp.	8,668,354

Common Stocks – (continued)
Consumer Services – (continued)
6,461	Domino’s Pizza, Inc.	1,366,695
16,600	Dunkin’ Brands Group, Inc.	914,992
339,900	Extended Stay America, Inc.	6,580,464
82,547	International Game Technology plc	1,510,610
221,500	Las Vegas Sands Corp.	14,151,635
203,100	McDonald’s Corp.	31,106,796
178,900	Six Flags Entertainment Corp.	10,664,229
205,197	Starbucks Corp.	11,965,037
9,300	Vail Resorts, Inc.	1,886,319
71,152	Wendy’s Co. (The)	1,103,568

		91,454,129

Diversified Financials – 4.0%
162,100	Artisan Partners Asset Management, Inc. Class A	4,976,470
168,239	Berkshire Hathaway, Inc. Class B*	28,494,639
31,800	BlackRock, Inc.	13,432,638
57,600	CME Group, Inc.	7,213,824
39,800	Eaton Vance Corp.	1,883,336
200,500	Federated Investors, Inc. Class B	5,664,125
821,000	Invesco Ltd.	28,890,990
10,400	Legg Mason, Inc.	396,864
26,900	LPL Financial Holdings, Inc.	1,142,174
274,221	Morgan Stanley	12,219,288
489,400	Navient Corp.	8,148,510
127,300	T Rowe Price Group, Inc.	9,446,933
4,200	TD Ameritrade Holding Corp.	180,558
154,900	Thomson Reuters Corp.	7,170,321

		129,260,670

Energy – 5.7%
79,000	Baker Hughes, Inc.	4,306,290
32,400	Cheniere Energy, Inc.*	1,578,204
321,800	Chevron Corp.	33,573,394
202,400	ConocoPhillips	8,897,504
31,700	CONSOL Energy, Inc.*	473,598
17,058	Continental Resources, Inc.*	551,485
37,300	Diamondback Energy, Inc.*	3,312,613
54,600	Energen Corp.*	2,695,602
146,200	EOG Resources, Inc.	13,234,024
590,400	Exxon Mobil Corp. (a)(b)	47,662,992
9,300	Gulfport Energy Corp.*	137,175
207,700	Halliburton Co.	8,870,867
21,800	HollyFrontier Corp.	598,846
282,700	Kinder Morgan, Inc.	5,416,532
35,800	Kosmos Energy Ltd.*	229,478
67,500	Laredo Petroleum, Inc.*	710,100
103,200	Marathon Petroleum Corp.	5,400,456
2,100	Nabors Industries Ltd.	17,094
140,100	Occidental Petroleum Corp.	8,387,787
55,500	Parsley Energy, Inc. Class A*	1,540,125
9,000	Patterson-UTI Energy, Inc.	181,710
44,100	PBF Energy, Inc. Class A(c)	981,666
45,100	Pioneer Natural Resources Co.	7,197,058
84,800	QEP Resources, Inc.*	856,480
64,400	Rice Energy, Inc.*	1,714,972

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
183,400	Schlumberger Ltd.	$12,075,056
34,048	SM Energy Co.	562,813
25,200	Targa Resources Corp.	1,139,040
80,100	Valero Energy Corp.	5,403,546
29,200	Weatherford International plc*(c)	113,004
89,035	Whiting Petroleum Corp.*	490,583
159,600	Williams Cos., Inc. (The)	4,832,688
85,900	WPX Energy, Inc.*	829,794

		183,972,576

Food & Staples Retailing – 1.6%
133,278	CVS Health Corp.	10,723,548
149,022	Sysco Corp.	7,500,277
46,488	US Foods Holding Corp.*	1,265,403
139,996	Walgreens Boots Alliance, Inc.	10,963,087
289,840	Wal-Mart Stores, Inc.	21,935,091

		52,387,406

Food, Beverage & Tobacco – 5.4%
182,359	Altria Group, Inc.	13,580,275
97,409	Archer-Daniels-Midland Co.	4,030,784
12,845	Bunge Ltd.	958,237
908,400	Coca-Cola Co. (The)	40,741,740
7,800	Coca-Cola European Partners plc	317,226
88,300	Flowers Foods, Inc.	1,528,473
192,600	General Mills, Inc.	10,670,040
91,300	Kellogg Co.	6,341,698
162,200	Kraft Heinz Co. (The)	13,890,808
263,800	PepsiCo, Inc.	30,466,262
272,500	Philip Morris International, Inc.	32,005,125
35,300	Pinnacle Foods, Inc.	2,096,820
251,593	Reynolds American, Inc.	16,363,609

		172,991,097

Health Care Equipment & Services – 4.5%
646,241	Abbott Laboratories	31,413,775
5,600	ABIOMED, Inc.*	802,480
66,800	Aetna, Inc.	10,142,244
64,087	Anthem, Inc.	12,056,687
124,400	Cardinal Health, Inc.	9,693,248
15,523	DexCom, Inc.*	1,135,507
50,285	Hill-Rom Holdings, Inc.	4,003,189
376,354	Medtronic plc	33,401,418
1,600	ResMed, Inc.	124,592
6,100	Tenet Healthcare Corp.*(c)	117,974
208,472	UnitedHealth Group, Inc.	38,654,878
36,331	VCA, Inc.*	3,353,715
10,959	Veeva Systems, Inc. Class A*	671,896

		145,571,603

Household & Personal Products – 2.0%
136,300	Kimberly-Clark Corp.	17,597,693
545,899	Procter & Gamble Co. (The)(a)	47,575,098

		65,172,791

Common Stocks – (continued)
Insurance – 2.5%
133,200	American International Group, Inc.	8,327,664
3,100	American National Insurance Co.	361,119
167,300	Arthur J Gallagher & Co.	9,577,925
2,600	Erie Indemnity Co. Class A	325,182
98,100	First American Financial Corp.	4,384,089
201,100	Mercury General Corp.	10,859,400
378,000	MetLife, Inc.	20,767,320
405,801	Old Republic International Corp.	7,925,294
105,600	Principal Financial Group, Inc.	6,765,792
105,200	Prudential Financial, Inc.	11,376,328
4,000	Validus Holdings Ltd.	207,880

		80,877,993

Materials – 2.6%
44,500	Air Products & Chemicals, Inc.	6,366,170
194,000	CF Industries Holdings, Inc.	5,424,240
73,600	Domtar Corp.	2,827,712
306,702	Dow Chemical Co. (The)	19,343,695
125,700	EI du Pont de Nemours & Co.	10,145,247
67,100	Huntsman Corp.	1,733,864
215,400	International Paper Co.	12,193,794
166,800	LyondellBasell Industries NV Class A	14,076,252
159,700	Mosaic Co. (The)	3,645,951
79,800	Newmont Mining Corp.	2,584,722
47,900	Nucor Corp.	2,771,973
23,500	Packaging Corp. of America	2,617,665

		83,731,285

Media – 2.8%
30,396	Charter Communications, Inc. Class A*	10,238,893
97,500	Cinemark Holdings, Inc.	3,787,875
640,916	Comcast Corp. Class A	24,944,451
320,800	Interpublic Group of Cos., Inc. (The)	7,891,680
3,600	John Wiley & Sons, Inc. Class A	189,900
62,200	Omnicom Group, Inc.	5,156,380
253,400	Regal Entertainment Group Class A(c)	5,184,564
125,000	Time Warner, Inc.	12,551,250
23,400	Tribune Media Co. Class A	954,018
1,900	Viacom, Inc. Class A	72,295
174,726	Walt Disney Co. (The)	18,564,637

		89,535,943

Pharmaceuticals, Biotechnology & Life Sciences – 9.4%
449,085	AbbVie, Inc.(b)	32,563,153
11,200	ACADIA Pharmaceuticals, Inc.*(c)	312,368
4,600	Agios Pharmaceuticals, Inc.*	236,670
6,400	Alkermes plc*	371,008
41,439	Allergan plc	10,073,407
11,600	Alnylam Pharmaceuticals, Inc.*	925,216
192,100	Amgen, Inc.	33,085,383
69	AquaBounty Technologies, Inc.*	553
18,782	BioMarin Pharmaceutical, Inc.*	1,705,781
597	Bio-Rad Laboratories, Inc. Class A*	135,107
5,200	Bio-Techne Corp.	611,000
363,600	Bristol-Myers Squibb Co.	20,259,792

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
81,724	Bruker Corp.	$2,356,920
89,283	Celgene Corp.*	11,595,183
22,632	Charles River Laboratories International, Inc.*	2,289,227
213,400	Eli Lilly & Co.	17,562,820
268,000	Gilead Sciences, Inc.	18,969,040
700	Intrexon Corp.*(c)	16,863
20,139	Ionis Pharmaceuticals, Inc.*	1,024,471
397,500	Johnson & Johnson(a)	52,585,275
522,050	Merck & Co., Inc.	33,458,185
7,800	Neurocrine Biosciences, Inc.*	358,800
1,651,000	Pfizer, Inc.(a)	55,457,090
103,614	QIAGEN NV*	3,474,177
34,100	Quintiles IMS Holdings, Inc.*	3,051,950
2,991	Seattle Genetics, Inc.*	154,754
4,924	TESARO, Inc.*	688,671

		303,322,864

Real Estate Investment Trusts – 2.8%
54,800	Alexandria Real Estate Equities, Inc.	6,601,756
41,700	American Campus Communities, Inc.	1,972,410
117,100	American Homes 4 Rent Class A	2,642,947
127,800	American Tower Corp.	16,910,496
85,300	Colony NorthStar, Inc. Class A	1,201,877
63,200	Crown Castle International Corp.	6,331,376
51,000	CubeSmart	1,226,040
51,200	CyrusOne, Inc.	2,854,400
1,100	DCT Industrial Trust, Inc.	58,784
36,500	Digital Realty Trust, Inc.	4,122,675
43,400	Duke Realty Corp.	1,213,030
23,700	Equinix, Inc.	10,171,092
23,600	Equity LifeStyle Properties, Inc.	2,037,624
25,500	Essex Property Trust, Inc.	6,560,385
2,200	Forest City Realty Trust, Inc. Class A	53,174
16,100	Healthcare Trust of America, Inc. Class A	500,871
10,400	Highwoods Properties, Inc.	527,384
155,900	Invitation Homes, Inc.	3,372,117
21,300	Kilroy Realty Corp.	1,600,695
72,005	Mid-America Apartment Communities, Inc.	7,587,887
37,000	Public Storage	7,715,610
5,500	SBA Communications Corp.*	741,950
24,300	Spirit Realty Capital, Inc.	180,063
34,100	Sun Communities, Inc.	2,990,229
2,300	Weyerhaeuser Co.	77,050

		89,251,922

Retailing – 5.0%
62,521	Amazon.com, Inc.*(a)	60,520,328
50,000	Best Buy Co., Inc.	2,866,500
134,800	GameStop Corp. Class A	2,913,028
162,300	Gap, Inc. (The)	3,568,977
217,175	Home Depot, Inc. (The)	33,314,645

Common Stocks – (continued)
Retailing – (continued)
264,300	L Brands, Inc.	14,243,127
375,900	Macy’s, Inc.	8,735,916
69,690	Netflix, Inc.*	10,412,383
39,400	Penske Automotive Group, Inc.	1,730,054
8,204	Priceline Group, Inc. (The)*	15,345,746
632,100	Staples, Inc.	6,365,247

		160,015,951

Semiconductors & Semiconductor Equipment – 4.0%
152,300	Analog Devices, Inc.	11,848,940
79,891	Broadcom Ltd.	18,618,597
435,000	Cypress Semiconductor Corp.	5,937,750
760,000	Intel Corp.	25,642,400
24,000	Marvell Technology Group Ltd.	396,480
224,200	Maxim Integrated Products, Inc.	10,066,580
104,825	NVIDIA Corp.	15,153,502
311,200	QUALCOMM, Inc.	17,184,464
307,749	Texas Instruments, Inc.	23,675,131

		128,523,844

Software & Services – 12.9%
117,100	Accenture plc Class A	14,482,928
165,885	Activision Blizzard, Inc.	9,550,000
47,903	Alphabet, Inc. Class A*	44,534,461
47,982	Alphabet, Inc. Class C*	43,602,683
123,400	Automatic Data Processing, Inc.	12,643,564
5,700	Booz Allen Hamilton Holding Corp.	185,478
38,300	Broadridge Financial Solutions, Inc.	2,893,948
329,500	CA, Inc.	11,357,865
100	CDK Global, Inc.	6,206
374,542	Facebook, Inc. Class A*(a)	56,548,351
180,400	International Business Machines Corp.	27,750,932
108,220	Leidos Holdings, Inc.	5,593,892
143,736	Mastercard, Inc. Class A	17,456,737
6,678	MercadoLibre, Inc.	1,675,377
1,275,551	Microsoft Corp.(a)	87,923,730
459,577	Oracle Corp.	23,043,191
277,100	Paychex, Inc.	15,778,074
22,718	PTC, Inc.*	1,252,216
38,500	Sabre Corp.	838,145
100,212	salesforce.com, Inc.*	8,678,359
24,962	ServiceNow, Inc.*	2,645,972
11,091	Splunk, Inc.*	630,967
1,476	Square, Inc. Class A*	34,627
234,867	Visa, Inc. Class A	22,025,827
279,100	Western Union Co. (The)	5,316,855

		416,450,385

Technology Hardware & Equipment – 5.3%
796,687	Apple, Inc.(a)	114,738,862
1,031,748	Cisco Systems, Inc.	32,293,712
439,600	HP, Inc.	7,684,208
29,600	National Instruments Corp.	1,190,512
177,500	Seagate Technology plc	6,878,125
65,200	Western Digital Corp.	5,776,720

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
117,625	Xerox Corp.	$3,379,366

		171,941,505

Telecommunication Services – 2.9%
1,497,228	AT&T, Inc.(a)	56,490,412
836,300	Verizon Communications, Inc.(b)	37,349,158

		93,839,570

Transportation – 2.4%
250,500	Macquarie Infrastructure Corp.	19,639,200
74,900	Norfolk Southern Corp.	9,115,330
198,300	Union Pacific Corp.	21,596,853
234,700	United Parcel Service, Inc. Class A	25,955,473

		76,306,856

Utilities – 3.6%
406,400	CenterPoint Energy, Inc.	11,127,232
216,900	Dominion Energy, Inc.	16,621,047
263,700	Duke Energy Corp.	22,042,683
138,300	FirstEnergy Corp.	4,032,828
229,100	Great Plains Energy, Inc.	6,708,048
510,200	PPL Corp.	19,724,332
747,200	Southern Co. (The)	35,775,936

		116,032,106

TOTAL COMMON STOCKS
(Cost $2,820,536,698)		$3,201,073,418

Shares		Distribution Rate	Value
Investment Company(d)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
52,404		0.845%		$52,404
(Cost $52,404)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,820,589,102)				$3,201,125,822

Securities Lending Reinvestment Vehicle(d)(e) – 0.1%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	2,925,000		0.845%		$2,925,000
	(Cost $2,925,000)

	TOTAL INVESTMENTS – 99.4%
	(Cost $2,823,514,102)				$3,204,050,822

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%				18,897,100

	NET ASSETS – 100.0%				$3,222,947,922

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	All or a portion of security is on loan.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	125	September 2017	$15,130,625	$(107,127)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2017, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	1,720	$2,400	July 2017	$(7,791,600)
	1,751	2,425	August 2017	(6,233,560)
	1,721	2,445	September 2017	(6,195,600)
TOTAL (Premiums Received $19,533,257)	5,192			$(20,220,760)

For the six months ended June 30, 2017, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2016	4,511	$19,023,198
Contracts written	9,952	41,777,625
Contracts bought to close	(9,271)	(41,267,566)
Contracts Outstanding June 30, 2017	5,192	$19,533,257

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%
Australia – 7.9%
63,826	Alumina Ltd. (Materials)	$94,010
84,591	AMP Ltd. (Diversified Financials)	337,538
80,307	APA Group (Utilities)	565,861
323,365	Aurizon Holdings Ltd. (Transportation)	1,331,914
75,567	AusNet Services (Utilities)	100,756
112,863	Australia & New Zealand Banking Group Ltd. (Banks)	2,491,077
252,016	Bank of Queensland Ltd. (Banks)	2,217,287
68,467	Bendigo & Adelaide Bank Ltd. (Banks)	582,831
66,874	BHP Billiton Ltd. (Materials)	1,191,957
55,970	BHP Billiton plc (Materials)	857,500
9,364	Boral Ltd. (Materials)	49,997
139,148	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	987,416
24,684	Commonwealth Bank of Australia (Banks)	1,570,305
38,354	Crown Resorts Ltd. (Consumer Services)	361,985
41,258	Fortescue Metals Group Ltd. (Materials)	165,160
468,101	Harvey Norman Holdings Ltd. (Retailing)	1,374,574
404,990	Insurance Australia Group Ltd. (Insurance)	2,110,665
217,542	National Australia Bank Ltd. (Banks)	4,948,744
3,196	Orica Ltd. (Materials)	50,788
4,672	Sonic Healthcare Ltd. (Health Care Equipment & Services)	86,987
138,474	Suncorp Group Ltd. (Insurance)	1,577,219
21,373	Sydney Airport (Transportation)	116,425
294,090	Tabcorp Holdings Ltd. (Consumer Services)	987,694
607,582	Telstra Corp. Ltd. (Telecommunication Services)	2,007,531
178,204	Transurban Group (Transportation)	1,622,976
97,284	Wesfarmers Ltd. (Food & Staples Retailing)	2,999,753
4,191	Woodside Petroleum Ltd. (Energy)	96,138

		30,885,088

Austria – 0.0%
2,800	voestalpine AG (Materials)(a)	130,508

Belgium – 2.1%
24,370	Ageas (Insurance)	981,408
37,097	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)(a)	4,097,309
28,005	KBC Group NV (Banks)	2,123,313
15,274	Proximus SADP (Telecommunication Services)	534,581
3,902	Solvay SA (Materials)(a)	523,692

		8,260,303

Canada – 0.0%
4,094	International Petroleum Corp. (Energy)*	12,149

China – 0.1%
86,000	BOC Hong Kong Holdings Ltd. (Banks)	411,571

Common Stocks – (continued)
Denmark – 1.4%
485	Chr Hansen Holding A/S (Materials)	35,273
17,829	Coloplast A/S Class B (Health Care Equipment & Services)	1,490,244
52,406	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,251,743
67,814	Tryg A/S (Insurance)	1,483,027
3,337	Vestas Wind Systems A/S (Capital Goods)	308,230

		5,568,517

Finland – 2.0%
57,458	Fortum OYJ (Utilities)	901,725
23,393	Kone OYJ Class B (Capital Goods)(a)	1,190,121
12,595	Metso OYJ (Capital Goods)	437,020
165,528	Nokia OYJ (Technology Hardware & Equipment)	1,014,973
15,000	Nokian Renkaat OYJ (Automobiles & Components)	620,903
13,790	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	880,917
25,171	Sampo OYJ Class A (Insurance)(a)	1,291,414
57,844	Stora Enso OYJ Class R (Materials)	747,463
22,129	UPM-Kymmene OYJ (Materials)	631,002

		7,715,538

France – 8.8%
15,140	Accor SA (Consumer Services)(a)	710,206
156	Aeroports de Paris (Transportation)	25,146
6,387	Air Liquide SA (Materials)	789,408
11,970	Airbus SE (Capital Goods)	987,830
31,802	AXA SA (Insurance)	870,845
24,706	BNP Paribas SA (Banks)(a)	1,778,653
36,142	Bouygues SA (Capital Goods)(a)	1,522,671
8,909	Capgemini SE (Software & Services)(a)	920,322
27,913	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)(b)	1,653,127
36,180	Credit Agricole SA (Banks)	582,800
10,779	Danone SA (Food, Beverage & Tobacco)	809,046
33,851	Edenred (Commercial & Professional Services)	883,009
90,586	Electricite de France SA (Utilities)	981,496
237,980	Engie SA (Utilities)(a)	3,592,010
6,368	Eutelsat Communications SA (Media)	162,479
2,079	Kering (Consumer Durables & Apparel)(a)	707,924
2,358	Klepierre (REIT)(a)	96,644
24,354	Lagardere SCA (Media)	768,472
746	L’Oreal SA (Household & Personal Products)(a)	155,552
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(a)	2,338,768
47,668	Natixis SA (Banks)	319,982
5,546	Orange SA (Telecommunication Services)	88,264

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
8,050	Renault SA (Automobiles & Components)	$728,326
71,573	Rexel SA (Capital Goods)	1,169,669
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,393,177
50,850	Schneider Electric SE (Capital Goods)*,(a)	3,907,797
22,267	Societe Generale SA (Banks)(a)	1,200,764
39,670	TOTAL SA (Energy)	1,969,497
1,317	Unibail-Rodamco SE (REIT)	331,854
50,727	Vivendi SA (Telecommunication Services)	1,129,562

		34,575,300

Germany – 7.9%
19,392	Allianz SE (Registered) (Insurance)(a)	3,826,859
10,282	Axel Springer SE (Media)	618,473
27,946	BASF SE (Materials)(a)	2,593,643
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,599,592
13,810	Bayerische Motoren Werke AG (Automobiles & Components)(a)	1,284,431
15,417	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(c)	1,272,294
74,326	Daimler AG (Registered) (Automobiles & Components)(a)	5,390,766
8,595	Deutsche Boerse AG (Diversified Financials)	907,891
47,010	Deutsche Post AG (Registered) (Transportation)(a)	1,764,673
7,001	Evonik Industries AG (Materials)(a)	224,072
392	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	33,654
12,634	FUCHS PETROLUB SE (Preference) (Materials)(c)	688,591
20,247	HUGO BOSS AG (Consumer Durables & Apparel)(a)	1,419,363
5,571	MAN SE (Capital Goods)(a)	597,459
1,994	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)(a)	403,492
16,117	ProSiebenSat.1 Media SE (Media)(a)	676,251
13,120	SAP SE (Software & Services)(a)	1,373,288
18,669	Siemens AG (Registered) (Capital Goods)(a)	2,567,995
4,311	Symrise AG (Materials)(a)	305,867
189,119	Telefonica Deutschland Holding AG (Telecommunication Services)	945,783
5,335	TUI AG (Consumer Services)	77,773
10,360	United Internet AG (Registered) (Software & Services)(a)	570,153
21,374	Vonovia SE (Real Estate)(a)	850,390

		30,992,753

Common Stocks – (continued)
Hong Kong – 2.7%
137,000	AIA Group Ltd. (Insurance)	1,002,342
49,408	Cheung Kong Property Holdings Ltd. (Real Estate)	386,632
53,408	CK Hutchison Holdings Ltd. (Capital Goods)	670,246
23,000	CK Infrastructure Holdings Ltd. (Utilities)	193,206
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	358,089
111,000	Hang Lung Properties Ltd. (Real Estate)	277,405
34,900	Hang Seng Bank Ltd. (Banks)	730,115
744,448	Hong Kong & China Gas Co. Ltd. (Utilities)	1,400,068
27,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	713,029
27,000	Hysan Development Co. Ltd. (Real Estate)	128,855
2,700	Jardine Matheson Holdings Ltd. (Capital Goods)	173,329
239,000	Link REIT (REIT)	1,818,083
87,189	New World Development Co. Ltd. (Real Estate)	110,520
17,500	Power Assets Holdings Ltd. (Utilities)	154,472
155,600	Sands China Ltd. (Consumer Services)	712,265
135,261	Sino Land Co. Ltd. (Real Estate)	221,609
29,000	Sun Hung Kai Properties Ltd. (Real Estate)	426,015
58,200	Swire Properties Ltd. (Real Estate)	191,852
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	110,280
107,000	Wharf Holdings Ltd. (The) (Real Estate)	885,391

		10,663,803

Ireland – 0.2%
24,569	CRH plc (Materials)(a)	870,807

Israel – 0.5%
562,979	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	933,865
63,751	Israel Chemicals Ltd. (Materials)	300,728
21,887	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	727,086

		1,961,679

Italy – 1.7%
41,324	Assicurazioni Generali SpA (Insurance)	682,101
54,886	Atlantia SpA (Transportation)(a)	1,543,912
121,624	Eni SpA (Energy)(a)	1,827,750
368,564	Intesa Sanpaolo SpA RNC (Banks)	1,096,504
386,240	Intesa Sanpaolo SpA (Banks)	1,228,557
1,178	Saipem SpA (Energy)*	4,363
95,536	UnipolSai Assicurazioni SpA (Insurance)	209,592

		6,592,779

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – 22.3%
2,400	ABC-Mart, Inc. (Retailing)	$141,437
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	275,887
24,700	Alfresa Holdings Corp. (Health Care Equipment & Services)	477,528
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	101,669
12,000	ANA Holdings, Inc. (Transportation)	41,784
209,000	Aozora Bank Ltd. (Banks)	797,938
26,200	Asahi Glass Co. Ltd. (Capital Goods)	1,106,500
41,000	Asahi Kasei Corp. (Materials)	442,321
28,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	354,219
1,600	Benesse Holdings, Inc. (Consumer Services)	60,487
57,600	Bridgestone Corp. (Automobiles & Components)	2,490,139
99,200	Canon, Inc. (Technology Hardware & Equipment)	3,374,319
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	280,502
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	453,338
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	343,387
11,300	CYBERDYNE, Inc. (Health Care Equipment & Services)*	150,578
39,200	Daicel Corp. (Materials)	489,952
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	176,069
2,800	Daikin Industries Ltd. (Capital Goods)	287,258
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	1,028,252
22,200	Daiwa House Industry Co. Ltd. (Real Estate)	759,808
236,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,405,311
2,100	Dentsu, Inc. (Media)	100,743
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	813,315
10,300	FANUC Corp. (Capital Goods)	1,993,521
1,000	Fast Retailing Co. Ltd. (Retailing)	334,425
5,200	Hamamatsu Photonics KK (Technology Hardware & Equipment)	160,249
1,300	Hikari Tsushin, Inc. (Retailing)	136,962
48,300	Hino Motors Ltd. (Capital Goods)	539,297
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	261,166
6,000	Hitachi Chemical Co. Ltd. (Materials)	179,884
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	573,409
2,900	Hitachi Metals Ltd. (Materials)	40,462
16,800	Hokuriku Electric Power Co. (Utilities)	151,658
34,500	Honda Motor Co. Ltd. (Automobiles & Components)	945,234
12,900	Hulic Co. Ltd. (Real Estate)	132,106

Common Stocks – (continued)
Japan – (continued)
5,400	Idemitsu Kosan Co. Ltd. (Energy)	153,623
23,000	IHI Corp. (Capital Goods)*	78,600
47,000	Inpex Corp. (Energy)	453,807
11,800	Isuzu Motors Ltd. (Automobiles & Components)	146,525
126,000	ITOCHU Corp. (Capital Goods)	1,876,005
12,700	Japan Airlines Co. Ltd. (Transportation)	393,391
34,300	Japan Exchange Group, Inc. (Diversified Financials)	623,671
44,600	Japan Post Holdings Co. Ltd. (Insurance)	554,796
41,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,458,646
11,800	JFE Holdings, Inc. (Materials)	205,457
6,400	JSR Corp. (Materials)	110,792
128,600	JXTG Holdings, Inc. (Energy)	562,691
50,000	Kaneka Corp. (Materials)	382,672
19,300	Kao Corp. (Household & Personal Products)	1,147,546
91,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	270,873
29,600	KDDI Corp. (Telecommunication Services)	782,850
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	255,906
80,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	308,646
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	928,136
43,600	Komatsu Ltd. (Capital Goods)	1,119,101
6,000	Kose Corp. (Household & Personal Products)	658,024
8,000	Kubota Corp. (Capital Goods)	135,222
7,300	Kyushu Railway Co. (Transportation)	236,769
5,100	Lawson, Inc. (Food & Staples Retailing)	356,914
36,600	LIXIL Group Corp. (Capital Goods)	917,383
3,900	M3, Inc. (Health Care Equipment & Services)	107,587
6,000	Makita Corp. (Capital Goods)	222,204
179,100	Marubeni Corp. (Capital Goods)	1,160,327
16,100	Marui Group Co. Ltd. (Retailing)	237,891
800	Maruichi Steel Tube Ltd. (Materials)	23,275
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	227,049
20,900	Mitsubishi Corp. (Capital Goods)	439,339
11,500	Mitsubishi Electric Corp. (Capital Goods)	166,320
22,000	Mitsubishi Estate Co. Ltd. (Real Estate)	411,242
4,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	16,469
2,700	Mitsubishi Materials Corp. (Materials)	81,935
23,900	Mitsubishi Motors Corp. (Automobiles & Components)	158,054
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,640,396
123,900	Mitsui & Co. Ltd. (Capital Goods)	1,773,732

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
13,000	Mitsui Fudosan Co. Ltd. (Real Estate)	$311,461
3,500	Mixi, Inc. (Software & Services)	194,772
794,100	Mizuho Financial Group, Inc. (Banks)	1,455,961
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	462,083
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,373,994
39,000	NEC Corp. (Technology Hardware & Equipment)	103,678
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	218,489
6,900	Nidec Corp. (Capital Goods)	708,906
4,000	Nintendo Co. Ltd. (Software & Services)	1,339,167
83,000	Nippon Express Co. Ltd. (Transportation)	520,839
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	91,307
114	Nippon Prologis REIT, Inc. (REIT)	240,547
141,000	Nippon Yusen KK (Transportation)*	263,598
55,900	Nissan Motor Co. Ltd. (Automobiles & Components)	558,158
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	190,699
7,100	Nitto Denko Corp. (Materials)	586,327
9,600	Nomura Holdings, Inc. (Diversified Financials)	57,892
3,500	Nomura Real Estate Holdings, Inc. (Real Estate)	68,879
9,900	Nomura Research Institute Ltd. (Software & Services)	391,114
32,300	NSK Ltd. (Capital Goods)	406,456
62,300	NTT DOCOMO, Inc. (Telecommunication Services)	1,473,438
4,200	Obic Co. Ltd. (Software & Services)	258,619
28,400	Odakyu Electric Railway Co. Ltd. (Transportation)	573,986
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	74,159
19,700	ORIX Corp. (Diversified Financials)	306,529
2,700	Otsuka Corp. (Software & Services)	167,951
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	145,164
55,400	Panasonic Corp. (Consumer Durables & Apparel)	754,839
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	267,187
10,500	Rakuten, Inc. (Retailing)	123,910
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	273,637
35,300	Resona Holdings, Inc. (Banks)	194,991
44,100	Ricoh Co. Ltd. (Technology Hardware & Equipment)	390,665
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	250,281

Common Stocks – (continued)
Japan – (continued)
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	832,273
22,600	SBI Holdings, Inc. (Diversified Financials)	307,329
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	177,965
33,700	Seiko Epson Corp. (Technology Hardware & Equipment)	751,928
87,700	Sekisui House Ltd. (Consumer Durables & Apparel)	1,549,975
101,100	Seven Bank Ltd. (Banks)	362,490
33,000	Sharp Corp. (Consumer Durables & Apparel)*	122,322
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	133,386
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	855,521
8,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	468,366
39,000	Showa Shell Sekiyu KK (Energy)	362,246
13,300	SoftBank Group Corp. (Telecommunication Services)	1,081,159
3,800	Sompo Holdings, Inc. (Insurance)	147,496
19,500	Sony Corp. (Consumer Durables & Apparel)	743,803
3,900	Start Today Co. Ltd. (Retailing)	96,114
40,800	Subaru Corp. (Automobiles & Components)	1,383,449
39,000	Sumitomo Chemical Co. Ltd. (Materials)	225,412
129,600	Sumitomo Corp. (Capital Goods)	1,690,007
11,000	Sumitomo Metal Mining Co. Ltd. (Materials)	147,027
60,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,369,999
28,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,009,332
5,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	154,841
9,700	Sysmex Corp. (Health Care Equipment & Services)	580,581
66,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,365,983
8,200	Terumo Corp. (Health Care Equipment & Services)	323,564
55,300	Tohoku Electric Power Co., Inc. (Utilities)	766,409
20,200	Tokio Marine Holdings, Inc. (Insurance)	840,588
8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,189,698
73,000	Tokyo Gas Co. Ltd. (Utilities)	380,235
57,700	Tokyu Fudosan Holdings Corp. (Real Estate)	342,190
4,600	TOTO Ltd. (Capital Goods)	176,248
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	91,053

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
81,220	Toyota Motor Corp. (Automobiles & Components)	$4,269,208
18,400	Trend Micro, Inc. (Software & Services)	950,968
61,200	USS Co. Ltd. (Retailing)	1,219,783
3,300	Yamaha Corp. (Consumer Durables & Apparel)	114,243
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	586,456
13,300	Yamato Holdings Co. Ltd. (Transportation)	270,197

		87,424,507

Luxembourg – 0.8%
8,497	RTL Group SA (Media)(a)	641,940
97,540	SES SA FDR (Media)	2,285,061
21,970	Tenaris SA (Energy)	343,034

		3,270,035

Macau – 0.1%
88,000	MGM China Holdings Ltd. (Consumer Services)	195,696
141,200	Wynn Macau Ltd. (Consumer Services)	329,711

		525,407

Mexico – 0.0%
5,858	Fresnillo plc (Materials)	113,556

Netherlands – 3.6%
134,734	Aegon NV (Insurance)	689,557
1,970	ASML Holding NV (Semiconductors & Semiconductor Equipment)	256,795
12,678	Boskalis Westminster (Capital Goods)(a)	411,730
126,193	ING Groep NV (Banks)	2,178,441
13,008	Koninklijke DSM NV (Materials)	946,105
26,936	Koninklijke Philips NV (Capital Goods)	958,886
51,233	NN Group NV (Insurance)	1,817,903
1,920	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	210,144
3,902	Randstad Holding NV (Commercial & Professional Services)	227,491
140,271	Royal Dutch Shell plc Class A (Energy)(a)	3,728,951
91,973	Royal Dutch Shell plc Class B (Energy)(a)	2,469,145

		13,895,148

New Zealand – 1.0%
76,420	Contact Energy Ltd. (Utilities)	291,758
259,655	Fletcher Building Ltd. (Materials)	1,520,515
249,625	Mercury NZ Ltd. (Utilities)	607,312
317,017	Meridian Energy Ltd. (Utilities)	675,962
231,659	Spark New Zealand Ltd. (Telecommunication Services)	641,891

		3,737,438

Common Stocks – (continued)
Norway – 0.8%
29,116	Gjensidige Forsikring ASA (Insurance)	497,007
105,945	Marine Harvest ASA (Food, Beverage & Tobacco)*	1,812,635
57,276	Orkla ASA (Food, Beverage & Tobacco)	582,154
11,689	Statoil ASA (Energy)	193,829
3,666	Yara International ASA (Materials)	137,850

		3,223,475

Portugal – 0.6%
305,538	EDP - Energias de Portugal SA (Utilities)	999,483
43,737	Galp Energia SGPS SA (Energy)	662,780
27,474	Jeronimo Martins SGPS SA (Food & Staples Retailing)	536,396

		2,198,659

Singapore – 1.3%
436,100	Ascendas REIT (REIT)	826,302
486,200	CapitaLand Commercial Trust (REIT)	585,974
568,100	CapitaLand Mall Trust (REIT)	814,730
48,200	ComfortDelGro Corp. Ltd. (Transportation)	80,508
743,600	Global Logistic Properties Ltd. (Real Estate)	1,544,802
202,000	Singapore Technologies Engineering Ltd. (Capital Goods)	539,654
456,500	Suntec REIT (REIT)	619,541

		5,011,511

Spain – 3.6%
159,767	Abertis Infraestructuras SA (Transportation)(a)	2,961,518
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)(a)	127,823
6,586	Amadeus IT Group SA (Software & Services)	393,683
209,830	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,747,873
60,229	Banco Santander SA (Banks)	399,913
103,039	CaixaBank SA (Banks)	492,565
90,136	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	562,483
19,625	Enagas SA (Energy)	550,762
74,270	Endesa SA (Utilities)	1,713,304
61,426	Ferrovial SA (Capital Goods)	1,364,467
7,157	Iberdrola SA (Utilities)	56,715
30,372	Mapfre SA (Insurance)	106,309
345,875	Telefonica SA (Telecommunication Services)(a)	3,580,366
19,419	Zardoya Otis SA (Capital Goods)	201,126

		14,258,907

Sweden – 3.9%
6,099	Atlas Copco AB Class B (Capital Goods)	210,810

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
44,003	Hennes & Mauritz AB Class B (Retailing)	$1,097,084
12,347	Lundin Petroleum AB (Energy)*	237,976
350,406	Nordea Bank AB (Banks)	4,462,922
13,117	Sandvik AB (Capital Goods)	206,517
219,763	Skandinaviska Enskilda Banken AB Class A (Banks)	2,660,591
21,194	Skanska AB Class B (Capital Goods)	503,272
85,838	Swedbank AB Class A (Banks)	2,094,950
147,272	Tele2 AB Class B (Telecommunication Services)	1,543,363
69,362	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	498,722
334,966	Telia Co. AB (Telecommunication Services)	1,543,721
15,913	Volvo AB Class B (Capital Goods)	271,375

		15,331,303

Switzerland – 9.0%
50,153	ABB Ltd. (Registered) (Capital Goods)	1,244,853
5,336	Baloise Holding AG (Registered) (Insurance)	826,545
4,167	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	344,815
146,817	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,136,333
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,912,482
1,736	Geberit AG (Registered) (Capital Goods)	810,643
926	Givaudan SA (Registered) (Materials)	1,855,518
259,708	Glencore plc (Materials)*	973,185
10,884	Kuehne + Nagel International AG (Registered) (Transportation)	1,819,625
25,102	LafargeHolcim Ltd. (Registered) (Materials)*	1,442,689
72,389	Nestle SA (Registered) (Food, Beverage & Tobacco)	6,313,601
72,916	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,090,426
1,473	Partners Group Holding AG (Diversified Financials)	914,601
20,695	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,287,881
397	SGS SA (Registered) (Commercial & Professional Services)	962,601
145,496	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(a)	2,092,164
17,457	UBS Group AG (Registered) (Diversified Financials)*	296,872

		35,324,834

Common Stocks – (continued)
United Kingdom – 16.3%
204,174	Aberdeen Asset Management plc (Diversified Financials)	803,854
27,116	Anglo American plc (Materials)*	362,262
78,181	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,665,109
250,161	BAE Systems plc (Capital Goods)	2,065,149
319,649	Barclays plc (Banks)	845,399
39,792	Berkeley Group Holdings plc (Consumer Durables & Apparel)(a)	1,673,236
88,908	BP plc ADR (Energy)	3,080,662
52,689	British American Tobacco plc (Food, Beverage & Tobacco) (a)	3,590,383
24,262	British Land Co. plc (The) (REIT)	191,538
43,199	Capita plc (Commercial & Professional Services)	389,069
108,358	Centrica plc (Utilities)	282,517
52,728	Cobham plc (Capital Goods)	89,004
15,616	Compass Group plc (Consumer Services)	329,623
13,945	Diageo plc (Food, Beverage & Tobacco)	412,099
50,835	easyJet plc (Transportation)	900,547
130,365	G4S plc (Commercial & Professional Services)	554,432
160,047	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	6,901,227
1,024,775	HSBC Holdings plc (Banks)	9,511,928
21,808	Imperial Brands plc (Food, Beverage & Tobacco) (a)	979,990
118,879	J Sainsbury plc (Food & Staples Retailing)	389,931
24,945	Land Securities Group plc (REIT)	329,340
852,286	Legal & General Group plc (Insurance)	2,867,944
170,573	Marks & Spencer Group plc (Retailing)	740,315
1,017	Next plc (Retailing)(a)	51,078
132,053	Pearson plc (Media)	1,188,995
41,176	Persimmon plc (Consumer Durables & Apparel)	1,202,607
28,433	Provident Financial plc (Diversified Financials)(a)	901,799
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(a)	194,231
11,241	Rio Tinto Ltd. (Materials)	546,297
12,184	Rio Tinto plc (Materials)	516,015
22,663	Rio Tinto plc ADR (Materials)(a)(b)(d)	958,871
27,421	Royal Mail plc (Transportation)	150,423
148,325	SSE plc (Utilities)(a)	2,806,487
101,081	Standard Life plc (Insurance)	525,626
125,880	Tate & Lyle plc (Food, Beverage & Tobacco)	1,084,881
84,914	Unilever NV CVA (Household & Personal Products)(a)	4,687,406

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
66,459	Unilever plc ADR (Household & Personal Products)(a)	$3,596,761
178,943	Vodafone Group plc ADR (Telecommunication Services)(a)(b)	5,141,032
55,944	William Hill plc (Consumer Services)	185,221
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	193,278

		63,886,566

TOTAL COMMON STOCKS (Cost $393,345,676)		$386,842,141

Units	Description	Expiration Month	Value
Right* – 0.0%
Spain – 0.0%
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/17	$2,643
(Cost $2,746)

Shares		Distribution Rate	Value
Investment Company(e)(f) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
197		0.845%		$197
(Cost $197)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $393,348,619)				$386,844,981

Shares			Distribution Rate		Value
Securities Lending Reinvestment Vehicle(e)(f) – 0.0%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	136,800		0.845%		$136,800
	(Cost $136,800)

	TOTAL INVESTMENTS – 98.6%
	(Cost $393,485,419)				$386,981,781

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%				5,642,477

	NET ASSETS – 100.0%				$392,624,258

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	All or a portion of security is on loan.
(e)	Represents an affiliated issuer.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust
Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	44	September 2017	$1,724,235	$(67,802)
FTSE 100 Index	9	September 2017	848,969	(25,037)
Hang Seng Index	1	July 2017	163,850	(957)
MSCI Singapore Index	2	July 2017	52,072	(274)
SPI 200 Index	3	September 2017	325,637	(5,538)
TSE TOPIX Index	5	September 2017	716,381	4,667
TOTAL				$(94,941)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2017, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price		Expiration Month	Value
EURO STOXX 50 Index	2,109	EUR	3,550	September 2017	$(997,241)
FTSE 100 Index	337	GBP	7,425	September 2017	(307,248)
Nikkei-225 Stock Average	234	JPY	20,000	September 2017	(1,019,426)
TOTAL (Premiums Received $3,721,564)	2,680				$(2,323,915)

For the six months ended June 30, 2017, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2016	2,355	$3,117,253
Contracts written	5,107	7,631,571
Contracts bought to close	(4,782)	(7,027,260)
Contracts Outstanding June 30, 2017	2,680	$3,721,564

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%
Automobiles & Components – 1.0%
101,391	BorgWarner, Inc.	$4,294,923
49,403	Dana, Inc.	1,103,169
21,887	Gentex Corp.	415,196
47,383	Lear Corp.	6,732,177

		12,545,465

Banks – 5.2%
14,958	Berkshire Hills Bancorp, Inc.	525,774
38,634	CenterState Banks, Inc.	960,441
19,853	Central Pacific Financial Corp.	624,774
468,112	Citizens Financial Group, Inc.	16,702,236
11,376	FCB Financial Holdings, Inc. Class A*	543,204
160,029	Fifth Third Bancorp	4,154,353
3,267	First Citizens BancShares, Inc. Class A	1,217,611
8,596	Hilltop Holdings, Inc.	225,301
172,510	JPMorgan Chase & Co.	15,767,414
208,520	KeyCorp	3,907,665
64,124	PNC Financial Services Group, Inc. (The)	8,007,164
123,441	Radian Group, Inc.	2,018,260
5,237	SVB Financial Group*	920,612
18,859	Synovus Financial Corp.	834,322
75,821	TCF Financial Corp.	1,208,587
34,664	United Community Banks, Inc.	963,659
5,562	US Bancorp	288,779
116,732	Wells Fargo & Co.	6,468,120
22,699	Western Alliance Bancorp*	1,116,791

		66,455,067

Capital Goods – 6.5%
27,205	AerCap Holdings NV*	1,263,128
5,386	Allegion plc	436,912
24,698	Allison Transmission Holdings, Inc.	926,422
9,879	Applied Industrial Technologies, Inc.	583,355
55,021	Boeing Co. (The)	10,880,403
11,432	Eaton Corp. plc	889,753
4,919	Esterline Technologies Corp.*	466,321
15,347	Fortive Corp.	972,232
425,250	General Electric Co.	11,486,002
6,702	Granite Construction, Inc.	323,304
41,574	HD Supply Holdings, Inc.*	1,273,412
9,481	Honeywell International, Inc.	1,263,722
10,454	Hubbell, Inc.	1,183,079
114,094	Illinois Tool Works, Inc.	16,343,966
26,915	Lockheed Martin Corp.	7,471,873
48,420	Masco Corp.	1,850,128
31,608	Orbital ATK, Inc.	3,108,963
5,480	Owens Corning	366,722
64,168	Raytheon Co.	10,361,849
37,020	Spirit AeroSystems Holdings, Inc. Class A	2,144,939
11,074	Trex Co., Inc.*	749,267
8,619	United Rentals, Inc.*	971,447
8,601	Valmont Industries, Inc.	1,286,710
21,794	WABCO Holdings, Inc.*	2,778,953

Common Stocks – (continued)
Capital Goods – (continued)
23,184	Watsco, Inc.	3,574,973

		82,957,835

Commercial & Professional Services – 1.1%
13,181	ABM Industries, Inc.(a)	547,275
54,765	Brady Corp. Class A	1,856,534
29,156	Cintas Corp.	3,674,822
66,486	ManpowerGroup, Inc.	7,423,162
8,453	MSA Safety, Inc.	686,130
35,790	Steelcase, Inc. Class A	501,060

		14,688,983

Consumer Durables & Apparel – 2.7%
19,685	Columbia Sportswear Co.	1,142,911
51,425	Fossil Group, Inc.*	532,249
33,386	Hasbro, Inc.	3,722,873
4,530	Mohawk Industries, Inc.*	1,094,856
163,278	NIKE, Inc. Class B	9,633,402
1,156	NVR, Inc.*	2,786,665
24,693	PVH Corp.	2,827,348
448,586	Taylor Morrison Home Corp. Class A*	10,770,550
8,306	Whirlpool Corp.	1,591,596

		34,102,450

Consumer Services – 3.3%
38,745	Boyd Gaming Corp.	961,263
51,446	Carnival Corp.	3,373,314
46,924	Domino’s Pizza, Inc.	9,925,834
89,426	Las Vegas Sands Corp.	5,713,427
6,048	Marriott International, Inc. Class A	606,675
62,281	Papa John’s International, Inc.	4,469,285
34,874	Starbucks Corp.	2,033,503
21,234	Vail Resorts, Inc.	4,306,892
5,310	Wyndham Worldwide Corp.	533,177
87,531	Yum Brands, Inc.	6,456,287
87,531	Yum China Holdings, Inc.*	3,451,347

		41,831,004

Diversified Financials – 3.8%
203,559	AGNC Investment Corp. (REIT)	4,333,771
32,395	Ameriprise Financial, Inc.	4,123,560
96,718	Bank of New York Mellon Corp. (The)	4,934,553
38,603	Berkshire Hathaway, Inc. Class B*	6,538,190
4,505	Capital One Financial Corp.	372,203
137,041	E*TRADE Financial Corp.*	5,211,669
13,256	Morgan Stanley	590,687
38,270	MSCI, Inc.	3,941,427
88,445	Nasdaq, Inc.	6,322,933
171,359	Synchrony Financial	5,109,926
143,290	TD Ameritrade Holding Corp.	6,160,037
41,461	Voya Financial, Inc.	1,529,496

		49,168,452

Energy – 4.2%
35,648	Anadarko Petroleum Corp.	1,616,280

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
149,794	Baker Hughes, Inc.	$8,165,271
152,331	Chesapeake Energy Corp.*(b)	757,085
6,903	Cimarex Energy Co.	648,951
39,820	Devon Energy Corp.	1,273,045
61,715	Energen Corp.*	3,046,870
12,027	EOG Resources, Inc.	1,088,684
58,417	Exxon Mobil Corp.	4,716,004
78,991	Kinder Morgan, Inc.	1,513,468
32,063	Marathon Oil Corp.	379,947
198,855	Marathon Petroleum Corp.	10,406,082
186,820	McDermott International, Inc.*	1,339,499
39,371	Newfield Exploration Co.*	1,120,499
12,188	Pioneer Natural Resources Co.	1,944,961
103,194	Valero Energy Corp.	6,961,467
247,662	Williams Cos., Inc. (The)	7,499,205
24,190	World Fuel Services Corp.	930,106

		53,407,424

Food & Staples Retailing – 1.8%
166,845	CVS Health Corp.	13,424,349
120,558	Walgreens Boots Alliance, Inc.	9,440,897

		22,865,246

Food, Beverage & Tobacco – 4.4%
284,075	Altria Group, Inc.	21,155,065
67,825	Archer-Daniels-Midland Co.	2,806,598
237,923	Conagra Brands, Inc.	8,508,126
35,366	Lamb Weston Holdings, Inc.	1,557,519
13,685	Lancaster Colony Corp.	1,678,055
14,631	Molson Coors Brewing Co. Class B	1,263,241
16,207	PepsiCo, Inc.	1,871,746
95,122	Pilgrim’s Pride Corp.*	2,085,074
28,740	Sanderson Farms, Inc.	3,323,781
204,944	Tyson Foods, Inc. Class A	12,835,643

		57,084,848

Health Care Equipment & Services – 8.8%
16,015	Aetna, Inc.	2,431,557
32,290	Anthem, Inc.	6,074,718
247,341	Baxter International, Inc.	14,974,024
12,250	Becton Dickinson and Co.	2,390,098
179,530	Boston Scientific Corp.*	4,976,572
6,376	Cardinal Health, Inc.	496,818
51,825	Centene Corp.*	4,139,781
66,201	Cigna Corp.	11,081,385
13,472	Cooper Cos., Inc. (The)	3,225,466
114,242	Danaher Corp.	9,640,882
40,526	Hologic, Inc.*	1,839,070
61,683	Humana, Inc.	14,842,164
55,146	IDEXX Laboratories, Inc.*	8,901,667
4,387	McKesson Corp.	721,837
81,279	UnitedHealth Group, Inc.	15,070,752
65,679	WellCare Health Plans, Inc.*	11,793,321

		112,600,112

Common Stocks – (continued)
Household & Personal Products – 1.1%
34,636	Colgate-Palmolive Co.	2,567,567
75,060	Kimberly-Clark Corp.	9,690,996
8,185	Procter & Gamble Co. (The)	713,323
9,724	USANA Health Sciences, Inc.*	623,308

		13,595,194

Insurance – 4.5%
8,231	Argo Group International Holdings Ltd.	498,799
98,971	Lincoln National Corp.	6,688,460
196,811	Marsh & McLennan Cos., Inc.	15,343,386
47,125	Principal Financial Group, Inc.	3,019,299
64,085	Prudential Financial, Inc.	6,930,152
107,660	Reinsurance Group of America, Inc.	13,822,467
82,165	Travelers Cos., Inc. (The)	10,396,337
18,889	Unum Group	880,794

		57,579,694

Materials – 3.4%
5,254	Air Products & Chemicals, Inc.	751,637
12,663	Celanese Corp. Series A	1,202,225
18,697	Chemours Co. (The)	708,990
8,075	Crown Holdings, Inc.*	481,755
22,311	HB Fuller Co.	1,140,315
22,879	Huntsman Corp.	591,193
14,786	Innophos Holdings, Inc.	648,218
185,595	Louisiana-Pacific Corp.*	4,474,695
66,105	LyondellBasell Industries NV Class A	5,578,601
17,318	Minerals Technologies, Inc.	1,267,678
97,498	Nucor Corp.	5,642,209
41,069	Owens-Illinois, Inc.*	982,371
16,462	PPG Industries, Inc.	1,810,162
8,350	Reliance Steel & Aluminum Co.	607,964
15,232	Sealed Air Corp.	681,784
15,506	Sherwin-Williams Co. (The)	5,441,986
315,262	Steel Dynamics, Inc.	11,289,532

		43,301,315

Media – 1.6%
271,158	Comcast Corp. Class A	10,553,469
310,553	Interpublic Group of Cos., Inc. (The)	7,639,604
32,046	Omnicom Group, Inc.	2,656,614
14,896	Regal Entertainment Group Class A(b)	304,772

		21,154,459

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
117,983	AbbVie, Inc.	8,554,947
28,864	Alexion Pharmaceuticals, Inc.*	3,511,883
15,723	Allergan plc	3,822,104
110,476	Amgen, Inc.	19,027,282
30,180	Biogen, Inc.*	8,189,645
9,877	Bioverativ, Inc.*	594,299
48,696	Cambrex Corp.*	2,909,586
115,837	Celgene Corp.*	15,043,751
29,265	Exelixis, Inc.*	720,797

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
3,087	Incyte Corp.*	$388,684
33,539	Ironwood Pharmaceuticals, Inc.*	633,216
101,303	Johnson & Johnson	13,401,374
116,725	Merck & Co., Inc.	7,480,905
1,326	Mettler-Toledo International, Inc.*	780,404
9,084	MiMedx Group, Inc.*(b)	135,988
279,257	Pfizer, Inc.	9,380,243
22,579	Phibro Animal Health Corp. Class A	836,552
20,694	Repligen Corp.*	857,559
3,494	Thermo Fisher Scientific, Inc.	609,598
33,107	United Therapeutics Corp.*	4,294,971
32,624	Vertex Pharmaceuticals, Inc.*	4,204,255

		105,378,043

Real Estate – 4.0%
132,057	American Homes 4 Rent Class A (REIT)	2,980,526
118,678	American Tower Corp. (REIT)	15,703,473
15,622	Apartment Investment & Management Co. Class A (REIT)	671,277
47,783	CBRE Group, Inc. Class A*	1,739,301
18,849	CoreSite Realty Corp. (REIT)	1,951,437
19,282	CyrusOne, Inc. (REIT)	1,074,971
42,346	DCT Industrial Trust, Inc. (REIT)	2,262,970
7,822	DuPont Fabros Technology, Inc. (REIT)	478,393
39,468	Equity LifeStyle Properties, Inc. (REIT)	3,407,667
11,456	First Industrial Realty Trust, Inc. (REIT)	327,871
21,436	First Potomac Realty Trust (REIT)	238,154
81,728	Forest City Realty Trust, Inc. Class A (REIT)	1,975,366
18,168	Hudson Pacific Properties, Inc. (REIT)	621,164
12,458	Lamar Advertising Co. Class A (REIT)	916,535
66,161	Mack-Cali Realty Corp. (REIT)	1,795,610
33,012	Mid-America Apartment Communities, Inc. (REIT)	3,478,805
16,478	Park Hotels & Resorts, Inc. (REIT)	444,247
33,614	Prologis, Inc. (REIT)	1,971,125
10,025	PS Business Parks, Inc. (REIT)	1,327,210
21,404	Public Storage (REIT)	4,463,376
23,711	Realogy Holdings Corp.	769,422
19,064	SBA Communications Corp. (REIT)*	2,571,747

		51,170,647

Retailing – 4.9%
13,975	Aaron’s, Inc.	543,628
18,949	Amazon.com, Inc.*	18,342,632
10,896	AutoZone, Inc.*	6,215,732
126,771	Best Buy Co., Inc.	7,267,781
9,461	Burlington Stores, Inc.*	870,317
7,896	Expedia, Inc.	1,176,109
141,850	Lowe’s Cos., Inc.	10,997,631
17,336	Netflix, Inc.*	2,590,172

Common Stocks – (continued)
Retailing – (continued)
37,334	O’Reilly Automotive, Inc.*	8,166,439
19,490	Pool Corp.	2,291,439
2,240	Priceline Group, Inc. (The)*	4,189,965

		62,651,845

Semiconductors & Semiconductor Equipment – 4.3%
30,458	Advanced Energy Industries, Inc.*	1,970,328
418,887	Applied Materials, Inc.	17,304,222
6,898	Diodes, Inc.*	165,759
31,784	Intel Corp.	1,072,392
136,437	KLA-Tencor Corp.	12,485,350
42,708	Lam Research Corp.	6,040,192
86,810	Maxim Integrated Products, Inc.	3,897,769
6,989	NXP Semiconductors NV*	764,946
96,874	ON Semiconductor Corp.*	1,360,111
50,405	QUALCOMM, Inc.	2,783,364
100,492	Teradyne, Inc.	3,017,775
63,128	Texas Instruments, Inc.	4,856,437

		55,718,645

Software & Services – 11.1%
55,994	Adobe Systems, Inc.*	7,919,791
15,113	Alphabet, Inc. Class A*	14,050,254
15,281	Alphabet, Inc. Class C*	13,886,303
31,238	Amdocs Ltd.	2,013,602
14,690	Aspen Technology, Inc.*	811,769
38,091	Cadence Design Systems, Inc.*	1,275,668
15,958	CDK Global, Inc.	990,354
96,260	Citrix Systems, Inc.*	7,660,371
10,304	CoreLogic, Inc.*	446,988
1,354	CoStar Group, Inc.*	356,914
49,384	eBay, Inc.*	1,724,489
50,031	Electronic Arts, Inc.*	5,289,277
66,896	EVERTEC, Inc.	1,157,301
110,483	Facebook, Inc. Class A*	16,680,723
6,626	Intuit, Inc.	879,999
19,359	Leidos Holdings, Inc.	1,000,667
16,541	LogMeIn, Inc.	1,728,535
421,098	Microsoft Corp.	29,026,285
9,824	MicroStrategy, Inc. Class A*	1,882,966
212,943	Oracle Corp.	10,676,962
22,899	Synopsys, Inc.*	1,670,024
89,564	Take-Two Interactive Software, Inc.*	6,572,206
36,907	Teradata Corp.*	1,088,388
501,461	Travelport Worldwide Ltd.	6,900,103
91,433	Vantiv, Inc. Class A*	5,791,366
12,293	VeriSign, Inc.*	1,142,757

		142,624,062

Technology Hardware & Equipment – 5.8%
185,226	Apple, Inc.	26,676,249
13,009	ARRIS International plc*	364,512
9,482	EchoStar Corp. Class A*	575,557
94,685	F5 Networks, Inc.*	12,030,676
26,644	Finisar Corp.*	692,211
504,699	Flex Ltd.*	8,231,641

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
249,464	HP, Inc.	$4,360,631
302,323	Jabil, Inc.	8,824,808
18,593	Methode Electronics, Inc.	766,032
45,067	NCR Corp.*	1,840,536
72,064	NetApp, Inc.	2,886,163
40,289	NETGEAR, Inc.*	1,736,456
48,534	Seagate Technology plc	1,880,693
127,068	TTM Technologies, Inc.*	2,205,900
150,233	Viavi Solutions, Inc.*	1,581,954

		74,654,019

Telecommunication Services – 0.2%
48,653	AT&T, Inc.	1,835,678
14,288	Level 3 Communications, Inc.*	847,278

		2,682,956

Transportation – 4.6%
92,001	Alaska Air Group, Inc.	8,258,010
4,135	Allegiant Travel Co.	560,706
33,622	American Airlines Group, Inc.	1,691,859
10,206	ArcBest Corp.	210,243
31,353	CSX Corp.	1,710,620
241,135	Delta Air Lines, Inc.	12,958,595
28,727	Hawaiian Holdings, Inc.*	1,348,733
418,787	JetBlue Airways Corp.*	9,560,907
63,265	Southwest Airlines Co.	3,931,287
18,844	Union Pacific Corp.	2,052,300
197,719	United Continental Holdings, Inc.*	14,878,355
16,477	United Parcel Service, Inc. Class B	1,822,191

		58,983,806

Utilities – 1.8%
492,047	AES Corp.(a)	5,466,642
9,873	American Water Works Co., Inc.	769,600
133,249	CenterPoint Energy, Inc.	3,648,358
113,422	Edison International	8,868,466
283,475	NRG Energy, Inc.	4,881,440

		23,634,506

TOTAL COMMON STOCKS
(Cost $852,538,053)		$1,260,836,077

Units	Description	Value
Right* – 0.0%
Food & Staples Retailing – 0.0%
62,608	Safeway, Inc., CVR	$32,766
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,409,490	0.845%	$1,409,490
(Cost $1,409,490)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $853,947,543)		$1,262,278,333

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,186,925	0.845%	$1,186,925
(Cost $1,186,925)

TOTAL INVESTMENTS – 98.5%
(Cost $855,134,468)		$1,263,465,258

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		19,085,257

NET ASSETS – 100.0%		$1,282,550,515

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
CVR—Contingent Value Rights
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	9	September 2017	$636,435	$(1,298)
S&P 500 E-Mini Index	51	September 2017	6,173,295	(43,706)
TOTAL				$(45,004)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%
Australia – 9.0%
102,786	Adelaide Brighton Ltd. (Materials)	$444,627
199,165	AGL Energy Ltd. (Utilities)	3,902,935
266,243	Aristocrat Leisure Ltd. (Consumer Services)	4,615,842
73,373	ASX Ltd. (Diversified Financials)	3,023,043
905,376	Aurizon Holdings Ltd. (Transportation)	3,729,171
325,740	BHP Billiton Ltd. (Materials)	5,805,963
106,387	BHP Billiton plc (Materials)	1,629,924
366,478	BlueScope Steel Ltd. (Materials)	3,710,244
95,124	Breville Group Ltd. (Consumer Durables & Apparel)	763,960
518,713	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	3,680,870
11,563	Cochlear Ltd. (Health Care Equipment & Services)	1,381,054
124,538	Computershare Ltd. (Software & Services)	1,353,445
34,602	CSR Ltd. (Materials)	112,457
18,769	Downer EDI Ltd. (Commercial & Professional Services)	92,454
981,539	Fortescue Metals Group Ltd. (Materials)	3,929,194
76,354	G8 Education Ltd. (Consumer Services)	211,856
71,148	GUD Holdings Ltd. (Consumer Durables & Apparel)	705,852
9,188	IOOF Holdings Ltd. (Diversified Financials)	69,221
118,999	MACA Ltd. (Capital Goods)	150,914
33,938	Macquarie Group Ltd. (Diversified Financials)	2,307,915
79,312	Nanosonics Ltd. (Health Care Equipment & Services)*	154,873
35,563	OZ Minerals Ltd. (Materials)	202,439
857,901	Qantas Airways Ltd. (Transportation)	3,770,942
398,902	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	4,033,675
19,401	Webjet Ltd. (Retailing)	184,152
13,517	Wesfarmers Ltd. (Food & Staples Retailing)	416,797
1,054,750	Whitehaven Coal Ltd. (Energy)*	2,326,150
30,649	Woolworths Ltd. (Food & Staples Retailing)	601,610

		53,311,579

Belgium – 0.1%
17,311	AGFA-Gevaert NV (Health Care Equipment & Services)*	84,228
6,720	Melexis NV (Semiconductors & Semiconductor Equipment)	551,807
4,275	Orange Belgium SA (Telecommunication Services)	100,095

		736,130

Shares	Description	Value
Common Stocks – (continued)
China – 0.6%
1,663,000	Fosun International Ltd. (Capital Goods)	2,596,748
803,100	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	693,982

		3,290,730

Denmark – 2.2%
123,684	Danske Bank A/S (Banks)	4,758,505
6,439	Dfds A/S (Transportation)	343,269
7,343	FLSmidth & Co. A/S (Capital Goods)	464,001
1,656	ISS A/S (Commercial & Professional Services)	65,050
164,257	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	7,057,677

		12,688,502

Finland – 0.2%
9,523	Cramo OYJ (Capital Goods)	284,969
14,178	Konecranes OYJ (Capital Goods)	600,266
12,856	Metso OYJ (Capital Goods)	446,076

		1,331,311

France – 9.2%
348,201	Air France-KLM (Transportation)*	4,970,434
35,545	Arkema SA (Materials)	3,795,913
92,918	BNP Paribas SA (Banks)	6,689,421
2,360	Chargeurs SA (Consumer Durables & Apparel)	64,853
87,223	Cie de Saint-Gobain (Capital Goods)	4,658,149
36,968	Cie Generale des Etablissements Michelin (Automobiles & Components)	4,920,222
82,747	Eutelsat Communications SA (Media)	2,111,282
4,408	Fonciere Des Regions (REIT)	408,881
22,325	Gecina SA (REIT)	3,504,095
1,488	Kaufman & Broad SA (Consumer Durables & Apparel)	66,317
10,145	Orange SA (Telecommunication Services)	161,457
65,460	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	6,272,376
3,118	SEB SA (Consumer Durables & Apparel)	559,645
113,024	Societe Generale SA (Banks)	6,094,898
7,141	Tarkett SA (Capital Goods)	331,899
34,374	Thales SA (Capital Goods)	3,699,479
5,827	Unibail-Rodamco SE (REIT)	1,468,269
64,819	Valeo SA (Automobiles & Components)	4,360,953

		54,138,543

Germany – 7.8%
40,851	Aareal Bank AG (Banks)	1,621,999
434	Allianz SE (Registered) (Insurance)	85,646
12,164	alstria office REIT-AG (REIT)	164,500
75,587	BASF SE (Materials)	7,015,161

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
65,331	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$8,467,564
2,001	bet-at-home.com AG (Consumer Services)	290,470
50,652	Covestro AG (Materials)(a)	3,671,969
221,250	Deutsche Lufthansa AG (Registered) (Transportation)	5,042,188
2,286	Duerr AG (Capital Goods)	272,062
29,994	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	479,460
2,021	Fraport AG Frankfurt Airport Services Worldwide (Transportation)	178,844
4,691	Freenet AG (Telecommunication Services)	149,655
32,255	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(b)	4,447,763
9,677	HOCHTIEF AG (Capital Goods)	1,776,493
117,739	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,500,844
51,492	Innogy SE (Utilities)(a)	2,026,544
34,611	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	4,187,887
35,507	Rheinmetall AG (Capital Goods)	3,379,686

		45,758,735

Hong Kong – 4.4%
1,024,400	AIA Group Ltd. (Insurance)	7,494,880
307,464	Cheung Kong Property Holdings Ltd. (Real Estate)	2,405,993
340,964	CK Hutchison Holdings Ltd. (Capital Goods)	4,278,943
380,000	CLP Holdings Ltd. (Utilities)	4,018,251
237,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,438,425
64,020	Henderson Land Development Co. Ltd. (Real Estate)	356,970
1,800	Jardine Matheson Holdings Ltd. (Capital Goods)	115,553
11,400	Jardine Strategic Holdings Ltd. (Capital Goods)	475,236
282,000	Melco International Development Ltd. (Consumer Services)	754,454
286,000	SJM Holdings Ltd. (Consumer Services)	301,350
1,032,000	WH Group Ltd. (Food, Beverage & Tobacco)(a)	1,042,085
76,000	Wharf Holdings Ltd. (The) (Real Estate)	628,876
255,000	Wheelock & Co. Ltd. (Real Estate)	1,923,364
190,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	790,097

		26,024,477

Common Stocks – (continued)
Ireland – 0.0%
41,047	Total Produce plc (Food & Staples Retailing)	101,734

Italy – 2.2%
54,706	Amplifon SpA (Health Care Equipment & Services)	721,908
5,731	ASTM SpA (Transportation)	99,036
7,714	Banca Generali SpA (Diversified Financials)	230,188
3,686	DiaSorin SpA (Health Care Equipment & Services)	283,120
1,061,230	Enel SpA (Utilities)	5,691,904
119,737	Eni SpA (Energy)	1,799,393
98,495	Iren SpA (Utilities)	228,142
176,472	Leonardo SpA (Capital Goods)	2,938,218
62,834	Mediobanca SpA (Banks)	621,619
646,771	Telecom Italia SpA (Telecommunication Services)*	598,375

		13,211,903

Japan – 23.9%
19,700	ADEKA Corp. (Materials)	300,977
85,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,050,399
4,900	Avex Group Holdings, Inc. (Media)	65,754
16,300	Benesse Holdings, Inc. (Consumer Services)	616,208
2,600	Central Japan Railway Co. (Transportation)	424,624
83,900	Chubu Electric Power Co., Inc. (Utilities)	1,115,757
11,800	CKD Corp. (Capital Goods)	180,668
66,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,567,233
25,900	Daito Trust Construction Co. Ltd. (Real Estate)	4,035,109
137,600	Daiwa House Industry Co. Ltd. (Real Estate)	4,709,440
68,200	DeNA Co. Ltd. (Software & Services)	1,532,825
5,600	Dip Corp. (Software & Services)	113,920
10,200	Disco Corp. (Semiconductors & Semiconductor Equipment)	1,635,992
50,200	Dynam Japan Holdings Co. Ltd. (Consumer Services)	88,455
5,200	Fancl Corp. (Household & Personal Products)	95,592
221,800	Financial Products Group Co. Ltd. (Diversified Financials)	2,118,902
15,200	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	262,792
15,200	Fujitsu General Ltd. (Consumer Durables & Apparel)	352,489
239,000	Fujitsu Ltd. (Software & Services)	1,767,708
749,000	Fukuoka Financial Group, Inc. (Banks)	3,573,637

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
4,500	Gakkyusha Co. Ltd. (Consumer Services)	$62,077
1,800	Glory Ltd. (Capital Goods)	59,118
32,800	Hachijuni Bank Ltd. (The) (Banks)	208,987
7,500	HIS Co. Ltd. (Consumer Services)	226,048
41,400	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	1,612,238
788,000	Hitachi Ltd. (Technology Hardware & Equipment)	4,858,565
85,800	Honda Motor Co. Ltd. (Automobiles & Components)	2,350,755
20,000	Hoya Corp. (Health Care Equipment & Services)	1,041,227
119,300	Japan Airlines Co. Ltd. (Transportation)	3,695,399
81,000	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,846,997
477,000	Kajima Corp. (Capital Goods)	4,031,423
5,800	Kansai Electric Power Co., Inc. (The) (Utilities)	79,979
29,200	Kao Corp. (Household & Personal Products)	1,736,184
130,300	KDDI Corp. (Telecommunication Services)	3,446,126
6,900	Ki-Star Real Estate Co. Ltd. (Consumer Durables & Apparel)	128,145
15,700	Konami Holdings Corp. (Software & Services)	873,952
5,700	K’s Holdings Corp. (Retailing)	111,447
30,000	Kyokuto Boeki Kaisha Ltd. (Capital Goods)	71,890
26,000	M3, Inc. (Health Care Equipment & Services)	717,246
7,000	Mandom Corp. (Household & Personal Products)	379,772
12,700	Meiko Network Japan Co. Ltd. (Consumer Services)	169,340
20,200	Miraca Holdings, Inc. (Health Care Equipment & Services)	909,789
95,500	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,209,116
453,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,055,507
28,000	Mitsui Chemicals, Inc. (Materials)	149,110
9,800	Mitsui Fudosan Co. Ltd. (Real Estate)	234,793
5,900	Modec, Inc. (Energy)	131,490
108,700	Nexon Co. Ltd. (Software & Services)	2,156,159
6,300	NGK Insulators Ltd. (Capital Goods)	126,303
20,000	Nichias Corp. (Capital Goods)	231,355
21,600	Nikkiso Co. Ltd. (Health Care Equipment & Services)	208,058
126,000	Nikon Corp. (Consumer Durables & Apparel)	2,019,673
74,200	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	2,706,638

Common Stocks – (continued)
Japan – (continued)
261,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	622,213
60,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,870,010
47,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	249,599
458,700	Nissan Motor Co. Ltd. (Automobiles & Components)	4,580,089
4,800	Noevir Holdings Co. Ltd. (Household & Personal Products)	244,716
733,000	Nomura Holdings, Inc. (Diversified Financials)	4,420,316
103,900	NTT DOCOMO, Inc. (Telecommunication Services)	2,457,306
31,200	Obayashi Corp. (Capital Goods)	367,602
3,200	Olympus Corp. (Health Care Equipment & Services)	117,243
7,600	Open House Co. Ltd. (Real Estate)	234,519
143,100	Persol Holdings Co. Ltd. (Commercial & Professional Services)	2,688,591
30,600	Relo Group, Inc. (Real Estate)	595,752
47,800	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,197,463
2,400	Secom Co. Ltd. (Commercial & Professional Services)	182,604
202,300	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	2,727,452
223,000	Sekisui House Ltd. (Consumer Durables & Apparel)	3,941,213
60,800	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	2,508,878
13,500	Shikoku Electric Power Co., Inc. (Utilities)	159,357
43,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,397,589
16,700	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	520,239
20,000	Shizuoka Bank Ltd. (The) (Banks)	181,387
22,300	Skylark Co. Ltd. (Consumer Services)	320,400
16,900	SoftBank Group Corp. (Telecommunication Services)	1,373,803
54,400	Sony Corp. (Consumer Durables & Apparel)	2,075,020
27,800	Square Enix Holdings Co. Ltd. (Software & Services)	911,060
3,800	ST Corp. (Household & Personal Products)	89,160
146,400	Start Today Co. Ltd. (Retailing)	3,607,983
149,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,837,147
365,000	Taisei Corp. (Capital Goods)	3,338,489
68,300	Terumo Corp. (Health Care Equipment & Services)	2,695,048
64,700	Tokio Marine Holdings, Inc. (Insurance)	2,692,379

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
33,500	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$4,528,964
318,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	3,496,733
7,600	Towa Corp. (Semiconductors & Semiconductor Equipment)	111,793
1,900	Trend Micro, Inc. (Software & Services)	98,198
55,000	UACJ Corp. (Materials)	151,066
33,200	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	1,601,978
38,500	Unicharm Corp. (Household & Personal Products)	969,275
2,500	Yamaha Corp. (Consumer Durables & Apparel)	86,547
5,100	Yodogawa Steel Works Ltd. (Materials)	135,021
5,200	Yoshinoya Holdings Co. Ltd. (Consumer Services)	86,697
78,500	Zenkoku Hosho Co. Ltd. (Diversified Financials)	3,214,096

		141,138,382

Liechtenstein – 0.0%
595	VP Bank AG (Registered) (Diversified Financials)	73,654

Luxembourg – 0.5%
7,435	ArcelorMittal (Materials)*	168,649
79,512	B&M European Value Retail SA (Retailing)	351,038
3,845	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	2,169,369

		2,689,056

Netherlands – 5.5%
142,488	ABN AMRO Group NV CVA (Banks)(a)	3,774,771
53,002	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	2,834,309
390,783	ING Groep NV (Banks)	6,745,998
53,832	Koninklijke DSM NV (Materials)	3,915,339
122,184	Koninklijke Philips NV (Capital Goods)	4,349,590
113,331	NN Group NV (Insurance)	4,021,330
14,739	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	1,613,183
153,940	Royal Dutch Shell plc Class B (Energy)	4,132,737
22,482	Wolters Kluwer NV (Commercial & Professional Services)	950,831

		32,338,088

New Zealand – 0.0%
64,405	Air New Zealand Ltd. (Transportation)	153,890

Common Stocks – (continued)
Norway – 2.1%
11,171	Austevoll Seafood ASA (Food, Beverage & Tobacco)	94,939
11,849	Borregaard ASA (Materials)	146,243
241,885	DNB ASA (Banks)	4,118,042
71,780	Grieg Seafood ASA (Food, Beverage & Tobacco)	499,931
35,060	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	190,401
75,871	Marine Harvest ASA (Food, Beverage & Tobacco)*	1,298,093
692,668	Norsk Hydro ASA (Materials)	3,833,229
171,490	Orkla ASA (Food, Beverage & Tobacco)	1,743,026
9,479	Salmar ASA (Food, Beverage & Tobacco)	234,958
5,636	Tomra Systems ASA (Commercial & Professional Services)	68,877
7,218	Veidekke ASA (Capital Goods)	94,237

		12,321,976

Portugal – 0.0%
20,096	Altri SGPS SA (Materials)	92,553

Singapore – 1.2%
144,900	China Aviation Oil Singapore Corp. Ltd. (Energy)	175,708
118,500	Genting Singapore plc (Consumer Services)	93,362
266,900	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	72,697
19,400	Jardine Cycle & Carriage Ltd. (Retailing)	624,615
593,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	4,649,875
44,900	Singapore Airlines Ltd. (Transportation)	329,981
14,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	128,672
367,600	Wilmar International Ltd. (Food, Beverage & Tobacco)	894,132

		6,969,042

South Africa – 0.7%
149,473	Mondi plc (Materials)	3,919,448

Spain – 2.9%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,975,805
28,129	Amadeus IT Group SA (Software & Services)	1,681,432
1,166,050	Banco Santander SA (Banks)	7,742,434
99,936	Bankinter SA (Banks)	921,905
21,119	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	588,821
221,884	Repsol SA (Energy)	3,401,721

		17,312,118

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – 3.7%
75,598	Alfa Laval AB (Capital Goods)	$1,547,303
15,164	Atlas Copco AB Class B (Capital Goods)	524,140
9,863	Bure Equity AB (Diversified Financials)	114,731
141,453	Electrolux ABSeries B (Consumer Durables & Apparel)	4,638,422
59,071	Essity AB Class B (Household & Personal Products)*	1,616,184
1,992	Holmen AB Class B (Materials)	86,458
155,354	Husqvarna AB Class B (Consumer Durables & Apparel)	1,544,250
4,957	Loomis AB Class B (Commercial & Professional Services)	177,693
253,728	Sandvik AB (Capital Goods)	3,994,754
424,462	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	3,211,058
110,654	Swedish Match AB (Food, Beverage & Tobacco)	3,898,431
2,844	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	178,746
7,518	Volvo AB Class B (Capital Goods)	128,209

		21,660,379

Switzerland – 6.4%
231,015	ABB Ltd. (Registered) (Capital Goods)	5,734,049
13,067	Adecco Group AG (Registered) (Commercial & Professional Services)	995,473
992	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	113,175
1,952	Bobst Group SA (Registered) (Capital Goods)	187,706
3,854	Cembra Money Bank AG (Diversified Financials)	365,254
246	Conzzeta AG (Registered) (Capital Goods)	243,588
1,357	Flughafen Zurich AG (Registered) (Transportation)	333,280
142	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	233,532
1,884	Georg Fischer AG (Registered) (Capital Goods)	1,827,441
24,334	Logitech International SA (Registered) (Technology Hardware & Equipment)	895,417
20,071	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	4,347,703
96	Metall Zug AG (Registered) Class B (Consumer Durables & Apparel)	417,193
57,281	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,995,916
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,171,711

Common Stocks – (continued)
Switzerland – (continued)
3,566	Oriflame Holding AG (Household & Personal Products)	134,010
15,357	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,923,943
364,143	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	5,243,200
2,546	Sulzer AG (Registered) (Capital Goods)	288,612
364,627	UBS Group AG (Registered) (Diversified Financials)*	6,200,806
629	Zurich Insurance Group AG (Insurance)	183,573

		37,835,582

United Kingdom – 13.2%
71,921	888 Holdings plc (Consumer Services)	239,101
15,643	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,047,824
192,048	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(c)	6,546,916
168,976	Barratt Developments plc (Consumer Durables & Apparel)	1,241,006
113,944	British American Tobacco plc (Food, Beverage & Tobacco)	7,764,478
114,633	British Land Co. plc (The) (REIT)	904,976
238,152	Compass Group plc (Consumer Services)	5,026,805
181,414	Diageo plc (Food, Beverage & Tobacco)	5,361,106
2,326	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	99,379
839,234	Direct Line Insurance Group plc (Insurance)	3,886,092
44,690	Electrocomponents plc (Technology Hardware & Equipment)	336,151
70,347	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,033,363
7,302	HomeServe plc (Commercial & Professional Services)	69,950
954,402	HSBC Holdings plc (Banks)	8,858,728
498,662	International Consolidated Airlines Group SA (Transportation)	3,962,013
79,545	JD Sports Fashion plc (Retailing)	362,333
3,366,170	Lloyds Banking Group plc (Banks)	2,900,886
48,320	Micro Focus International plc (Software & Services)	1,428,783
28,180	National Grid plc (Utilities)	349,164
104,859	OneSavings Bank plc (Banks)	512,151
147,305	Persimmon plc (Consumer Durables & Apparel)	4,302,265
100,909	QinetiQ Group plc (Capital Goods)	355,481
2,891	Reckitt Benckiser Group plc (Household & Personal Products)	293,070

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
106,294	Regional REIT Ltd. (REIT)(a)	$145,711
40,445	Rentokil Initial plc (Commercial & Professional Services)	143,926
37,414	Safestore Holdings plc (REIT)	204,916
183,978	Smiths Group plc (Capital Goods)	3,825,257
162,475	SSP Group plc (Consumer Services)	1,006,867
20,298	St Modwen Properties plc (Real Estate)	94,883
116,448	Standard Life Investment Property Income Trust Ltd. (REIT)	135,363
313,285	Subsea 7 SA (Energy)	4,224,160
30,131	Tate & Lyle plc (Food, Beverage & Tobacco)	259,680
36,085	Unilever plc (Household & Personal Products)	1,952,844
36,634	Unilever plc ADR (Household & Personal Products)	1,982,632
66,124	Vodafone Group plc ADR (Telecommunication Services)	1,899,742
160,388	WPP plc (Media)	3,377,240

		78,135,242

United States – 0.8%
64,290	Carnival plc ADR (Consumer Services)(d)	4,250,855
2,995	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	99,655
14,945	Sims Metal Management Ltd. (Materials)	174,007

		4,524,517

TOTAL COMMON STOCKS
(Cost $480,981,752)		$569,757,571

Units	Description	Expiration Month	Value
Right* – 0.0%
Spain – 0.0%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/17	$61,534
(Cost $63,939)

Shares	Distribution Rate	Value
Investment Company(e)(f) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,310	0.845%	$1,310
(Cost $1,310)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $481,047,001)		$569,820,415

Securities Lending Reinvestment Vehicle(e)(f) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,216,000	0.845%	$3,216,000
(Cost $3,216,000)

TOTAL INVESTMENTS – 97.1%
(Cost $484,263,001)		$573,036,415

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		16,885,285

NET ASSETS – 100.0%		$589,921,700

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,661,080, which represents approximately 1.8% of net assets as of June 30, 2017.
(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	All or a portion of security is on loan.
(e)	Represents an affiliated issuer.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	116	September 2017	$4,545,711	$(178,765)
FTSE 100 Index	22	September 2017	2,075,259	(61,208)
Hang Seng Index	1	July 2017	163,850	(754)
MSCI Singapore Index	5	July 2017	130,180	314
SPI 200 Index	7	September 2017	759,819	(16,010)
TSE TOPIX Index	13	September 2017	1,862,592	12,636
TOTAL				$(243,787)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,820,536,698, $393,348,422, $852,538,053 and $481,045,691)(a)	$3,201,073,418	$386,844,784	$1,260,868,843	$569,819,105
Investments in affiliated issuers, at value (cost $52,404, $197, $1,409,490 and $1,310)	52,404	197	1,409,490	1,310
Investments in affiliated securities lending reinvestment vehicle, at value (cost $2,925,000, $136,800, $1,186,925 and $3,216,000)	2,925,000	136,800	1,186,925	3,216,000
Cash	40,203,131	867,404	19,464,131	6,546,034
Foreign currencies, at value (cost $0, $5,029,063, $0 and $11,680,210)	—	5,200,047	—	11,844,080
Receivables:
Investments sold	6,192,158	—	20,610,473	—
Fund shares sold	4,514,026	115,958	523,318	260,880
Dividends	4,040,634	1,076,832	1,239,833	1,181,385
Reimbursement from investment adviser	18,919	—	—	26,039
Securities lending income	481	2,121	386	405
Foreign tax reclaims	—	1,440,105	—	945,223
Due from custodian	—	942,941	—	—
Variation margin on certain derivative contracts	5,633	—	637	—
Other assets	7,025	861	3,156	1,346
Total assets	3,259,032,829	396,628,050	1,305,307,192	593,841,807

Liabilities:
Written options, at value (premiums received $19,533,257, $3,721,564, $0 and $0)	20,220,760	2,323,915	—	—
Variation margin on certain derivative contracts	—	35,795	—	88,368
Payables:
Investments purchased	7,184,355	942,941	20,662,018	2
Fund shares redeemed	3,457,746	180,277	20,712	45,175
Payable upon return of securities loaned	2,925,000	136,800	1,186,925	3,216,000
Management fees	1,817,690	260,593	720,191	410,728
Distribution and Service fees and Transfer Agency fees	396,379	17,917	81,280	23,054
Accrued expenses	82,977	105,554	85,551	136,780
Total liabilities	36,084,907	4,003,792	22,756,677	3,920,107

Net Assets:
Paid-in capital	2,784,303,786	427,262,153	899,223,282	526,907,516
Undistributed (distributions in excess of) net investment income	1,741,418	(43,989)	4,972,139	7,541,706
Accumulated net realized gain (loss)	57,160,628	(29,547,637)	(29,930,692)	(33,248,747)
Net unrealized gain (loss)	379,742,090	(5,046,269)	408,285,786	88,721,225
NET ASSETS	$3,222,947,922	$392,624,258	$1,282,550,515	$589,921,700
Net Assets:
Class A	$279,894,227	$4,561,101	$48,168,592	$4,988,344
Class C	164,871,750	3,401,190	22,050,631	1,297,486
Institutional	2,375,805,552	380,365,544	1,195,634,808	576,114,591
Service	—	—	663,813	—
Class IR	402,376,393	4,296,423	16,032,671	7,521,279
Total Net Assets	$3,222,947,922	$392,624,258	$1,282,550,515	$589,921,700
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	21,989,631	629,830	2,377,275	498,225
Class C	13,001,976	486,706	1,147,189	133,618
Institutional	187,056,206	53,427,647	58,023,290	57,936,294
Service	—	—	32,567	—
Class IR	31,660,171	605,323	778,891	751,552
Net asset value, offering and redemption price per share:(b)
Class A	$12.73	$7.24	$20.26	$10.01
Class C	12.68	6.99	19.22	9.71
Institutional	12.70	7.12	20.61	9.94
Service	—	—	20.38	—
Class IR	12.71	7.10	20.58	10.01

(a)	Includes loaned securities having a market value of $2,843,135, $135,392, $1,136,387 and $3,173,760 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $13.47, $7.66, $21.44 and $10.59, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $25,927, $860,326, $0 and $958,176)	$40,804,269	$8,557,466	$9,443,570	$10,335,486
Dividends — affiliated issuers	187,885	4,912	39,794	7,809
Securities lending income — affiliated issuer	7,396	22,231	2,950	13,277
Total investment income	40,999,550	8,584,609	9,486,314	10,356,572

Expenses:
Management fees	10,369,995	1,442,966	4,179,344	2,330,084
Transfer Agency fees(a)	1,156,270	79,587	307,398	117,338
Distribution and Service fees(a)	1,121,772	19,867	172,832	11,155
Custody, accounting and administrative services	162,941	65,978	69,535	96,136
Registration fees	92,225	30,536	28,673	35,371
Professional fees	42,832	53,802	43,904	56,704
Printing and mailing costs	32,869	7,607	12,596	7,731
Trustee fees	10,653	8,411	9,264	8,605
Service share fees — Service Plan	—	—	802	—
Service share fees — Shareholder Administration Plan	—	—	802	—
Other	33,070	9,198	18,074	9,051
Total expenses	13,022,627	1,717,952	4,843,224	2,672,175
Less — expense reductions	(246,053)	(2,882)	(15,901)	(59,348)
Net expenses	12,776,574	1,715,070	4,827,323	2,612,827
NET INVESTMENT INCOME	28,222,976	6,869,539	4,658,991	7,743,745

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	97,094,959	(2,031,291)	9,646,217	47,159,695
Futures contracts	6,543,132	603,793	1,684,652	1,068,140
Foreign currency transactions	—	181,091	—	74,524
Written options	(43,222,480)	(2,125,333)	—	—
Net change in unrealized gain (loss) on:
Investments	72,531,477	42,895,040	79,506,414	26,871,123
Futures contracts	249,995	(93,425)	(68,764)	(234,688)
Foreign currency translation	—	343,398	—	241,568
Written options	9,202,959	1,905,012	—	—
Net realized and unrealized gain	142,400,042	41,678,285	90,768,519	75,180,362
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,623,018	$48,547,824	$95,427,510	$82,924,107

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$337,382	$784,390	$256,412	$149,035	$449,746	$—	$301,077
International Equity Dividend and Premium	6,112	13,755	4,645	2,614	69,037	—	3,291
U.S. Tax-Managed Equity	59,763	113,069	45,420	21,483	226,101	128	14,266
International Tax-Managed Equity	5,535	5,620	4,207	1,068	107,602	—	4,461

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016
From operations:
Net investment income	$28,222,976	$39,154,893
Net realized gain (loss)	60,415,611	76,166,366
Net change in unrealized gain (loss)	81,984,431	134,707,366
Net increase in net assets resulting from operations	170,623,018	250,028,625

Distributions to shareholders:
From net investment income
Class A Shares	(2,016,290)	(3,738,453)
Class C Shares	(682,848)	(1,052,935)
Institutional Shares	(21,654,667)	(32,416,858)
Service Shares	—	—
Class IR Shares	(3,365,585)	(2,136,468)
From net realized gains
Class A Shares	—	(9,720,310)
Class C Shares	—	(5,035,563)
Institutional Shares	—	(70,738,512)
Class IR Shares	—	(5,771,130)
Total distributions to shareholders	(27,719,390)	(130,610,229)

From share transactions:
Proceeds from sales of shares	868,806,545	1,238,497,043
Reinvestment of distributions	24,603,926	116,491,582
Cost of shares redeemed	(487,959,171)	(401,224,181)
Net increase (decrease) in net assets resulting from share transactions	405,451,300	953,764,444
TOTAL INCREASE	548,354,928	1,073,182,840

Net assets:
Beginning of period	2,674,592,994	1,601,410,154
End of period	$3,222,947,922	$2,674,592,994
Undistributed (distributions in excess of) net investment income	$1,741,418	$1,237,832

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016	For the Six Months Ended June 30, 2017 (Unaudited)	For the Fiscal Year Ended December 31, 2016

$6,869,539	$9,400,852	$4,658,991	$10,257,148	$7,743,745	$8,815,381
(3,371,740)	(21,816,393)	11,330,869	10,789,522	48,302,359	7,181,824
45,050,025	16,448,049	79,437,650	82,407,174	26,878,003	(7,179,959)
48,547,824	4,032,508	95,427,510	103,453,844	82,924,107	8,817,246

(71,406)	(217,063)	—	(290,064)	—	(76,758)
(45,067)	(53,653)	—	—	—	(8,324)
(6,799,588)	(9,117,288)	—	(10,183,706)	—	(8,908,634)
—	—	—	(842)	—	—
(74,267)	(51,621)	—	(128,024)	—	(18,421)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(6,990,328)	(9,439,625)	—	(10,602,636)	—	(9,012,137)

53,888,876	86,617,253	86,409,451	164,924,713	47,316,110	181,954,674
6,922,592	9,338,124	—	10,433,576	—	9,012,029
(27,682,947)	(67,424,216)	(45,730,477)	(167,179,979)	(66,798,761)	(96,123,872)
33,128,521	28,531,161	40,678,974	8,178,310	(19,482,651)	94,842,831
74,686,017	23,124,044	136,106,484	101,029,518	63,441,456	94,647,940

317,938,241	294,814,197	1,146,444,031	1,045,414,513	526,480,244	431,832,304
$392,624,258	$317,938,241	$1,282,550,515	$1,146,444,031	$589,921,700	$526,480,244
$(43,989)	$76,800	$4,972,139	$313,148	$7,541,706	$(202,039)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$12.11	$0.10	$0.61	$0.71	$(0.09)	$—	$(0.09)
2017 - C	12.07	0.05	0.61	0.66	(0.05)	—	(0.05)
2017 - Institutional	12.09	0.12	0.61	0.73	(0.12)	—	(0.12)
2017 - IR	12.10	0.12	0.60	0.72	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	11.34	0.20	1.21	1.41	(0.19)	(0.45)	(0.64)
2016 - C	11.31	0.11	1.21	1.32	(0.11)	(0.45)	(0.56)
2016 - Institutional	11.31	0.24	1.22	1.46	(0.23)	(0.45)	(0.68)
2016 - IR	11.33	0.23	1.21	1.44	(0.22)	(0.45)	(0.67)
2015 - A	11.76	0.21	0.04	0.25	(0.20)	(0.47)	(0.67)
2015 - C	11.74	0.12	0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25	0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - IR	11.75	0.24	0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23	0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14	0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27	0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26	0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20	2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13	2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25	2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23	2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25	0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18	0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28	0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29	0.70	0.99	(0.27)	(0.51)	(0.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.73	5.82%	$279,894	1.14	%(d)	1.16	%(d)	1.55	%(d)	16%
12.68	5.41	164,872	1.89	(d)	1.91	(d)	0.85	(d)	16
12.70	6.03	2,375,806	0.74	(d)	0.76	(d)	2.00	(d)	16
12.71	5.99	402,376	0.89	(d)	0.91	(d)	1.88	(d)	16

12.11	12.73	294,401	1.16		1.19		1.67		23
12.07	11.92	142,909	1.91		1.94		0.92		23
12.09	13.17	2,062,756	0.76		0.79		2.07		23
12.10	12.92	174,527	0.91		0.94		1.90		23
11.34	2.08	194,237	1.17		1.20		1.75		39
11.31	1.26	90,091	1.92		1.95		1.01		39
11.31	2.49	1,262,977	0.77		0.80		2.15		39
11.33	2.34	54,106	0.92		0.95		2.03		39
11.76	10.47	172,832	1.19		1.20		1.96		53
11.74	9.68	74,125	1.94		1.95		1.21		53
11.73	10.83	1,149,361	0.79		0.80		2.36		53
11.75	10.75	39,960	0.94		0.95		2.21		53
11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$6.43	$0.11	(c)	$0.81	$0.92	$(0.11)	$—	$(0.11)
2017 - C	6.21	0.09	(c)	0.79	0.88	(0.10)	—	(0.10)
2017 - Institutional	6.32	0.13	(c)	0.80	0.93	(0.13)	—	(0.13)
2017 - IR	6.31	0.14	(c)	0.78	0.92	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	6.56	0.18	(c)	(0.14)	0.04	(0.17)	—	(0.17)
2016 - C	6.35	0.12	(c)	(0.14)	(0.02)	(0.12)	—	(0.12)
2016 - Institutional	6.46	0.19	(c)	(0.14)	0.05	(0.19)	—	(0.19)
2016 - IR	6.44	0.17	(c)	(0.11)	0.06	(0.19)	—	(0.19)
2015 - A	7.14	0.16	(c)(e)	(0.49)	(0.33)	(0.14)	(0.11)	(0.25)
2015 - C	6.94	0.09	(c)(e)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(c)(e)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - IR	7.02	0.16	(c)(e)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(c)(f)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(c)(f)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(c)(f)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(c)(f)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(c)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.24	14.39%	$4,561	1.35	%(d)	1.35	%(d)	3.16	%(d)	10%
6.99	14.14	3,401	2.10	(d)	2.10	(d)	2.66	(d)	10
7.12	14.75	380,366	0.95	(d)	0.95	(d)	3.87	(d)	10
7.10	14.56	4,296	1.09	(d)	1.10	(d)	4.00	(d)	10

6.43	0.66	5,968	1.37		1.38		2.87		18
6.21	(0.21)	2,549	2.12		2.13		2.00		18
6.32	0.92	307,311	0.97		0.98		3.08		18
6.31	0.96	2,111	1.12		1.13		2.64		18
6.56	(4.80)	9,532	1.37		1.37		2.26	(e)	100
6.35	(5.59)	3,329	2.12		2.12		1.38	(e)	100
6.46	(4.42)	281,204	0.97		0.97		2.65	(e)	100
6.44	(4.69)	749	1.12		1.12		2.33	(e)	100
7.14	(5.30)	10,565	1.35		1.35		3.13	(f)	44
6.94	(6.04)	2,634	2.10		2.10		2.32	(f)	44
7.03	(4.99)	415,503	0.95		0.95		3.45	(f)	44
7.02	(5.16)	862	1.09		1.09		3.52	(f)	44
8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$18.75	$0.04	$1.47		$1.51	$—	$—	$—
2017 - C	17.86	(0.03)	1.39		1.36	—	—	—
2017 - Institutional	19.04	0.08	1.49		1.57	—	—	—
2017 - Service	18.88	0.03	1.47		1.50	—	—	—
2017 - IR	19.03	0.07	1.48		1.55	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	17.28	0.11	1.47		1.58	(0.11)	—	(0.11)
2016 - C	16.48	(0.02)	1.40		1.38	—	—	—
2016 - Institutional	17.53	0.18	1.51		1.69	(0.18)	—	(0.18)
2016 - Service	17.33	0.09	1.49		1.58	(0.03)	—	(0.03)
2016 - IR	17.54	0.15	1.50		1.65	(0.16)	—	(0.16)
2015 - A	17.44	0.13	(0.18)		(0.05)	(0.11)	—	(0.11)
2015 - C	16.67	— (e)	(0.18)		(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20	(0.18)		0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12	(0.19)		(0.07)	(0.13)	—	(0.13)
2015 - IR	17.70	0.18	(0.18)		— (e)	(0.16)	—	(0.16)
2014 - A	15.45	0.09	1.97		2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)	1.89		1.85	—	—	—
2014 - Institutional	15.66	0.15	2.01		2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04	2.00		2.04	—	—	—
2014 - IR	15.68	0.13	2.00		2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11	4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	— (e)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16	4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12	4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14	4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12	1.44	(f)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05	1.38	(f)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18	1.46	(f)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12	1.45	(f)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16	1.46	(f)	1.62	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%,14.68%,15.92%,15.36% and 15.80%, respectively.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.26	8.05%		$48,169	1.15	%(d)	1.16	%(d)	0.39	%(d)	45%
19.22	7.61		22,051	1.90	(d)	1.91	(d)	(0.35	)(d)	45
20.61	8.25		1,195,635	0.75	(d)	0.76	(d)	0.81	(d)	45
20.38	7.94		664	1.25	(d)	1.26	(d)	0.30	(d)	45
20.58	8.15		16,033	0.90	(d)	0.91	(d)	0.68	(d)	45

18.75	9.09		51,206	1.17		1.17		0.61		118
17.86	8.35		22,512	1.92		1.92		(0.15)		118
19.04	9.61		1,057,850	0.77		0.77		1.01		118
18.88	9.07		614	1.27		1.27		0.53		118
19.03	9.40		14,262	0.92		0.93		0.84		118
17.28	(0.28)		57,913	1.17		1.17		0.73		96
16.48	(1.05)		22,194	1.92		1.92		(0.02)		96
17.53	0.10		957,273	0.77		0.77		1.12		96
17.33	(0.41)		1,236	1.27		1.27		0.67		96
17.54	(0.03)		6,799	0.92		0.92		0.99		96
17.44	13.32		51,253	1.18		1.19		0.52		57
16.67	12.48		15,750	1.93		1.94		(0.22)		57
17.69	13.78		735,421	0.78		0.79		0.93		57
17.53	13.17		58	1.28		1.29		0.25		57
17.70	13.57		4,175	0.93		0.94		0.78		57
15.45	38.17		34,792	1.15		1.21		0.80		95
14.82	37.07		10,648	1.90		1.96		0.04		95
15.66	38.73		493,729	0.75		0.81		1.17		95
15.49	38.08		411	1.27		1.29		0.81		95
15.68	38.48		843	0.91		0.96		1.02		95
11.38	15.69	(f)	35,890	1.09		1.23		1.13		184
10.95	14.89	(f)	8,228	1.84		1.97		0.44		184
11.54	16.12	(f)	304,435	0.69		0.82		1.65		184
11.46	15.56	(f)	40	1.19		1.32		1.11		184
11.55	16.01	(f)	476	0.84		0.97		1.42		184

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2017 - A	$8.62	$0.10		$1.29	$1.39	$—
2017 - C	8.39	0.08		1.24	1.32	—
2017 - Institutional	8.54	0.13		1.27	1.40	—
2017 - IR	8.61	0.15		1.25	1.40	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	8.67	0.12		(0.04)	0.08	(0.13)
2016 - C	8.45	0.06		(0.05)	0.01	(0.07)
2016 - Institutional	8.59	0.16		(0.05)	0.11	(0.16)
2016 - IR	8.65	0.15		(0.05)	0.10	(0.14)
2015 - A	8.45	0.11		0.21	0.32	(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - IR	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(e)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(e)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(e)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(e)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(f)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(f)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(f)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(f)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(f)	Includes a distribution from capital of less than $0.01 per share.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.01	16.13%	$4,988	1.35	%(d)	1.37	%(d)	2.20	%(d)	67%
9.71	15.73	1,297	2.09	(d)	2.12	(d)	1.71	(d)	67
9.94	16.39	576,115	0.95	(d)	0.97	(d)	2.83	(d)	67
10.01	16.26	7,521	1.08	(d)	1.11	(d)	3.20	(d)	67

8.62	0.93	5,082	1.38		1.39		1.37		125
8.39	0.11	1,012	2.13		2.14		0.67		125
8.54	1.26	519,135	0.98		0.99		1.90		125
8.61	1.21	1,251	1.13		1.14		1.76		125
8.67	3.77	3,408	1.38		1.39		1.22		113
8.45	3.07	812	2.13		2.13		0.20		113
8.59	4.26	426,168	0.98		0.99		1.71		113
8.65	4.04	1,444	1.13		1.13		0.84		113
8.45	(5.79)	2,151	1.38		1.42		2.98	(e)	106
8.27	(6.55)	181	2.13		2.17		1.71	(e)	106
8.36	(5.48)	316,062	0.98		1.02		3.12	(e)	106
8.43	(5.59)	205	1.13		1.17		3.12	(e)	106
9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and IR	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2017:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$229,478	$—	$—
Europe	317,226	—	—
North America	3,198,851,337	—	—
South America	1,675,377	—	—
Investment Company	52,404	—	—
Securities Lending Reinvestment Vehicle	2,925,000	—	—
Total	$3,204,050,822	$—	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(107,127)	$—	$—
Written Options	(20,220,760)	—	—
Total	$(20,327,887)	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$727,086	$105,271,392	$—
Australia and Oceania	—	34,622,526	—
Europe	22,343,641	223,754,434	—
North America	—	125,705	—
Investment Company	197	—	—
Securities Lending Reinvestment Vehicle	136,800	—	—
Total	$23,207,724	$363,774,057	$—

Derivative Type
Assets(b)
Futures Contracts	$4,667	$—	$—
Liabilities
Futures Contracts(b)	$(99,608)	$—	$—
Written Options	(2,323,915)	—	—
Total	$(2,423,523)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,028,074	$—	$—
North America	1,258,808,003	32,766	—
Investment Company	1,409,490	—	—
Securities Lending Reinvestment Vehicle	1,186,925	—	—
Total	$1,263,432,492	$32,766	$—

Derivative Type
Liability(b)
Futures Contracts	$(45,004)	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$3,919,448	$—
Asia	—	177,422,631	—
Australia and Oceania	—	53,465,469	—
Europe	15,075,836	315,411,204	—
North America	4,250,855	273,662	—
Investment Company	1,310	—	—
Securities Lending Reinvestment Vehicle	3,216,000	—	—
Total	$22,544,001	$550,492,414	$—

Derivative Type
Asset(b)
Futures Contracts	$12,950	$—	$—
Liability(b)
Futures Contracts	$(256,737)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on certain derivative contracts, Payable for written options at value	$(20,327,887)	(a)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	4,667	(a)	Variation margin on certain derivative contracts, Payable for written options at value	(2,423,523)	(a)
U.S. Tax-Managed Equity	Equity	—	—		Variation margin on certain derivative contracts	(45,004)	(a)
International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	12,950	(a)	Variation margin on certain derivative contracts	(256,737)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of June 30, 2017 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(36,679,348)	$9,452,954	5,205
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts, investments and written options/Net change in unrealized gain (loss) on futures contracts and written options	(1,521,910)	1,811,587	2,603
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,684,652	(68,764)	157
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,068,140	(234,688)	162

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.69	0.69
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2017, GSAM waived $51,707, $1,633, $10,957 and $2,233 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Service
Distribution Plan	0.25%	0.75%	—%
Service Plan	—	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2017, Goldman Sachs advised that it retained front end sales charges of $73,961, $153, $1,046, and $1,484 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective July 28, 2017, the annual rates were amended for Class A, Class C, Class IR and Class R Shares to 0.18% of average daily net assets. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.014%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.094% for the International Tax-Managed Equity Fund. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Fee Waiver	Total Expense Reductions
U.S. Equity Dividend and Premium	$51,707	$165,068	$14,758	$14,520	$246,053
International Equity Dividend and Premium	1,633	—	1,249	—	2,882
U.S. Tax-Managed Equity	10,957	—	4,944	—	15,901
International Tax-Managed Equity	2,233	54,981	2,134	—	59,348

G.  Line of Credit Facility — As of June 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates . This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2017, Goldman Sachs earned $914 and $1,969 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2017:

Fund	Market Value 12/31/16	Purchases at Cost	Proceeds from Sales	Market Value 6/30/17	Dividend Income
U.S. Equity Dividend and Premium	$67,791,499	$452,500,464	$(520,239,559)	$52,404	$187,885
International Equity Dividend and Premium	—	20,191,911	(20,191,714)	197	4,912
U.S. Tax-Managed Equity	—	99,138,510	(97,729,020)	1,409,490	39,794
International Tax-Managed Equity	256	78,465,075	(78,464,021)	1,310	7,809

As of June 30, 2017, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	8%	—%
International Equity Dividend and Premium	39	—
U.S. Tax-Managed Equity	—	85
International Tax-Managed Equity	—	88

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2017, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$920,007,018	$469,441,478
International Equity Dividend and Premium	68,296,958	33,352,487
U.S. Tax-Managed Equity	591,658,161	538,033,192
International Tax-Managed Equity	361,703,738	355,465,817

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

7. SECURITIES LENDING (continued)

delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$807	$1,446	$—
International Equity Dividend and Premium	2,598	103	136,800
U.S. Tax-Managed Equity	324	782	131,150
International Tax-Managed Equity	1,338	133	—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2017:

Fund	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 6/30/2017
U.S. Equity Dividend and Premium	$7,057,525	$67,616,991	$(71,749,516)	$2,925,000
International Equity Dividend and Premium	976,900	12,276,910	(13,117,010)	136,800
U.S. Tax-Managed Equity	4,817,100	13,503,350	(17,133,525)	1,186,925
International Tax-Managed Equity	708,486	34,675,635	(32,168,121)	3,216,000

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards
Expiring 2017(1)	$—	$—	$—	$(31,387,420)
Perpetual Long-term	—	(17,065,848)	—	—
Perpetual Short-term	—	—	(39,976,616)	(49,931,158)
Total capital loss carryforwards	$—	$(17,065,848)	$(39,976,616)	$(81,318,578)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral and Deferred Dividends from REIT Distributions)	$(12,541,657)	$(9,602,979)	$(1,145,352)	$(374,068)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,823,543,638	$393,601,048	$855,068,122	$484,491,074
Gross unrealized gain	446,542,776	28,769,212	409,117,050	91,076,144
Gross unrealized loss	(66,035,592)	(35,388,479)	(719,914)	(2,530,803)
Net unrealized security gain (loss)	$380,507,184	$(6,619,267)	$408,397,136	$88,545,341

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,907,492	$124,293,842	12,647,333	$150,820,215
Reinvestment of distributions	153,634	1,942,966	1,074,353	13,040,607
Shares redeemed	(12,376,767)	(153,871,778)	(6,546,730)	(77,158,201)
	(2,315,641)	(27,634,970)	7,174,956	86,702,621
Class C Shares
Shares sold	2,789,047	34,764,459	5,729,698	67,996,153
Reinvestment of distributions	45,922	578,305	412,246	4,996,220
Shares redeemed	(1,669,335)	(20,910,633)	(2,269,562)	(26,623,485)
	1,165,634	14,432,131	3,872,382	46,368,888
Institutional Shares
Shares sold	37,050,196	462,452,311	74,063,806	879,231,543
Reinvestment of distributions	1,483,005	18,717,111	7,474,410	90,547,157
Shares redeemed	(22,143,445)	(277,322,965)	(22,528,418)	(264,717,264)
	16,389,756	203,846,457	59,009,798	705,061,436
Class IR Shares
Shares sold	19,821,049	247,295,933	11,784,064	140,449,132
Reinvestment of distributions	266,430	3,365,544	650,809	7,907,598
Shares redeemed	(2,852,015)	(35,853,795)	(2,787,456)	(32,725,231)
	17,235,464	214,807,682	9,647,417	115,631,499
NET INCREASE	32,475,213	$405,451,300	79,704,553	$953,764,444

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	56,895	$386,425	188,370	$1,210,233
Reinvestment of distributions	9,989	71,406	33,882	213,594
Shares redeemed	(365,821)	(2,468,054)	(747,009)	(4,841,914)
	(298,937)	(2,010,223)	(524,757)	(3,418,087)
Class C Shares
Shares sold	138,540	965,390	37,418	228,946
Reinvestment of distributions	6,512	45,067	8,776	53,450
Shares redeemed	(68,490)	(465,556)	(160,258)	(984,153)
	76,562	544,901	(114,064)	(701,757)
Institutional Shares
Shares sold	7,325,841	49,703,425	13,277,243	82,712,513
Reinvestment of distributions	958,926	6,731,853	1,447,262	9,019,459
Shares redeemed	(3,469,359)	(23,643,827)	(9,671,643)	(60,426,490)
	4,815,408	32,791,451	5,052,862	31,305,482
Class IR Shares
Shares sold	425,727	2,833,636	396,064	2,465,561
Reinvestment of distributions	10,607	74,266	8,308	51,621
Shares redeemed	(165,748)	(1,105,510)	(185,926)	(1,171,659)
	270,586	1,802,392	218,446	1,345,523
NET INCREASE	4,863,619	$33,128,521	4,632,487	$28,531,161

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	147,176	$2,921,885	265,460	$4,535,080
Reinvestment of distributions	—	—	13,898	263,090
Shares redeemed	(500,248)	(9,774,650)	(901,330)	(15,231,729)
	(353,072)	(6,852,765)	(621,972)	(10,433,559)
Class C Shares
Shares sold	58,650	1,102,394	161,781	2,666,369
Shares redeemed	(172,121)	(3,228,949)	(247,773)	(3,967,917)
	(113,471)	(2,126,555)	(85,992)	(1,301,548)
Institutional Shares
Shares sold	3,735,188	74,534,237	8,549,709	147,447,369
Reinvestment of distributions	—	—	522,729	10,041,620
Shares redeemed	(1,285,362)	(25,511,753)	(8,102,550)	(143,234,603)
	2,449,826	49,022,484	969,888	14,254,386
Service Shares
Shares sold	23	450	350	6,136
Reinvestment of distributions	—	—	44	842
Shares redeemed	—	—	(39,132)	(700,278)
	23	450	(38,738)	(693,300)
Class IR Shares
Shares sold	396,197	7,850,485	584,232	10,269,759
Reinvestment of distributions	—	—	6,668	128,024
Shares redeemed	(366,788)	(7,215,125)	(229,127)	(4,045,452)
	29,409	635,360	361,773	6,352,331
NET INCREASE	2,012,715	$40,678,974	584,959	$8,178,310

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity

	For the Six Months Ended June 30, 2017 (Unaudited)		For the Fiscal Year Ended December 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	157,008	$1,507,632	318,464	$2,722,587
Reinvestment of distributions	—	—	8,903	76,650
Shares redeemed	(248,244)	(2,274,643)	(130,886)	(1,125,758)
	(91,236)	(767,011)	196,481	1,673,479
Class C Shares
Shares sold	16,675	158,899	35,048	290,471
Reinvestment of distributions	—	—	993	8,324
Shares redeemed	(3,670)	(35,602)	(11,511)	(96,172)
	13,005	123,297	24,530	202,623
Institutional Shares
Shares sold	4,263,270	39,410,893	21,272,363	178,167,952
Reinvestment of distributions	—	—	1,044,389	8,908,634
Shares redeemed	(7,083,797)	(63,869,375)	(11,174,262)	(93,931,752)
	(2,820,527)	(24,458,482)	11,142,490	93,144,834
Class IR Shares
Shares sold	671,409	6,238,686	91,532	773,664
Reinvestment of distributions	—	—	2,144	18,421
Shares redeemed	(65,158)	(619,141)	(115,262)	(970,190)
	606,251	5,619,545	(21,586)	(178,105)
NET INCREASE (DECREASE)	(2,292,507)	$(19,482,651)	11,341,915	$94,842,831

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*	Beginning Account Value 01/01/17	Ending Account Value 06/30/17		Expenses Paid for the 6 Months Ended 06/30/17*
Class A
Actual	$1,000	$1,058.20		$5.82	$1,000	$1,143.90		$7.18	$1,000	$1,080.50		$5.93	$1,000	$1,161.30		$7.23
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,018.10	+	6.76	1,000	1,019.09	+	5.76	1,000	1,018.10	+	6.76
Class C
Actual	1,000	1,054.10		9.63	1,000	1,141.40		11.15	1,000	1,076.10		9.78	1,000	1,157.30		11.18
Hypothetical 5% return	1,000	1,015.42	+	9.44	1,000	1,014.38	+	10.49	1,000	1,015.37	+	9.49	1,000	1,014.43	+	10.44
Institutional
Actual	1,000	1,060.30		3.78	1,000	1,147.50		5.06	1,000	1,082.50		3.87	1,000	1,163.90		5.10
Hypothetical 5% return	1,000	1,021.12	+	3.71	1,000	1,020.08	+	4.76	1,000	1,021.08	+	3.76	1,000	1,020.08	+	4.76
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,079.40		6.44	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.60	+	6.26	N/A	N/A		N/A
Class IR
Actual	1,000	1,059.90		4.55	1,000	1,145.60		5.80	1,000	1,081.50		4.64	1,000	1,162.60		5.79
Hypothetical 5% return	1,000	1,020.38	+	4.46	1,000	1,019.39	+	5.46	1,000	1,020.33	+	4.51	1,000	1,019.44	+	5.41

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.14%	1.89%	0.74%	N/A	0.89%
International Equity Dividend and Premium	1.35	2.10	0.95	N/A	1.09
U.S. Tax-Managed Equity	1.15	1.90	0.75	1.25%	0.90
International Tax-Managed Equity	1.35	2.09	0.95	N/A	1.08

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the International Equity Dividend and Premium Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and three-year periods and in the fourth quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. They observed that the International Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. The Trustees noted that the U.S. Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2017. They noted that the U.S. Equity Dividend and Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods and in the third quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity Dividend and Premium Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund	U.S. Equity Dividend and Premium Fund
First $1 billion	0.81%	0.85%	0.70%	0.75%
Next $1 billion	0.73	0.77	0.63	0.68
Next $3 billion	0.69	0.73	0.60	0.65
Next $3 billion	0.68	0.72	0.59	0.64
Over $8 billion	0.67	0.71	0.58	0.63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Tax-Managed Equity and U.S. Equity Dividend and Premium Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.21 trillion in assets under supervision as of June 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 101879-TMPL-08/2017-589872 / TAXADVSAR-17 / 33K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 30, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	August 30, 2017